UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2015

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	30
Federal Income Tax Information	31
Trustees and Officers	32
Board Consideration and Approval of Advisory Agreement	36
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the Fund) Class A shares returned 1.60% excluding sales charges for the 12-month period that ended October 31, 2015. Class Z shares of the Fund returned 1.85%.

■  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 2.64% for the same time period.

■  The Fund's positions in local general obligation, electric revenue and hospital bonds aided performance during the period, but the positive impact was offset by its duration positioning.

Average Annual Total Returns (%) (for period ended October 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/18/02
Excluding sales charges		1.60	2.82	3.40
Including sales charges		-1.43	2.20	3.09
Class B	11/18/02
Excluding sales charges		0.84	2.05	2.63
Including sales charges		-2.12	2.05	2.63
Class C	11/18/02
Excluding sales charges		1.14	2.39	2.99
Including sales charges		0.16	2.39	2.99
Class R4*	03/19/13	1.86	3.08	3.67
Class T	06/26/00
Excluding sales charges		1.72	2.92	3.51
Including sales charges		-3.10	1.92	3.01
Class Z	08/01/94	1.85	3.08	3.66
Barclays 3-15 Year Blend Municipal Bond Index		2.64	3.91	4.70

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 3.25% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2005 – October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Connecticut Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares

Annual Report 2015
3

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at October 31, 2015)
AAA rating	8.0
AA rating	38.3
A rating	45.0
BBB rating	2.7
Not rated	6.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

The Fund's Class A shares returned 1.60% excluding sales charges during the 12-month period that ended October 31, 2015. Class Z shares of the Fund returned 1.85%. By comparison, the Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index — which is national in scope — returned 2.64% for the same time period. The Fund's positions in local general obligation, electric revenue and hospital bonds aided performance during the period, but the positive impact was offset by its duration positioning.

Market Overview

As the return of the benchmark would indicate, intermediate-term municipal bonds generated muted returns during the past 12 months. After a small rally in the first three months of the period, yields subsequently rose (as prices fell) in tandem with U.S. Treasuries through the first half of 2015. During this time, the municipal market was pressured by the impact that heavy new-issue supply had on prices. Refunding activity accounted for a large portion of the elevated supply, as issuers capitalized on the environment of low interest rates to refund higher-rated debt. The supply-and-demand equation improved in June, however, leading to a better tone in the market. Further, weaker economic data indicated that the U.S. Federal Reserve (Fed) could delay its first interest-rate increase, fueling a rally in both Treasuries and municipal bonds.

Connecticut's Economy Strengthened, but Pension Issues Weighed on its Bond Market

Connecticut continued to exhibit signs of improved economic performance during the period, but this did not translate to corresponding strength in its municipal bond market. The primary issue weighing on performance was the underfunding of the state's pension system, a topic that gained greater attention from investors during the period due to similar challenges in Illinois and New Jersey. As a result, Connecticut state general obligation bonds experienced widening yield spreads and underperformance relative to the national market. While there were no rating changes for Connecticut during the year, Standard & Poor's placed a negative outlook on the state's debt early in the year.

These developments obscured the continued economic improvement in the state. Connecticut has been experiencing a recovery on the strength of continued growth in the manufacturing and financial services sectors, which has contributed to falling unemployment and gains in wage growth. In fact, Moody's reported that financial services employment in the state has been growing at the fastest rate in ten years. In turn, these factors have fueled healthy increases in consumer spending. The state's housing market has also performed very well, leading to an increase in residential construction and an associated increase in employment within the homebuilding industry. While positive, these factors were not enough to offset the impact of concerns about pension obligations.

Annual Report 2015
4

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

New-issue supply was dominated by a few issuers during the past 12 months, including the state. Several hospitals and colleges came to market as well. There were many local general obligation issues, but a large portion of the issuance encompassed smaller-sized deals with structures that we did not feel offered much value to the Fund.

Contributors and Detractors

The Fund lagged the broader-market benchmark during the period, as would be expected given its concentration in the underperforming Connecticut market.

The Fund had slightly shorter duration than the benchmark; i.e., a lower sensitivity to interest-rate movements. Given that yields fell during the period as prices rose, this aspect of the Fund's positioning detracted from performance. The Fund's overweight in A rated bonds was a positive for performance, but its investments in the AA tier lagged due to its exposure to state general obligation bonds. Local general obligation debt, which currently comprises about 20% of the portfolio, produced results in line with the benchmark. On a sector basis, both electric revenue and hospital bonds produced above-average results. Some of the best performing bonds in the Fund for the year were its positions in longer maturity hospital issues. However, the Fund's holdings in the education sector underperformed their shorter average duration vs. the corresponding benchmark components. The unrated bonds of Stamford's Harbor Point Infrastructure Improvement District performed well as the project continued to build out.

Fund Positioning

In managing the Fund, we continue to emphasize bottom-up, issue-by-issue credit research and maintaining a competitive dividend yield for shareholders. As always, we intend to analyze what effects new purchases have on the portfolio, while seeking to manage capital gains in order to minimize tax consequences. We intend to monitor the ongoing budget and pensions issues in Connecticut, particularly as it regards some of the local general obligation issuers with pension shortfalls. We believe pension issues have the potential to lead to increased yield spreads if the rating agencies decide to enact downgrades.

Investment Risks

Fixed-income securities present issuer default risk. The fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

Annual Report 2015
5

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2015 – October 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,011.20	1,021.01	4.08	4.10	0.81
Class B	1,000.00	1,000.00	1,007.40	1,017.25	7.85	7.89	1.56
Class C	1,000.00	1,000.00	1,008.90	1,018.75	6.35	6.38	1.26
Class R4	1,000.00	1,000.00	1,012.40	1,022.26	2.83	2.84	0.56
Class T	1,000.00	1,000.00	1,011.70	1,021.51	3.58	3.60	0.71
Class Z	1,000.00	1,000.00	1,012.40	1,022.26	2.83	2.84	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 95.3%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
DISPOSAL 1.1%
New Haven Solid Waste Authority Revenue Bonds Series 2008 06/01/23	5.125%	1,520,000	1,641,828
HIGHER EDUCATION 11.8%
Connecticut State Health & Educational Facility Authority Refunding Revenue Bonds Connecticut State University Series 2014O 11/01/25	4.000%	2,000,000	2,278,820
Sacred Heart University Series 2012H (AGM) 07/01/19	5.000%	2,350,000	2,667,790
Revenue Bonds Fairfield University Series 2008N 07/01/18	5.000%	1,500,000	1,648,035
07/01/22	5.000%	2,500,000	2,744,050
Quinnipiac University Health & Education Series 2007 (NPFGC) 07/01/28	5.000%	2,000,000	2,181,700
Sacred Heart University Series 2011G 07/01/20	5.000%	1,190,000	1,332,027
Trinity College Series 1998F (NPFGC) 07/01/21	5.500%	500,000	563,150
Yale University Series 1997T-1 07/01/29	4.700%	4,800,000	5,080,608
Total			18,496,180
HOSPITAL 14.7%
Connecticut State Health & Educational Facility Authority Revenue Bonds Bridgeport Hospital Series 2012D 07/01/22	5.000%	1,400,000	1,674,050
Hartford Healthcare Series 2014E 07/01/34	5.000%	2,360,000	2,607,776
Health System Catholic East Series 2010 11/15/29	4.750%	3,420,000	3,718,087
Hospital for Special Care Series 2007C (AGM) 07/01/17	5.250%	500,000	536,560
07/01/20	5.250%	1,235,000	1,317,091
07/01/27	5.250%	750,000	791,138
Lawrence & Memorial Hospital Series 2011S 07/01/31	5.000%	2,000,000	2,178,720

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Middlesex Hospital Series 2006M (AGM) 07/01/27	4.875%	500,000	526,360
Series 2011N 07/01/20	5.000%	1,365,000	1,566,365
07/01/21	5.000%	1,000,000	1,159,460
Western Connecticut Health Network Series 2011 07/01/19	5.000%	1,760,000	1,959,742
07/01/20	5.000%	1,630,000	1,836,847
Yale-New Haven Health Series 2014A 07/01/31	5.000%	2,500,000	2,854,500
Yale-New Haven Hospital Series 2013N 07/01/25	5.000%	300,000	353,649
Total			23,080,345
INVESTOR OWNED 3.5%
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011 09/01/28	4.375%	5,000,000	5,509,800
JOINT POWER AUTHORITY 0.7%
Connecticut Municipal Electric Energy Cooperative Revenue Bonds Series 2012A 01/01/27	5.000%	1,000,000	1,131,690
LOCAL GENERAL OBLIGATION 21.8%
City of Bridgeport Unlimited General Obligation Bonds Series 2014A (AGM) 07/01/31	5.000%	1,350,000	1,539,229
Unlimited General Obligation Refunding Bonds Series 2004C (NPFGC) 08/15/17	5.250%	1,500,000	1,614,090
08/15/21	5.500%	1,125,000	1,338,233
City of Hartford Unlimited General Obligation Bonds Series 2011A 04/01/22	5.250%	1,325,000	1,547,176
04/01/23	5.250%	1,325,000	1,529,673
04/01/24	5.250%	1,325,000	1,528,546
Unlimited General Obligation Refunding Bonds Series 2005C (NPFGC) 09/01/19	5.000%	2,085,000	2,361,513
Series 2013A 04/01/26	5.000%	1,810,000	2,086,876
City of Middletown Unlimited General Obligation Bonds Series 2015 04/01/26	5.000%	2,000,000	2,485,720

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of New Haven Unlimited General Obligation Bonds Series 2011 (AGM) 08/01/18	5.000%	820,000	906,576
Series 2015 (AGM) 09/01/27	5.000%	1,200,000	1,385,364
Unlimited General Obligation Refunding Bonds Series 2008 (AGM) 11/01/18	5.000%	4,410,000	4,911,020
City of Stamford Unlimited General Obligation Refunding Bonds Series 2003B 08/15/17	5.250%	1,125,000	1,220,513
Town of Brookfield Unlimited General Obligation Refunding Bonds Series 2014 08/01/25	5.000%	325,000	408,291
Town of Fairfield Unlimited General Obligation Refunding Bonds Series 2008 01/01/20	5.000%	1,000,000	1,161,160
01/01/22	5.000%	500,000	602,415
Town of Hamden Unlimited General Obligation Bonds Series 2014A (BAM) 08/15/23	5.000%	320,000	376,464
Town of North Haven Unlimited General Obligation Bonds Series 2007 07/15/24	4.750%	1,150,000	1,383,082
07/15/25	4.750%	1,150,000	1,389,602
Town of Ridgefield Unlimited General Obligation Refunding Bonds Series 2009 09/15/20	5.000%	2,130,000	2,502,622
Town of Stratford Unlimited General Obligation Refunding Bonds Series 2014 12/15/32	5.000%	600,000	678,912
Town of Trumbull Unlimited General Obligation Refunding Bonds Series 2009 09/15/20	4.000%	575,000	633,903
09/15/21	4.000%	600,000	657,006
Total			34,247,986
MULTI-FAMILY 1.4%
Bridgeport Housing Authority Revenue Bonds Custodial Receipts Energy Performance Series 2009 06/01/22	5.000%	1,035,000	1,061,620
06/01/23	5.000%	1,085,000	1,109,955
Total			2,171,575

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MUNICIPAL POWER 0.2%
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(a) 10/01/24	5.000%	315,000	373,987
NURSING HOME 0.6%
Connecticut State Development Authority Revenue Bonds Alzheimers Resource Center, Inc. Project Series 2007 08/15/17	5.200%	455,000	473,623
08/15/21	5.400%	500,000	517,935
Total			991,558
PREP SCHOOL 3.4%
Connecticut State Health & Educational Facility Authority Revenue Bonds Greenwich Academy Series 2007E (AGM) 03/01/26	5.250%	2,770,000	3,247,964
Loomis Chaffe School Series 2005F (AMBAC) 07/01/27	5.250%	1,670,000	2,095,716
Total			5,343,680
REFUNDED / ESCROWED 5.3%
City of Hartford Unlimited General Obligation Bonds Series 2009A Escrowed to Maturity (AGM) 08/15/17	5.000%	695,000	749,641
Connecticut Municipal Electric Energy Cooperative Prerefunded 01/01/17 Revenue Bonds Series 2006A (AMBAC) 01/01/22	5.000%	2,000,000	2,105,520
Revenue Bonds Series 2009A Escrowed to Maturity (AGM) 01/01/17	5.000%	1,525,000	1,607,121
Connecticut State Health & Educational Facility Authority Prerefunded 07/01/16 Revenue Bonds Miss Porters School Issue Series 2006B (AMBAC) 07/01/29	4.500%	600,000	616,674
Prerefunded 07/01/17 Revenue Bonds Quinnipiac University Series 2007I (NPFGC) 07/01/22	5.000%	2,000,000	2,146,980
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2005BB Escrowed to Maturity (AGM)(a) 07/01/22	5.250%	895,000	1,093,278
Total			8,319,214

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
SINGLE FAMILY 1.7%
Connecticut Housing Finance Authority Revenue Bonds Subordinated Series 2008B-1 11/15/23	4.750%	2,500,000	2,638,750
SPECIAL NON PROPERTY TAX 8.9%
State of Connecticut Special Tax Revenue Bonds Transportation Infrastructure Series 2009A 12/01/19	4.500%	3,765,000	4,265,067
Series 2014A 09/01/25	5.000%	2,500,000	3,024,275
State of Connecticut Refunding Special Tax Bonds 2nd Lien Transportation Infrastructure Series 2009-1 02/01/19	5.000%	3,450,000	3,894,015
Territory of Guam Revenue Bonds Series 2011A(a) 01/01/31	5.000%	550,000	603,389
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A(a) 10/01/25	5.000%	2,020,000	2,254,340
Total			14,041,086
SPECIAL PROPERTY TAX 1.8%
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/22	7.000%	2,496,000	2,882,356
STATE APPROPRIATED 4.3%
University of Connecticut Revenue Bonds Series 2007A 04/01/24	4.000%	2,100,000	2,186,205
Series 2009A 02/15/23	5.000%	2,000,000	2,237,140
Series 2015A 02/15/29	5.000%	2,000,000	2,343,420
Total			6,766,765

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
STATE GENERAL OBLIGATION 8.1%
Connecticut Housing Finance Authority Revenue Bonds State Supported Special Obligation Series 2009-10 06/15/18	5.000%	1,755,000	1,934,905
06/15/19	5.000%	1,840,000	2,087,130
State of Connecticut Unlimited General Obligation Bonds Series 2008B 04/15/22	5.000%	5,415,000	5,943,504
Unlimited General Obligation Refunding Bonds Series 2005B (AMBAC) 06/01/20	5.250%	600,000	702,768
Series 2006E 12/15/20	5.000%	2,000,000	2,104,400
Total			12,772,707
WATER & SEWER 6.0%
Greater New Haven Water Pollution Control Authority Refunding Revenue Bonds Series 2014B 08/15/31	5.000%	1,000,000	1,146,020
Metropolitan District (The) Revenue Bonds Clean Water Project Series 2014A 11/01/27	5.000%	1,000,000	1,191,240
South Central Connecticut Regional Water Authority Refunding Revenue Bonds 20th Series 2007A (NPFGC) 08/01/22	5.250%	1,370,000	1,653,837
08/01/23	5.250%	500,000	609,265
27th Series 2012 08/01/29	5.000%	2,945,000	3,333,239
29th Series 2014 08/01/25	5.000%	500,000	593,460
Revenue Bonds 18th Series 2003B (NPFGC) 08/01/29	5.250%	750,000	815,595
Total			9,342,656
Total Municipal Bonds (Cost: $139,982,888)			149,752,163

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Money Market Funds 1.7%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.000%(b)	2,600,070	2,600,070
Total Money Market Funds (Cost: $2,600,070)		2,600,070
Total Investments (Cost: $142,582,958)		152,352,233
Other Assets & Liabilities, Net		4,674,761
Net Assets		157,026,994

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2015, the value of these securities amounted to $4,324,994 or 2.75% of net assets.

(b)  The rate shown is the seven-day current annualized yield at October 31, 2015.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BAM  Build America Mutual Assurance Co.

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	149,752,163	—	149,752,163
Money Market Funds	2,600,070	—	—	2,600,070
Total Investments	2,600,070	149,752,163	—	152,352,233

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

Assets
Investments, at value
(identified cost $142,582,958)	$152,352,233
Cash	3,230,988
Receivable for:
Capital shares sold	94,253
Interest	1,810,730
Expense reimbursement due from Investment Manager	668
Prepaid expenses	1,205
Trustees' deferred compensation plan	34,222
Total assets	157,524,299
Liabilities
Payable for:
Capital shares purchased	18,874
Dividend distributions to shareholders	388,209
Investment management fees	1,720
Distribution and/or service fees	234
Transfer agent fees	24,267
Administration fees	301
Chief compliance officer expenses	6
Other expenses	29,472
Trustees' deferred compensation plan	34,222
Total liabilities	497,305
Net assets applicable to outstanding capital stock	$157,026,994
Represented by
Paid-in capital	$146,832,911
Undistributed net investment income	135,036
Accumulated net realized gain	289,772
Unrealized appreciation (depreciation) on:
Investments	9,769,275
Total — representing net assets applicable to outstanding capital stock	$157,026,994

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2015

Class A
Net assets	$8,089,535
Shares outstanding	741,378
Net asset value per share	$10.91
Maximum offering price per share(a)	$11.25
Class B
Net assets	$154,615
Shares outstanding	14,169
Net asset value per share	$10.91
Class C
Net assets	$6,573,670
Shares outstanding	602,449
Net asset value per share	$10.91
Class R4
Net assets	$1,278,579
Shares outstanding	117,341
Net asset value per share	$10.90
Class T
Net assets	$11,823,418
Shares outstanding	1,084,727
Net asset value per share	$10.90
Maximum offering price per share(a)	$11.44
Class Z
Net assets	$129,107,177
Shares outstanding	11,832,190
Net asset value per share	$10.91

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Net investment income
Income:
Dividends	$63
Interest	5,677,994
Total income	5,678,057
Expenses:
Investment management fees	634,771
Distribution and/or service fees
Class A	18,037
Class B	1,503
Class C	62,280
Class T	18,070
Transfer agent fees
Class A	14,592
Class B	304
Class C	12,595
Class R4	1,650
Class T	24,378
Class Z	267,605
Administration fees	111,085
Compensation of board members	18,738
Custodian fees	2,220
Printing and postage fees	20,394
Registration fees	31,071
Audit fees	24,780
Legal fees	5,145
Chief compliance officer expenses	76
Other	8,317
Total expenses	1,277,611
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(288,981)
Fees waived by Distributor — Class C	(18,684)
Expense reductions	(60)
Total net expenses	969,886
Net investment income	4,708,171
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	307,334
Net realized gain	307,334
Net change in unrealized appreciation (depreciation) on:
Investments	(2,199,413)
Net change in unrealized depreciation	(2,199,413)
Net realized and unrealized loss	(1,892,079)
Net increase in net assets resulting from operations	$2,816,092

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year ended October 31, 2015	Year ended October 31, 2014
Operations
Net investment income	$4,708,171	$5,184,083
Net realized gain	307,334	813,241
Net change in unrealized appreciation (depreciation)	(2,199,413)	2,345,718
Net increase in net assets resulting from operations	2,816,092	8,343,042
Distributions to shareholders
Net investment income
Class A	(199,743)	(248,236)
Class B	(3,036)	(2,982)
Class C	(144,467)	(156,889)
Class R4	(24,930)	(12,860)
Class T	(348,467)	(379,822)
Class Z	(3,996,071)	(4,374,518)
Net realized gains
Class A	(15,020)	—
Class B	(286)	—
Class C	(12,022)	—
Class R4	(959)	—
Class T	(23,917)	—
Class Z	(265,330)	—
Total distributions to shareholders	(5,034,248)	(5,175,307)
Decrease in net assets from capital stock activity	(5,557,652)	(20,333,069)
Total decrease in net assets	(7,775,808)	(17,165,334)
Net assets at beginning of year	164,802,802	181,968,136
Net assets at end of year	$157,026,994	$164,802,802
Undistributed net investment income	$135,036	$143,579

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	256,472	2,794,955	318,442	3,480,852
Distributions reinvested	16,539	181,226	19,947	218,400
Redemptions	(228,753)	(2,515,171)	(471,961)	(5,170,674)
Net increase (decrease)	44,258	461,010	(133,572)	(1,471,422)
Class B shares
Subscriptions	988	10,750	62	682
Distributions reinvested	230	2,517	210	2,300
Redemptions(a)	(479)	(5,190)	(9)	(107)
Net increase	739	8,077	263	2,875
Class C shares
Subscriptions	103,504	1,133,128	106,476	1,167,330
Distributions reinvested	11,083	121,430	10,084	110,446
Redemptions	(78,459)	(861,174)	(193,145)	(2,114,703)
Net increase (decrease)	36,128	393,384	(76,585)	(836,927)
Class R4 shares
Subscriptions	90,181	984,888	51,517	556,485
Distributions reinvested	2,339	25,564	1,153	12,641
Redemptions	(12,875)	(140,503)	(15,198)	(167,050)
Net increase	79,645	869,949	37,472	402,076
Class T shares
Subscriptions	4,488	49,143	5,935	64,807
Distributions reinvested	18,541	202,987	18,739	205,099
Redemptions	(63,145)	(690,184)	(124,182)	(1,354,178)
Net decrease	(40,116)	(438,054)	(99,508)	(1,084,272)
Class Z shares
Subscriptions	1,400,503	15,375,739	1,341,677	14,691,260
Distributions reinvested	19,480	213,423	20,249	221,724
Redemptions	(2,049,162)	(22,441,180)	(2,956,945)	(32,258,383)
Net decrease	(629,179)	(6,852,018)	(1,595,019)	(17,345,399)
Total net decrease	(508,525)	(5,557,652)	(1,866,949)	(20,333,069)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$11.06		$10.85		$11.34		$10.97		$11.00
Income from investment operations:
Net investment income	0.30		0.31		0.29		0.31		0.33
Net realized and unrealized gain (loss)	(0.13)		0.21		(0.44)		0.38		(0.03)
Total from investment operations	0.17		0.52		(0.15)		0.69		0.30
Less distributions to shareholders:
Net investment income	(0.30)		(0.31)		(0.29)		(0.31)		(0.33)
Net realized gains	(0.02)		—		(0.05)		(0.01)		—
Total distributions to shareholders	(0.32)		(0.31)		(0.34)		(0.32)		(0.33)
Net asset value, end of period	$10.91		$11.06		$10.85		$11.34		$10.97
Total return	1.60%		4.83%		(1.34%)		6.36%		2.83%
Ratios to average net assets(a)
Total gross expenses	0.99%		0.99%		0.97%		1.00%		1.03%
Total net expenses(b)	0.81	%(c)	0.81	%(c)	0.80	%(c)	0.79	%(c)	0.79	%(c)
Net investment income	2.76%		2.81%		2.67%		2.79%		3.09%
Supplemental data
Net assets, end of period (in thousands)	$8,090		$7,711		$9,016		$8,937		$9,108
Portfolio turnover	6%		12%		9%		19%		6%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$11.06		$10.85		$11.34		$10.97		$11.00
Income from investment operations:
Net investment income	0.22		0.23		0.21		0.23		0.25
Net realized and unrealized gain (loss)	(0.13)		0.20		(0.44)		0.38		(0.03)
Total from investment operations	0.09		0.43		(0.23)		0.61		0.22
Less distributions to shareholders:
Net investment income	(0.22)		(0.22)		(0.21)		(0.23)		(0.25)
Net realized gains	(0.02)		—		(0.05)		(0.01)		—
Total distributions to shareholders	(0.24)		(0.22)		(0.26)		(0.24)		(0.25)
Net asset value, end of period	$10.91		$11.06		$10.85		$11.34		$10.97
Total return	0.84%		4.04%		(2.08%)		5.56%		2.05%
Ratios to average net assets(a)
Total gross expenses	1.74%		1.73%		1.72%		1.84%		1.83%
Total net expenses(b)	1.56	%(c)	1.56	%(c)	1.55	%(c)	1.54	%(c)	1.55	%(c)
Net investment income	2.02%		2.06%		1.91%		2.06%		2.35%
Supplemental data
Net assets, end of period (in thousands)	$155		$149		$143		$197		$265
Portfolio turnover	6%		12%		9%		19%		6%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$11.06		$10.85		$11.34		$10.97		$11.00
Income from investment operations:
Net investment income	0.25		0.26		0.25		0.27		0.29
Net realized and unrealized gain (loss)	(0.13)		0.21		(0.44)		0.38		(0.03)
Total from investment operations	0.12		0.47		(0.19)		0.65		0.26
Less distributions to shareholders:
Net investment income	(0.25)		(0.26)		(0.25)		(0.27)		(0.29)
Net realized gains	(0.02)		—		(0.05)		(0.01)		—
Total distributions to shareholders	(0.27)		(0.26)		(0.30)		(0.28)		(0.29)
Net asset value, end of period	$10.91		$11.06		$10.85		$11.34		$10.97
Total return	1.14%		4.37%		(1.74%)		5.94%		2.41%
Ratios to average net assets(a)
Total gross expenses	1.74%		1.74%		1.72%		1.74%		1.79%
Total net expenses(b)	1.26	%(c)	1.24	%(c)	1.20	%(c)	1.19	%(c)	1.19	%(c)
Net investment income	2.32%		2.38%		2.26%		2.39%		2.68%
Supplemental data
Net assets, end of period (in thousands)	$6,574		$6,264		$6,977		$7,520		$7,172
Portfolio turnover	6%		12%		9%		19%		6%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$11.05		$10.84		$11.19
Income from investment operations:
Net investment income	0.33		0.34		0.20
Net realized and unrealized gain (loss)	(0.13)		0.21		(0.35)
Total from investment operations	0.20		0.55		(0.15)
Less distributions to shareholders:
Net investment income	(0.33)		(0.34)		(0.20)
Net realized gains	(0.02)		—		—
Total distributions to shareholders	(0.35)		(0.34)		(0.20)
Net asset value, end of period	$10.90		$11.05		$10.84
Total return	1.86%		5.13%		(1.36%)
Ratios to average net assets(b)
Total gross expenses	0.74%		0.74%		0.62	%(c)
Total net expenses(d)	0.56	%(e)	0.56	%(e)	0.56	%(c)(e)
Net investment income	3.04%		3.08%		2.92	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,279		$416		$2
Portfolio turnover	6%		12%		9%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class T	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$11.05		$10.85		$11.34		$10.97		$11.00
Income from investment operations:
Net investment income	0.31		0.32		0.31		0.32		0.34
Net realized and unrealized gain (loss)	(0.12)		0.21		(0.45)		0.38		(0.03)
Total from investment operations	0.19		0.53		(0.14)		0.70		0.31
Less distributions to shareholders:
Net investment income	(0.32)		(0.33)		(0.30)		(0.32)		(0.34)
Net realized gains	(0.02)		—		(0.05)		(0.01)		—
Total distributions to shareholders	(0.34)		(0.33)		(0.35)		(0.33)		(0.34)
Net asset value, end of period	$10.90		$11.05		$10.85		$11.34		$10.97
Total return	1.72%		4.93%		(1.25%)		6.47%		2.93%
Ratios to average net assets(a)
Total gross expenses	0.89%		0.89%		0.87%		0.89%		0.94%
Total net expenses(b)	0.71	%(c)	0.71	%(c)	0.70	%(c)	0.69	%(c)	0.69	%(c)
Net investment income	2.87%		2.91%		2.76%		2.89%		3.18%
Supplemental data
Net assets, end of period (in thousands)	$11,823		$12,431		$13,287		$14,903		$15,110
Portfolio turnover	6%		12%		9%		19%		6%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$11.06		$10.85		$11.34		$10.97		$11.00
Income from investment operations:
Net investment income	0.33		0.33		0.32		0.34		0.36
Net realized and unrealized gain (loss)	(0.13)		0.21		(0.44)		0.38		(0.03)
Total from investment operations	0.20		0.54		(0.12)		0.72		0.33
Less distributions to shareholders:
Net investment income	(0.33)		(0.33)		(0.32)		(0.34)		(0.36)
Net realized gains	(0.02)		—		(0.05)		(0.01)		—
Total distributions to shareholders	(0.35)		(0.33)		(0.37)		(0.35)		(0.36)
Net asset value, end of period	$10.91		$11.06		$10.85		$11.34		$10.97
Total return	1.85%		5.09%		(1.10%)		6.63%		3.08%
Ratios to average net assets(a)
Total gross expenses	0.74%		0.74%		0.72%		0.74%		0.79%
Total net expenses(b)	0.56	%(c)	0.56	%(c)	0.55	%(c)	0.54	%(c)	0.54	%(c)
Net investment income	3.02%		3.06%		2.91%		3.04%		3.33%
Supplemental data
Net assets, end of period (in thousands)	$129,107		$137,832		$152,543		$182,533		$182,400
Portfolio turnover	6%		12%		9%		19%		6%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which

Annual Report 2015
23

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The

Annual Report 2015
24

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2015 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2015 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Annual Report 2015
25

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

For the year ended October 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class T	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $60.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, if the Fund declares dividends on a daily basis, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for Class T shares from falling below 0.00% on a daily basis. The effective shareholder services fee rate for the year ended October 31, 2015 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $11,019 for Class A and $1,043 for Class C shares for the year ended October 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through February 29, 2016
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class T	0.71
Class Z	0.56

Annual Report 2015
26

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatment for Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2015	2014
Tax-exempt income	$4,716,714	$5,175,307
Long-term capital gains	317,534	—
Total	$5,034,248	$5,175,307

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$533,430
Undistributed long-term capital gains	289,772
Net unrealized appreciation	9,793,311

At October 31, 2015, the cost of investments for federal income tax purposes was $142,558,922 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$9,803,223
Unrealized depreciation	(9,912)
Net unrealized appreciation	$9,793,311

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,384,766 and $20,027,090, respectively, for the year ended October 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the

Annual Report 2015
27

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan as lead of a syndicate of banks under the credit facility agreement. The credit facility agreement, as amended, permits collective borrowings up to $1 billion under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At October 31, 2015, one unaffiliated shareholder of record owned 80.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates.

Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial

Annual Report 2015
28

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

statements were issued. Other than as noted in Note 6 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
29

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the "Fund," a series of Columbia Funds Series Trust I) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 22, 2015

Annual Report 2015
30

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Capital Gain Dividend	$322,701
Exempt-Interest Dividends	100.00%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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31

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company);and Premier, Inc. (healthcare)

Annual Report 2015
32

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
35

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on March 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Agreements;

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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Advisory Agreement and approval of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the forty-sixth, forty-second and sixty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the first and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services

Annual Report 2015
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits

Annual Report 2015
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
40

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
41

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN131_10_E01_(12/15)

ANNUAL REPORT

October 31, 2015

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $471 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of September 30, 2015. Source: Ameriprise Q3 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of September 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	27
Statement of Operations	29
Statement of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	46
Federal Income Tax Information	47
Trustees and Officers	48
Board Consideration and Approval of Advisory Agreement	52
Important Information About This Report	57

Annual Report 2015

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free Intermediate Muni Bond Fund (the Fund) Class A shares returned 2.00% excluding sales charges for the 12-month period that ended October 31, 2015. Class Z shares of the Fund returned 2.20% for the same time period.

■  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 2.64% for the same time period.

■  The Fund was helped by its overweight allocation to hospitals and its security selection in the A and BBB rated credit tiers, but its yield curve positioning detracted.

Average Annual Total Returns (%) (for period ended October 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02
Excluding sales charges		2.00	3.54	3.92
Including sales charges		-1.02	2.91	3.60
Class B	11/25/02
Excluding sales charges		1.34	2.87	3.25
Including sales charges		-1.63	2.87	3.25
Class C	11/25/02
Excluding sales charges		1.24	3.18	3.63
Including sales charges		0.26	3.18	3.63
Class R4*	03/19/13	2.11	3.72	4.11
Class R5*	11/08/12	2.20	3.79	4.15
Class T	06/26/00
Excluding sales charges		2.05	3.59	3.97
Including sales charges		-2.81	2.58	3.47
Class Z	06/14/93	2.20	3.75	4.13
Barclays 3-15 Year Blend Municipal Bond Index		2.64	3.91	4.70

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 3.25% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2005 – October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

The Fund's Class A shares returned 2.00% excluding sales charges during the 12-month period that ended October 31, 2015. Class Z shares of the Fund returned 2.20% for the same time period. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 2.64% for the same period. The Fund was helped by its overweight allocation to hospitals and its security selection in the A and BBB rated credit tiers, but its yield curve positioning detracted.

Market Overview

As the return of the benchmark would indicate, intermediate-term municipal bonds generated muted returns during the past 12 months. After a small rally in the first three months of the period, yields subsequently rose (as prices fell) in tandem with U.S. Treasuries through the first half of 2015. During this time, the municipal market was pressured by the impact that heavy new-issue supply had on prices. Refunding activity accounted for a large portion of the elevated supply, as issuers capitalized on the environment of low interest rates to refund higher rated debt. The supply-and-demand equation improved in June, however, leading to a better tone in the market. Further, weaker economic data indicated that the U.S. Federal Reserve (Fed) could delay its first interest-rate increase, fueling a rally in both Treasuries and municipal bonds.

Five-year, AAA-rated municipal bonds rose slightly in yield during the 12-month period, while 10-year yields fell and 15-year yields closed modestly higher. As a result, the yield curve flattened within the five to 10-year range but steepened between 10 and 15 years. Bonds with 12- to 17-year maturities generated the best performance, while shorter term debt produced the smallest gains. The ratio of municipal bond yields to Treasury yields rose during the year, since municipal yields declined at a slower rate than Treasuries (as prices rose) during the final four months of the period. BBB-rated debt outperformed A and AA rated issues, while AAA-rated bonds lagged.

Contributors and Detractors

The Fund held an above-benchmark weighting in shorter maturity bonds (those with maturities of two years and less), which was a drag on overall results given that the front end of the yield curve underperformed during the past year. We generally used this portion of the portfolio as a source of cash to fund redemptions. The Fund also had exposure to issues with longer maturities than the benchmark, which was a source of outperformance given the relative strength in longer term bonds. We continued to emphasize A and BBB rated credits due to their higher yields, with a weighting approximately 25% more than that of the benchmark. The Fund's holdings in these credit tiers generated better returns than the corresponding benchmark components, which aided performance. We also held an overweight in zero-coupon bonds, which performed very well during the period.

The Fund's position in the bonds of continuing care retirement communities, which are typically higher yielding, unrated securities, also delivered outperformance. In addition, our positions in several unrated

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Top Ten States/Territories (%) (at October 31, 2015)
California	17.2
New York	12.3
Illinois	9.5
Texas	9.4
Florida	6.9
Massachusetts	4.3
Pennsylvania	3.7
North Carolina	2.6
Colorado	2.4
New Jersey	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at October 31, 2015)
AAA rating	6.5
AA rating	30.9
A rating	40.1
BBB rating	15.6
BB rating	0.6
B rating	0.2
CCC rating	0.0	(a)
Not rated	6.1
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a) Rounds to zero.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is
Annual Report 2015
5

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the funds income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. See the Fund's prospectus for information on these and other risks.

charter schools outpaced the broader market. The Fund benefited from its investments in several bonds that were refunded in advance by the issuers, such as Long Island Jewish Hospital. The Fund was overweight in the hospital sector in general, the best performing segment of the benchmark during the period, which further added to results.

New Jersey's municipal bond market lagged during the year, as the state's pension and budget issues prompted a ratings downgrade from Moody's. The Fund's New Jersey holdings performed in line with the benchmark, but we were helped by having an underweight in the state after we pared back the portfolio's exposure early in 2015. Illinois and Chicago issuers also came under pressure during the period. Concerns about unfunded pensions, a budget stalemate and downgrades by the major rating agencies led to rising yield spreads in the state. In this environment, the Fund's allocation to Illinois general obligation bonds detracted from performance.

Fund Positioning

At this time, we expect the heavy supply of new issues will continue in 2016 due to the combination of new projects and ongoing refinancing activity. Since mid-2015, both state and local governments have demonstrated a greater willingness to commit to projects that have been delayed due to slow economic conditions. Fed policy also represents a potential source of uncertainty, but we expect that any interest rate increases should be gradual enough to limit the impact on the municipal bond market.

In managing the Fund, we continue to emphasize bottom-up, issue-by-issue credit research. We are cautious at this time with regard to smaller colleges, as we currently believe yields remain unattractive and both demographics and costs are working against the sector. We are comfortable at present with the Fund's specific holdings in Illinois, but we are also aware of the potential headline risk that could occur if no budget resolution is passed. We are limiting the Fund's exposure at this time to Pennsylvania, Connecticut, and Kentucky, all of which continue to deal with pension-funding issues. We continue to focus our efforts on maintaining a competitive dividend yield for shareholders. As always, we analyze what effects new purchases have on the portfolio, while seeking to manage capital gains in order to minimize tax consequences.

Annual Report 2015
6

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2015 – October 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.30	1,021.31	3.79	3.80	0.75
Class B	1,000.00	1,000.00	1,010.00	1,018.05	7.05	7.08	1.40
Class C	1,000.00	1,000.00	1,010.00	1,018.05	7.05	7.08	1.40
Class R4	1,000.00	1,000.00	1,014.30	1,022.31	2.78	2.79	0.55
Class R5	1,000.00	1,000.00	1,014.80	1,022.81	2.27	2.28	0.45
Class T	1,000.00	1,000.00	1,013.50	1,021.56	3.53	3.55	0.70
Class Z	1,000.00	1,000.00	1,015.20	1,022.31	2.78	2.79	0.55

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.3%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ALABAMA 0.5%
Alabama Public School & College Authority Refunding Revenue Bonds Series 2009A 05/01/19	5.000%	10,000,000	11,381,100
ALASKA 1.0%
City of Valdez Refunding Revenue Bonds BP Pipelines, Inc. Project Series 2003B 01/01/21	5.000%	19,460,000	22,374,913
ARIZONA 0.5%
Maricopa County Industrial Development Authority Revenue Bonds Catholic Healthcare West Series 2007A 07/01/18	5.000%	3,500,000	3,728,130
Salt River Project Agricultural Improvement & Power District Revenue Bonds Series 2009A 01/01/22	5.000%	1,000,000	1,122,130
State of Arizona Certificate of Participation Department of Administration Series 2010A (AGM) 10/01/18	5.000%	5,000,000	5,574,700
Total			10,424,960
ARKANSAS 0.5%
Pulaski County Public Facilities Board Revenue Bonds Series 2014 12/01/29	5.000%	4,695,000	5,297,415
12/01/31	5.000%	5,185,000	5,789,986
Total			11,087,401
CALIFORNIA 16.9%
California Educational Facilities Authority Revenue Bonds Chapman University Series 2015 04/01/28	5.000%	1,000,000	1,168,170
04/01/29	5.000%	1,650,000	1,911,657
04/01/30	5.000%	1,700,000	1,953,079
California Health Facilities Financing Authority Refunding Revenue Bonds El Camino Hospital Series 2015A 02/01/29	5.000%	1,485,000	1,702,671

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds St. Joseph Health System Series 2009B 07/01/18	5.000%	10,445,000	11,586,534
California Municipal Finance Authority Revenue Bonds Biola University Series 2008 10/01/23	5.625%	3,000,000	3,257,490
California State Public Works Board Refunding Revenue Bonds Department of Corrections & Rehabilitation Series 2006F (NPFGC) 11/01/18	5.250%	4,000,000	4,519,800
Various Capital Projects Series 2012G 11/01/28	5.000%	5,510,000	6,456,067
Revenue Bonds Various Capital Projects Series 2011A 10/01/22	5.250%	3,395,000	4,048,266
Series 2012A 04/01/28	5.000%	10,000,000	11,610,800
Series 2013I 11/01/28	5.250%	9,225,000	11,055,793
11/01/29	5.000%	5,000,000	5,838,400
11/01/31	5.500%	2,930,000	3,533,287
Various Correctional Facilities Series 2014A 09/01/31	5.000%	15,250,000	17,588,587
California State University Revenue Bonds Systemwide Series 2008A (AGM) 11/01/22	5.000%	5,000,000	5,491,600
California Statewide Communities Development Authority Revenue Bonds Henry Mayo Newhall Memorial Series 2014A (AGM) 10/01/34	5.000%	5,000,000	5,529,850
City of Tulare Sewer Refunding Revenue Bonds Series 2015 (AGM) 11/15/30	5.000%	1,910,000	2,206,795
11/15/31	5.000%	1,000,000	1,147,980
11/15/32	5.000%	1,610,000	1,839,345
City of Vernon Electric System Prerefunded 08/01/19 Revenue Bonds Series 2009A 08/01/21	5.125%	3,200,000	3,549,184
Unrefunded Revenue Bonds Series 2009A 08/01/21	5.125%	7,235,000	8,009,362

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Sacramento Airport System Revenue Bonds Senior Series 2009B 07/01/24	5.000%	1,000,000	1,104,860
Del Mar Race Track Authority Refunding Revenue Bonds Series 2015 10/01/35	5.000%	1,665,000	1,788,460
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Subordinated Series 2014B-3 01/15/53	5.500%	9,000,000	10,369,350
Golden State Tobacco Securitization Corp. Asset-Backed Refunding Revenue Bonds Series 2015A 06/01/33	5.000%	5,250,000	5,959,695
La Quinta Redevelopment Agency Successor Agency Refunding Tax Allocation Bonds Redevelopment Project Subordinated Series 2013A 09/01/29	5.000%	5,000,000	5,571,550
Los Angeles County Sanitation Districts Financing Authority Subordinated Refunding Revenue Bonds Capital Projects — District #14 Series 2015 10/01/33	5.000%	4,000,000	4,640,920
Manteca Unified School District Unlimited General Obligation Bonds Capital Appreciation-Election of 2004 Series 2006 (NPFGC)(a) 08/01/24	0.000%	5,000,000	3,778,250
Monrovia Unified School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 08/01/21	5.250%	5,600,000	6,721,288
Oakland Unified School District/Alameda County Unlimited General Obligation Bonds Election of 2006 Series 2009A 08/01/29	6.125%	14,500,000	16,483,600
Pico Rivera Water Authority Revenue Bonds Water System Project Series 1999A (NPFGC) 05/01/29	5.500%	3,000,000	3,397,740
Rancho Santiago Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2002 Series 2006C (AGM)(a) 09/01/31	0.000%	28,000,000	15,426,320

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Francisco City & County Airports Commission-San Francisco International Airport Revenue Bonds Series 2010A 05/01/29	4.900%	5,000,000	5,654,400
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 Escrowed to Maturity(a) 01/01/25	0.000%	22,405,000	18,515,940
San Jose Financing Authority Refunding Revenue Bonds Civic Center Project Series 2013A 06/01/29	5.000%	12,000,000	13,881,600
San Mateo County Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2005 Series 2006A (NPFGC)(a) 09/01/20	0.000%	9,310,000	8,734,549
Southern California Public Power Authority Revenue Bonds Project No. 1 Series 2007A 11/01/22	5.250%	2,500,000	2,976,275
Windy Point/Windy Flats Project Series 2010-1 07/01/28	5.000%	10,000,000	11,528,600
07/01/30	5.000%	15,875,000	18,220,690
State of California Department of Water Resources Power Supply Prerefunded 05/01/18 Revenue Bonds Series 2008H 05/01/21	5.000%	3,575,000	3,955,452
Unrefunded Revenue Bonds Series 2008H 05/01/21	5.000%	1,425,000	1,575,323
State of California Prerefunded 07/01/19 Unlimited General Obligation Bonds Series 2009A 07/01/20	5.000%	12,500,000	14,345,625
07/01/21	5.250%	635,000	734,473
07/01/21	5.250%	365,000	422,177
Unlimited General Obligation Bonds Series 2002 (AMBAC) 02/01/18	6.000%	5,000,000	5,596,750
Series 2015 03/01/33	5.000%	5,000,000	5,800,000
Various Purpose Series 2009 04/01/22	5.250%	1,000,000	1,140,700
10/01/22	5.250%	25,000,000	29,021,250
Series 2010 03/01/25	5.000%	1,000,000	1,152,290
Series 2011 10/01/19	5.000%	12,000,000	13,832,640

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
09/01/31	5.000%	10,000,000	11,437,000
West Contra Costa Unified School District Unlimited General Obligation Bonds Series 2005 (NPFGC)(a) 08/01/20	0.000%	7,285,000	6,669,272
Total			364,441,756
COLORADO 2.4%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007 12/01/17	4.800%	225,000	226,366
Board of Governors of Colorado State University System Refunding Revenue Bonds Series 2013A 03/01/31	5.000%	4,560,000	5,523,756
City & County of Denver Airport System Revenue Bonds Series 2012B 11/15/32	5.000%	10,000,000	11,536,000
Colorado Health Facilities Authority Refunding Revenue Bonds Covenant Retirement Communities Series 2012A 12/01/27	5.000%	4,000,000	4,296,880
Series 2015 12/01/26	5.000%	1,860,000	2,068,934
12/01/28	5.000%	1,000,000	1,092,330
12/01/30	5.000%	1,400,000	1,512,840
Evangelical Lutheran Good Samaritan Society Series 2015 06/01/27	5.000%	2,855,000	3,169,421
Unrefunded Revenue Bonds Health Facilities Evangelical Lutheran Series 2005 06/01/23	5.250%	130,000	132,702
E-470 Public Highway Authority Revenue Bonds Capital Appreciation Senior Series 2000B (NPFGC)(a) 09/01/18	0.000%	1,500,000	1,433,025
North Range Metropolitan District No. 1 Limited General Obligation Refunding Bonds Series 2007 (ACA) 12/15/15	5.000%	365,000	365,787
12/15/17	5.000%	350,000	355,649
Regional Transportation District Certificate of Participation Series 2010A 06/01/25	5.000%	10,000,000	11,369,000
Series 2015 06/01/27	5.000%	2,925,000	3,428,012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Colorado Hospital Authority Revenue Bonds Series 2012A 11/15/27	5.000%	3,750,000	4,322,100
Total			50,832,802
CONNECTICUT 0.5%
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011 09/01/28	4.375%	1,615,000	1,779,665
Connecticut State Health & Educational Facility Authority Revenue Bonds Trinity College Series 1998F (NPFGC) 07/01/21	5.500%	1,000,000	1,126,300
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/22	7.000%	6,178,000	7,134,293
Total			10,040,258
DISTRICT OF COLUMBIA 1.8%
District of Columbia Water & Sewer Authority Prerefunded 10/01/18 Revenue Bonds Series 2009A 10/01/24	5.000%	1,000,000	1,118,630
District of Columbia Refunding Revenue Bonds Children's Hospital Series 2015 07/15/30	5.000%	3,000,000	3,441,630
Metropolitan Washington Airports Authority Dulles Toll Road(a) Revenue Bonds Capital Appreciation-2nd Senior Lien Series 2009B (AGM) 10/01/24	0.000%	20,980,000	15,626,953
10/01/25	0.000%	7,500,000	5,286,300
10/01/26	0.000%	5,000,000	3,349,600
Metropolitan Washington Airports Authority Revenue Bonds Series 2009C 10/01/25	5.250%	8,920,000	9,927,871
Total			38,750,984

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
FLORIDA 6.8%
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B(b)(c) 07/15/32	0.000%	1,835,000	366,963
Citizens Property Insurance Corp. Revenue Bonds Senior Secured Series 2012A-1 06/01/21	5.000%	16,965,000	19,779,833
City of Cocoa Water & Sewer Refunding Revenue Bonds Series 2003 (AMBAC) 10/01/19	5.500%	1,000,000	1,160,800
City of Lakeland Refunding Revenue Bonds 1st Mortgage-Carpenters Home Estates Series 2008 01/01/19	5.875%	1,400,000	1,516,788
City of Tallahassee Consolidated Utility Refunding Revenue Bonds Series 2001 (NPFGC) 10/01/17	5.500%	1,900,000	2,077,764
10/01/18	5.500%	1,000,000	1,135,180
County of Broward Refunding Revenue Bonds Civic Arena Project Series 2006A (AMBAC) 09/01/18	5.000%	2,500,000	2,599,700
County of Miami-Dade Aviation Refunding Revenue Bonds Series 2014B 10/01/32	5.000%	6,500,000	7,385,235
Revenue Bonds Miami International Airport Series 2010A 10/01/25	5.500%	6,000,000	7,001,280
County of Miami-Dade Seaport Department Revenue Bonds Series 2014 10/01/29	5.000%	500,000	567,680
10/01/31	5.000%	600,000	674,292
10/01/33	5.000%	1,215,000	1,355,539
County of Miami-Dade Transit System Prerefunded 07/01/16 Revenue Bonds Series 2006 (XLCA) 07/01/19	5.000%	5,040,000	5,196,895
County of Miami-Dade Water & Sewer System Refunding Revenue Bonds System Series 2008B (AGM) 10/01/21	5.250%	20,000,000	23,944,600

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida Development Finance Corp. Revenue Bonds Miami Arts Charter School Project Series 2014A(d) 06/15/34	5.875%	1,665,000	1,667,098
Hillsborough County Aviation Authority Revenue Bonds Tampa International Airport Subordinated Series 2015B 10/01/31	5.000%	1,600,000	1,820,576
10/01/32	5.000%	2,300,000	2,601,829
Lake County School Board Certificate of Participation Series 2006C (AMBAC) 06/01/18	5.250%	1,500,000	1,666,815
Lee County Industrial Development Authority Refunding Revenue Bonds Shell Point/Alliance Community Project Series 2007 11/15/22	5.000%	7,650,000	8,039,538
Lee County School Board Refunding Certificate of Participation Series 2014A 08/01/28	5.000%	2,000,000	2,329,400
Miami-Dade County School Board Foundation, Inc. Refunding Certificate of Participation Series 2015A 05/01/30	5.000%	2,500,000	2,822,500
Mid-Bay Bridge Authority Refunding Revenue Bonds Series 2015A 10/01/30	5.000%	2,150,000	2,382,114
Orange County Health Facilities Authority Refunding Revenue Bonds Health Care-Orlando Lutheran Series 2005 07/01/20	5.375%	3,100,000	3,107,223
Orange County School Board Certificate of Participation Series 2012B 08/01/26	5.000%	6,500,000	7,565,545
Palm Beach County Health Facilities Authority Revenue Bonds Sinai Residences of Boca Raton Series 2014 06/01/21	6.000%	1,100,000	1,208,537
Pasco County School Board Refunding Certificate of Participation Series 2015A 08/01/26	5.000%	4,620,000	5,458,253
08/01/27	5.000%	2,500,000	2,921,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village On The Isle Project Series 2007 01/01/27	5.500%	4,000,000	4,200,600
School District of Broward County Refunding Certificate of Participation Series 2012A 07/01/25	5.000%	5,280,000	6,091,430
Seminole Tribe of Florida, Inc. Revenue Bonds Series 2007A(d)(e) 10/01/22	5.750%	9,530,000	10,099,894
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation Bonds Series 2014A-1(d) 03/01/30	5.000%	2,925,000	3,193,281
Sterling Hill Community Development District Special Assessment Bonds Series 2003B(b)(c) 11/01/10	5.500%	145,000	101,484
Tampa Bay Water Improvement Refunding Revenue Bonds Series 2005 (NPFGC) 10/01/19	5.500%	1,500,000	1,756,575
Tampa Sports Authority Sales Tax Revenue Bonds Tampa Bay Arena Project Series 1995 (NPFGC) 10/01/20	5.750%	1,000,000	1,100,360
Volusia County Educational Facility Authority Revenue Bonds Series 2015B 10/15/30	5.000%	1,510,000	1,694,900
Total			146,591,626
GEORGIA 1.8%
City of Atlanta Department of Aviation Refunding Revenue Bonds General Subordinated Lien Series 2014 01/01/32	5.000%	2,000,000	2,270,760
City of Atlanta Water & Wastewater Refunding Revenue Bonds Series 2015 11/01/30	5.000%	2,500,000	2,922,025
Revenue Bonds Series 1999A (NPFGC) 11/01/18	5.500%	15,305,000	17,395,663

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/30	6.000%	5,000,000	5,479,150
Fulton County Development Authority Refunding Revenue Bonds Spelman College Series 2015 06/01/32	5.000%	3,630,000	4,114,351
Georgia State Road & Tollway Authority(a)(d) Revenue Bonds I-75 S Express Lanes Project Series 2014 06/01/24	0.000%	625,000	378,006
06/01/34	0.000%	3,750,000	1,149,338
State of Georgia Unlimited General Obligation Bonds Series 2012A 07/01/31	4.000%	5,000,000	5,362,550
Total			39,071,843
HAWAII 0.7%
State of Hawaii Department of Budget & Finance Revenue Bonds Hawaii Pacific University Series 2013A 07/01/20	5.000%	870,000	916,902
07/01/23	5.750%	1,015,000	1,112,998
07/01/27	6.250%	1,400,000	1,542,058
State of Hawaii Unlimited General Obligation Bonds Series 2008DK 05/01/22	5.000%	10,750,000	11,834,997
Total			15,406,955
IDAHO 0.2%
Idaho Health Facilities Authority Revenue Bonds Terraces of Boise Project Series 2014A 10/01/24	7.000%	2,980,000	3,208,894
Series 2014B-1 10/01/22	6.500%	2,000,000	2,013,020
Total			5,221,914
ILLINOIS 9.4%
Chicago Midway International Airport Refunding Revenue Bonds 2nd Lien Series 2014B 01/01/29	5.000%	6,150,000	6,888,369

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago O'Hare International Airport Refunding Revenue Bonds General Airport 3rd Lien Series 2005B (NPFGC) 01/01/17	5.250%	10,000,000	10,533,700
General Senior Lien Series 2013B 01/01/28	5.250%	11,180,000	12,845,820
Passenger Facility Charge Series 2012A 01/01/28	5.000%	2,590,000	2,888,938
01/01/29	5.000%	2,500,000	2,769,200
01/01/30	5.000%	3,000,000	3,307,080
Chicago Park District Unlimited General Obligation Refunding Bonds Limited Tax Series 2014B 01/01/29	5.000%	2,500,000	2,736,425
Chicago Transit Authority Revenue Bonds Series 2011 12/01/29	5.250%	7,485,000	8,116,060
12/01/30	5.250%	1,925,000	2,076,421
City of Chicago Limited General Obligation Refunding Bonds Emergency Telephone System Series 1999 (NPFGC) 01/01/18	5.250%	7,540,000	7,924,314
Revenue Bonds Asphalt Operating Services — Recovery Zone Facility Series 2010 12/01/18	6.125%	2,830,000	2,894,779
Unlimited General Obligation Bonds Series 2002B 01/01/27	5.125%	3,155,000	3,227,786
Series 2010A 12/01/21	5.000%	9,755,000	10,177,684
Series 2015A 01/01/23	5.000%	5,000,000	5,182,450
Unlimited General Obligation Refunding Bonds Project Series 2014A 01/01/30	5.250%	3,000,000	3,069,780
01/01/32	5.250%	3,845,000	3,921,477
County of Cook Unlimited General Obligation Refunding Bonds Series 2010A 11/15/22	5.250%	12,000,000	13,165,440
Illinois Finance Authority Refunding Revenue Bonds DePaul University Series 2004A 10/01/17	5.375%	1,000,000	1,086,360
10/01/18	5.375%	2,000,000	2,246,480

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rush University Medical Center Series 2015A 11/15/32	5.000%	10,000,000	11,233,600
Illinois Municipal Electric Agency Refunding Revenue Bonds Series 2015A 02/01/30	5.000%	12,000,000	13,742,640
Illinois State Toll Highway Authority Revenue Bonds Series 2014C 01/01/32	5.000%	9,600,000	10,800,864
Kane Cook & DuPage Counties School District No. U-46 Elgin Unlimited General Obligation Refunding Bonds Series 2015D 01/01/32	5.000%	1,800,000	2,003,850
01/01/33	5.000%	2,000,000	2,220,460
Kendall & Kane Counties Community Unit School District No. 115(a) Unlimited General Obligation Bonds Capital Appreciation Series 2002 Escrowed to Maturity (FGIC) 01/01/17	0.000%	600,000	596,088
Unrefunded Unlimited General Obligation Bonds Capital Appreciation Series 2002 (NPFGC) 01/01/17	0.000%	3,050,000	3,009,374
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/19	5.000%	5,000,000	5,610,550
06/01/21	5.250%	12,000,000	14,033,760
State of Illinois Unlimited General Obligation Bonds Series 2013 07/01/26	5.500%	15,100,000	16,624,345
Series 2014 02/01/25	5.000%	6,000,000	6,502,200
02/01/31	5.250%	4,965,000	5,278,788
State of Illinois(a) Revenue Bonds Capital Appreciation-Civic Center Series 1990B (AMBAC) 12/15/17	0.000%	5,540,000	5,297,680
Total			202,012,762
INDIANA 0.6%
City of Indianapolis Thermal Energy System Refunding Revenue Bonds 1st Lien Series 2014A 10/01/32	5.000%	1,400,000	1,577,954

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indiana Finance Authority Revenue Bonds 1st Lien-CWA Authority, Inc. Series 2011A 10/01/25	5.250%	1,750,000	2,059,575
2nd Lien-CWA Authority, Inc. Series 2011B 10/01/23	5.250%	7,035,000	8,309,601
Indiana Health & Educational Facilities Financing Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B 02/15/24	5.000%	1,000,000	1,013,190
Total			12,960,320
IOWA 0.2%
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C 06/01/17	5.000%	730,000	735,329
Iowa Finance Authority Prerefunded 08/01/18 Revenue Bonds Iowa State Revolving Fund Series 2008 08/01/20	5.250%	500,000	560,160
Refunding Revenue Bonds Development-Care Initiatives Project Series 2006A 07/01/18	5.250%	2,695,000	2,747,472
Total			4,042,961
KANSAS 0.9%
City of Manhattan Revenue Bonds Meadowlark Hills Retirement Series 2007A 05/15/24	5.000%	6,000,000	6,077,100
State of Kansas Department of Transportation Revenue Bonds Series 2004A 03/01/18	5.500%	11,775,000	13,099,923
Total			19,177,023
KENTUCKY 1.1%
Kentucky Economic Development Finance Authority Revenue Bonds Senior-Next Generation Information Series 2015 07/01/32	5.000%	1,500,000	1,626,060

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kentucky Municipal Power Agency Refunding Revenue Bonds Series 2015A 09/01/29	5.000%	4,000,000	4,549,000
Louisville & Jefferson County Metropolitan Sewer District Revenue Bonds Series 2009A 05/15/21	5.000%	7,445,000	8,453,574
05/15/22	5.000%	7,825,000	8,868,699
Total			23,497,333
LOUISIANA 1.0%
Louisiana Office Facilities Corp. Refunding Revenue Bonds State Capital Series 2010A 05/01/20	5.000%	4,290,000	4,938,819
Louisiana State Citizens Property Insurance Corp. Refunding Revenue Bonds Series 2015 (AGM) 06/01/22	5.000%	2,000,000	2,354,920
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/25	6.000%	4,250,000	4,729,230
Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010 12/01/40	4.000%	9,245,000	9,828,822
Total			21,851,791
MARYLAND 0.1%
Maryland Health & Higher Educational Facilities Authority Refunding Revenue Bonds Meritus Medical Center Issue Series 2015 07/01/28	5.000%	1,300,000	1,460,433
MASSACHUSETTS 4.2%
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2002D (AMBAC/TCRS/BNY) 08/01/18	5.500%	6,500,000	7,334,470
Limited General Obligation Refunding Bonds Series 2003D 10/01/17	5.500%	5,000,000	5,468,350
Unlimited General Obligation Bonds Consolidated Loan Series 1998C 08/01/17	5.250%	1,775,000	1,919,929

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds Series 2004C (AGM) 12/01/16	5.500%	7,500,000	7,922,100
Massachusetts Bay Transportation Authority Unrefunded Revenue Bonds General Transportation Series 1991 (NPFGC) 03/01/21	7.000%	2,395,000	2,861,690
Massachusetts Clean Water Trust (The) Refunding Revenue Bonds Pool Program Series 2004A 08/01/17	5.250%	2,920,000	3,161,338
Revenue Bonds MWRA Program Subordinated Series 1999A 08/01/19	6.000%	2,500,000	2,957,350
Massachusetts Development Finance Agency Refunding Revenue Bonds Lahey Clinic Obligation Series 2015F 08/15/31	5.000%	2,490,000	2,839,372
Revenue Bonds 1st Mortgage-Orchard Cove Series 2007 10/01/17	5.000%	300,000	311,958
Massachusetts Health & Educational Facilities Authority Prerefunded 07/01/18 Revenue Bonds Caregroup, Inc. Series 2008E-2 07/01/20	5.375%	9,720,000	10,881,054
07/01/22	5.375%	13,345,000	14,939,060
Massachusetts Institute of Technology Series 2009O 07/01/26	5.000%	500,000	555,210
Revenue Bonds Boston College Series 2008M-1 06/01/24	5.500%	2,670,000	3,340,864
Harvard University Series 2009A 11/15/19	5.250%	1,000,000	1,132,150
Massachusetts Port Authority Refunding Revenue Bonds Passenger Facility Charge Series 2007D (AGM) 07/01/17	5.000%	8,500,000	9,117,270
Revenue Bonds Series 2010A 07/01/25	5.000%	1,500,000	1,728,555
Massachusetts Water Pollution Abatement Trust (The) Prerefunded 08/01/19 Revenue Bonds State Revolving Fund Series 2009-14 08/01/24	5.000%	12,530,000	14,309,761
Total			90,780,481

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MICHIGAN 1.3%
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/26	5.250%	2,000,000	2,229,160
07/01/27	5.250%	1,500,000	1,659,585
Michigan Finance Authority Refunding Revenue Bonds McLaren Health Care Corp. Series 2015 05/15/29	5.000%	1,800,000	2,066,166
Senior Lien-Detroit Water & Sewer Series 2014C-6 07/01/33	5.000%	800,000	862,336
Series 2014H-1 10/01/26	5.000%	3,300,000	3,855,258
Revenue Bonds Senior Lien-Detroit Water & Sewer Series 2014C-3 (AGM) 07/01/32	5.000%	1,000,000	1,109,710
Royal Oak Hospital Finance Authority Refunding Revenue Bonds William Beaumont Hospital Series 2014D 09/01/32	5.000%	4,000,000	4,397,000
State of Michigan Trunk Line Refunding Revenue Bonds Series 1998A 11/01/16	5.500%	2,000,000	2,104,380
Series 2005 (AGM) 11/01/17	5.250%	5,050,000	5,513,539
Revenue Bonds Series 2011 11/15/27	5.000%	1,000,000	1,165,370
11/15/28	5.000%	1,000,000	1,163,740
11/15/29	5.000%	1,205,000	1,411,465
Total			27,537,709
MINNESOTA 0.7%
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A Escrowed to Maturity 11/15/18	6.000%	1,000,000	1,089,660
City of St. Louis Park Prerefunded 07/01/18 Revenue Bonds Park Nicollet Health Services Series 2008C 07/01/23	5.500%	750,000	842,273

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Rice Revenue Bonds Shattuck-St. Mary's School Series 2015A(d) 08/01/22	5.000%	750,000	778,215
Dakota County Community Development Agency Revenue Bonds Sanctuary at West St. Paul Project Series 2015 08/01/30	5.750%	1,075,000	1,082,976
Housing & Redevelopment Authority of The City of St Paul Minnesota Refunding Revenue Bonds HealthEast Care System Project Series 2015 11/15/28	5.250%	1,500,000	1,651,005
HealthPartners Obligation Group Series 2015 07/01/28	5.000%	6,400,000	7,435,136
State of Minnesota Unlimited General Obligation Bonds Series 2008C 08/01/19	5.000%	500,000	574,570
Woodbury Housing & Redevelopment Authority Revenue Bonds St. Therese of Woodbury Series 2014 12/01/34	5.000%	1,000,000	1,011,610
Total			14,465,445
MISSISSIPPI 0.2%
State of Mississippi Revenue Bonds Series 2015E 10/15/29	5.000%	3,500,000	4,049,745
MISSOURI 1.9%
City of St. Louis Airport Refunding Revenue Bonds Lambert-St. Louis International Airport Series 2007A (AGM) 07/01/21	5.000%	5,000,000	5,338,350
Health & Educational Facilities Authority of the State of Missouri Refunding Revenue Bonds CoxHealth Series 2015A 11/15/28	5.000%	6,210,000	7,198,880
Revenue Bonds Lutheran Senior Services Series 2014 02/01/26	5.000%	1,225,000	1,352,253
02/01/29	5.000%	5,975,000	6,443,380
Washington University Series 2008A 03/15/18	5.250%	1,000,000	1,107,570

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri Joint Municipal Electric Utility Commission Refunding Revenue Bonds Prairie State Project Series 2015A 12/01/29	5.000%	2,000,000	2,316,600
Revenue Bonds Iatan 2 Project Series 2009A 01/01/17	4.500%	1,000,000	1,045,970
Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds State Revolving Funds Program Series 2004B 01/01/18	5.250%	7,470,000	8,215,805
Poplar Bluff Regional Transportation Development District Revenue Bonds Series 2012 12/01/26	3.250%	840,000	857,027
St. Louis County Industrial Development Authority Revenue Bonds Friendship Village Sunset Hills Series 2013A 09/01/23	5.000%	690,000	759,407
St. Andrews Residence for Seniors Series 2007A 12/01/26	6.250%	7,000,000	7,269,990
Total			41,905,232
NEBRASKA 0.7%
Municipal Energy Agency of Nebraska Refunding Revenue Bonds Series 2009A (BHAC) 04/01/21	5.000%	750,000	840,893
Nebraska Public Power District Prerefunded 01/01/18 Revenue Bonds General Series 2008B 01/01/20	5.000%	570,000	622,286
Public Power Generation Agency Refunding Revenue Bonds Whelan Energy Center Unit Series 2015 01/01/27	5.000%	11,865,000	13,775,146
University of Nebraska Revenue Bonds Lincoln Student Fees & Facilities Series 2009A 07/01/23	5.000%	700,000	774,165
Total			16,012,490

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NEVADA 1.4%
Carson City Refunding Revenue Bonds Carson Tahoe Regional Medical Center Series 2012 09/01/27	5.000%	3,250,000	3,570,905
City of Sparks Tax Anticipation Revenue Bonds Senior Sales Series 2008A(d) 06/15/20	6.500%	4,000,000	4,284,760
County of Clark Department of Aviation Revenue Bonds System Subordinated Lien Series 2009C (AGM) 07/01/25	5.000%	8,190,000	9,173,455
County of Clark Limited General Obligation Refunding Bonds Transportation Series 2009A 12/01/28	5.000%	10,740,000	12,224,268
Total			29,253,388
NEW HAMPSHIRE 0.8%
New Hampshire Health & Education Facilities Authority Act Revenue Bonds Southern New Hampshire Medical Center Series 2007A 10/01/23	5.250%	7,000,000	7,521,360
University System Series 2009A 07/01/23	5.000%	8,370,000	9,290,867
Total			16,812,227
NEW JERSEY 2.3%
Essex County Improvement Authority Refunding Revenue Bonds County Guaranteed Project Consolidation Series 2004 (NPFGC) 10/01/26	5.500%	750,000	957,847
Freehold Regional High School District Unlimited General Obligation Refunding Bonds Series 2001 (NPFGC) 03/01/20	5.000%	1,205,000	1,391,654
Hudson County Improvement Authority Refunding Revenue Bonds Hudson County Lease Project Series 2010 (AGM) 10/01/24	5.375%	2,000,000	2,423,720

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Manalapan-Englishtown Regional Board of Education Unlimited General Obligation Refunding Bonds Series 2004 (NPFGC) 12/01/20	5.750%	1,325,000	1,582,447
Middlesex County Improvement Authority Revenue Bonds Heldrich Center Hotel Senior Series 2005A 01/01/20	5.000%	815,000	745,717
New Jersey Economic Development Authority Refunding Revenue Bonds New Jersey American Water Co. Series 2010A 06/01/23	4.450%	1,000,000	1,086,400
School Facilities-Construction Series 2009AA 12/15/20	5.250%	1,000,000	1,079,890
Revenue Bonds MSU Student Housing Project-Provident Series 2010 06/01/21	5.000%	1,000,000	1,097,710
New Jersey Economic Development Authority(a) Revenue Bonds Capital Appreciation-Motor Vehicle Surcharges Series 2004 (NPFGC) 07/01/21	0.000%	1,255,000	1,091,662
New Jersey Educational Facilities Authority Refunding Revenue Bonds Rowan University Series 2008B (AGM) 07/01/23	5.000%	750,000	825,090
New Jersey Higher Education Student Assistance Authority Refunding Revenue Bonds Series 2010-1A 12/01/25	5.000%	730,000	770,216
New Jersey Housing & Mortgage Finance Agency Revenue Bonds Series 2008AA 10/01/28	6.375%	115,000	119,382
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation System Series 2001C (AGM) 12/15/18	5.500%	2,000,000	2,220,540
Series 2006A 12/15/20	5.250%	1,000,000	1,097,110
Series 2006A (AGM) 12/15/21	5.500%	4,700,000	5,349,399
12/15/22	5.250%	4,000,000	4,501,400
Series 2010D 12/15/23	5.250%	18,000,000	19,791,360

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Turnpike Authority Revenue Bonds Series 1989 Escrowed to Maturity 01/01/19	6.000%	1,000,000	1,132,820
Robbinsville Board of Education Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 01/01/28	5.250%	500,000	616,270
State of New Jersey Certificate of Participation Equipment Lease Purchase Series 2009A 06/15/17	5.000%	1,000,000	1,058,190
Total			48,938,824
NEW MEXICO 0.2%
County of Bernalillo Refunding Revenue Bonds Series 1998 04/01/27	5.250%	3,000,000	3,594,150
NEW YORK 12.1%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A Escrowed to Maturity 11/15/16	5.250%	1,750,000	1,838,655
11/15/17	5.250%	1,250,000	1,367,163
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds Catholic Health System Series 2015 07/01/24	5.000%	700,000	816,032
07/01/25	5.000%	1,000,000	1,167,220
City of New York Prerefunded 02/01/16 Unlimited General Obligation Bonds Series 2005G 08/01/20	5.000%	25,000	25,303
Unlimited General Obligation Bonds Series 2007D-1 12/01/21	5.000%	5,900,000	6,436,074
Subordinated Series 2008B-1 09/01/22	5.250%	7,200,000	8,062,992
Unrefunded Unlimited General Obligation Bonds Series 2005G 08/01/20	5.000%	6,000,000	6,074,040
County of Nassau Limited General Obligation Bonds Series 2014A 04/01/27	5.000%	12,025,000	13,935,893

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Long Island Power Authority Revenue Bonds Series 2012B 09/01/26	5.000%	5,000,000	5,688,750
Metropolitan Transportation Authority Revenue Bonds Series 2004A (NPFGC) 11/15/17	5.250%	4,000,000	4,372,360
Series 2009A 11/15/26	5.300%	710,000	791,032
Transportation Series 2007A (AGM) 11/15/20	5.000%	5,000,000	5,429,400
11/15/21	5.000%	3,000,000	3,256,350
Nassau County Local Economic Assistance Corp. Refunding Revenue Bonds Catholic Health Services Series 2011 07/01/19	5.000%	6,125,000	6,910,899
07/01/20	5.000%	9,390,000	10,793,429
New York City Transitional Finance Authority Revenue Bonds Future Tax Secured Subordinated Series 2007C-1 11/01/20	5.000%	10,300,000	11,174,573
Subordinated Series 2009A-1 05/01/27	5.000%	10,430,000	11,780,476
New York State Dormitory Authority Prerefunded 05/01/19 Revenue Bonds North Shore-Long Island Jewish Obligation Group Series 2009A 05/01/30	5.250%	4,750,000	5,451,528
Prerefunded 07/01/19 Revenue Bonds Mount Sinai School of Medicine Series 2009 07/01/27	5.500%	10,675,000	12,372,005
Refunding Revenue Bonds Consolidated Service Contract Series 2009A 07/01/24	5.000%	3,500,000	3,947,580
North Shore — Long Island Jewish Obligation Group Series 2015A 05/01/31	5.000%	9,750,000	11,055,817
Revenue Bonds Court Facilities Lease Series 2005A (AMBAC) 05/15/18	5.250%	6,000,000	6,666,540
Mount Sinai School of Medicine Series 2009 07/01/26	5.500%	14,635,000	16,961,526
St. John's University Series 2007C (NPFGC) 07/01/23	5.250%	3,245,000	3,972,042
State University Educational Facilities 3rd General Series 2005A (NPFGC) 05/15/17	5.500%	10,000,000	10,763,400

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
05/15/22	5.500%	6,730,000	8,234,492
Upstate Community-State Supported Series 2005B (NPFGC) 07/01/21	5.500%	6,345,000	7,661,968
New York State Thruway Authority Revenue Bonds General 2nd Series 2005B (AMBAC) 04/01/20	5.500%	10,840,000	12,866,104
2nd Series 2007B 04/01/19	5.000%	5,000,000	5,400,200
Series 2012I 01/01/24	5.000%	8,500,000	9,989,030
Series 2007H (NPFGC) 01/01/23	5.000%	1,500,000	1,627,410
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B 01/01/19	5.000%	4,000,000	4,432,880
01/01/20	5.000%	10,460,000	11,591,981
Revenue Bonds State Personal Income Tax-State Facilities Series 2004A-2 (NPFGC) 03/15/20	5.500%	20,000,000	23,706,800
Port Authority of New York & New Jersey Revenue Bonds Consolidated 154th Series 2009 09/01/26	4.750%	1,000,000	1,091,680
Suffolk County Industrial Development Agency Refunding Revenue Bonds Jeffersons Ferry Project Series 2006 11/01/28	5.000%	3,000,000	3,056,790
Total			260,770,414
NORTH CAROLINA 2.6%
Albemarle Hospital Authority Prerefunded 10/01/17 Revenue Bonds Series 2007 10/01/21	5.250%	3,000,000	3,258,870
10/01/27	5.250%	3,700,000	4,019,273
Cape Fear Public Utility Authority Revenue Bonds Series 2008 08/01/20	5.000%	800,000	887,424
City of Charlotte Water & Sewer System Revenue Bonds Series 2008 07/01/26	5.000%	1,250,000	1,383,175

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Eastern Municipal Power Agency Prerefunded 01/01/18 Revenue Bonds Series 2008A (AGM) 01/01/19	5.250%	5,415,000	5,929,696
Prerefunded 01/01/19 Revenue Bonds Series 2009B 01/01/26	5.000%	21,105,000	23,830,922
North Carolina Medical Care Commission Revenue Bonds Health Care Housing-Arc Projects Series 2004A 10/01/24	5.500%	1,395,000	1,398,334
North Carolina Municipal Power Agency No. 1 Refunding Revenue Bonds Series 2015A 01/01/31	5.000%	2,000,000	2,342,540
State of North Carolina Refunding Revenue Bonds Series 2014B 06/01/25	5.000%	10,000,000	12,379,600
Total			55,429,834
OHIO 2.0%
American Municipal Power, Inc. Prerefunded 02/15/18 Revenue Bonds Prairie State Energy Series 2008 02/15/20	5.250%	3,820,000	4,211,206
02/15/22	5.250%	4,530,000	4,993,917
Refunding Revenue Bonds Series 2015A 02/15/32	5.250%	12,000,000	13,655,040
Revenue Bonds AMP Fremont Energy Center Project Series 2012 02/15/24	5.000%	2,000,000	2,336,280
Unrefunded Revenue Bonds Prairie State Energy Series 2008 02/15/20	5.250%	240,000	263,815
02/15/22	5.250%	580,000	637,553
City of Cleveland Limited General Obligation Refunding Bonds Series 2005 (AMBAC) 10/01/16	5.500%	7,710,000	8,069,749
Mason City School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 12/01/19	5.250%	2,250,000	2,616,008
Ohio State Turnpike Commission Refunding Revenue Bonds Series 1998A (NPFGC) 02/15/21	5.500%	2,000,000	2,400,980

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Ohio Refunding Revenue Bonds Cleveland Clinic Health System Series 2011 01/01/25	5.000%	3,750,000	4,313,738
Total			43,498,286
OKLAHOMA 0.1%
Chickasaw Nation Revenue Bonds Health System Series 2007(d)(e) 12/01/17	5.375%	1,460,000	1,514,049
OREGON 0.1%
Hospital Facilities Authority of Multnomah County Refunding Revenue Bonds Mirabella at South Waterfront Series 2014A 10/01/34	5.125%	1,000,000	1,079,380
Oregon State Lottery Prerefunded 04/01/19 Revenue Bonds Series 2009A 04/01/24	5.250%	1,000,000	1,142,340
Total			2,221,720
PENNSYLVANIA 3.6%
City of Philadelphia Unlimited General Obligation Bonds Series 2011 08/01/19	5.250%	3,795,000	4,330,968
Commonwealth of Pennsylvania Unlimited General Obligation Refunding Bonds 3rd Series 2004 (AGM) 07/01/18	5.375%	12,000,000	13,416,480
County of Westmoreland Unlimited General Obligation Bonds Capital Appreciation Series 1997 Escrowed to Maturity (NPFGC)(a) 12/01/18	0.000%	1,000,000	937,940
Cumberland County Municipal Authority Refunding Revenue Bonds Diakon Lutheran Ministries Series 2015 01/01/27	5.000%	2,500,000	2,777,350
01/01/28	5.000%	2,090,000	2,294,423
Delaware River Port Authority Refunding Revenue Bonds Port District Project Series 2012 01/01/27	5.000%	1,835,000	2,052,521

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Delaware Valley Regional Finance Authority Revenue Bonds Series 1997B (AMBAC) 07/01/17	5.600%	2,000,000	2,155,720
Series 2002 07/01/17	5.750%	2,000,000	2,160,680
Elizabeth Forward School District Unlimited General Obligation Bonds Capital Appreciation Series 1994B Escrowed to Maturity (NPFGC)(a) 09/01/21	0.000%	2,210,000	2,015,630
Lancaster County Solid Waste Management Authority Revenue Bonds Series 2013A 12/15/29	5.250%	3,000,000	3,455,370
Northampton County General Purpose Authority Revenue Bonds Saint Luke's Hospital Project Series 2008A 08/15/20	5.000%	3,480,000	3,833,777
08/15/21	5.125%	3,715,000	4,081,299
08/15/22	5.250%	1,965,000	2,157,000
Pennsylvania Turnpike Commission Revenue Bonds Subordinated Series 2011A 12/01/31	5.625%	8,150,000	9,432,484
Pennsylvania Turnpike Commission(f) Revenue Bonds Capital Appreciation Subordinated Series 2010B-2 12/01/24	0.000%	20,000,000	22,357,400
Total			77,459,042
RHODE ISLAND 1.0%
City of Cranston Unlimited General Obligation Bonds Series 2008 (AGM) 07/01/26	4.750%	900,000	977,265
07/01/27	4.750%	945,000	1,026,128
Providence Housing Authority Revenue Bonds Capital Fund Series 2008 09/01/24	5.000%	565,000	630,608
09/01/26	5.000%	310,000	344,891
09/01/27	5.000%	690,000	767,659
Rhode Island Commerce Corp. Revenue Bonds East Greenwich Free Library Association Series 2004 06/15/24	5.750%	380,000	380,152

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Grant Anticipation-Department of Transportation Series 2009A (AGM) 06/15/21	5.250%	2,000,000	2,244,500
Providence Place Mall Senior Series 2000 (AGM) 07/01/20	6.125%	980,000	982,332
Rhode Island Depositors Economic Protection Corp. Revenue Bonds Series 1993A Escrowed to Maturity (AGM) 08/01/21	5.750%	2,165,000	2,665,353
Rhode Island Health & Educational Building Corp. Refunding Revenue Bonds University of Rhode Island Series 2008A 09/15/28	6.500%	3,000,000	3,420,330
Revenue Bonds Bond Financing Program Series 2009 05/15/25	5.000%	1,515,000	1,696,406
Brown University Series 2007 09/01/18	5.000%	1,000,000	1,078,160
Higher Education-Johnson & Wales Series 1999 (NPFGC) 04/01/18	5.500%	1,420,000	1,560,339
Hospital Financing-Lifespan Obligation Series 2009A (AGM) 05/15/27	6.125%	400,000	456,752
05/15/30	6.250%	500,000	570,645
New England Institute of Technology Series 2010 03/01/24	5.000%	1,145,000	1,272,610
Public Schools Financing Program Series 2007B (AMBAC) 05/15/19	4.250%	250,000	250,680
University of Rhode Island Series 2009A (AGM) 09/15/24	4.750%	1,000,000	1,097,890
Rhode Island Student Loan Authority Revenue Bonds Program Senior Series 2010A 12/01/20	4.600%	885,000	927,684
Total			22,350,384
SOUTH CAROLINA 1.5%
County of Florence Refunding Revenue Bonds McLeod Regional Medical Center Project Series 2014 11/01/31	5.000%	3,250,000	3,677,310
11/01/32	5.000%	4,900,000	5,511,716

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Greenwood Refunding Revenue Bonds Self Regional Healthcare Series 2012B 10/01/31	5.000%	5,000,000	5,500,150
Greenville County School District Refunding Revenue Bonds Building Equity Sooner Series 2005 12/01/18	5.500%	5,000,000	5,689,400
South Carolina Jobs-Economic Development Authority Revenue Bonds Lutheran Homes of South Carolina Obligation Group Series 2013 05/01/28	5.000%	3,500,000	3,676,295
York Preparatory Academy Project Series 2014A 11/01/33	7.000%	590,000	640,834
South Carolina Jobs-Economic Development Authority(d) Revenue Bonds Series 2015A 08/15/25	4.500%	410,000	411,521
South Carolina State Public Service Authority Refunding Revenue Bonds Series 2015A 12/01/26	5.000%	7,000,000	8,355,410
Total			33,462,636
SOUTH DAKOTA 0.3%
South Dakota Health & Educational Facilities Authority Refunding Revenue Bonds Sanford Obligated Group Series 2015 11/01/26	5.000%	1,000,000	1,178,650
11/01/27	5.000%	530,000	616,035
Revenue Bonds Regional Health Series 2011 09/01/19	5.000%	1,250,000	1,420,475
09/01/20	5.000%	1,250,000	1,446,975
09/01/21	5.000%	1,000,000	1,150,720
Total			5,812,855
TENNESSEE 0.1%
Chattanooga Health Educational & Housing Facility Board(g) Refunding Revenue Bonds Student Housing — CDFI Phase I Series 2015 10/01/29	5.000%	1,000,000	1,111,020
10/01/30	5.000%	500,000	551,585
Total			1,662,605

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
TEXAS 9.2%
Central Texas Regional Mobility Authority Revenue Bonds Senior Lien Series 2010 01/01/19	5.750%	750,000	844,057
01/01/20	5.750%	1,250,000	1,434,150
Series 2011 01/01/31	5.750%	15,230,000	17,306,915
Central Texas Turnpike System Subordinated Refunding Revenue Bonds Series 2015C 08/15/32	5.000%	6,000,000	6,642,240
City of Austin Refunding Revenue Bonds Subordinated Lien Series 1998 (NPFGC) 05/15/18	5.250%	1,100,000	1,218,382
City of Houston Airport System Refunding Revenue Bonds Subordinated Lien Series 2012B 07/01/28	5.000%	7,000,000	7,946,680
City of Houston Refunding Revenue Bonds Convention & Entertainment Series 2015 09/01/27	5.000%	1,215,000	1,419,460
09/01/29	5.000%	1,500,000	1,725,000
Convention & Entertainment Facilities Series 2014 09/01/30	5.000%	1,000,000	1,140,850
City of Houston(a) Revenue Bonds Capital Appreciation-Convention Series 2001B (AMBAC) 09/01/17	0.000%	2,000,000	1,950,600
Clifton Higher Education Finance Corp. Revenue Bonds International Leadership Series 2015 08/15/35	5.500%	8,500,000	8,679,945
Conroe Independent School District Prerefunded 02/15/18 Unlimited General Obligation Bonds School Building Series 2009A 02/15/25	5.250%	1,135,000	1,250,963
County of Harris Unlimited General Obligation Refunding Bonds Road Series 2015A(g) 10/01/26	5.000%	10,000,000	12,280,400

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dallas County Community College District Limited General Obligation Bonds Series 2009 02/15/20	5.000%	750,000	848,040
Dallas/Fort Worth International Airport Refunding Revenue Bonds Series 2012B 11/01/28	5.000%	21,380,000	24,351,178
Duncanville Independent School District Unlimited General Obligation Refunding Bonds Capital Appreciation Series 2005 (Permanent School Fund Guarantee)(a) 02/15/22	0.000%	2,000,000	1,767,800
Harris County Industrial Development Corp. Revenue Bonds Deer Park Refining Project Series 2008 05/01/18	4.700%	12,000,000	12,820,560
Harris County-Houston Sports Authority Refunding Revenue Bonds 2nd Lien Series 2014C 11/15/31	5.000%	390,000	436,929
11/15/32	5.000%	500,000	556,055
Houston Higher Education Finance Corp. Prerefunded 05/15/21 Revenue Bonds Cosmos Foundation, Inc. Series 2011 05/15/31	6.500%	535,000	680,857
Unrefunded Revenue Bonds Cosmos Foundation, Inc. Series 2011 05/15/31	6.500%	465,000	549,886
Lewisville Independent School District Unlimited General Obligation Bonds School Building Series 2009 08/15/21	5.000%	1,000,000	1,125,420
Lower Colorado River Authority Refunding Revenue Bonds LCRA Transmission Services Corp. Series 2011 05/15/27	5.000%	11,195,000	12,687,070
New Hope Cultural Education Facilities Corp. Revenue Bonds NCCD-College Station Properties LLC Series 2015A 07/01/30	5.000%	7,800,000	8,291,244
North Harris County Regional Water Authority Revenue Bonds Senior Lien Series 2008 12/15/20	5.250%	4,415,000	4,938,531

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Texas Tollway Authority Prerefunded 01/01/18 Revenue Bonds System-1st Tier Series 2008 01/01/22	6.000%	12,280,000	13,656,097
Refunding Revenue Bonds Series 2015A 01/01/32	5.000%	16,800,000	18,943,848
System-2nd Tier 01/01/31	5.000%	1,365,000	1,528,882
Unrefunded Revenue Bonds System-1st Tier Series 2008 01/01/22	6.000%	1,720,000	1,894,683
Sam Rayburn Municipal Power Agency Refunding Revenue Bonds Series 2012 10/01/21	5.000%	2,300,000	2,680,213
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A 08/15/20	5.125%	1,365,000	1,501,828
08/15/24	5.750%	1,590,000	1,790,531
Southwest Higher Education Authority, Inc. Revenue Bonds Southern Methodist University Project Series 2009 10/01/26	5.000%	1,000,000	1,135,900
Spring Independent School District Unlimited General Obligation Bonds Schoolhouse Series 2009 (Permanent School Fund Guarantee) 08/15/21	5.000%	750,000	834,240
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Villages, Inc. Obligation Group Series 2007 05/15/27	5.125%	4,500,000	4,558,185
Texas City Industrial Development Corp. Refunding Revenue Bonds Arco Pipe Line Co. Project Series 1990 10/01/20	7.375%	3,000,000	3,773,850
University of Houston Refunding Revenue Bonds Series 2009 02/15/21	5.000%	1,000,000	1,121,020
University of Texas System (The) Prerefunded 02/15/17 Revenue Bonds Financing System Series 2006D 08/15/18	5.000%	8,455,000	8,949,871

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds Financing System Series 2004A 08/15/17	5.250%	2,000,000	2,168,680
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009 09/01/22	5.000%	750,000	821,512
West Harris County Regional Water Authority Revenue Bonds Series 2009 12/15/25	5.000%	1,000,000	1,122,490
Total			199,375,042
VIRGIN ISLANDS 0.5%
Virgin Islands Public Finance Authority Refunding Revenue Bonds Series 2013B(e) 10/01/24	5.000%	9,565,000	10,814,189
Virgin Islands Water & Power Authority — Electric System Refunding Revenue Bonds Series 2012A(e) 07/01/21	4.000%	625,000	650,238
Total			11,464,427
VIRGINIA 0.9%
Augusta County Economic Development Authority Refunding Revenue Bonds Augusta Health Care, Inc. Series 2003 09/01/18	5.250%	1,500,000	1,669,740
Dulles Town Center Community Development Authority Refunding Special Assessment Bonds Dulles Town Center Project Series 2012 03/01/26	4.250%	1,000,000	996,640
Virginia College Building Authority Prerefunded 09/01/18 Revenue Bonds Public Higher Education Financing Series 2009 09/01/24	5.000%	5,000	5,583
Unrefunded Revenue Bonds Public Higher Education Financing Series 2009 09/01/24	5.000%	995,000	1,101,415
Virginia Gateway Community Development Authority Refunding Special Assessment Bonds Series 2012 03/01/30	5.000%	1,500,000	1,549,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia Public School Authority Refunding Revenue Bonds School Financing 1997 Resolution Series 2005B 08/01/16	5.250%	10,000,000	10,378,600
Virginia Resources Authority Prerefunded 10/01/19 Revenue Bonds State Revolving Fund Series 2009 10/01/22	5.000%	500,000	575,635
Subordinated Revenue Bonds Clean Water State Revolving Fund Subordinated Series 2007 10/01/17	5.000%	3,760,000	4,078,246
Total			20,354,984
WASHINGTON 1.9%
Energy Northwest Unrefunded Revenue Bonds Columbia Generating Station Series 2007 07/01/22	5.000%	690,000	738,962
King County Public Hospital District No. 4 Revenue Bonds Series 2015A 12/01/25	5.000%	2,960,000	2,927,559
12/01/30	5.750%	2,820,000	2,780,717
State of Washington Prerefunded 01/01/18 Unlimited General Obligation Bonds Series 2008D 01/01/20	5.000%	1,000,000	1,092,180
Unlimited General Obligation Bonds Motor Vehicle Fuel Tax Series 2010B 08/01/26	5.000%	18,270,000	20,857,946
Series 2015A-1 08/01/30	5.000%	8,720,000	10,338,781
Washington State Housing Finance Commission Revenue Bonds Heron's Key Series 2015A 07/01/30	6.500%	320,000	328,272
07/01/35	6.750%	1,090,000	1,121,806
Total			40,186,223

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
WEST VIRGINIA 0.2%
West Virginia Hospital Finance Authority Revenue Bonds Charleston Area Medical Center, Inc. Series 1993A Escrowed to Maturity 09/01/23	6.500%	3,980,000	4,844,098
WISCONSIN 1.6%
State of Wisconsin Revenue Bonds Series 2009A 05/01/22	5.000%	1,000,000	1,131,430
05/01/23	5.125%	14,000,000	15,881,040
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds ProHealth Care, Inc. Obligated Group Series 2015 08/15/31	5.000%	1,000,000	1,119,850
Rogers Memorial Hospital, Inc. Series 2014A 07/01/34	5.000%	2,500,000	2,719,700
Wheaton Healthcare Series 2006B 08/15/23	5.125%	13,065,000	13,482,035
Total			34,334,055
Total Municipal Bonds (Cost: $1,966,519,740)			2,118,719,480

Money Market Funds 0.8%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.000%(h)	16,920,043	16,920,043
Total Money Market Funds (Cost: $16,920,043)		16,920,043
Total Investments (Cost: $1,983,439,783)		2,135,639,523
Other Assets & Liabilities, Net		20,107,441
Net Assets		2,155,746,964
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at October 31, 2015 was $468,447, which represents 0.02% of net assets. Information concerning such security holdings at October 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 07/15/32 0.000%	07/23/2008	1,835,000
Sterling Hill Community Development District Special Assessment Bonds Series 2003B 11/01/10 5.500%	10/23/2003	144,169

(c)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2015, the value of these securities amounted to $468,447, which represents 0.02% of net assets.

(d)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2015, the value of these securities amounted to $23,476,162 or 1.09% of net assets.

(e)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2015, the value of these securities amounted to $23,078,370 or 1.07% of net assets.

(f)  Variable rate security.

(g)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(h)  The rate shown is the seven-day current annualized yield at October 31, 2015.

Abbreviation Legend

ACA  ACA Financial Guaranty Corporation

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BHAC  Berkshire Hathaway Assurance Corporation

BNY  Bank of New York

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

XLCA  XL Capital Assurance

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	2,118,719,480	—	2,118,719,480
Money Market Funds	16,920,043	—	—	16,920,043
Total Investments	16,920,043	2,118,719,480	—	2,135,639,523

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

Assets
Investments, at value
(identified cost $1,983,439,783)	$2,135,639,523
Cash	11,993,170
Receivable for:
Capital shares sold	3,160,999
Regulatory settlements (Note 6)	485,268
Dividends	2
Interest	27,724,362
Expense reimbursement due from Investment Manager	6,779
Prepaid expenses	16,869
Trustees' deferred compensation plan	193,656
Total assets	2,179,220,628
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	14,021,205
Capital shares purchased	2,529,126
Dividend distributions to shareholders	6,039,396
Investment management fees	23,297
Distribution and/or service fees	2,594
Transfer agent fees	327,794
Administration fees	3,746
Compensation of board members	274,443
Chief compliance officer expenses	85
Other expenses	58,322
Trustees' deferred compensation plan	193,656
Total liabilities	23,473,664
Net assets applicable to outstanding capital stock	$2,155,746,964
Represented by
Paid-in capital	$2,011,104,463
Undistributed net investment income	2,139,219
Accumulated net realized loss	(9,696,458)
Unrealized appreciation (depreciation) on:
Investments	152,199,740
Total — representing net assets applicable to outstanding capital stock	$2,155,746,964

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2015

Class A
Net assets	$233,124,720
Shares outstanding	21,827,366
Net asset value per share	$10.68
Maximum offering price per share(a)	$11.01
Class B
Net assets	$306,888
Shares outstanding	28,741
Net asset value per share	$10.68
Class C
Net assets	$53,773,968
Shares outstanding	5,034,248
Net asset value per share	$10.68
Class R4
Net assets	$2,974,548
Shares outstanding	278,754
Net asset value per share	$10.67
Class R5
Net assets	$5,105,899
Shares outstanding	478,777
Net asset value per share	$10.66
Class T
Net assets	$14,262,765
Shares outstanding	1,335,508
Net asset value per share	$10.68
Maximum offering price per share(a)	$11.21
Class Z
Net assets	$1,846,198,176
Shares outstanding	172,779,276
Net asset value per share	$10.69

(a)   The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Net investment income
Income:
Dividends	$993
Interest	84,793,927
Total income	84,794,920
Expenses:
Investment management fees	8,483,272
Distribution and/or service fees
Class A	459,072
Class B	3,468
Class C	459,260
Class T	22,074
Transfer agent fees
Class A	452,062
Class B	803
Class C	106,414
Class R4	1,714
Class R5	1,753
Class T	28,976
Class Z	3,635,011
Administration fees	1,364,016
Compensation of board members	50,497
Custodian fees	13,533
Printing and postage fees	43,802
Registration fees	127,065
Audit fees	27,080
Legal fees	70,451
Chief compliance officer expenses	1,047
Other	46,975
Total expenses	15,398,345
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,569,822)
Expense reductions	(380)
Total net expenses	12,828,143
Net investment income	71,966,777
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	11,429,998
Net realized gain	11,429,998
Net change in unrealized appreciation (depreciation) on:
Investments	(39,047,079)
Net change in unrealized depreciation	(39,047,079)
Net realized and unrealized loss	(27,617,081)
Net increase in net assets resulting from operations	$44,349,696

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations
Net investment income	$71,966,777	$73,014,473
Net realized gain	11,429,998	4,533,538
Net change in unrealized appreciation (depreciation)	(39,047,079)	48,616,035
Net increase in net assets resulting from operations	44,349,696	126,164,046
Distributions to shareholders
Net investment income
Class A	(7,347,451)	(6,904,688)
Class B	(10,403)	(17,104)
Class C	(1,376,759)	(1,422,943)
Class R4	(30,171)	(6,312)
Class R5	(122,976)	(48,077)
Class T	(478,453)	(546,915)
Class Z	(62,789,568)	(64,062,692)
Total distributions to shareholders	(72,155,781)	(73,008,731)
Increase (decrease) in net assets from capital stock activity	88,214,519	(118,998,163)
Proceeds from regulatory settlements (Note 6)	485,268	—
Total increase (decrease) in net assets	60,893,702	(65,842,848)
Net assets at beginning of year	2,094,853,262	2,160,696,110
Net assets at end of year	$2,155,746,964	$2,094,853,262
Undistributed net investment income	$2,139,219	$1,847,196

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	5,188,262	55,673,651	4,526,587	48,302,486
Distributions reinvested	558,793	5,988,660	505,233	5,395,324
Redemptions	(4,325,989)	(46,321,935)	(3,704,492)	(39,371,195)
Net increase	1,421,066	15,340,376	1,327,328	14,326,615
Class B shares
Subscriptions	1,088	11,572	332	3,542
Distributions reinvested	640	6,870	1,050	11,181
Redemptions(a)	(21,866)	(234,114)	(35,636)	(377,269)
Net decrease	(20,138)	(215,672)	(34,254)	(362,546)
Class C shares
Subscriptions	1,004,118	10,783,381	998,776	10,675,703
Distributions reinvested	96,156	1,030,893	99,584	1,062,385
Redemptions	(921,015)	(9,856,643)	(1,149,387)	(12,210,269)
Net increase (decrease)	179,259	1,957,631	(51,027)	(472,181)
Class R4 shares
Subscriptions	282,029	3,016,664	30,870	332,600
Distributions reinvested	2,790	29,827	569	6,063
Redemptions	(37,177)	(395,394)	(29,375)	(310,454)
Net increase	247,642	2,651,097	2,064	28,209
Class R5 shares
Subscriptions	391,984	4,180,084	197,227	2,088,076
Distributions reinvested	11,475	122,624	4,458	47,772
Redemptions	(118,084)	(1,259,475)	(14,169)	(151,179)
Net increase	285,375	3,043,233	187,516	1,984,669
Class T shares
Subscriptions	5,438	58,193	5,276	56,311
Distributions reinvested	30,672	328,814	36,163	385,839
Redemptions	(119,279)	(1,278,584)	(213,204)	(2,279,400)
Net decrease	(83,169)	(891,577)	(171,765)	(1,837,250)
Class Z shares
Subscriptions	29,033,063	311,877,480	20,966,649	223,189,879
Distributions reinvested	482,214	5,171,767	504,587	5,388,725
Redemptions	(23,422,405)	(250,719,816)	(34,043,952)	(361,244,283)
Net increase (decrease)	6,092,872	66,329,431	(12,572,716)	(132,665,679)
Total net increase (decrease)	8,122,907	88,214,519	(11,312,854)	(118,998,163)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$10.81		$10.54		$11.03		$10.56		$10.58
Income from investment operations:
Net investment income	0.34		0.36		0.34		0.35		0.37
Net realized and unrealized gain (loss)	(0.13)		0.27		(0.49)		0.47		(0.02)
Total from investment operations	0.21		0.63		(0.15)		0.82		0.35
Less distributions to shareholders:
Net investment income	(0.34)		(0.36)		(0.34)		(0.35)		(0.37)
Total distributions to shareholders	(0.34)		(0.36)		(0.34)		(0.35)		(0.37)
Proceeds from regulatory settlements	0.00	(a)	—		—		0.00	(a)	—
Net asset value, end of period	$10.68		$10.81		$10.54		$11.03		$10.56
Total return	2.00	%(b)	6.03%		(1.39%)		7.88%		3.43%
Ratios to average net assets(c)
Total gross expenses	0.87%		0.87%		0.86%		0.86%		0.86%
Total net expenses(d)	0.75	%(e)	0.75	%(e)	0.74	%(e)	0.74	%(e)	0.73	%(e)
Net investment income	3.19%		3.34%		3.14%		3.22%		3.52%
Supplemental data
Net assets, end of period (in thousands)	$233,125		$220,673		$201,053		$212,161		$187,355
Portfolio turnover	15%		9%		15%		10%		9%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$10.81		$10.54		$11.03		$10.56		$10.58
Income from investment operations:
Net investment income	0.27		0.29		0.27		0.28		0.30
Net realized and unrealized gain (loss)	(0.13)		0.27		(0.49)		0.47		(0.02)
Total from investment operations	0.14		0.56		(0.22)		0.75		0.28
Less distributions to shareholders:
Net investment income	(0.27)		(0.29)		(0.27)		(0.28)		(0.30)
Total distributions to shareholders	(0.27)		(0.29)		(0.27)		(0.28)		(0.30)
Proceeds from regulatory settlements	0.00	(a)	—		—		0.00	(a)	—
Net asset value, end of period	$10.68		$10.81		$10.54		$11.03		$10.56
Total return	1.34	%(b)	5.35%		(2.02%)		7.17%		2.76%
Ratios to average net assets(c)
Total gross expenses	1.52%		1.52%		1.51%		1.51%		1.52%
Total net expenses(d)	1.40	%(e)	1.40	%(e)	1.39	%(e)	1.39	%(e)	1.40	%(e)
Net investment income	2.54%		2.69%		2.47%		2.58%		2.85%
Supplemental data
Net assets, end of period (in thousands)	$307		$528		$876		$1,842		$2,494
Portfolio turnover	15%		9%		15%		10%		9%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$10.82		$10.54		$11.03		$10.56		$10.58
Income from investment operations:
Net investment income	0.27		0.30		0.32		0.33		0.35
Net realized and unrealized gain (loss)	(0.14)		0.28		(0.49)		0.47		(0.02)
Total from investment operations	0.13		0.58		(0.17)		0.80		0.33
Less distributions to shareholders:
Net investment income	(0.27)		(0.30)		(0.32)		(0.33)		(0.35)
Total distributions to shareholders	(0.27)		(0.30)		(0.32)		(0.33)		(0.35)
Proceeds from regulatory settlements	0.00	(a)	—		—		0.00	(a)	—
Net asset value, end of period	$10.68		$10.82		$10.54		$11.03		$10.56
Total return	1.24	%(b)	5.60%		(1.58%)		7.66%		3.22%
Ratios to average net assets(c)
Total gross expenses	1.52%		1.52%		1.51%		1.51%		1.52%
Total net expenses(d)	1.40	%(e)	1.26	%(e)	0.94	%(e)	0.94	%(e)	0.93	%(e)
Net investment income	2.54%		2.83%		2.94%		3.01%		3.33%
Supplemental data
Net assets, end of period (in thousands)	$53,774		$52,507		$51,706		$53,729		$35,541
Portfolio turnover	15%		9%		15%		10%		9%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
34

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.81		$10.53		$10.93
Income from investment operations:
Net investment income	0.36		0.38		0.23
Net realized and unrealized gain (loss)	(0.14)		0.27		(0.41)
Total from investment operations	0.22		0.65		(0.18)
Less distributions to shareholders:
Net investment income	(0.36)		(0.37)		(0.22)
Total distributions to shareholders	(0.36)		(0.37)		(0.22)
Proceeds from regulatory settlements	0.00	(b)	—		—
Net asset value, end of period	$10.67		$10.81		$10.53
Total return	2.11	%(c)	6.31%		(1.61%)
Ratios to average net assets(d)
Total gross expenses	0.67%		0.67%		0.65	%(e)
Total net expenses(f)	0.55	%(g)	0.55	%(f)	0.54	%(e)(g)
Net investment income	3.42%		3.55%		3.66	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2,975		$336		$306
Portfolio turnover	15%		9%		15%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
35

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.80		$10.52	$11.07
Income from investment operations:
Net investment income	0.37		0.39	0.37
Net realized and unrealized gain (loss)	(0.14)		0.28	(0.56)
Total from investment operations	0.23		0.67	(0.19)
Less distributions to shareholders:
Net investment income	(0.37)		(0.39)	(0.36)
Total distributions to shareholders	(0.37)		(0.39)	(0.36)
Proceeds from regulatory settlements	0.00	(b)	—	—
Net asset value, end of period	$10.66		$10.80	$10.52
Total return	2.20	%(c)	6.44%	(1.73%)
Ratios to average net assets(d)
Total gross expenses	0.53%		0.53%	0.52	%(e)
Total net expenses(f)	0.45%		0.47%	0.45	%(e)
Net investment income	3.50%		3.62%	3.62	%(e)
Supplemental data
Net assets, end of period (in thousands)	$5,106		$2,088	$62
Portfolio turnover	15%		9%	15%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
36

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class T	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$10.81		$10.54		$11.03		$10.56		$10.58
Income from investment operations:
Net investment income	0.35		0.36		0.35		0.36		0.37
Net realized and unrealized gain (loss)	(0.13)		0.27		(0.50)		0.47		(0.01)
Total from investment operations	0.22		0.63		(0.15)		0.83		0.36
Less distributions to shareholders:
Net investment income	(0.35)		(0.36)		(0.34)		(0.36)		(0.38)
Total distributions to shareholders	(0.35)		(0.36)		(0.34)		(0.36)		(0.38)
Proceeds from regulatory settlements	0.00	(a)	—		—		0.00	(a)	—
Net asset value, end of period	$10.68		$10.81		$10.54		$11.03		$10.56
Total return	2.05	%(b)	6.09%		(1.34%)		7.93%		3.48%
Ratios to average net assets(c)
Total gross expenses	0.82%		0.82%		0.81%		0.81%		0.81%
Total net expenses(d)	0.70	%(e)	0.70	%(e)	0.69	%(e)	0.69	%(e)	0.68	%(e)
Net investment income	3.24%		3.39%		3.19%		3.28%		3.56%
Supplemental data
Net assets, end of period (in thousands)	$14,263		$15,341		$16,759		$20,105		$19,780
Portfolio turnover	15%		9%		15%		10%		9%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
37

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$10.82		$10.54		$11.04		$10.57		$10.58
Income from investment operations:
Net investment income	0.36		0.38		0.36		0.37		0.39
Net realized and unrealized gain (loss)	(0.13)		0.28		(0.50)		0.47		(0.01)
Total from investment operations	0.23		0.66		(0.14)		0.84		0.38
Less distributions to shareholders:
Net investment income	(0.36)		(0.38)		(0.36)		(0.37)		(0.39)
Total distributions to shareholders	(0.36)		(0.38)		(0.36)		(0.37)		(0.39)
Proceeds from regulatory settlements	0.00	(a)	—		—		0.00	(a)	—
Net asset value, end of period	$10.69		$10.82		$10.54		$11.04		$10.57
Total return	2.20	%(b)	6.34%		(1.28%)		8.07%		3.69%
Ratios to average net assets(c)
Total gross expenses	0.67%		0.67%		0.66%		0.66%		0.66%
Total net expenses(d)	0.55	%(e)	0.55	%(e)	0.54	%(e)	0.54	%(e)	0.54	%(e)
Net investment income	3.39%		3.54%		3.33%		3.42%		3.74%
Supplemental data
Net assets, end of period (in thousands)	$1,846,198		$1,803,380		$1,889,934		$2,475,582		$2,226,049
Portfolio turnover	15%		9%		15%		10%		9%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
38

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia AMT-Free Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate,

Annual Report 2015
39

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital

Annual Report 2015
40

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2015 was 0.39% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2015 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as

Annual Report 2015
41

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended October 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class R5	0.05
Class T	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $380.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.65% of the average daily net assets attributable to Class B and Class C shares of the Fund, respectively.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, if the Fund declares dividends on a daily basis, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for Class T shares from falling below 0.00% on a daily basis. The effective shareholder services fee rate for the year ended October 31, 2015 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $142,829 for Class A, $5,609 for Class C and $86 for Class T shares for the year ended October 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2015 through February 29, 2016	Prior to March 1, 2015
Class A	0.79%	0.76%
Class B	1.44	1.41
Class C	1.44	1.41
Class R4	0.59	0.56
Class R5	0.49	0.47
Class T	0.74	0.71
Class Z	0.59	0.56

Annual Report 2015
42

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/
reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, the Fund's expense ratio is subject to a voluntary expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of 0.75% for Class A, 1.40% for Class B, 1.40% for Class C, 0.55% for Class R4, 0.45% for Class R5, 0.70% for Class T and 0.55% for Class Z. This arrangement may be revised or discontinued at any time.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, distributions, proceeds from regulatory settlements and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$481,027
Accumulated net realized loss	4,242
Paid-in capital	(485,269)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2015	2014
Ordinary income	$596,359	$215,911
Tax-exempt income	71,559,422	72,792,820
Total	72,155,781	73,008,731

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$8,050,485
Capital loss carryforwards	(9,618,022)
Net unrealized appreciation	152,737,225

At October 31, 2015, the cost of investments for federal income tax purposes was $1,982,902,298 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$155,721,740
Unrealized depreciation	(2,984,515)
Net unrealized appreciation	152,737,225

The following capital loss carryforwards, determined at October 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	832,773
2018	62,558
No expiration — short-term	8,722,691
Total	9,618,022

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Annual Report 2015
43

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

For the year ended October 31, 2015, $11,390,577 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $394,443,445 and $314,155,573, respectively, for the year ended October 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended October 31, 2015, the Fund recorded a receivable of $485,268 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against third parties relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan as lead of a syndicate of banks under the credit facility agreement. The credit facility agreement, as amended, permits collective borrowings up to $1 billion under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2015, one unaffiliated shareholder of record owned 79.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to

Annual Report 2015
44

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Municipal Securities Risk

Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state's (state and its instrumentalities') financial, economic or other condition and prospects.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange

Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
45

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia AMT-Free Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Intermediate Muni Bond Fund (the "Fund," a series of Columbia Funds Series Trust I) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 22, 2015

Annual Report 2015
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Exempt-Interest Dividends	99.17%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2015
47

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company);and Premier, Inc. (healthcare)

Annual Report 2015
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free Intermediate Muni Bond Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on March 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Agreements;

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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the fortieth, thirty-third and thirty-sixth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the second and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Annual Report 2015
54

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Annual Report 2015
55

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
56

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
57

Columbia AMT-Free Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN167_10_E01_(12/15)

ANNUAL REPORT

October 31, 2015

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $471 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of September 30, 2015. Source: Ameriprise Q3 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of September 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive, including:

■  Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook, showcasing the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack, featuring straightforward insight on current investment opportunities

■  White papers that delve deep into a variety of investment topics

■  Quarterly portfolio manager commentary and fund fact sheets

Update your subscriptions at any time by accessing the email subscription center.

Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  Twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  Youtube.com/CTInvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  Linkedin.com/company/Columbia-Threadneedle-Investments-US
Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	32
Federal Income Tax Information	33
Trustees and Officers	34
Board Consideration and Approval of Advisory Agreement	38
Important Information About This Report	43

Annual Report 2015

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the Fund) Class A shares returned 2.21% excluding sales charges for the 12-month period that ended October 31, 2015. Class Z shares of the Fund returned 2.38%.

■  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 2.64% for the same time period.

■  The Fund benefited from its overweight in hospital- and education-related bonds, but its underweight position in longer term bonds detracted.

Average Annual Total Returns (%) (for period ended October 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	12/09/02
Excluding sales charges		2.21	3.01	3.74
Including sales charges		-0.85	2.38	3.43
Class B	12/09/02
Excluding sales charges		1.36	2.22	2.96
Including sales charges		-1.61	2.22	2.96
Class C	12/09/02
Excluding sales charges		1.76	2.58	3.32
Including sales charges		0.76	2.58	3.32
Class R4*	03/19/13	2.38	3.26	4.00
Class T	06/26/00
Excluding sales charges		2.22	3.11	3.84
Including sales charges		-2.64	2.10	3.34
Class Z	06/14/93	2.38	3.26	4.00
Barclays 3-15 Year Blend Municipal Bond Index		2.64	3.91	4.70

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 3.25% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2005 – October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

The Fund's Class A shares returned 2.21% excluding sales charges during the 12-month period that ended October 31, 2015. Class Z shares of the Fund returned 2.38%. By comparison, the Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index — which is national in scope — returned 2.64% during the same time period. The Fund benefited from its overweight in hospital- and education-related bonds, but its underweight position in longer term bonds detracted.

Market Overview

As the return of the benchmark would indicate, intermediate-term municipal bonds generated muted returns during the past 12 months. After a small rally in the first three months of the period, yields subsequently rose (as prices fell) in tandem with U.S. Treasuries through the first half of 2015. During this time, the municipal market was pressured by the impact that heavy new-issue supply had on prices. Refunding activity accounted for a large portion of the elevated supply, as issuers capitalized on the environment of low interest rates to refund higher rated debt. The supply-and-demand equation improved in June, however, leading to a better tone in the market. Further, weaker economic data indicated that the U.S. Federal Reserve (Fed) could delay its first interest-rate increase, fueling a rally in both Treasuries and municipal bonds.

Massachusetts' Municipal Bond Market Outperformed

Massachusetts municipal bonds delivered a positive return and outpaced the broader national market during the 12-month period. The Commonwealth's economy continued to demonstrate signs of an expansion, highlighted by increasing exports and an unemployment rate below the national average. While the housing market slowed somewhat during the second half of the period, it nonetheless remained robust overall and continued to be a source of both employment growth and consumer spending. The rising stock market also contributed to rising household wealth in Massachusetts, although this could prove to be a double-edged sword if stocks experience continued volatility. Overall, however, these factors — together with the Commonwealth's strong management and diverse economic base — have contributed to a healthy credit profile and stable debt outlook for Massachusetts. At a time in which other large states have been pressured by concerns about unfunded pension obligations, the general strength of the Commonwealth's economy and financial position have provided a firm underpinning to its municipal bond market.

Contributors and Detractors

The Fund benefited from its overweight in hospital- and education-related bonds, both of which outpaced the broader market during the period. Issuers in these sectors largely fall into the lower investment-grade rating tiers of A and BBB, which delivered strong relative performance as yield spreads tightened. We believe that the Massachusetts market offers an abundance of opportunities to invest in the hospital and education sectors, both of which we consider attractive.

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Quality Breakdown (%) (at October 31, 2015)
AAA rating	5.8
AA rating	49.2
A rating	27.7
BBB rating	13.8
BB rating	0.8
Not rated	2.7
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015
5

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Funds income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

Additionally, the fund benefitted from having virtually no exposure to bonds with maturities between zero and two years. With short-term yields at such low levels, this portion of the market offered very little income to investors. We continued to minimize exposure to the shortest maturities by reinvesting in areas that offer higher income and better total return potential.

The Fund's underweight in the longer term portion of the intermediate maturity segment detracted from performance. The 12- to 17-year segment was the best performing maturity range during the period, and the Fund had a meaningful underweight in this area.

Fund Positioning

We targeted a neutral duration positioning relative to the benchmark and placed an emphasis on the lower rated segment of the investment-grade market, which offered additional income versus the market as a whole. On average, our purchases during the period were in the 15-year maturity range with a quality rating of A1.

While we don't currently expect that the pace of yield spread tightening that has occurred in the past two years will continue, we also believe that spreads will not widen dramatically. We also anticipate that any Fed rate increases should be very gradual, which should limit the impact on the municipal bond market.

At this time, we continue to look for opportunities to reinvest the Fund's shortest maturity exposure into A and BBB rated issues for the additional income that they provide. The Fund's duration — or interest-rate sensitivity — is roughly neutral at this time relative to its benchmark, and we currently expect to maintain this profile for the time being. We anticipate that our purchases will favor the 12- to 17-year range as we look to move from an underweight to a neutral weighting in this area.

In managing the Fund, we continue to emphasize bottom-up, issue-by-issue credit research and maintaining a competitive dividend yield for shareholders. As always, we analyze what effects new purchases have on the portfolio, while seeking to manage capital gains in order to minimize tax consequences.

Annual Report 2015
6

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2015 – October 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.00	1,021.01	4.09	4.10	0.81
Class B	1,000.00	1,000.00	1,009.20	1,017.25	7.86	7.89	1.56
Class C	1,000.00	1,000.00	1,010.70	1,018.75	6.35	6.38	1.26
Class R4	1,000.00	1,000.00	1,014.20	1,022.26	2.83	2.84	0.56
Class T	1,000.00	1,000.00	1,013.50	1,021.51	3.58	3.60	0.71
Class Z	1,000.00	1,000.00	1,014.20	1,022.26	2.83	2.84	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.4%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 2.2%
Massachusetts Port Authority Refunding Revenue Bonds Passenger Facility Charge Series 2007D (AGM) 07/01/17	5.000%	3,000,000	3,217,860
Series 2014C 07/01/31	5.000%	1,900,000	2,210,175
Revenue Bonds Series 2015A 07/01/26	5.000%	600,000	731,292
07/01/27	5.000%	300,000	362,055
Total			6,521,382
ASSISTED LIVING 0.6%
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage-VOA Concord Series 2007 11/01/17	5.000%	190,000	194,321
11/01/27	5.125%	1,500,000	1,506,510
Total			1,700,831
HIGHER EDUCATION 16.8%
Massachusetts Development Finance Agency Refunding Revenue Bonds Babson College Series 2015A 10/01/25	5.000%	600,000	732,522
10/01/26	5.000%	200,000	241,338
Simmons College Series 2015K-1 10/01/26	5.000%	3,005,000	3,481,623
10/01/28	5.000%	1,100,000	1,250,084
Tufts University Series 2015Q 08/15/30	5.000%	1,000,000	1,173,200
Revenue Bonds Boston College Series 2007P 07/01/20	5.000%	3,260,000	3,497,524
Brandeis University Series 2010O-2 10/01/24	5.000%	5,000,000	5,686,950
Massachusetts College-Pharmacy & Allied Health Series 2013 07/01/25	5.000%	675,000	796,999
Merrimack College Series 2012A 07/01/27	5.000%	1,075,000	1,149,659
Mount Holyoke College Series 2008 07/01/23	5.000%	1,285,000	1,414,374

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Simmons College Series 2013J 10/01/24	5.250%	500,000	574,865
10/01/25	5.500%	450,000	524,713
Wheelock College Series 2007C 10/01/17	5.000%	510,000	536,653
Worcester Polytechnic Institute Series 2007 (NPFGC) 09/01/22	5.000%	1,710,000	1,831,786
Massachusetts Health & Educational Facilities Authority Revenue Bonds Berklee College of Music Series 2007A 10/01/32	5.000%	2,440,000	2,611,776
Boston College Series 2008M-1 06/01/24	5.500%	3,000,000	3,753,780
Massachusetts Institute of Technology Series 2002K 07/01/17	5.375%	2,275,000	2,461,527
07/01/22	5.500%	1,000,000	1,254,420
Series 2004M 07/01/19	5.250%	610,000	705,319
Northeastern University Series 2008T-1 10/01/28	5.000%	1,750,000	2,002,752
Series 2008T-2 10/01/29	5.000%	4,045,000	4,593,017
Suffolk University Series 2009A 07/01/24	6.000%	2,100,000	2,409,183
Tufts University Series 2002J
08/15/16	5.500%	1,500,000	1,561,440
Series 2008 08/15/17	5.000%	1,145,000	1,234,539
Massachusetts State College Building Authority Revenue Bonds Series 2012A 05/01/29	5.000%	3,000,000	3,455,340
Total			48,935,383
HOSPITAL 11.4%
Massachusetts Development Finance Agency Refunding Revenue Bonds Caregroup Series 2015H-1 07/01/30	5.000%	1,170,000	1,320,029
Lahey Clinic Obligation Series 2015F 08/15/31	5.000%	3,000,000	3,420,930
Partners Healthcare System Series 2015 07/01/32	5.000%	2,795,000	3,223,026

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Baystate Medical Center Series 2014N 07/01/28	5.000%	1,000,000	1,143,020
07/01/34	5.000%	1,500,000	1,674,060
Berkshire Health System Series 2012G 10/01/26	5.000%	1,200,000	1,335,444
Children's Hospital Series 2014P 10/01/31	5.000%	1,200,000	1,387,584
Milford Regional Medical Center Series 2014F 07/15/26	5.000%	315,000	336,716
Southcoast Health System Obligation Group Series 2013 07/01/27	5.000%	1,050,000	1,202,177
UMASS Memorial Health Care Obligation Series 2011H 07/01/26	5.125%	2,000,000	2,205,740
Unrefunded Revenue Bonds Boston Medical Center Series 2012 07/01/27	5.250%	1,850,000	2,074,905
Massachusetts Health & Educational Facilities Authority Revenue Bonds Caregroup, Inc. Series 1998B-2 (NPFGC) 02/01/27	5.375%	1,585,000	1,748,477
Series 2004D (NPFGC) 07/01/22	5.250%	1,000,000	1,100,830
Milford Regional Medical Center Series 2007E 07/15/17	5.000%	1,050,000	1,104,432
07/15/22	5.000%	1,500,000	1,561,020
Partners Healthcare Series 2010J-2 07/01/22	5.000%	5,000,000	5,633,650
Partners Healthcare System Series 2007G 07/01/18	5.000%	2,575,000	2,762,614
Total			33,234,654
HUMAN SERVICE PROVIDER 0.5%
Massachusetts Development Finance Agency Revenue Bonds Evergreen Center, Inc. Series 2005 01/01/20	5.500%	1,355,000	1,357,859
JOINT POWER AUTHORITY 4.4%
Berkshire Wind Power Cooperative Corp. Revenue Bonds Series 2010-1 07/01/24	5.250%	3,785,000	4,341,660
07/01/25	5.000%	2,000,000	2,267,980

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Clean Energy Cooperative Corp. Revenue Bonds Municipal Lighting Plant Cooperative Series 2013 07/01/27	5.000%	2,720,000	3,180,469
Massachusetts Municipal Wholesale Electric Co. Revenue Bonds Project No. 6 Series 2011 07/01/19	5.000%	2,760,000	3,148,166
Total			12,938,275
LOCAL GENERAL OBLIGATION 1.4%
City of Fall River Limited General Obligation Refunding Bonds State Qualified Series 2012 03/01/21	4.000%	335,000	377,716
City of Springfield Unrefunded Limited General Obligation Bonds State Qualified Series 2007 (AGM) 08/01/21	4.500%	1,695,000	1,771,851
Town of Braintree Limited General Obligation Refunding Bonds Series 2015 05/15/27	5.000%	1,000,000	1,243,380
05/15/28	5.000%	600,000	744,834
Total			4,137,781
MUNICIPAL POWER 0.3%
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(a) 10/01/24	5.000%	630,000	747,974
OTHER BOND ISSUE 3.9%
Boston Housing Authority Revenue Bonds Capital Fund Program Series 2008 (AGM) 04/01/20	5.000%	2,135,000	2,337,334
04/01/23	5.000%	1,865,000	2,039,862
04/01/24	5.000%	3,260,000	3,562,365
Martha's Vineyard Land Bank Refunding Revenue Bonds Green Bonds Series 2014 05/01/29	5.000%	1,000,000	1,154,210
05/01/31	5.000%	1,000,000	1,144,880

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Development Finance Agency Revenue Bonds Broad Institute Series 2011A 04/01/23	5.250%	1,000,000	1,186,320
Total			11,424,971
POOL / BOND BANK 3.0%
Massachusetts Clean Water Trust (The) Refunding Revenue Bonds Pool Program Series 2006 08/01/20	5.250%	3,000,000	3,567,750
Revenue Bonds Pool Program Series 2005-11 08/01/19	5.250%	4,465,000	5,175,560
Total			8,743,310
PREP SCHOOL 2.4%
Massachusetts Development Finance Agency Refunding Revenue Bonds Dexter Southfield Series 2015 05/01/30	5.000%	1,035,000	1,155,153
International Charter School Series 2015 04/15/25	5.000%	500,000	563,805
04/15/33	5.000%	1,335,000	1,425,046
Revenue Bonds Foxborough Regional Charter School Series 2010A 07/01/30	6.375%	2,845,000	3,136,385
Park School Series 2012 09/01/20	5.000%	150,000	172,430
09/01/21	5.000%	330,000	383,608
Total			6,836,427
REFUNDED / ESCROWED 15.7%
Massachusetts Development Finance Agency Prerefunded 01/01/17 Revenue Bonds Emerson College Series 2006A 01/01/21	5.000%	2,500,000	2,634,925
01/01/23	5.000%	1,000,000	1,053,970
Prerefunded 07/01/22 Revenue Bonds Boston Medical Center Series 2012 07/01/27	5.250%	1,845,000	2,253,741
Revenue Bonds Noble & Greenough School Series 2011 Escrowed to Maturity 04/01/21	4.000%	1,500,000	1,705,410

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Development Finance Agency(b) Prerefunded 05/01/19 Revenue Bonds Dominion Energy Brayton 1 Series 2009 12/01/42	5.750%	3,460,000	4,027,855
Prerefunded 09/01/16 Revenue Bonds Dominion Energy Brayton Series 2010A 12/01/41	2.250%	2,260,000	2,294,849
Massachusetts Health & Educational Facilities Authority Prerefunded 07/01/18 Revenue Bonds Caregroup, Inc. Series 2008E-2 07/01/19	5.375%	4,675,000	5,233,429
Revenue Bonds Simmons College Series 2009I Escrowed to Maturity 10/01/18	6.750%	805,000	940,127
Unrefunded Revenue Bonds Simmons College Series 2009I Escrowed to Maturity 10/01/18	6.750%	560,000	654,002
Massachusetts School Building Authority Prerefunded 08/15/17 Revenue Bonds Series 2007A (AMBAC) 08/15/18	5.000%	5,000,000	5,403,200
Massachusetts State College Building Authority Revenue Bonds Capital Appreciation Senior Series 1999A Escrowed to Maturity (NPFGC)(c) 05/01/28	0.000%	4,000,000	2,898,360
Massachusetts Water Pollution Abatement Trust (The) Prerefunded 08/01/19 Revenue Bonds State Revolving Fund Series 2009-14 08/01/24	5.000%	3,100,000	3,540,324
Massachusetts Water Resources Authority Revenue Bonds General Series 2005A Escrowed to Maturity 08/01/17	5.250%	1,590,000	1,720,937
Series 2005A Escrowed to Maturity (NPFGC) 08/01/17	5.250%	2,440,000	2,640,934
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2005BB Escrowed to Maturity (AGM)(a) 07/01/22	5.250%	1,075,000	1,313,156
University of Massachusetts Building Authority Prerefunded 05/01/18 Revenue Bonds Senior Series 2008-2 (AGM) 05/01/21	5.000%	1,510,000	1,667,251

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 05/01/19 Revenue Bonds Senior Series 2009-1 05/01/23	5.000%	5,000,000	5,695,450
Total			45,677,920
RETIREMENT COMMUNITIES 0.6%
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage-Berkshire Retirement Community Series 2015 07/01/31	5.000%	750,000	836,362
Revenue Bonds 1st Mortgage-Orchard Cove Series 2007 10/01/17	5.000%	445,000	462,738
10/01/18	5.000%	515,000	533,473
Total			1,832,573
SPECIAL NON PROPERTY TAX 8.2%
Commonwealth of Massachusetts Revenue Bonds Series 2004 (NPFGC) 01/01/19	5.250%	750,000	848,430
Massachusetts Bay Transportation Authority Revenue Bonds Senior Series 2003A 07/01/17	5.250%	1,000,000	1,079,210
07/01/19	5.250%	625,000	722,419
Senior Series 2004C 07/01/18	5.250%	1,000,000	1,120,960
Senior Series 2005B (NPFGC) 07/01/23	5.500%	2,890,000	3,644,579
Senior Series 2006A 07/01/22	5.250%	3,500,000	4,290,160
Senior Series 2008B 07/01/23	5.000%	910,000	1,112,275
Massachusetts School Building Authority Revenue Bonds Senior Series 2011B 10/15/27	5.000%	4,000,000	4,677,600
Territory of Guam Revenue Bonds Series 2011A(a) 01/01/31	5.000%	950,000	1,042,216
Virgin Islands Public Finance Authority(a) Refunding Revenue Bonds Gross Receipts Taxes Loan Series 2012A 10/01/22	4.000%	2,000,000	2,131,440
Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A 10/01/25	5.000%	2,755,000	3,074,607
Total			23,743,896
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
SPECIAL PROPERTY TAX 1.6%
Metropolitan Boston Transit Parking Corp. Revenue Bonds Series 2011 07/01/25	5.000%	3,210,000	3,749,954
07/01/27	5.000%	775,000	893,188
Total			4,643,142
STATE APPROPRIATED 0.9%
Massachusetts Development Finance Agency Revenue Bonds Visual & Performing Arts Project Series 2000 08/01/17	6.000%	540,000	588,600
08/01/21	6.000%	1,750,000	2,024,522
Total			2,613,122
STATE GENERAL OBLIGATION 14.4%
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2002D (AMBAC/TCRS/BNY) 08/01/18	5.500%	3,500,000	3,949,330
Limited General Obligation Refunding Bonds Series 2003D 10/01/17	5.500%	5,000,000	5,468,350
Series 2003D (AMBAC) 10/01/19	5.500%	5,000,000	5,857,350
Series 2003D (NPFGC) 10/01/20	5.500%	2,500,000	3,008,700
Series 2004B 08/01/20	5.250%	3,000,000	3,558,330
Series 2006B (AGM) 09/01/22	5.250%	4,000,000	4,916,520
Unlimited General Obligation Refunding Bonds Series 2003D (AGM) 10/01/19	5.500%	3,500,000	4,100,145
Series 2004C (AMBAC) 12/01/24	5.500%	5,000,000	6,422,050
Series 2004C (NPFGC) 12/01/19	5.500%	3,795,000	4,466,677
Total			41,747,452
STUDENT LOAN 2.6%
Massachusetts Educational Financing Authority Revenue Bonds Issue I Series 2010A 01/01/22	5.500%	4,625,000	5,233,650
Series 2009I 01/01/18	5.125%	2,095,000	2,218,144
Total			7,451,794

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
TURNPIKE / BRIDGE / TOLL ROAD 1.8%
Massachusetts Department of Transportation Revenue Bonds Senior Series 2010B 01/01/22	5.000%	2,180,000	2,465,515
01/01/32	5.000%	2,400,000	2,690,664
Total			5,156,179
WATER & SEWER 5.7%
Massachusetts Water Resources Authority Refunding Revenue Bonds General Series 2007B (AGM/TCRS) 08/01/23	5.250%	5,500,000	6,853,330
Series 2012B 08/01/28	5.000%	5,000,000	5,821,000
Revenue Bonds General Series 2002J (AGM/TCRS) 08/01/18	5.250%	1,000,000	1,123,870
Unrefunded Revenue Bonds General Series 2005A (NPFGC) 08/01/17	5.250%	1,970,000	2,132,820

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Springfield Water & Sewer Commission Refunding Revenue Bonds General Series 2012C 07/15/26	5.000%	365,000	437,657
Series 2014C 07/15/24	5.000%	260,000	317,793
Total			16,686,470
Total Municipal Bonds (Cost: $263,296,017)			286,131,395

Money Market Funds 0.4%

	Shares	Value
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.000%(d)	1,027,317	1,027,317
Total Money Market Funds (Cost: $1,027,317)		1,027,317
Total Investments (Cost: $264,323,334)		287,158,712
Other Assets & Liabilities, Net		3,498,458
Net Assets		290,657,170

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2015, the value of these securities amounted to $8,309,393 or 2.86% of net assets.

(b)  Variable rate security.

(c)  Zero coupon bond.

(d)  The rate shown is the seven-day current annualized yield at October 31, 2015.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BNY  Bank of New York

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	286,131,395	—	286,131,395
Money Market Funds	1,027,317	—	—	1,027,317
Total Investments	1,027,317	286,131,395	—	287,158,712

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

Assets
Investments, at value
(identified cost $264,323,334)	$287,158,712
Cash	895,514
Receivable for:
Investments sold	133,250
Capital shares sold	192,278
Interest	3,284,152
Expense reimbursement due from Investment Manager	1,162
Prepaid expenses	2,273
Trustees' deferred compensation plan	42,693
Total assets	291,710,034
Liabilities
Payable for:
Capital shares purchased	171,490
Dividend distributions to shareholders	757,847
Investment management fees	3,185
Distribution and/or service fees	428
Transfer agent fees	45,496
Administration fees	552
Chief compliance officer expenses	11
Other expenses	31,162
Trustees' deferred compensation plan	42,693
Total liabilities	1,052,864
Net assets applicable to outstanding capital stock	$290,657,170
Represented by
Paid-in capital	$267,863,410
Excess of distributions over net investment income	(46,824)
Accumulated net realized gain	5,206
Unrealized appreciation (depreciation) on:
Investments	22,835,378
Total — representing net assets applicable to outstanding capital stock	$290,657,170

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2015

Class A
Net assets	$23,582,790
Shares outstanding	2,158,039
Net asset value per share	$10.93
Maximum offering price per share(a)	$11.27
Class B
Net assets	$10,354
Shares outstanding	947
Net asset value per share	$10.93
Class C
Net assets	$9,790,098
Shares outstanding	895,898
Net asset value per share	$10.93
Class R4
Net assets	$2,959,133
Shares outstanding	270,943
Net asset value per share	$10.92
Class T
Net assets	$19,185,452
Shares outstanding	1,755,427
Net asset value per share	$10.93
Maximum offering price per share(a)	$11.48
Class Z
Net assets	$235,129,343
Shares outstanding	21,514,098
Net asset value per share	$10.93

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Net investment income
Income:
Dividends	$63
Interest	10,945,663
Total income	10,945,726
Expenses:
Investment management fees	1,171,729
Distribution and/or service fees
Class A	57,855
Class B	102
Class C	98,619
Class T	30,577
Transfer agent fees
Class A	47,159
Class B	19
Class C	20,096
Class R4	3,004
Class T	41,552
Class Z	485,158
Administration fees	202,872
Compensation of board members	21,234
Custodian fees	2,993
Printing and postage fees	21,719
Registration fees	40,171
Audit fees	24,780
Legal fees	9,535
Chief compliance officer expenses	142
Other	10,698
Total expenses	2,290,014
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(462,338)
Fees waived by Distributor — Class C	(29,586)
Expense reductions	(100)
Total net expenses	1,797,990
Net investment income	9,147,736
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	359,973
Net realized gain	359,973
Net change in unrealized appreciation (depreciation) on:
Investments	(2,720,724)
Net change in unrealized depreciation	(2,720,724)
Net realized and unrealized loss	(2,360,751)
Net increase in net assets resulting from operations	$6,786,985

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations
Net investment income	$9,147,736	$9,598,470
Net realized gain	359,973	566,030
Net change in unrealized appreciation (depreciation)	(2,720,724)	4,143,941
Net increase in net assets resulting from operations	6,786,985	14,308,441
Distributions to shareholders
Net investment income
Class A	(679,007)	(669,698)
Class B	(223)	(137)
Class C	(244,630)	(277,794)
Class R4	(47,460)	(2,911)
Class T	(618,238)	(674,951)
Class Z	(7,577,902)	(7,967,121)
Total distributions to shareholders	(9,167,460)	(9,592,612)
Decrease in net assets from capital stock activity	(1,648,708)	(27,789,400)
Total decrease in net assets	(4,029,183)	(23,073,571)
Net assets at beginning of year	294,686,353	317,759,924
Net assets at end of year	$290,657,170	$294,686,353
Excess of distributions over net investment income	$(46,824)	$(27,044)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	599,449	6,563,649	572,875	6,239,883
Distributions reinvested	54,234	594,178	53,081	579,080
Redemptions	(541,920)	(5,935,942)	(950,488)	(10,302,589)
Net increase (decrease)	111,763	1,221,885	(324,532)	(3,483,626)
Class B shares
Subscriptions	—	—	915	10,000
Distributions reinvested	20	223	12	137
Redemptions(a)	—	—	(135)	(1,477)
Net increase	20	223	792	8,660
Class C shares
Subscriptions	142,280	1,558,018	130,319	1,417,391
Distributions reinvested	17,823	195,236	18,223	198,761
Redemptions	(205,319)	(2,254,222)	(244,790)	(2,666,471)
Net decrease	(45,216)	(500,968)	(96,248)	(1,050,319)
Class R4 shares
Subscriptions	261,830	2,872,236	5,289	57,600
Distributions reinvested	4,322	47,139	245	2,681
Redemptions	(6,310)	(68,718)	(9)	(96)
Net increase	259,842	2,850,657	5,525	60,185
Class T shares
Subscriptions	53,564	587,259	24,513	267,348
Distributions reinvested	27,475	301,101	29,674	323,741
Redemptions	(263,126)	(2,872,891)	(250,388)	(2,718,871)
Net decrease	(182,087)	(1,984,531)	(196,201)	(2,127,782)
Class Z shares
Subscriptions	2,555,539	28,006,665	1,718,530	18,733,438
Distributions reinvested	30,945	339,149	27,321	298,216
Redemptions	(2,885,574)	(31,581,788)	(3,697,484)	(40,228,172)
Net decrease	(299,090)	(3,235,974)	(1,951,633)	(21,196,518)
Total net decrease	(154,768)	(1,648,708)	(2,562,297)	(27,789,400)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$11.01		$10.84		$11.34		$10.95		$10.95
Income from investment operations:
Net investment income	0.32		0.33		0.32		0.32		0.34
Net realized and unrealized gain (loss)	(0.08)		0.17		(0.50)		0.41		0.00	(a)
Total from investment operations	0.24		0.50		(0.18)		0.73		0.34
Less distributions to shareholders:
Net investment income	(0.32)		(0.33)		(0.31)		(0.33)		(0.34)
Net realized gains	—		—		(0.01)		(0.01)		(0.00	)(a)
Total distributions to shareholders	(0.32)		(0.33)		(0.32)		(0.34)		(0.34)
Net asset value, end of period	$10.93		$11.01		$10.84		$11.34		$10.95
Total return	2.21%		4.65%		(1.58%)		6.69%		3.24%
Ratios to average net assets(b)
Total gross expenses	0.97%		0.96%		0.95%		0.98%		0.99%
Total net expenses(c)	0.81	%(d)	0.81	%(d)	0.79	%(d)	0.75	%(d)	0.77	%(d)
Net investment income	2.93%		2.99%		2.86%		2.88%		3.16%
Supplemental data
Net assets, end of period (in thousands)	$23,583		$22,540		$25,699		$32,398		$29,849
Portfolio turnover	8%		3%		7%		11%		10%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$11.02		$10.84		$11.34		$10.95		$10.95
Income from investment operations:
Net investment income	0.24		0.24		0.23		0.24		0.26
Net realized and unrealized gain (loss)	(0.09)		0.18		(0.50)		0.40		0.00	(a)
Total from investment operations	0.15		0.42		(0.27)		0.64		0.26
Less distributions to shareholders:
Net investment income	(0.24)		(0.24)		(0.22)		(0.24)		(0.26)
Net realized gains	—		—		(0.01)		(0.01)		(0.00	)(a)
Total distributions to shareholders	(0.24)		(0.24)		(0.23)		(0.25)		(0.26)
Net asset value, end of period	$10.93		$11.02		$10.84		$11.34		$10.95
Total return	1.36%		3.96%		(2.37%)		5.89%		2.48%
Ratios to average net assets(b)
Total gross expenses	1.68%		1.71%		1.70%		1.83%		1.79%
Total net expenses(c)	1.56	%(d)	1.56	%(d)	1.53	%(d)	1.50	%(d)	1.53	%(d)
Net investment income	2.17%		2.19%		2.07%		2.13%		2.44%
Supplemental data
Net assets, end of period (in thousands)	$10		$10		$1		$99		$145
Portfolio turnover	8%		3%		7%		11%		10%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$11.01		$10.84		$11.34		$10.95		$10.95
Income from investment operations:
Net investment income	0.27		0.28		0.27		0.28		0.30
Net realized and unrealized gain (loss)	(0.08)		0.17		(0.49)		0.40		0.00	(a)
Total from investment operations	0.19		0.45		(0.22)		0.68		0.30
Less distributions to shareholders:
Net investment income	(0.27)		(0.28)		(0.27)		(0.28)		(0.30)
Net realized gains	—		—		(0.01)		(0.01)		(0.00	)(a)
Total distributions to shareholders	(0.27)		(0.28)		(0.28)		(0.29)		(0.30)
Net asset value, end of period	$10.93		$11.01		$10.84		$11.34		$10.95
Total return	1.76%		4.20%		(1.97%)		6.27%		2.83%
Ratios to average net assets(b)
Total gross expenses	1.72%		1.71%		1.70%		1.73%		1.74%
Total net expenses(c)	1.26	%(d)	1.24	%(d)	1.19	%(d)	1.15	%(d)	1.17	%(d)
Net investment income	2.48%		2.56%		2.46%		2.48%		2.75%
Supplemental data
Net assets, end of period (in thousands)	$9,790		$10,366		$11,244		$11,970		$9,931
Portfolio turnover	8%		3%		7%		11%		10%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$11.01		$10.83		$11.19
Income from investment operations:
Net investment income	0.35		0.35		0.21
Net realized and unrealized gain (loss)	(0.09)		0.18		(0.36)
Total from investment operations	0.26		0.53		(0.15)
Less distributions to shareholders:
Net investment income	(0.35)		(0.35)		(0.21)
Total distributions to shareholders	(0.35)		(0.35)		(0.21)
Net asset value, end of period	$10.92		$11.01		$10.83
Total return	2.38%		5.01%		(1.32%)
Ratios to average net assets(b)
Total gross expenses	0.72%		0.71%		0.68	%(c)
Total net expenses(d)	0.56	%(e)	0.56	%(e)	0.56	%(c)(e)
Net investment income	3.19%		3.26%		3.19	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,959		$122		$60
Portfolio turnover	8%		3%		7%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class T	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$11.02		$10.84		$11.34		$10.95		$10.95
Income from investment operations:
Net investment income	0.33		0.34		0.33		0.34		0.35
Net realized and unrealized gain (loss)	(0.09)		0.18		(0.50)		0.40		0.00	(a)
Total from investment operations	0.24		0.52		(0.17)		0.74		0.35
Less distributions to shareholders:
Net investment income	(0.33)		(0.34)		(0.32)		(0.34)		(0.35)
Net realized gains	—		—		(0.01)		(0.01)		(0.00	)(a)
Total distributions to shareholders	(0.33)		(0.34)		(0.33)		(0.35)		(0.35)
Net asset value, end of period	$10.93		$11.02		$10.84		$11.34		$10.95
Total return	2.22%		4.85%		(1.48%)		6.80%		3.34%
Ratios to average net assets(b)
Total gross expenses	0.87%		0.86%		0.85%		0.88%		0.89%
Total net expenses(c)	0.71	%(d)	0.71	%(d)	0.69	%(d)	0.65	%(d)	0.67	%(d)
Net investment income	3.03%		3.10%		2.96%		2.98%		3.25%
Supplemental data
Net assets, end of period (in thousands)	$19,185		$21,345		$23,131		$30,008		$34,952
Portfolio turnover	8%		3%		7%		11%		10%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$11.02		$10.84		$11.34		$10.95		$10.95
Income from investment operations:
Net investment income	0.35		0.35		0.34		0.35		0.37
Net realized and unrealized gain (loss)	(0.09)		0.18		(0.49)		0.40		0.00	(a)
Total from investment operations	0.26		0.53		(0.15)		0.75		0.37
Less distributions to shareholders:
Net investment income	(0.35)		(0.35)		(0.34)		(0.35)		(0.37)
Net realized gains	—		—		(0.01)		(0.01)		(0.00	)(a)
Total distributions to shareholders	(0.35)		(0.35)		(0.35)		(0.36)		(0.37)
Net asset value, end of period	$10.93		$11.02		$10.84		$11.34		$10.95
Total return	2.38%		5.00%		(1.33%)		6.96%		3.49%
Ratios to average net assets(b)
Total gross expenses	0.72%		0.71%		0.70%		0.73%		0.74%
Total net expenses(c)	0.56	%(d)	0.56	%(d)	0.54	%(d)	0.50	%(d)	0.52	%(d)
Net investment income	3.18%		3.24%		3.10%		3.13%		3.40%
Supplemental data
Net assets, end of period (in thousands)	$235,129		$240,304		$257,624		$305,220		$284,128
Portfolio turnover	8%		3%		7%		11%		10%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are

Annual Report 2015
25

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and

Annual Report 2015
26

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2015 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2015 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.18
Class C	0.20
Class R4	0.20
Class T	0.20
Class Z	0.20

Annual Report 2015
27

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $100.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, if the Fund declares dividends on a daily basis, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for Class T shares from falling below 0.00% on a daily basis. The effective shareholder services fee rate for the year ended October 31, 2015 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,791 for Class A shares for the year ended October 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through February 29, 2016
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class T	0.71
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with

Annual Report 2015
28

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, Trustees' deferred compensation, distributions and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(56)
Accumulated net realized gain	56

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2015	2014
Ordinary income	$8,291	$6,544
Tax-exempt income	9,159,169	9,586,068
Total	$9,167,460	$9,592,612

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	732,331
Undistributed long-term capital gains	5,205
Net unrealized appreciation	22,856,764

At October 31, 2015, the cost of investments for federal income tax purposes was $264,301,948 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$22,964,697
Unrealized depreciation	(107,933)
Net unrealized appreciation	$22,856,764

For the year ended October 31, 2015, $354,824 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $24,117,353 and $23,884,352, respectively, for the year ended October 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million

Annual Report 2015
29

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

under the same terms and interest rates as described above.

Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan as lead of a syndicate of banks under the credit facility agreement. The credit facility agreement, as amended, permits collective borrowings up to $1 billion under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At October 31, 2015, one unaffiliated shareholder of record owned 80.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 6 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2015
30

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
31

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the "Fund," a series of Columbia Funds Series Trust I) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 22, 2015

Annual Report 2015
32

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Capital Gain Dividend	$5,465
Exempt-Interest Dividends	99.91%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2015
33

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company);and Premier, Inc. (healthcare)

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COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

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COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
37

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on March 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Agreements;

Annual Report 2015
38

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
39

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Advisory Agreement and approval of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the thirty-third, fifty-second and forty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are both ranked in the second quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services

Annual Report 2015
40

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits

Annual Report 2015
41

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
42

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
43

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN191_10_E01_(12/15)

ANNUAL REPORT

October 31, 2015

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $471 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of September 30, 2015. Source: Ameriprise Q3 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of September 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive, including:

■  Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook, showcasing the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack, featuring straightforward insight on current investment opportunities

■  White papers that delve deep into a variety of investment topics

■  Quarterly portfolio manager commentary and fund fact sheets

Update your subscriptions at any time by accessing the email subscription center.

Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  Twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  Youtube.com/CTInvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  Linkedin.com/company/Columbia-Threadneedle-Investments-US
Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	20
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	37
Federal Income Tax Information	38
Trustees and Officers	39
Board Consideration and Approval of Advisory Agreement	43
Important Information About This Report	47

Annual Report 2015

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia California Tax-Exempt Fund (the Fund) Class A shares returned 3.16% excluding sales charges for the 12-month period that ended October 31, 2015. Class Z shares of the Fund returned 3.42% during the same time period.

■  By comparison, the Fund's benchmark, the Barclays California Municipal Bond Index, returned 3.03% and the broad municipal bond market, as represented by the Barclays Municipal Bond Index, returned 2.87% for the same 12-month period.

■  Effective duration and credit quality positioning more than offset mixed results from sector allocation and security selection.

Average Annual Total Returns (%) (for period ended October 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	06/16/86
Excluding sales charges		3.16	5.47	5.11
Including sales charges		0.03	4.82	4.79
Class B	08/04/92
Excluding sales charges		2.39	4.68	4.32
Including sales charges		-2.55	4.34	4.32
Class C	08/01/97
Excluding sales charges		2.70	4.99	4.63
Including sales charges		1.71	4.99	4.63
Class R4*	03/19/13	3.42	5.60	5.17
Class Z	09/19/05	3.42	5.72	5.36
Barclays California Municipal Bond Index		3.03	5.01	5.00
Barclays Municipal Bond Index		2.87	4.28	4.74

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 4.75% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays California Municipal Bond Index is a subset of the Barclays Municipal Bond Index consisting solely of bonds issued by obligors located in the state of California.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2005 – October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended October 31, 2015, the Fund's Class A shares returned 3.16% excluding sales charges. Class Z shares of the Fund returned 3.42% for the same time period. By comparison, the Fund's benchmark, the Barclays California Municipal Bond Index, returned 3.03% and the broad municipal bond market, as represented by the Barclays Municipal Bond Index, returned 2.87% for the same 12-month period. Effective duration and credit quality positioning more than offset mixed results from sector allocation and security selection.

Tax-Exempt Bond Market Posted Gains Despite Rate Volatility

The tax-exempt fixed-income market posted solid gains during the 12-month period ended October 31, 2015, outperforming U.S. Treasuries. While there was rate volatility early in the period, the Barclays Municipal Bond Index enjoyed its fourth consecutive month of positive total returns in October 2015. Indeed, rates fell in October 2015 across the yield curve, or spectrum of maturities, as the September 2015 delay in Federal Reserve (Fed) action pushed the likelihood of a rate hike into late 2015 or early 2016. For the period as a whole, however, yields across the spectrum of maturities shifted only modestly such that the municipal bond yield curve remained virtually unchanged on a year-over-year basis. Due to the income component of total return, longer term municipal bonds outpaced shorter term municipal bonds during the period. Lower quality, high-yielding municipal bonds generally outperformed their higher quality, lower yielding counterparts.

Underlying municipal bond market fundamentals improved during the period, as the gradually growing economy drove sales, property and income tax revenues higher, while state and local government spending remained restrained. Select negative credit stories made headlines, including the state of Illinois' pension and budgetary turmoil, Puerto Rico's multi-notch downgrade, Detroit's Chapter 9 bankruptcy filing and the state of New Jersey's multiple downgrades. However, such stories were not representative of the general health of the broad municipal bond market, and overall, the default environment remained benign.

As a result of improving fundamentals, the California market was the strongest performing segment in the broad Barclays Municipal Bond Index during the period. According to independent ratings agency Standard & Poor's Ratings Services (S&P), the California economy has been expanding faster than the nation's due in part to innovative sectors, such as technology, that draw capital investment to the state. Further, under Governor Brown, the state has generated budget surpluses after years of cumulative deficits, representing a market improvement in budget management and fiscal responsibility. Additionally, a bill approved by voters in November 2014, which required the state to save a portion of capital gains taxes in a rainy day fund, resulted in an upgrade to AA- by S&P in July 2015.

The technical, or supply and demand, landscape for the municipal bond market also supported tax-exempt fixed-income market performance. Supply on the national and state levels declined, the outcome of large

Portfolio Management

Catherine Stienstra

Quality Breakdown (%) (at October 31, 2015)
AAA rating	2.7
AA rating	23.4
A rating	46.3
BBB rating	17.8
BB rating	1.2
Not rated	8.6
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015
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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

bond redemptions and maturities outpacing new issue supply. Meanwhile, demand, as evidenced by mutual fund flows, turned positive in October 2015 after five consecutive months of outflows.

Contributors and Detractors

The Fund benefited from its combined duration and yield curve positioning. The Fund had a modestly longer duration than that of the benchmark, which helped as longer maturity tax-exempt bonds outperformed shorter term maturities during the period. For the same reason, having an overweight relative to the benchmark in bonds with maturities of 15 years or longer and a relative underweight in bonds with maturities of 1 to 15 years contributed positively.

In terms of credit quality, having overweight allocations to bonds rated A and BBB and to non-rated securities and underweight allocations to bonds rated AAA and AA added value, as lower quality securities generally outperformed higher quality securities during the period. Security selection amongst A-rated securities further boosted relative results.

From a sector perspective, the Fund benefited from having an overweight allocation to the special tax sector, which outpaced the benchmark during the period, and an underweight exposure to pre-refunded bonds. (Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow to collateralize the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.) Effective issue selection among state and local general obligations and within the hospital and special tax sectors contributed positively as well.

Detracting from Fund results was weaker security selection in the transportation sector.

Fundamental Analysis Drove Portfolio Changes

During the period, we sought to increase the Fund's exposure to higher yielding securities, maintain an attractive distribution yield and reduce positions in lower yielding securities. In so doing, we increased the Fund's allocations to the charter schools and continuing care retirement communities sectors. We also increased exposure to securities rated BBB. We decreased the Fund's exposure to pre-refunded bonds, state general obligations and state-appropriated debt. We also reduced the Fund's allocation to A-rated securities. Overall, the Fund's duration remained rather steady throughout the period at a modestly longer stance than that of the benchmark.

The Fund held a modest position in an inverse floater to enhance income — with minimal impact during the period. (Inverse floaters are bonds or other types of debt whose coupon rate has an inverse relationship to short-term interest rates or to a benchmark rate. An inverse floater adjusts its coupon payment as the interest rate changes, such that when interest rates rise, the coupon rate falls.)

Annual Report 2015
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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Looking Ahead

At the end of October 2015, the consensus was that there was a rather evenly divided probability of the Fed increasing interest rates in December 2015. As such, we currently expect volatility to remain a factor in the financial markets broadly and in the tax-exempt bond market particularly as we move closer to year-end 2015 and as each economic data point is closely monitored. That said, we also believe the tax-exempt bond market may well remain range-bound until the Fed decides to raise interest rates. Once the Fed actually takes action — whether in 2015 or early in 2016 — we expect the pace of its rate increases to be slow and gradual given the potential impact of slower economic growth in Europe and China on the U.S. economy along with persistently low inflation. At the same time, we expect tax reform rhetoric to pick up as we head into the presidential election year, although we believe any reform is unlikely to be enacted until at least 2017.

Against this current backdrop, we believe the demand for tax-free investments should remain elevated, given their attractive taxable-equivalent yields when compared to other fixed-income investments and given relatively attractive municipal/Treasury ratios. The ratio of 30-year AAA-rated municipal bond yields to 30-year U.S. Treasury yields rose from 98% to approximately 105% by the end of the period, while the 10-year ratio rose from 89% to approximately 95%. We also expect the supply/demand scenario to remain generally favorable.

Given our view at this time, we intend to maintain the Fund's overweight to bonds with maturities of 15 years or longer and its modestly longer duration profile than that of the benchmark. If we should see a spike in inflation or economic growth pressuring longer term rates, we would likely seek to shorten the Fund's duration accordingly. We also intend to maintain the Fund's overweight to lower investment-grade quality securities. We will look to buy when rates increase in this range-bound environment and look to sell credits that we believe may be exhibiting weaker fundamentals when rates hit the lower end of the range. Finally, we intend to continue to seek attractive relative value opportunities one security at a time, relying heavily on the strength of our in-house municipal credit research team to help us evaluate the risk and return potential of each issue. As always, the Fund's emphasis remains on generating both a high level of income generally exempt from federal income tax and California state and local taxes as well as capital appreciation, consistent with moderate fluctuation of principal.

Annual Report 2015
7

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2015 – October 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.60	1,021.11	3.99	4.00	0.79
Class B	1,000.00	1,000.00	1,012.70	1,017.35	7.77	7.79	1.54
Class C	1,000.00	1,000.00	1,014.30	1,018.85	6.26	6.28	1.24
Class R4	1,000.00	1,000.00	1,017.90	1,022.36	2.73	2.74	0.54
Class Z	1,000.00	1,000.00	1,017.90	1,022.36	2.73	2.74	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.9%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 4.4%
City of Fresno Airport(a) Refunding Revenue Bonds Series 2013B AMT 07/01/28	5.000%	500,000	552,345
07/01/30	5.125%	1,050,000	1,155,315
County of Orange Airport Revenue Bonds Series 2009A 07/01/39	5.250%	2,500,000	2,786,525
County of Sacramento Airport System Revenue Bonds Senior Series 2009B 07/01/39	5.750%	3,000,000	3,330,270
County of Sacramento Airport System(a) Revenue Bonds Senior Series 2008B (AGM) AMT 07/01/39	5.250%	1,000,000	1,079,040
San Francisco City & County Airports Commission-San Francisco International Airport(a) Refunding Revenue Bonds 2nd Series 2008-34E (AGM) AMT 05/01/25	5.750%	1,500,000	1,650,885
2nd Series 2011F AMT 05/01/29	5.000%	5,210,000	5,914,131
Revenue Bonds Series 2014A AMT 05/01/44	5.000%	6,000,000	6,514,440
Total			22,982,951
DISPOSAL 0.4%
California Pollution Control Financing Authority Refunding Revenue Bonds Waste Management, Inc. Series 2002A AMT(a) 01/01/22	5.000%	2,000,000	2,042,660
HEALTH SERVICES 1.2%
California Municipal Finance Authority Refunding Revenue Bonds Harbor Regional Center Project Series 2015 11/01/39	5.000%	2,000,000	2,203,420
Inland Regional Center Project Series 2015 06/15/45	5.000%	3,500,000	3,774,260
Total			5,977,680

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
HIGHER EDUCATION 6.7%
California Educational Facilities Authority Refunding Revenue Bonds University of the Pacific Series 2015 11/01/36	5.000%	2,000,000	2,247,760
Revenue Bonds California Lutheran University Series 2008 10/01/21	5.250%	665,000	727,124
10/01/38	5.750%	3,000,000	3,314,070
Chapman University Series 2011 04/01/31	5.000%	4,375,000	4,853,450
Series 2015 04/01/40	5.000%	2,500,000	2,769,000
Loyola Marymount University Series 2010A 10/01/40	5.125%	1,250,000	1,394,900
California Municipal Finance Authority Refunding Revenue Bonds Azusa Pacific University Series 2015B 04/01/41	5.000%	4,500,000	4,788,360
Revenue Bonds Biola University Series 2008 10/01/28	5.800%	2,000,000	2,173,940
Series 2013 10/01/38	5.000%	1,000,000	1,072,180
10/01/42	5.000%	2,360,000	2,518,757
California State University Revenue Bonds Systemwide Series 2009A 11/01/40	6.000%	2,000,000	2,320,900
California Statewide Communities Development Authority Revenue Bonds California Baptist University Series 2014A 11/01/43	6.375%	3,000,000	3,272,430
Lancer Plaza Project Series 2013 11/01/33	5.625%	1,400,000	1,419,334
11/01/43	5.875%	1,875,000	1,900,050
Total			34,772,255
HOSPITAL 11.5%
California Health Facilities Financing Authority Refunding Revenue Bonds El Camino Hospital Series 2015A 02/01/40	5.000%	1,700,000	1,882,971

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Adventist Health System West Series 2009A 09/01/39	5.750%	7,000,000	7,989,450
Catholic Healthcare Series 2011A 03/01/41	5.250%	3,000,000	3,294,720
Catholic Healthcare West Series 2009A 07/01/39	6.000%	1,000,000	1,141,570
Series 2009E 07/01/25	5.625%	1,125,000	1,297,440
Kaiser Permanente Series 2006A 04/01/39	5.250%	3,350,000	3,394,019
St. Joseph Health System Series 2009A 07/01/29	5.500%	1,500,000	1,704,765
Series 2013A 07/01/37	5.000%	2,000,000	2,278,020
Sutter Health Obligation Group Series 2008A 08/15/30	5.000%	2,500,000	2,720,375
Series 2011B 08/15/31	5.875%	1,815,000	2,138,415
California Municipal Finance Authority Refunding Revenue Bonds Community Medical Centers Series 2015A 02/01/40	5.000%	2,000,000	2,161,320
Revenue Bonds Community Hospitals of Central California Series 2009 02/01/39	5.500%	4,000,000	4,434,640
NorthBay Healthcare Group Series 2015 11/01/44	5.000%	900,000	967,482
Unrefunded Certificate of Participation Community Hospitals of Central California Series 2007 02/01/37	5.250%	1,465,000	1,510,107
California Statewide Communities Development Authority Refunding Revenue Bonds Adventist Health System West Series 2015 03/01/35	5.000%	3,850,000	4,311,615
Huntington Memorial Hospital Series 2014B 07/01/44	5.000%	1,000,000	1,105,770
Revenue Bonds Catholic Healthcare West Series 2008B 07/01/30	5.500%	1,910,000	2,038,085
Henry Mayo Newhall Memorial Series 2014A (AGM) 10/01/43	5.250%	3,120,000	3,489,470

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
John Muir Health Series 2006A 08/15/32	5.000%	3,000,000	3,096,540
Series 2009 07/01/39	5.125%	500,000	547,385
Kaiser Permanente Series 2001C 08/01/31	5.250%	1,100,000	1,134,452
Loma Linda University Medical Center Series 2014 12/01/54	5.500%	1,500,000	1,560,825
Sutter Health Series 2011A 08/15/42	6.000%	2,000,000	2,359,720
City of Torrance Revenue Bonds Torrance Memorial Medical Center Series 2010A 09/01/30	5.000%	3,000,000	3,226,110
Total			59,785,266
INVESTOR OWNED 0.6%
City of Chula Vista Revenue Bonds San Diego Gas & Electric Co. Series 2004D 01/01/34	5.875%	1,000,000	1,144,930
City of Chula Vista(a) Revenue Bonds San Diego Gas & Electric Co. Series 1992D AMT 12/01/27	5.000%	2,000,000	2,048,100
Total			3,193,030
LOCAL APPROPRIATION 3.4%
Anaheim Public Financing Authority Refunding Revenue Bonds Series 2014A 05/01/46	5.000%	1,000,000	1,115,590
City of Modesto Certificate of Participation Community Center Refinancing Project Series 1993A (AMBAC) 11/01/23	5.000%	1,990,000	2,078,774
Municipal Improvement Corp. of Los Angeles Revenue Bonds Series 2008B 09/01/38	5.000%	3,000,000	3,269,700
Pico Rivera Public Financing Authority Revenue Bonds Series 2009 09/01/31	5.500%	1,500,000	1,699,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sacramento City Financing Authority Refunding Revenue Bonds Series 2015 (BAM) 12/01/34	5.000%	750,000	859,995
12/01/35	5.000%	1,100,000	1,258,279
Sacramento City Schools Joint Powers Financing Authority Refunding Revenue Bonds Series 2006A 03/01/40	5.000%	2,000,000	2,186,440
San Diego Public Facilities Financing Authority Revenue Bonds Capital Improvement Projects Series 2015A 10/15/44	5.000%	1,000,000	1,096,960
San Mateo County Board of Education Refunding Certificate of Participation Series 2009 06/01/35	5.250%	2,000,000	2,191,080
Victor Elementary School District Certificate of Participation School Construction Refinancing Project Series 1996 (NPFGC) 05/01/18	6.450%	1,775,000	1,901,256
Total			17,657,094
LOCAL GENERAL OBLIGATION 5.8%
Central Valley Schools Financing Authority General Obligation Refunding Revenue Bonds School District Program Series 1998A (NPFGC) 02/01/18	6.450%	410,000	433,145
Conejo Valley Unified School District(b) Unlimited General Obligation Bonds Series 2015A (AGM) 08/01/29	0.000%	1,650,000	955,548
08/01/30	0.000%	1,000,000	544,240
East Side Union High School District Unlimited General Obligation Refunding Bonds Series 2003B (NPFGC) 08/01/26	5.250%	2,010,000	2,516,078
Glendale Unified School District(b) Unlimited General Obligation Refunding Bonds Series 2015B 09/01/31	0.000%	1,900,000	983,364
09/01/32	0.000%	1,000,000	491,770
Long Beach Unified School District Unlimited General Obligation Bonds Series 2015D-1(b) 08/01/32	0.000%	1,500,000	759,495
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009D 01/01/34	5.000%	750,000	844,950

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Manteca Unified School District Unlimited General Obligation Bonds Capital Appreciation-Election of 2004 Series 2006 (NPFGC)(b) 08/01/32	0.000%	5,440,000	2,636,822
Menifee Union School District Unlimited General Obligation Bonds Election of 2008 Series 2008A 08/01/33	5.500%	3,125,000	3,454,906
Oakland Unified School District/Alameda County Unlimited General Obligation Bonds Election of 2006 Series 2012A 08/01/22	5.000%	750,000	865,943
08/01/32	5.500%	2,500,000	2,874,400
Election of 2012 Series 2013 08/01/30	6.250%	1,095,000	1,319,070
Series 2015A 08/01/40	5.000%	1,000,000	1,098,690
Poway Unified School District Unlimited General Obligation Bonds Improvement District No. 2007-1-A Series 2009(b) 08/01/30	0.000%	2,295,000	1,320,864
Riverside Community College District Foundation(b) Unlimited General Obligation Bonds Election of 2004 Series 2015E 08/01/30	0.000%	600,000	326,454
08/01/31	0.000%	1,000,000	509,920
Rocklin Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 1995C (NPFGC)(b) 07/01/20	0.000%	3,460,000	2,920,378
San Gorgonio Memorial Health Care District Unlimited General Obligation Refunding Bonds Series 2014 08/01/39	5.000%	4,000,000	4,398,120
Simi Valley Unified School District Refunding Certificate of Participation Capital Improvement Projects Series 1998 (AMBAC) 08/01/22	5.250%	925,000	1,036,388
Total			30,290,545
MULTI-FAMILY 2.4%
California Municipal Finance Authority Revenue Bonds Bowles Hall Foundation Series 2015A 06/01/50	5.000%	1,250,000	1,337,362

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Caritas Affordable Housing Senior Series 2014 08/15/49	5.250%	3,500,000	3,893,505
Subordinated Series 2014 08/15/49	5.875%	1,000,000	1,093,520
California Statewide Communities Development Authority Refunding Revenue Bonds University of California Irvine East Campus Apartments Series 2006 05/15/38	5.000%	2,500,000	2,552,525
Series 2012 05/15/31	5.125%	2,000,000	2,239,320
Revenue Bonds University of California Irvine East Campus Apartments Series 2008 05/15/32	5.750%	1,500,000	1,627,890
Total			12,744,122
MUNICIPAL POWER 1.7%
Anaheim Public Financing Authority Revenue Bonds Anaheim Electric Systems Distribution Series 2009 10/01/25	5.000%	1,000,000	1,109,660
City of Riverside Electric Revenue Bonds Series 2008D (AGM) 10/01/28	5.000%	1,325,000	1,466,046
City of Vernon Electric System Revenue Bonds Series 2012A 08/01/30	5.000%	1,000,000	1,104,020
Unrefunded Revenue Bonds Series 2009A 08/01/21	5.125%	1,895,000	2,097,822
Imperial Irrigation District Electric System Refunding Revenue Bonds Series 2011A 11/01/31	6.250%	1,000,000	1,201,260
Modesto Irrigation District Certificate of Participation Series 2004B 07/01/35	5.500%	2,000,000	2,123,560
Total			9,102,368
OTHER BOND ISSUE 2.0%
California Infrastructure & Economic Development Bank Revenue Bonds Series 2008 02/01/33	5.250%	3,000,000	3,244,650
02/01/38	5.250%	3,050,000	3,295,921
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Long Beach Marina System Revenue Bonds Series 2015 05/15/40	5.000%	2,000,000	2,168,880
San Diego County Regional Airport Authority Revenue Bonds Consolidated Rental Car Facility Project Series 2014A 07/01/44	5.000%	1,500,000	1,649,265
Total			10,358,716
PORTS 2.1%
Port Commission of the City & County of San Francisco Revenue Bonds Series 2010A 03/01/40	5.125%	5,000,000	5,569,900
Port of Los Angeles Refunding Revenue Bonds Series 2014A AMT(a) 08/01/44	5.000%	5,000,000	5,517,350
Total			11,087,250
PREP SCHOOL 2.5%
California Municipal Finance Authority Revenue Bonds Julian Charter School Project Series 2015A(c) 03/01/45	5.625%	3,000,000	2,972,070
California School Finance Authority Revenue Bonds KIPP Los Angeles Projects Series 2014A 07/01/44	5.125%	1,000,000	1,057,640
California School Finance Authority(c) Revenue Bonds Alliance College-Ready Public Schools Series 2015 07/01/35	5.000%	3,010,000	3,114,808
07/01/45	5.000%	1,705,000	1,744,266
Green Dot Public School Project Series 2015A 08/01/35	5.000%	1,510,000	1,581,121
KIPP Los Angeles Projects Series 2015A 07/01/45	5.000%	1,000,000	1,052,420
California Statewide Communities Development Authority Revenue Bonds Aspire Public Schools Series 2010 07/01/30	6.000%	1,420,000	1,507,572
Total			13,029,897

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
PREPAID GAS 0.3%
M-S-R Energy Authority Revenue Bonds Series 2009B 11/01/34	7.000%	1,000,000	1,413,330
RECREATION 0.2%
California Infrastructure & Economic Development Bank Refunding Revenue Bonds Academy Motion Picture Art Series 2015 11/01/41	5.000%	1,000,000	1,123,200
REFUNDED / ESCROWED 4.0%
City of Newport Beach Prerefunded 12/01/21 Revenue Bonds Hoag Memorial Hospital Presbyterian Series 2011 12/01/40	6.000%	1,000,000	1,263,890
City of Pomona Refunding Revenue Bonds Series 1990B Escrowed to Maturity (GNMA/FHLMC) 08/01/23	7.500%	720,000	892,807
City of Redding Revenue Bonds Series 1992 Escrowed to Maturity (NPFGC)(d) 07/01/22	12.203%	335,000	464,143
City of Vernon Electric System Prerefunded 08/01/19 Revenue Bonds Series 2009A 08/01/21	5.125%	835,000	926,115
County of Riverside Revenue Bonds Series 1989A Escrowed to Maturity (GNMA) AMT(a) 05/01/21	7.800%	2,500,000	3,304,375
Grossmont Healthcare District Prerefunded 07/15/21 Unlimited General Obligation Bonds 2006 Election Series 2011B 07/15/34	6.000%	2,000,000	2,513,340
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 Escrowed to Maturity(b) 01/01/20	0.000%	12,000,000	11,468,280
Total			20,832,950
RESOURCE RECOVERY 0.5%
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy-Waste Water Facilities Series 2011 AMT(a)(c)(e) 12/01/32	7.500%	2,745,000	2,820,021

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
RETIREMENT COMMUNITIES 5.0%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2011 07/01/31	6.000%	2,200,000	2,484,108
California Health Facilities Financing Authority Refunding Revenue Bonds California-Nevada Methodist Homes Series 2015 07/01/45	5.000%	3,000,000	3,374,160
Northern California Presbyterian Series 2015 07/01/39	5.000%	2,565,000	2,878,187
Northern California Presbyterian Homes Series 2015 07/01/44	5.000%	700,000	783,034
California Statewide Communities Development Authority Refunding Revenue Bonds 899 Charleston Project Series 2014A 11/01/49	5.375%	1,885,000	1,908,864
American Baptist Homes West Series 2015 10/01/45	5.000%	3,155,000	3,384,400
Episcopal Communities and Services Series 2012 05/15/42	5.000%	4,235,000	4,534,414
Revenue Bonds American Baptist Homes West Series 2010 10/01/39	6.250%	1,500,000	1,652,115
Covenant Retirement Communities, Inc. Series 2013 12/01/36	5.625%	2,000,000	2,172,200
Eskaton Properties, Inc. Series 2012 11/15/34	5.250%	1,250,000	1,337,913
City of La Verne Refunding Certificate of Participation Brethren Hillcrest Homes Series 2014 05/15/36	5.000%	1,100,000	1,166,671
Los Angeles County Regional Financing Authority Revenue Bonds Montecedro, Inc. Project Series 2014A 11/15/44	5.000%	500,000	561,020
Total			26,237,086

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
SINGLE FAMILY 0.5%
California Housing Finance Agency(a) Revenue Bonds Home Mortgage Series 2006H (FGIC) AMT 08/01/30	5.750%	195,000	198,496
Series 2006K AMT 08/01/26	4.625%	2,435,000	2,447,760
02/01/42	5.500%	40,000	40,338
Total			2,686,594
SPECIAL NON PROPERTY TAX 1.1%
Riverside County Transportation Commission Revenue Bonds Limited Tax Series 2010A 06/01/32	5.000%	5,000,000	5,727,500
SPECIAL PROPERTY TAX 18.9%
Anaheim Community Facilities District No. 06-2 Special Tax Bonds Stadium Lofts Series 2007 09/01/37	5.000%	1,000,000	1,013,060
Bakersfield Redevelopment Agency Tax Allocation Bonds Old Town Kern Pioneer Series 2009A 08/01/29	7.500%	1,655,000	1,796,271
Southeast Bakersfield Series 2009B 08/01/29	7.250%	775,000	834,528
Carson Redevelopment Agency Successor Agency Tax Allocation Bonds Housing Series 2010A 10/01/30	5.000%	4,999,999	5,629,650
Cerritos Public Financing Authority Tax Allocation Bonds Los Coyotes Redevelopment Project Loan Series 1993A (AMBAC) 11/01/23	6.500%	2,000,000	2,407,180
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/30	5.000%	2,500,000	2,705,575
09/01/38	5.000%	625,000	663,431
Chula Vista Municipal Financing Authority Refunding Special Tax Bonds Series 2015A 09/01/35	5.000%	2,460,000	2,685,484
09/01/36	5.000%	2,435,000	2,651,958

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Carson Special Assessment Bonds Assessment District No. 92-1 Series 1992 09/02/22	7.375%	80,000	80,824
City of Irvine Special Tax Bonds Community Facilities District 2013-3 Series 2014 09/01/39	5.000%	750,000	801,480
09/01/44	5.000%	1,025,000	1,091,184
City of Palo Alto Refunding & Improvement Special Assessment Bonds Limited Obligation-University Ave. Series 2012 09/02/29	5.000%	800,000	872,896
City of Yucaipa Refunding Special Tax Bonds Community Facilities District No. 98-1 Series 2011 09/01/30	5.375%	1,500,000	1,661,415
Corona-Norco Unified School District Refunding Special Tax Bonds Community Facilities District #98-1 Series 2013 09/01/32	5.000%	1,300,000	1,436,331
Elk Grove Unified School District Refunding Special Tax Bonds Community Facilities District No. 1 Series 1995 (AMBAC) 12/01/24	6.500%	3,000,000	3,570,780
Elk Grove Unified School District(b) Refunding Special Tax Bonds Capital Appreciation-Community Facilities District No. 1 Series 1995 (AMBAC) 12/01/18	0.000%	2,720,000	2,348,666
Folsom Redevelopment Agency Tax Allocation Bonds Central Folsom Redevelopment Project Series 2009 08/01/29	5.125%	1,000,000	1,062,930
08/01/36	5.500%	1,000,000	1,071,520
Inglewood Redevelopment Agency Refunding Tax Allocation Bonds Merged Redevelopment Project Series 1998A (AMBAC) 05/01/23	5.250%	2,100,000	2,298,744
Inland Valley Development Agency Refunding Tax Allocation Bonds Series 2014A 09/01/44	5.000%	5,000,000	5,402,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Jurupa Public Financing Authority Refunding Special Tax Bonds Series 2014A 09/01/42	5.000%	1,000,000	1,090,090
Los Angeles Community Redevelopment Agency Tax Allocation Bonds Hollywood Redevelopment Project Series 1998C (NPFGC) 07/01/18	5.375%	1,665,000	1,811,220
Mountain View Shoreline Regional Park Community Tax Allocation Bonds Series 2011A 08/01/35	5.625%	1,300,000	1,537,198
08/01/40	5.750%	2,000,000	2,378,340
Oakdale Public Financing Authority Tax Allocation Bonds Central City Redevelopment Project Series 2004 06/01/33	5.375%	1,500,000	1,500,900
Palmdale Civic Authority Refunding Revenue Bonds Redevelopment Project No. 1 Series 2009A 07/01/27	6.000%	4,780,000	5,389,402
Pittsburg Successor Agency Redevelopment Agency Tax Allocation Bonds Los Medanos Community Development Project Series 1999 (AMBAC)(b) 08/01/24	0.000%	2,100,000	1,498,035
Poway Unified School District Public Financing Authority Special Tax Refunding Bonds Series 2015B 09/01/35	5.000%	1,435,000	1,603,885
Poway Unified School District Special Tax Bonds Community Facilities District No. 6-4S Ranch Series 2012 09/01/31	5.000%	1,370,000	1,509,672
Rancho Cucamonga Redevelopment Agency Successor Agency Tax Allocation Bonds Housing Set Aside Series 2007A (NPFGC) 09/01/34	5.000%	3,200,000	3,398,400
Riverside Public Financing Authority Unrefunded Revenue Bonds Multiple Loans Series 1991A 02/01/18	8.000%	10,000	10,119
San Diego Redevelopment Agency Tax Allocation Bonds Capital Appreciation Series 2001 (AGM)(b) 09/01/20	0.000%	3,630,000	3,284,279

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay North Redevelopment Series 2009C 08/01/29	6.000%	1,035,000	1,171,962
08/01/39	6.500%	2,625,000	3,007,147
Mission Bay South Redevelopment Series 2009D 08/01/29	6.375%	1,000,000	1,138,000
Mission Bay South Redevelopment Project Series 2014A 08/01/43	5.000%	1,000,000	1,088,590
San Francisco Redevelopment Projects Series 2009B 08/01/28	6.125%	1,010,000	1,150,875
08/01/32	6.500%	500,000	573,760
Series 2011B 08/01/26	6.125%	500,000	596,620
08/01/31	6.250%	2,600,000	3,075,280
08/01/41	6.625%	1,600,000	1,939,376
Santa Monica Redevelopment Agency Tax Allocation Bonds Earthquake Recovery Redevelopment Series 2011 07/01/36	5.875%	1,250,000	1,491,725
Santee Community Development Commission Tax Allocation Bonds Santee Community Redevelopment Project Series 2011A 08/01/31	7.000%	1,000,000	1,219,480
Sulphur Springs Union School District Refunding Special Tax Bonds Community Facilities District No. 2002-1-SE Series 2012 09/01/30	5.000%	1,270,000	1,403,566
09/01/31	5.000%	1,365,000	1,504,162
09/01/33	5.000%	1,000,000	1,092,990
Temecula Redevelopment Agency Tax Allocation Bonds Housing Redevelopment Project No. 1 Series 2011A 08/01/39	7.000%	2,100,000	2,620,233
Temecula Valley Unified School District Financing Authority Special Tax Bonds Series 2015 09/01/40	5.000%	1,165,000	1,276,840
Union City Community Redevelopment Agency Tax Allocation Bonds Subordinated Lien-Community Redevelopment Project Series 2011 12/01/33	6.875%	1,500,000	1,864,725

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Covina Community Development Commission Refunding Special Tax Bonds Fashion Plaza Series 1996 09/01/17	6.000%	1,330,000	1,398,242
Yorba Linda Redevelopment Agency Tax Allocation Bonds Subordinated Lien-Redevelopment Project Series 2011A 09/01/26	6.000%	1,000,000	1,206,810
09/01/32	6.500%	2,000,000	2,428,200
Total			98,346,780
STATE APPROPRIATED 8.2%
California State Public Works Board Refunding Revenue Bonds Various Capital Projects Series 2012G 11/01/29	5.000%	2,500,000	2,914,950
11/01/37	5.000%	6,825,000	7,713,615
Revenue Bonds California State University Projects Series 2011B 10/01/31	5.000%	1,200,000	1,350,036
Judicial Council Projects Series 2011D 12/01/31	5.000%	5,100,000	5,846,589
Series 2013A 03/01/32	5.000%	1,500,000	1,707,825
03/01/38	5.000%	2,500,000	2,795,525
Series 2014B 10/01/39	5.000%	1,000,000	1,132,050
Various Capital Projects Series 2011A 10/01/31	5.125%	5,000,000	5,753,550
Subordinated Series 2009I-1 11/01/29	6.125%	5,000,000	5,984,800
Subordinated Series 2010A-1 03/01/35	6.000%	2,750,000	3,255,973
Various Correctional Facilities Series 2014A 09/01/39	5.000%	3,895,000	4,405,128
Total			42,860,041
STATE GENERAL OBLIGATION 10.1%
State of California Unlimited General Obligation Bonds Series 2008 08/01/34	5.000%	3,000,000	3,299,130

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Various Purpose Series 2009 10/01/29	5.000%	3,000,000	3,433,920
04/01/31	5.750%	2,750,000	3,171,933
04/01/35	6.000%	4,000,000	4,661,800
04/01/38	6.000%	10,500,000	12,225,675
11/01/39	5.500%	4,965,000	5,737,951
Series 2010 03/01/30	5.250%	1,000,000	1,155,470
03/01/33	6.000%	4,000,000	4,793,800
03/01/40	5.500%	4,800,000	5,530,992
Series 2012 04/01/42	5.000%	5,200,000	5,828,836
Unlimited General Obligation Refunding Bonds Veterans Bond Series 2015 12/01/30	3.500%	3,000,000	3,001,140
Unrefunded Unlimited General Obligation Bonds Series 2004 04/01/29	5.300%	2,000	2,008
Total			52,842,655
TURNPIKE / BRIDGE / TOLL ROAD 1.4%
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Series 2014A 01/15/46	5.750%	2,850,000	3,292,918
Foothill-Eastern Transportation Corridor Agency(b) Refunding Revenue Bonds Series 2015 01/15/33	0.000%	5,000,000	2,180,950
Riverside County Transportation Commission Revenue Bonds Senior Lien Series 2013A 06/01/48	5.750%	1,500,000	1,695,150
Total			7,169,018
WATER & SEWER 3.0%
City of Lodi Certificate of Participation Series 2007A (AGM) 10/01/37	5.000%	1,250,000	1,332,087
City of Riverside Sewer Refunding Revenue Bonds Series 2015A 08/01/40	5.000%	3,185,000	3,582,297
City of Tulare Sewer Refunding Revenue Bonds Series 2015 (AGM) 11/15/41	5.000%	2,000,000	2,241,340

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Eastern Municipal Water District Certificate of Participation Series 2008H 07/01/33	5.000%	1,000,000	1,094,960
San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A 05/15/34	5.250%	1,500,000	1,700,235
05/15/39	5.250%	3,000,000	3,400,470
San Diego Public Facilities Financing Authority Water Revenue Bonds Series 2009B 08/01/34	5.375%	2,000,000	2,281,160
Total			15,632,549
Total Municipal Bonds (Cost: $464,190,205)			510,715,558

Money Market Funds 1.0%

	Shares	Value ($)
Dreyfus General California Municipal Money Market Fund, Class A Shares, 0.000%(f)	3,011,913	3,011,913
JPMorgan Tax-Free Money Market Fund, Agency Shares, 0.010%(f)	2,075,861	2,075,861
Total Money Market Funds (Cost: $5,087,774)		5,087,774
Total Investments (Cost: $469,277,979)		515,803,332
Other Assets & Liabilities, Net		5,854,001
Net Assets		521,657,333

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Zero coupon bond.

(c)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2015, the value of these securities amounted to $13,284,706 or 2.55% of net assets.

(d)  Variable rate security.

(e)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at October 31, 2015 was $2,820,021, which represents 0.54% of net assets. Information concerning such security holdings at October 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy-Waste Water Facilities Series 2011 AMT 12/01/32 7.500%	12/22/11	2,745,000

(f)  The rate shown is the seven-day current annualized yield at October 31, 2015.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAM  Build America Mutual Assurance Co.

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	510,715,558	—	510,715,558
Money Market Funds	5,087,774	—	—	5,087,774
Total Investments	5,087,774	510,715,558	—	515,803,332

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

Assets
Investments, at value
(identified cost $469,277,979)	$515,803,332
Receivable for:
Investments sold	251,125
Capital shares sold	1,375,098
Regulatory settlements (Note 6)	312,081
Interest	6,118,792
Expense reimbursement due from Investment Manager	1,380
Prepaid expenses	3,844
Trustees' deferred compensation plan	58,201
Total assets	523,923,853
Liabilities
Payable for:
Capital shares purchased	387,563
Dividend distributions to shareholders	1,658,907
Investment management fees	5,677
Distribution and/or service fees	3,374
Transfer agent fees	65,261
Administration fees	961
Compensation of board members	24,324
Chief compliance officer expenses	15
Other expenses	62,237
Trustees' deferred compensation plan	58,201
Total liabilities	2,266,520
Net assets applicable to outstanding capital stock	$521,657,333
Represented by
Paid-in capital	$472,333,263
Undistributed net investment income	352,393
Accumulated net realized gain	2,446,324
Unrealized appreciation (depreciation) on:
Investments	46,525,353
Total — representing net assets applicable to outstanding capital stock	$521,657,333

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2015

Class A
Net assets	$370,795,082
Shares outstanding	46,948,954
Net asset value per share	$7.90
Maximum offering price per share(a)	$8.14
Class B
Net assets	$167,641
Shares outstanding	21,227
Net asset value per share	$7.90
Class C
Net assets	$43,775,393
Shares outstanding	5,541,663
Net asset value per share	$7.90
Class R4
Net assets	$120,152
Shares outstanding	15,210
Net asset value per share	$7.90
Class Z
Net assets	$106,799,065
Shares outstanding	13,517,884
Net asset value per share	$7.90

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Net investment income
Income:
Dividends	$585
Interest	22,561,872
Total income	22,562,457
Expenses:
Investment management fees	1,959,863
Distribution and/or service fees
Class A	900,128
Class B	2,403
Class C	424,134
Transfer agent fees
Class A	493,703
Class B	327
Class C	58,152
Class R4	89
Class Z	120,665
Administration fees	331,278
Compensation of board members	24,252
Custodian fees	4,521
Printing and postage fees	32,832
Registration fees	23,011
Audit fees	24,780
Legal fees	15,784
Chief compliance officer expenses	234
Other	17,361
Total expenses	4,433,517
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(457,819)
Fees waived by Distributor — Class C	(127,240)
Expense reductions	(440)
Total net expenses	3,848,018
Net investment income	18,714,439
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,951,048
Net realized gain	2,951,048
Net change in unrealized appreciation (depreciation) on:
Investments	(6,581,098)
Net change in unrealized depreciation	(6,581,098)
Net realized and unrealized loss	(3,630,050)
Net increase in net assets resulting from operations	$15,084,389

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations
Net investment income	$18,714,439	$18,914,802
Net realized gain	2,951,048	2,218,440
Net change in unrealized appreciation (depreciation)	(6,581,098)	28,551,820
Net increase in net assets resulting from operations	15,084,389	49,685,062
Distributions to shareholders
Net investment income
Class A	(13,754,379)	(14,369,610)
Class B	(7,376)	(17,298)
Class C	(1,428,709)	(1,423,946)
Class R4	(2,612)	(535)
Class Z	(3,574,075)	(3,100,213)
Net realized gains
Class A	(1,583,610)	(2,827,887)
Class B	(1,559)	(5,909)
Class C	(186,877)	(307,302)
Class R4	(115)	(19)
Class Z	(329,758)	(554,329)
Total distributions to shareholders	(20,869,070)	(22,607,048)
Increase (decrease) in net assets from capital stock activity	49,929,638	(18,308,049)
Proceeds from regulatory settlements (Note 6)	312,081	—
Total increase in net assets	44,457,038	8,769,965
Net assets at beginning of year	477,200,295	468,430,330
Net assets at end of year	$521,657,333	$477,200,295
Undistributed net investment income	$352,393	$93,025

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	4,953,614	39,224,165	2,150,703	16,632,791
Distributions reinvested	1,512,965	12,002,424	1,711,385	13,152,966
Redemptions	(4,544,613)	(36,042,462)	(6,208,293)	(47,783,946)
Net increase (decrease)	1,921,966	15,184,127	(2,346,205)	(17,998,189)
Class B shares
Subscriptions	1,880	14,829	133	1,011
Distributions reinvested	905	7,193	2,611	19,899
Redemptions(a)	(26,574)	(211,134)	(59,656)	(457,943)
Net decrease	(23,789)	(189,112)	(56,912)	(437,033)
Class C shares
Subscriptions	822,101	6,505,863	933,341	7,218,247
Distributions reinvested	115,727	918,232	119,969	923,171
Redemptions	(646,264)	(5,115,816)	(1,034,056)	(7,936,798)
Net increase	291,564	2,308,279	19,254	204,620
Class R4 shares
Subscriptions	12,465	97,996	2,424	18,700
Distributions reinvested	286	2,255	29	229
Redemptions	(279)	(2,199)	(30)	(238)
Net increase	12,472	98,052	2,423	18,691
Class Z shares
Subscriptions	5,157,968	40,636,813	2,778,204	21,125,662
Distributions reinvested	117,280	930,067	93,113	717,607
Redemptions	(1,143,392)	(9,038,588)	(2,875,052)	(21,939,407)
Net increase (decrease)	4,131,856	32,528,292	(3,735)	(96,138)
Total net increase (decrease)	6,334,069	49,929,638	(2,385,175)	(18,308,049)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$7.99		$7.54		$7.99		$7.38		$7.64
Income from investment operations:
Net investment income	0.30		0.31		0.31		0.31		0.31
Net realized and unrealized gain (loss)	(0.05)		0.51		(0.45)		0.61		(0.12)
Total from investment operations	0.25		0.82		(0.14)		0.92		0.19
Less distributions to shareholders:
Net investment income	(0.30)		(0.31)		(0.30)		(0.31)		(0.31)
Net realized gains	(0.04)		(0.06)		(0.01)		—		(0.14)
Total distributions to shareholders	(0.34)		(0.37)		(0.31)		(0.31)		(0.45)
Proceeds from regulatory settlements	0.00	(e)	—		—		—		—
Net asset value, end of period	$7.90		$7.99		$7.54		$7.99		$7.38
Total return	3.16	%(a)	11.22%		(1.80%)		12.63%		2.84%
Ratios to average net assets(b)
Total gross expenses	0.88%		0.88%		0.87%		0.86%		0.92%
Total net expenses(c)	0.79	%(d)	0.79	%(d)	0.78	%(d)	0.78	%(d)	0.81	%(d)
Net investment income	3.81%		4.05%		3.91%		3.97%		4.30%
Supplemental data
Net assets, end of period (in thousands)	$370,795		$359,825		$357,344		$430,657		$407,479
Portfolio turnover	12%		14%		14%		14%		28%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.06%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to zero.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$7.99		$7.54		$7.99		$7.38		$7.64
Income from investment operations:
Net investment income	0.24		0.25		0.25		0.25		0.25
Net realized and unrealized gain (loss)	(0.05)		0.51		(0.45)		0.61		(0.12)
Total from investment operations	0.19		0.76		(0.20)		0.86		0.13
Less distributions to shareholders:
Net investment income	(0.24)		(0.25)		(0.24)		(0.25)		(0.25)
Net realized gains	(0.04)		(0.06)		(0.01)		—		(0.14)
Total distributions to shareholders	(0.28)		(0.31)		(0.25)		(0.25)		(0.39)
Proceeds from regulatory settlements	0.00	(e)	—		—		—		—
Net asset value, end of period	$7.90		$7.99		$7.54		$7.99		$7.38
Total return	2.39	%(a)	10.39%		(2.53%)		11.78%		2.06%
Ratios to average net assets(b)
Total gross expenses	1.63%		1.63%		1.62%		1.61%		1.68%
Total net expenses(c)	1.54	%(d)	1.54	%(d)	1.53	%(d)	1.53	%(d)	1.58	%(d)
Net investment income	3.06%		3.31%		3.13%		3.22%		3.53%
Supplemental data
Net assets, end of period (in thousands)	$168		$360		$769		$1,456		$1,989
Portfolio turnover	12%		14%		14%		14%		28%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.06%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to zero.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$7.99		$7.54		$7.99		$7.38		$7.64
Income from investment operations:
Net investment income	0.27		0.28		0.27		0.27		0.28
Net realized and unrealized gain (loss)	(0.06)		0.51		(0.44)		0.61		(0.13)
Total from investment operations	0.21		0.79		(0.17)		0.88		0.15
Less distributions to shareholders:
Net investment income	(0.26)		(0.28)		(0.27)		(0.27)		(0.27)
Net realized gains	(0.04)		(0.06)		(0.01)		—		(0.14)
Total distributions to shareholders	(0.30)		(0.34)		(0.28)		(0.27)		(0.41)
Proceeds from regulatory settlements	0.00	(e)	—		—		—		—
Net asset value, end of period	$7.90		$7.99		$7.54		$7.99		$7.38
Total return	2.70	%(a)	10.72%		(2.24%)		12.12%		2.37%
Ratios to average net assets(b)
Total gross expenses	1.63%		1.63%		1.62%		1.61%		1.69%
Total net expenses(c)	1.24	%(d)	1.24	%(d)	1.23	%(d)	1.23	%(d)	1.27	%(d)
Net investment income	3.36%		3.59%		3.46%		3.52%		3.86%
Supplemental data
Net assets, end of period (in thousands)	$43,775		$41,962		$39,465		$45,680		$39,040
Portfolio turnover	12%		14%		14%		14%		28%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.06%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to zero.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$7.99		$7.55		$7.97
Income from investment operations:
Net investment income	0.32		0.33		0.20
Net realized and unrealized gain (loss)	(0.05)		0.50		(0.42)
Total from investment operations	0.27		0.83		(0.22)
Less distributions to shareholders:
Net investment income	(0.32)		(0.33)		(0.20)
Net realized gains	(0.04)		(0.06)		—
Total distributions to shareholders	(0.36)		(0.39)		(0.20)
Proceeds from regulatory settlements	0.00	(g)	—		—
Net asset value, end of period	$7.90		$7.99		$7.55
Total return	3.42	%(b)	11.35%		(2.75%)
Ratios to average net assets(c)
Total gross expenses	0.63%		0.62%		0.60	%(d)
Total net expenses(e)	0.54	%(f)	0.54	%(f)	0.53	%(d)(f)
Net investment income	4.05%		4.25%		4.32	%(d)
Supplemental data
Net assets, end of period (in thousands)	$120		$22		$2
Portfolio turnover	12%		14%		14%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.06%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to zero.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$7.99		$7.55		$8.00		$7.38		$7.64
Income from investment operations:
Net investment income	0.32		0.33		0.33		0.33		0.33
Net realized and unrealized gain (loss)	(0.05)		0.50		(0.45)		0.62		(0.13)
Total from investment operations	0.27		0.83		(0.12)		0.95		0.20
Less distributions to shareholders:
Net investment income	(0.32)		(0.33)		(0.32)		(0.33)		(0.32)
Net realized gains	(0.04)		(0.06)		(0.01)		—		(0.14)
Total distributions to shareholders	(0.36)		(0.39)		(0.33)		(0.33)		(0.46)
Proceeds from regulatory settlements	0.00	(e)	—		—		—		—
Net asset value, end of period	$7.90		$7.99		$7.55		$8.00		$7.38
Total return	3.42	%(a)	11.35%		(1.54%)		13.05%		3.05%
Ratios to average net assets(b)
Total gross expenses	0.63%		0.63%		0.62%		0.61%		0.70%
Total net expenses(c)	0.54	%(d)	0.54	%(d)	0.53	%(d)	0.53	%(d)	0.59	%(d)
Net investment income	4.06%		4.30%		4.16%		4.22%		4.57%
Supplemental data
Net assets, end of period (in thousands)	$106,799		$75,032		$70,850		$84,354		$76,568
Portfolio turnover	12%		14%		14%		14%		28%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.06%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to zero.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia California Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management

Annual Report 2015
30

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That

Annual Report 2015
31

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2015 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2015 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.14%
Class B	0.14
Class C	0.14
Class R4	0.14
Class Z	0.14

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the

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32

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At October 31, 2015, the Fund's total potential future obligation over the life of the Guaranty is $41,566. The liability remaining at October 31, 2015 for non-recurring charges associated with the lease amounted to $24,144 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $440.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $140,447 for Class A, $180 for Class B and $3,049 for Class C shares for the year ended October 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2015 Through February 29, 2016	Prior to March 1, 2015
Class A	0.81%	0.79%
Class B	1.56	1.54
Class C	1.56	1.54
Class R4	0.56	0.54
Class Z	0.56	0.54

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, the Fund's expense ratio is subject to a voluntary expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating

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33

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of 0.79% for Class A, 1.54% for Class B, 1.54% for Class C, 0.54% for Class R4 and 0.54% for Class Z. This arrangement may be revised or discontinued at any time.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement under these fee waivers and/or expense reimbursement arrangements.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, Trustees' deferred compensation, distributions, proceeds from regulatory settlements and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$312,080
Paid-in capital	(312,080)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2015	2014
Ordinary income	$304,876	$32,140
Tax-exempt income	18,462,275	18,879,462
Long-term capital gains	2,101,919	3,695,446
Total	$20,869,070	$22,607,048

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$2,089,546
Undistributed long-term capital gains	2,725,803
Net unrealized appreciation	46,316,581

At October 31, 2015, the cost of investments for federal income tax purposes was $469,486,751 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$46,755,288
Unrealized depreciation	(438,707)
Net unrealized appreciation	46,316,581

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $103,148,057 and $59,423,733, respectively, for the year ended October 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended October 31, 2015, the Fund recorded a receivable of $312,081 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against third parties relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in

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34

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan as lead of a syndicate of banks under the credit facility agreement. The credit facility agreement, as amended, permits collective borrowings up to $1 billion under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2015, one unaffiliated shareholder of record owned 25.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 25.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

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35

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at

http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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36

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia California Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Tax-Exempt Fund (the "Fund," a series of Columbia Funds Series Trust I) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 22, 2015

Annual Report 2015
37

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Capital Gain Dividend	$3,019,638
Exempt-Interest Dividends	98.38%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

Annual Report 2015
38

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company);and Premier, Inc. (healthcare)

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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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40

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010- December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

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41

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
42

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia California Tax-Exempt Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on March 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Agreements;

Annual Report 2015
43

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
44

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the thirty-fourth, twenty-seventh and twenty-fourth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and

Annual Report 2015
45

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
46

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
47

Columbia California Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN123_10_E01_(12/15)

ANNUAL REPORT

October 31, 2015

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $471 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of September 30, 2015. Source: Ameriprise Q3 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of September 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	17
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Board Consideration and Approval of Advisory Agreement	41
Important Information About This Report	45

Annual Report 2015

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free New York Intermediate Muni Bond Fund (the Fund) Class A shares returned 2.15% excluding sales charges for the 12-month period that ended October 31, 2015. Class Z shares of the Fund returned 2.49% for the same period.

■  During the same time period, the Fund's benchmarks, the Barclays New York 3-15 Year Blend Municipal Bond Index and the Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 2.72% and 2.64%, respectively.

■  The Fund benefited from its overweight in hospital-related bonds, but its holdings in callable bonds detracted.

Average Annual Total Returns (%) (for period ended October 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02
Excluding sales charges		2.15	3.06	3.70
Including sales charges		-0.94	2.43	3.38
Class B	11/25/02
Excluding sales charges		1.47	2.29	2.93
Including sales charges		-1.50	2.29	2.93
Class C	11/25/02
Excluding sales charges		1.77	2.63	3.28
Including sales charges		0.78	2.63	3.28
Class R4*	03/19/13	2.49	3.32	3.96
Class T	12/31/91
Excluding sales charges		2.33	3.16	3.80
Including sales charges		-2.54	2.16	3.30
Class Z	12/31/91	2.49	3.32	3.96
Barclays New York 3-15 Year Blend Municipal Bond Index		2.72	3.70	4.62
Barclays 3-15 Year Blend Municipal Bond Index		2.64	3.91	4.70

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 3.25% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays New York 3-15 Year Blend Municipal Bond Index tracks investment grade bonds from the state of New York and its municipalities.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2005 – October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free New York Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

The Fund's Class A shares returned 2.15% excluding sales charges during the 12-month period that ended October 31, 2015. Class Z shares of the Fund returned 2.49% for the same period. During the same 12-month period, the Barclays New York 3-15 Year Blend Municipal Bond Index (Barclays NY Index) returned 2.72% and the Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 2.64%. The Fund benefited from its overweight in hospital-related bonds, but its holdings in callable bonds detracted.

Market Overview

As the return of the benchmark would indicate, intermediate-term municipal bonds generated muted returns during the past 12 months. After a small rally in the first three months of the period, yields subsequently rose (as prices fell) in tandem with U.S. Treasuries through the first half of 2015. During this time, the municipal market was pressured by the impact that heavy new-issue supply had on prices. Refunding activity accounted for a large portion of the elevated supply, as issuers capitalized on the environment of low interest rates to refund higher rated debt. The supply-and-demand equation improved in June, however, leading to improved market conditions. Further, weaker economic data indicated that the U.S. Federal Reserve (Fed) could delay its first interest-rate increase, fueling a rally in both Treasuries and municipal bonds.

New York's Municipal Bond Market Exhibited Relative Strength

New York municipal bonds outperformed the broader national market during the period. The state's economy has been robust, with a falling unemployment rate and rising labor-force participation. The expansion in private-sector job growth has been broad-based, with gains across a wide range of industries. Notably, there has been a meaningful shift toward higher paying jobs as the New York economy transitions toward more value-added industries such as information technology. In addition, the state has been passing its budgets on time and with modest surpluses — a reflection of both rising tax revenues and improving fiscal management.

These trends have been reflected in upgrades to the state's general obligation debt in recent years, together with a current "stable" outlook from Standard & Poor's. At a time in which other large states have been pressured by concerns about unfunded pension obligations, the general strength in New York's economy and financial position have provided a firm underpinning to its municipal bond market. Nevertheless, a meaningful downturn in the stock market could have an adverse impact on the state's growth given the large role of the financial sector in its economy.

Contributors and Detractors

The Fund benefited from its overweighting to hospital-related bonds, which performed well during the period. Issuers in the sector largely fall into the lower investment-grade rating tiers of A and BBB, which outpaced the broader market as yield spreads tightened.

Quality Breakdown (%) (at October 31, 2015)
AAA rating	3.3
AA rating	38.1
A rating	41.5
BBB rating	12.0
BB rating	1.1
Not rated	4.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015
5

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and net asset value (NAV). Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Funds income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

The Fund's positions in bonds with shorter calls detracted from performance, as these bonds typically offer lower yields than their benchmark counterparts. In particular, many of the Fund's holdings in bonds with six- to eight-year maturities have a call feature that is a year shorter, on average, than the holdings in the benchmark. These bonds underperformed the corresponding benchmark components by a fair amount, reflecting the outperformance of longer term issues with longer call features during the 12-month period.

Fund Positioning

We targeted a neutral duration positioning relative to the benchmark and placed an emphasis on the lower rated segment of the investment-grade market, which offered additional income versus the market as a whole. On average, our purchases during the period were in the 15-year maturity range with a quality rating of A2.

While we do not currently expect that the pace of yield spread tightening that has occurred in the past two years will continue, we also believe that spreads will not widen dramatically. We also anticipate that any Fed rate increases should be very gradual, which should limit the impact on the municipal bond market.

The Fund's overweighting in pre-refunded bonds increased during the period due to the high volume of issuer re-financings across the industry. (Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow to collateralize the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.) We have looked for chances to reduce this exposure given that pre-refunded bonds are of the highest quality and offer less yield than their lower rated, investment-grade counterparts.

At this time, we continue to seek opportunities to reinvest the Fund's shortest maturity exposure into A and BBB rated issues for the additional income that they provide. The Fund's duration — or interest-rate sensitivity — is roughly neutral at this time relative to its benchmark, and we currently expect to maintain this profile for the time being. We presently anticipate that our purchases will favor the 15-year range, as that area of the curve is currently steep and we believe offers a large amount of incremental yield. We currently expect to remain underweight to transportation-related issues due to the industry's high weighting within the benchmark.

In managing the Fund, we continue to emphasize bottom-up, issue-by-issue credit research and maintaining a competitive dividend yield for shareholders. As always, we analyze what effects new purchases have on the portfolio, while seeking to manage capital gains in order to minimize tax consequences.

Annual Report 2015
6

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2015 – October 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,014.10	1,021.31	3.79	3.80	0.75
Class B	1,000.00	1,000.00	1,010.30	1,017.55	7.56	7.59	1.50
Class C	1,000.00	1,000.00	1,011.80	1,019.05	6.05	6.07	1.20
Class R4	1,000.00	1,000.00	1,015.30	1,022.56	2.53	2.54	0.50
Class T	1,000.00	1,000.00	1,014.60	1,021.81	3.28	3.29	0.65
Class Z	1,000.00	1,000.00	1,015.40	1,022.56	2.53	2.54	0.50

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
DISPOSAL 2.1%
Babylon Industrial Development Agency Revenue Bonds Covanta Babylon, Inc. Series 2009A 01/01/18	5.000%	3,500,000	3,799,670
Oneida-Herkimer Solid Waste Management Authority Revenue Bonds Series 2011 04/01/19	5.000%	830,000	925,151
04/01/20	5.000%	870,000	984,292
Total			5,709,113
HEALTH SERVICES 1.8%
New York State Dormitory Authority Refunding Revenue Bonds Icahn School of Medicine at Mount Sinai Series 2015 07/01/30	5.000%	3,400,000	3,843,462
Mount Sinai School of Medicine Series 2010A 07/01/21	5.000%	1,000,000	1,146,320
Total			4,989,782
HIGHER EDUCATION 7.8%
Albany Capital Resource Corp. Refunding Revenue Bonds Albany College of Pharmacy & Health Services Series 2014 12/01/31	5.000%	500,000	560,410
Build NYC Resource Corp. Refunding Revenue Bonds City University of New York-Queens Series 2014A 06/01/29	5.000%	225,000	261,981
06/01/30	5.000%	300,000	347,574
County of Saratoga Refunding Revenue Bonds Skidmore College Series 2014B 07/01/21	5.000%	200,000	237,074
07/01/22	5.000%	220,000	263,067
Dutchess County Local Development Corp. Revenue Bonds Marist College Project Series 2015A 07/01/29	5.000%	1,000,000	1,162,190
Geneva Development Corp. Refunding Revenue Bonds Hobart & William Smith College Series 2012 09/01/24	5.000%	600,000	702,324
09/01/25	5.000%	300,000	348,144
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hempstead Town Local Development Corp. Refunding Revenue Bonds Adelphi University Project Series 2014 10/01/34	5.000%	300,000	339,369
Revenue Bonds Hofstra University Project Series 2013 07/01/28	5.000%	1,170,000	1,335,672
New York State Dormitory Authority Refunding Revenue Bonds Barnard College Series 2015A 07/01/30	5.000%	700,000	807,828
New School Series 2015A 07/01/29	5.000%	450,000	527,513
Pratt Institute Series 2015A 07/01/34	5.000%	2,000,000	2,249,620
St. John's University Series 2015A 07/01/30	5.000%	675,000	774,124
Revenue Bonds Cornell University Series 2009A 07/01/25	5.000%	1,000,000	1,131,360
Culinary Institute of America Series 2012 07/01/28	5.000%	500,000	552,385
New York University Series 1998A (NPFGC) 07/01/17	6.000%	2,475,000	2,696,215
07/01/20	5.750%	2,000,000	2,394,900
Rochester Institute of Technology Series 2010 07/01/21	5.000%	1,000,000	1,147,530
St. John's University Series 2012A 07/01/27	5.000%	470,000	540,354
Teachers College Series 2009 03/01/24	5.000%	1,000,000	1,114,900
Unrefunded Revenue Bonds Barnard College Series 2007A (NPFGC) 07/01/18	5.000%	350,000	375,620
Oneida County Industrial Development Agency(a) Revenue Bonds Hamilton College Project Series 2007A (NPFGC) 07/01/18	0.000%	1,000,000	945,590
07/01/20	0.000%	1,000,000	861,210
Total			21,676,954

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
HOSPITAL 11.4%
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds Catholic Health System Series 2015 07/01/27	5.000%	400,000	456,604
07/01/28	5.000%	360,000	407,905
Build NYC Resource Corp. Refunding Revenue Bonds New York Methodist Hospital Project Series 2014 07/01/28	5.000%	150,000	169,991
07/01/29	5.000%	175,000	196,984
County of Saratoga Revenue Bonds Saratoga Hospital Project Series 2013A 12/01/24	5.000%	1,085,000	1,269,168
12/01/25	5.000%	1,115,000	1,298,016
12/01/27	5.000%	1,225,000	1,405,871
Dutchess County Local Development Corp. Revenue Bonds Series 2014A 07/01/34	5.000%	300,000	329,853
Monroe County Industrial Development Corp. Refunding Revenue Bonds Highland Hospital Rochester Project Series 2015 07/01/25	5.000%	450,000	535,657
07/01/26	5.000%	350,000	411,261
Nassau County Local Economic Assistance Corp. Refunding Revenue Bonds Catholic Health Services Series 2011 07/01/19	5.000%	1,840,000	2,076,090
07/01/20	5.000%	2,815,000	3,235,730
Revenue Bonds Catholic Health Services of Long Island Series 2014 07/01/32	5.000%	1,250,000	1,385,162
07/01/33	5.000%	675,000	743,749
New York State Dormitory Authority Refunding Revenue Bonds NYU Hospitals Center Series 2014 07/01/30	5.000%	1,000,000	1,138,950
07/01/31	5.000%	1,000,000	1,127,630
North Shore-Long Island Jewish Obligation Group Series 2015A 05/01/31	5.000%	3,000,000	3,401,790
Revenue Bonds Memorial Sloan-Kettering Cancer Center Series 2012 07/01/27	5.000%	500,000	582,070

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mount Sinai Hospital Series 2010A 07/01/26	5.000%	1,725,000	1,957,047
Series 2011A 07/01/31	5.000%	2,000,000	2,194,460
New York University Hospital Center Series 2006A 07/01/20	5.000%	3,000,000	3,084,780
Series 2011A 07/01/23	5.125%	1,000,000	1,142,730
Orange Regional Medical Center Series 2008 12/01/29	6.125%	1,350,000	1,474,470
Onondaga Civic Development Corp. Revenue Bonds St. Joseph's Hospital Health Center Project Series 2014 07/01/25	5.000%	500,000	537,005
Saratoga County Industrial Development Agency Revenue Bonds Saratoga Hospital Project Series 2007B 12/01/22	5.000%	500,000	534,225
12/01/27	5.125%	500,000	531,065
Total			31,628,263
INVESTOR OWNED 1.5%
New York State Energy Research & Development Authority(b) Refunding Revenue Bonds New York State Electric & Gas Series 1994 02/01/29	2.000%	1,500,000	1,514,880
Revenue Bonds Rochester Gas & Electric Corp. Series 2004A (NPFGC) 05/15/32	4.750%	2,650,000	2,716,277
Total			4,231,157
LOCAL APPROPRIATION 1.0%
New York State Dormitory Authority Revenue Bonds Municipal Health Facilities Subordinated Series 2001-2 01/15/21	5.000%	2,500,000	2,733,500
LOCAL GENERAL OBLIGATION 11.0%
City of New York Unlimited General Obligation Bonds Series 2007D-1 12/01/21	5.000%	2,000,000	2,181,720
Subordinated Series 2008I-1 02/01/23	5.000%	2,000,000	2,181,560

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds Series 2014J 08/01/30	5.000%	1,500,000	1,741,890
Unrefunded Unlimited General Obligation Bonds Series 2007D 02/01/24	5.000%	630,000	665,318
City of Syracuse Limited General Obligation Refunding & Public Improvement Bonds Series 2014 08/15/23	5.000%	405,000	488,130
Limited General Obligation Refunding Bonds Series 2015A 03/01/24	5.000%	1,000,000	1,202,480
City of Utica Limited General Obligation Refunding & Public Improvement Bonds Series 2013 04/01/19	4.000%	1,575,000	1,687,518
City of Yonkers Limited General Obligation Notes Series 2015A (AGM) 03/15/23	5.000%	1,250,000	1,441,138
County of Allegany Limited General Obligation Refunding Bonds Public Improvement Series 2014 (BAM) 09/15/28	5.000%	1,375,000	1,643,276
County of Erie Limited General Obligation Bonds Public Improvement Series 2012A 04/01/25	5.000%	500,000	584,035
County of Monroe Unlimited General Obligation Refunding & Public Improvement Bonds Series 1996 (NPFGC) 03/01/16	6.000%	1,210,000	1,231,320
County of Nassau Unlimited General Obligation Improvement Bonds Series 2010A 04/01/18	4.000%	1,340,000	1,437,525
County of Rockland Limited General Obligation Bonds Series 2014A (AGM) 03/01/24	5.000%	1,450,000	1,712,261
County of Suffolk Unlimited General Obligation Bonds Public Improvement Series 2008B 11/01/19	5.000%	2,315,000	2,576,549
New York State Dormitory Authority Refunding Revenue Bonds School Districts Bond Financing Series 2013E (AGM) 10/01/31	5.000%	500,000	574,365

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
School Districts Financing Program Series 2015B (AGM) 10/01/27	5.000%	2,010,000	2,389,207
Ramapo Local Development Corp. Refunding Revenue Bonds Guaranteed Series 2013 03/15/28	5.000%	2,180,000	2,428,891
Sachem Central School District Unlimited General Obligation Refunding Bonds Series 2006 (NPFGC) 10/15/24	4.250%	1,000,000	1,032,690
Three Village Central School District Brookhaven & Smithtown Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/01/18	5.000%	1,000,000	1,106,240
Town of Oyster Bay Limited General Obligation Refunding & Public Improvement Bonds Series 2014B 08/15/23	5.000%	1,850,000	2,203,387
Total			30,509,500
MULTI-FAMILY 1.8%
Housing Development Corp. Refunding Revenue Bonds 8 Spruce Street Series 2014E 02/15/48	3.500%	1,000,000	1,036,080
New York State Dormitory Authority Revenue Bonds Residential Institution for Children Series 2008A-1 06/01/33	5.000%	1,700,000	1,841,151
Tompkins County Development Corp. Revenue Bonds Tompkins Cortland Community College Series 2013 07/01/17	5.000%	1,005,000	1,053,722
07/01/18	5.000%	1,045,000	1,120,993
Total			5,051,946
MUNICIPAL POWER 3.5%
Long Island Power Authority Refunding Revenue Bonds Series 2014A 09/01/34	5.000%	2,000,000	2,250,500
Revenue Bonds Series 2009A 04/01/21	5.250%	1,000,000	1,111,420
04/01/22	5.500%	3,000,000	3,349,860
Series 2011A 05/01/21	5.000%	1,000,000	1,155,440

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012B 09/01/26	5.000%	1,510,000	1,718,002
Total			9,585,222
OTHER BOND ISSUE 1.6%
Build NYC Resource Corp. Revenue Bonds Series 2015 07/01/29	5.000%	545,000	630,919
07/01/31	5.000%	715,000	821,921
New York Liberty Development Corp. Refunding Revenue Bonds 4 World Trade Center Project Series 2011 11/15/31	5.000%	2,350,000	2,669,060
Westchester County Industrial Development Agency Revenue Bonds Guiding Eyes for the Blind Series 2004 08/01/24	5.375%	395,000	399,732
Total			4,521,632
POOL / BOND BANK 6.1%
New York Municipal Bond Bank Agency Revenue Bonds Subordinated Series 2009C-1 02/15/18	5.000%	3,000,000	3,269,550
New York State Dormitory Authority Revenue Bonds School Districts Financing Program Series 2008A (AGM) 10/01/23	5.000%	3,000,000	3,352,200
Series 2009C (AGM) 10/01/22	5.000%	3,000,000	3,365,430
Series 2012B 10/01/26	5.000%	3,000,000	3,493,980
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds-New York City Municipal Water Series 2008B 06/15/21	5.000%	3,000,000	3,339,180
Total			16,820,340
PORTS 2.2%
Port Authority of New York & New Jersey Refunding Revenue Bonds Consolidated 184th Series 2014 09/01/30	5.000%	2,000,000	2,347,380

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Consolidated 161st Series 2009 10/15/31	5.000%	3,390,000	3,875,380
Total			6,222,760
PREP SCHOOL 1.4%
Build NYC Resource Corp. Refunding Revenue Bonds Horace Mann School Project Series 2014 07/01/26	5.000%	475,000	569,292
07/01/27	5.000%	600,000	714,198
Series 2015 06/01/26	5.000%	225,000	266,918
06/01/28	5.000%	250,000	291,305
Revenue Bonds International Leadership Charter School Series 2013 07/01/23	5.000%	1,000,000	983,690
Rensselaer County Industrial Development Agency Refunding Revenue Bonds Emma Willard School Project Series 2015A 01/01/34	5.000%	450,000	500,665
01/01/35	5.000%	590,000	655,455
Total			3,981,523
RECREATION 2.6%
Build NYC Resource Corp. Revenue Bonds YMCA of Greater NY Project Series 2012 08/01/32	5.000%	500,000	547,250
Build NYC Resource Corp.(c) Refunding Revenue Bonds YMCA of Greater New York Project Series 2015 08/01/29	5.000%	430,000	483,587
New York City Industrial Development Agency Revenue Bonds Pilot-Queens Baseball Stadium Series 2006 (AMBAC) 01/01/19	5.000%	850,000	889,423
New York City Trust for Cultural Resources Refunding Revenue Bonds Museum of Modern Art Series 2008-1A 04/01/26	5.000%	4,850,000	5,410,708
Total			7,330,968

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
REFUNDED / ESCROWED 9.9%
Albany Industrial Development Agency Prerefunded 11/15/17 Revenue Bonds St. Peters Hospital Project Series 2008A 11/15/22	5.750%	500,000	552,145
11/15/27	5.250%	1,000,000	1,094,160
Series 2008E 11/15/22	5.250%	500,000	547,080
Elizabeth Forward School District Unlimited General Obligation Bonds Capital Appreciation Series 1994B Escrowed to Maturity (NPFGC)(a) 09/01/20	0.000%	2,210,000	2,074,726
Erie County Industrial Development Agency (The) Prerefunded 11/15/16 Revenue Bonds Orchard Park CRCC, Inc. Project Series 2006A 11/15/36	6.000%	1,000,000	1,058,450
Revenue Bonds School District of Buffalo Project Series 2008A Escrowed to Maturity (AGM) 05/01/18	5.000%	1,000,000	1,105,100
New York City Industrial Development Agency Prerefunded 08/01/16 Revenue Bonds YMCA of Greater New York Project Series 2006 08/01/26	5.000%	1,000,000	1,035,050
New York State Dormitory Authority Prerefunded 05/01/19 Revenue Bonds North Shore-Long Island Jewish Obligation Group Series 2009A 05/01/30	5.250%	4,000,000	4,590,760
Prerefunded 07/01/17 Revenue Bonds Barnard College Series 2007A (NPFGC) 07/01/18	5.000%	1,395,000	1,497,281
Prerefunded 07/01/19 Revenue Bonds Mount Sinai School of Medicine Series 2009 07/01/27	5.500%	4,000,000	4,635,880
Prerefunded 11/01/16 Revenue Bonds Long Island Jewish Obligation Group Series 2006A 11/01/19	5.000%	1,000,000	1,046,990
New York State Dormitory Authority(a) Revenue Bonds Capital Appreciation-Memorial Sloan-Kettering Cancer Center Series 2003-1 Escrowed to Maturity (NPFGC) 07/01/25	0.000%	3,750,000	3,070,050
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2005BB Escrowed to Maturity (AGM)(d) 07/01/22	5.250%	355,000	433,647

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Triborough Bridge & Tunnel Authority Prerefunded 01/01/22 Revenue Bonds General Purpose Series 1999B 01/01/30	5.500%	2,000,000	2,464,380
Prerefunded 05/15/18 Revenue Bonds General Purpose Series 2008A 11/15/21	5.000%	2,000,000	2,213,760
Total			27,419,459
RETIREMENT COMMUNITIES 3.4%
Buffalo & Erie County Industrial Land Development Corp. Refunding Revenue Bonds Orchard Park Series 2015 11/15/29	5.000%	550,000	597,481
11/15/30	5.000%	650,000	700,589
New York State Dormitory Authority Revenue Bonds Miriam Osborn Memorial Home Association Series 2012 07/01/26	5.000%	740,000	792,370
07/01/27	5.000%	700,000	745,017
Suffolk County Industrial Development Agency Refunding Revenue Bonds Jeffersons Ferry Project Series 2006 11/01/28	5.000%	2,500,000	2,547,325
Tompkins County Development Corp. Refunding Revenue Bonds Kendal at Ithaca, Inc. Project Series 2014 07/01/29	5.000%	1,000,000	1,097,170
07/01/34	5.000%	1,000,000	1,079,440
Ulster County Industrial Development Agency Revenue Bonds Series 2007A 09/15/27	6.000%	1,730,000	1,731,367
Total			9,290,759
SALES TAX 0.9%
Sales Tax Asset Receivable Corp. Refunding Revenue Bonds Fiscal 2015 Series 2014A 10/15/24	5.000%	2,000,000	2,498,560
SPECIAL NON PROPERTY TAX 9.4%
Metropolitan Transportation Authority Revenue Bonds Series 2004A (NPFGC) 11/15/18	5.250%	800,000	904,504

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Transitional Finance Authority Building Aid Revenue Bonds Series 2007S-2 (NPFGC) 01/15/21	5.000%	4,300,000	4,524,417
New York City Transitional Finance Authority Revenue Bonds Future Tax Secured Subordinated Series 2009A-1 05/01/27	5.000%	5,000,000	5,647,400
New York Convention Center Development Corp. Refunding Revenue Bonds Hotel Unit Fee Secured Series 2015 11/15/27	5.000%	4,120,000	4,895,219
New York State Dormitory Authority Refunding Revenue Bonds Education Series 2005B (AMBAC) 03/15/26	5.500%	1,000,000	1,280,640
New York State Housing Finance Agency Revenue Bonds Series 2008A 09/15/19	5.000%	1,400,000	1,518,398
New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds Series 2008A 04/01/21	5.000%	1,000,000	1,099,570
New York State Thruway Authority Revenue Bonds Transportation Series 2007A 03/15/22	5.000%	1,000,000	1,083,630
Virgin Islands Public Finance Authority(d) Refunding Revenue Bonds Series 2013B 10/01/24	5.000%	1,740,000	1,967,244
Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A 10/01/25	5.000%	2,755,000	3,074,608
Total			25,995,630
STATE APPROPRIATED 6.1%
Erie County Industrial Development Agency (The) Revenue Bonds School District of Buffalo Project Series 2011A 05/01/30	5.250%	1,440,000	1,672,949
New York State Dormitory Authority Refunding Revenue Bonds Consolidated Service Contract Series 2009A 07/01/24	5.000%	3,000,000	3,383,640

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Mental Health Services Facility Improvements Series 2009 02/15/18	5.500%	1,000,000	1,107,780
Schools Program Series 2000 07/01/20	6.250%	1,045,000	1,050,371
State University Educational Facilities 3rd General Series 2005A (NPFGC) 05/15/21	5.500%	1,000,000	1,207,210
Series 1993A 05/15/19	5.500%	2,500,000	2,799,650
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B 01/01/26	5.000%	3,125,000	3,448,313
Series 2008C 01/01/22	5.000%	2,000,000	2,215,560
Total			16,885,473
TOBACCO 1.1%
Chautauqua Tobacco Asset Securitization Corp. Refunding Revenue Bonds Series 2014 06/01/29	5.000%	3,000,000	3,154,350
TRANSPORTATION 6.2%
Metropolitan Transportation Authority Revenue Bonds Series 2005B (AMBAC) 11/15/24	5.250%	750,000	929,775
Series 2006 (CIFG/TCRS) 11/15/22	5.000%	2,280,000	2,393,134
Series 2007B 11/15/22	5.000%	1,500,000	1,628,820
Series 2008C 11/15/23	6.250%	3,570,000	4,140,557
Series 2014C 11/15/29	5.000%	3,000,000	3,479,760
Transportation Series 2010D 11/15/28	5.250%	3,000,000	3,470,070
Series 2014B 11/15/22	5.000%	1,000,000	1,199,870
Total			17,241,986
TURNPIKE / BRIDGE / TOLL ROAD 3.1%
New York State Thruway Authority Refunding Revenue Bonds Series 2014 01/01/29	5.000%	1,850,000	2,157,526
01/01/32	5.000%	1,000,000	1,144,580

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Niagara Falls Bridge Commission Revenue Bonds Bridge System Series 1993A (AGM) 10/01/19	4.000%	1,640,000	1,762,967
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds General Purpose Series 2011A 01/01/25	5.000%	3,000,000	3,540,840
Total			8,605,913
WATER & SEWER 1.3%
Buffalo Municipal Water Finance Authority Refunding Revenue Bonds Series 2015A 07/01/28	5.000%	700,000	816,410
Rensselaer County Water Service & Sewer Authority Revenue Bonds Sewer Service Series 2008 09/01/28	5.100%	1,155,000	1,210,498
Water Service Series 2008 09/01/28	5.100%	570,000	597,388
Upper Mohawk Valley Regional Water Finance Authority(c) Refunding Revenue Bonds Series 2015 (BAM) 04/01/24	5.000%	200,000	241,710
04/01/25	5.000%	175,000	212,739
04/01/26	5.000%	125,000	150,155
Western Nassau County Water Authority Revenue Bonds Series 2015A 04/01/27	5.000%	145,000	171,613
04/01/28	5.000%	175,000	205,216
Total			3,605,729
Total Municipal Bonds (Cost: $253,105,470)			269,690,519

Money Market Funds 0.6%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.000%(e)	1,533,874	1,533,874
Total Money Market Funds (Cost: $1,533,874)		1,533,874
Total Investments (Cost: $254,639,344)		271,224,393
Other Assets & Liabilities, Net		6,190,957
Net Assets		277,415,350

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Variable rate security.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2015, the value of these securities amounted to $5,475,499 or 1.97% of net assets.

(e)  The rate shown is the seven-day current annualized yield at October 31, 2015.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BAM  Build America Mutual Assurance Co.

CIFG  IXIS Financial Guaranty

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	269,690,519	—	269,690,519
Money Market Funds	1,533,874	—	—	1,533,874
Total Investments	1,533,874	269,690,519	—	271,224,393

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

Assets
Investments, at value
(identified cost $254,639,344)	$271,224,393
Cash	4,360,287
Receivable for:
Capital shares sold	411,146
Interest	3,472,315
Expense reimbursement due from Investment Manager	1,510
Prepaid expenses	2,123
Trustees' deferred compensation plan	35,384
Total assets	279,507,158
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,089,313
Capital shares purchased	162,580
Dividend distributions to shareholders	723,339
Investment management fees	3,038
Distribution and/or service fees	637
Transfer agent fees	44,952
Administration fees	528
Chief compliance officer expenses	10
Other expenses	32,027
Trustees' deferred compensation plan	35,384
Total liabilities	2,091,808
Net assets applicable to outstanding capital stock	$277,415,350
Represented by
Paid-in capital	$261,450,152
Undistributed net investment income	188,604
Accumulated net realized loss	(808,455)
Unrealized appreciation (depreciation) on:
Investments	16,585,049
Total — representing net assets applicable to outstanding capital stock	$277,415,350

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2015

Class A
Net assets	$33,347,778
Shares outstanding	2,753,768
Net asset value per share	$12.11
Maximum offering price per share(a)	$12.48
Class B
Net assets	$23,743
Shares outstanding	1,961
Net asset value per share	$12.11
Class C
Net assets	$19,817,023
Shares outstanding	1,636,529
Net asset value per share	$12.11
Class R4
Net assets	$681,561
Shares outstanding	56,334
Net asset value per share	$12.10
Class T
Net assets	$7,405,976
Shares outstanding	611,700
Net asset value per share	$12.11
Maximum offering price per share(a)	$12.71
Class Z
Net assets	$216,139,269
Shares outstanding	17,852,007
Net asset value per share	$12.11

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Net investment income
Income:
Dividends	$36
Interest	9,929,095
Total income	9,929,131
Expenses:
Investment management fees	1,072,538
Distribution and/or service fees
Class A	68,094
Class B	765
Class C	191,362
Class T	11,351
Transfer agent fees
Class A	54,350
Class B	152
Class C	38,082
Class R4	1,107
Class T	15,057
Class Z	425,045
Administration fees	186,753
Compensation of board members	20,718
Custodian fees	2,957
Printing and postage fees	24,706
Registration fees	32,471
Audit fees	24,780
Legal fees	8,778
Chief compliance officer expenses	131
Other	10,002
Total expenses	2,189,199
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(576,794)
Fees waived by Distributor — Class C	(57,409)
Expense reductions	(160)
Total net expenses	1,554,836
Net investment income	8,374,295
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,079,763
Net realized gain	1,079,763
Net change in unrealized appreciation (depreciation) on:
Investments	(3,244,484)
Net change in unrealized depreciation	(3,244,484)
Net realized and unrealized loss	(2,164,721)
Net increase in net assets resulting from operations	$6,209,574

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations
Net investment income	$8,374,295	$8,484,730
Net realized gain (loss)	1,079,763	(74,284)
Net change in unrealized appreciation (depreciation)	(3,244,484)	4,317,609
Net increase in net assets resulting from operations	6,209,574	12,728,055
Distributions to shareholders
Net investment income
Class A	(804,895)	(564,925)
Class B	(1,700)	(2,696)
Class C	(479,930)	(503,269)
Class R4	(17,845)	(7,380)
Class T	(231,668)	(256,367)
Class Z	(6,859,545)	(7,126,609)
Total distributions to shareholders	(8,395,583)	(8,461,246)
Increase (decrease) in net assets from capital stock activity	18,067,614	(2,820,393)
Total increase in net assets	15,881,605	1,446,416
Net assets at beginning of year	261,533,745	260,087,329
Net assets at end of year	$277,415,350	$261,533,745
Undistributed net investment income	$188,604	$209,892

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,399,778	17,045,128	743,504	8,993,582
Distributions reinvested	62,713	760,349	41,661	503,367
Redemptions	(336,899)	(4,091,850)	(664,352)	(8,000,772)
Net increase	1,125,592	13,713,627	120,813	1,496,177
Class B shares
Subscriptions	830	9,999	43	525
Distributions reinvested	135	1,635	177	2,133
Redemptions(a)	(6,407)	(77,340)	(2,744)	(33,200)
Net decrease	(5,442)	(65,706)	(2,524)	(30,542)
Class C shares
Subscriptions	390,502	4,731,252	295,910	3,569,528
Distributions reinvested	20,322	246,605	20,021	241,748
Redemptions	(317,476)	(3,840,973)	(314,800)	(3,792,144)
Net increase	93,348	1,136,884	1,131	19,132
Class R4 shares
Subscriptions	27,001	327,034	46,689	563,687
Distributions reinvested	1,446	17,521	589	7,141
Redemptions	(11,191)	(135,194)	(11,895)	(142,402)
Net increase	17,256	209,361	35,383	428,426
Class T shares
Subscriptions	1,828	22,194	2,360	28,488
Distributions reinvested	11,536	139,987	12,814	154,694
Redemptions	(36,338)	(439,145)	(74,038)	(889,368)
Net decrease	(22,974)	(276,964)	(58,864)	(706,186)
Class Z shares
Subscriptions	2,382,244	28,927,680	2,295,241	27,701,774
Distributions reinvested	88,736	1,076,770	85,230	1,029,554
Redemptions	(2,198,839)	(26,654,038)	(2,727,687)	(32,758,728)
Net increase (decrease)	272,141	3,350,412	(347,216)	(4,027,400)
Total net increase (decrease)	1,479,921	18,067,614	(251,277)	(2,820,393)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$12.21		$12.00		$12.55		$12.10		$12.14
Income from investment operations:
Net investment income	0.36		0.38		0.37		0.37		0.39
Net realized and unrealized gain (loss)	(0.10)		0.21		(0.55)		0.45		(0.04)
Total from investment operations	0.26		0.59		(0.18)		0.82		0.35
Less distributions to shareholders:
Net investment income	(0.36)		(0.38)		(0.37)		(0.37)		(0.39)
Total distributions to shareholders	(0.36)		(0.38)		(0.37)		(0.37)		(0.39)
Net asset value, end of period	$12.11		$12.21		$12.00		$12.55		$12.10
Total return	2.15%		5.01%		(1.49%)		6.84%		2.99%
Ratios to average net assets(a)
Total gross expenses	0.96%		0.96%		0.95%		0.99%		0.98%
Total net expenses(b)	0.75	%(c)	0.75	%(c)	0.75	%(c)	0.75	%(c)	0.76	%(c)
Net investment income	2.95%		3.17%		2.98%		2.97%		3.30%
Supplemental data
Net assets, end of period (in thousands)	$33,348		$19,873		$18,084		$21,764		$15,431
Portfolio turnover	12%		14%		13%		7%		8%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$12.20		$12.00		$12.55		$12.10		$12.14
Income from investment operations:
Net investment income	0.27		0.29		0.27		0.28		0.30
Net realized and unrealized gain (loss)	(0.09)		0.20		(0.55)		0.44		(0.04)
Total from investment operations	0.18		0.49		(0.28)		0.72		0.26
Less distributions to shareholders:
Net investment income	(0.27)		(0.29)		(0.27)		(0.27)		(0.30)
Total distributions to shareholders	(0.27)		(0.29)		(0.27)		(0.27)		(0.30)
Net asset value, end of period	$12.11		$12.20		$12.00		$12.55		$12.10
Total return	1.47%		4.14%		(2.23%)		6.02%		2.23%
Ratios to average net assets(a)
Total gross expenses	1.72%		1.71%		1.70%		1.74%		1.75%
Total net expenses(b)	1.50	%(c)	1.50	%(c)	1.50	%(c)	1.50	%(c)	1.52	%(c)
Net investment income	2.22%		2.43%		2.21%		2.25%		2.55%
Supplemental data
Net assets, end of period (in thousands)	$24		$90		$119		$241		$459
Portfolio turnover	12%		14%		13%		7%		8%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$12.20		$12.00		$12.55		$12.10		$12.14
Income from investment operations:
Net investment income	0.30		0.33		0.32		0.32		0.34
Net realized and unrealized gain (loss)	(0.09)		0.20		(0.55)		0.45		(0.04)
Total from investment operations	0.21		0.53		(0.23)		0.77		0.30
Less distributions to shareholders:
Net investment income	(0.30)		(0.33)		(0.32)		(0.32)		(0.34)
Total distributions to shareholders	(0.30)		(0.33)		(0.32)		(0.32)		(0.34)
Net asset value, end of period	$12.11		$12.20		$12.00		$12.55		$12.10
Total return	1.77%		4.47%		(1.88%)		6.41%		2.57%
Ratios to average net assets(a)
Total gross expenses	1.71%		1.71%		1.70%		1.74%		1.73%
Total net expenses(b)	1.20	%(c)	1.18	%(c)	1.15	%(c)	1.15	%(c)	1.16	%(c)
Net investment income	2.50%		2.74%		2.58%		2.57%		2.89%
Supplemental data
Net assets, end of period (in thousands)	$19,817		$18,833		$18,498		$23,008		$14,355
Portfolio turnover	12%		14%		13%		7%		8%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$12.19		$11.99		$12.42
Income from investment operations:
Net investment income	0.39		0.41		0.25
Net realized and unrealized gain (loss)	(0.09)		0.20		(0.43)
Total from investment operations	0.30		0.61		(0.18)
Less distributions to shareholders:
Net investment income	(0.39)		(0.41)		(0.25)
Total distributions to shareholders	(0.39)		(0.41)		(0.25)
Net asset value, end of period	$12.10		$12.19		$11.99
Total return	2.49%		5.19%		(1.48%)
Ratios to average net assets(b)
Total gross expenses	0.72%		0.72%		0.67	%(c)
Total net expenses(d)	0.50	%(e)	0.50	%(e)	0.50	%(c)(e)
Net investment income	3.20%		3.39%		3.43	%(c)
Supplemental data
Net assets, end of period (in thousands)	$682		$477		$44
Portfolio turnover	12%		14%		13%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class T	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$12.20		$11.99		$12.55		$12.10		$12.14
Income from investment operations:
Net investment income	0.37		0.39		0.38		0.38		0.40
Net realized and unrealized gain (loss)	(0.09)		0.21		(0.56)		0.45		(0.04)
Total from investment operations	0.28		0.60		(0.18)		0.83		0.36
Less distributions to shareholders:
Net investment income	(0.37)		(0.39)		(0.38)		(0.38)		(0.40)
Total distributions to shareholders	(0.37)		(0.39)		(0.38)		(0.38)		(0.40)
Net asset value, end of period	$12.11		$12.20		$11.99		$12.55		$12.10
Total return	2.33%		5.12%		(1.47%)		6.95%		3.09%
Ratios to average net assets(a)
Total gross expenses	0.87%		0.86%		0.85%		0.90%		0.89%
Total net expenses(b)	0.65	%(c)	0.65	%(c)	0.65	%(c)	0.65	%(c)	0.67	%(c)
Net investment income	3.05%		3.27%		3.08%		3.08%		3.40%
Supplemental data
Net assets, end of period (in thousands)	$7,406		$7,744		$8,319		$9,570		$9,420
Portfolio turnover	12%		14%		13%		7%		8%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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26

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$12.20		$11.99		$12.55		$12.10		$12.14
Income from investment operations:
Net investment income	0.39		0.41		0.40		0.40		0.42
Net realized and unrealized gain (loss)	(0.09)		0.21		(0.56)		0.45		(0.04)
Total from investment operations	0.30		0.62		(0.16)		0.85		0.38
Less distributions to shareholders:
Net investment income	(0.39)		(0.41)		(0.40)		(0.40)		(0.42)
Total distributions to shareholders	(0.39)		(0.41)		(0.40)		(0.40)		(0.42)
Net asset value, end of period	$12.11		$12.20		$11.99		$12.55		$12.10
Total return	2.49%		5.27%		(1.32%)		7.11%		3.24%
Ratios to average net assets(a)
Total gross expenses	0.72%		0.71%		0.70%		0.74%		0.73%
Total net expenses(b)	0.50	%(c)	0.50	%(c)	0.50	%(c)	0.50	%(c)	0.52	%(c)
Net investment income	3.20%		3.42%		3.22%		3.23%		3.55%
Supplemental data
Net assets, end of period (in thousands)	$216,139		$214,517		$215,024		$283,653		$258,766
Portfolio turnover	12%		14%		13%		7%		8%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia AMT-Free New York Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as

Annual Report 2015
28

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2015 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2015 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of

Annual Report 2015
30

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class T	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $160.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the

Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, if the Fund declares dividends on a daily basis, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for Class T shares from falling below 0.00% on a daily basis. The effective shareholder services fee rate for the year ended October 31, 2015 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $19,631 for Class A, $1,450 for Class C and $29 for Class T shares for the year ended October 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's

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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through February 29, 2016
Class A	0.75%
Class B	1.50
Class C	1.50
Class R4	0.50
Class T	0.65
Class Z	0.50

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and

Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2015	2014
Ordinary income	$91,888	$—
Tax-exempt income	8,303,695	8,461,246
Total	$8,395,583	$8,461,246

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$941,925
Capital loss carryforwards	(808,455)
Net unrealized appreciation	16,590,451

At October 31, 2015, the cost of investments for federal income tax purposes was $254,633,942 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$16,708,507
Unrealized depreciation	(118,056)
Net unrealized appreciation	$16,590,451

The following capital loss carryforwards, determined at October 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	808,455

For the year ended October 31, 2015, $1,079,763 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $49,355,596 and $32,462,815 respectively, for the year ended October 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan as lead of a syndicate of banks under the credit facility agreement. The credit facility agreement, as amended, permits collective borrowings up to $1 billion under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At October 31, 2015, one unaffiliated shareholder of record owned 66.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for

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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 6 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the

SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
34

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia AMT-Free New York Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free New York Intermediate Muni Bond Fund (the "Fund," a series of Columbia Funds Series Trust I) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 22, 2015

Annual Report 2015
35

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Exempt-Interest Dividends	98.91%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2015
36

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
37

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
38

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
39

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
40

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free New York Intermediate Muni Bond Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on March 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Agreements;

Annual Report 2015
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the thirty-seventh, thirty-seventh and thirty-seventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

Annual Report 2015
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
44

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
45

Columbia AMT-Free New York Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN204_10_E01_(12/15)

ANNUAL REPORT

October 31, 2015

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

Portfolio Overview	2
Understanding Your Fund's Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	41
Trustees and Officers	42
Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement	46
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

PORTFOLIO OVERVIEW

Portfolio Management

Jim Cielinski

Martin Harvey, CFA

Gene Tannuzzo, CFA

Country Breakdown (%) (at October 31, 2015)
Australia	2.2
Canada	1.4
Colombia	2.0
Italy	1.6
Mexico	13.6
Netherlands	1.5
New Zealand	5.9
Portugal	1.1
Romania	4.9
Spain	1.7
United Kingdom	3.2
United States(a)	60.9
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Quality Breakdown (%) (at October 31, 2015)
AAA rating	15.6
BBB rating	12.1
BB rating	6.7
B rating	5.1
CCC rating	0.3
Not rated	60.2
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Annual Report 2015
2

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2015 – October 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	942.00	(a)	1,019.30	3.73	(a)	5.82	1.15	(a)
Class C	1,000.00	1,000.00	940.00	(a)	1,015.54	6.16	(a)	9.60	1.90	(a)
Class I	1,000.00	1,000.00	944.00	(a)	1,021.31	2.44	(a)	3.80	0.75	(a)
Class R4	1,000.00	1,000.00	944.00	(a)	1,020.56	2.92	(a)	4.56	0.90	(a)
Class R5	1,000.00	1,000.00	944.00	(a)	1,021.06	2.60	(a)	4.05	0.80	(a)
Class W	1,000.00	1,000.00	943.00	(a)	1,019.30	3.73	(a)	5.82	1.15	(a)
Class Z	1,000.00	1,000.00	944.00	(a)	1,020.56	2.92	(a)	4.56	0.90	(a)

(a) Based on operations from June 30, 2015 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
3

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 19.5%

Issuer	Coupon RatePrincipal Amount ($)		Value ($)
CANADA 1.4%
Canadian Pacific Railway Co. 08/01/45	4.800%	120,000	123,505
Cenovus Energy, Inc. 09/15/42	4.450%	20,000	16,092
Rogers Communications, Inc. 03/15/43	4.500%	119,000	112,550
Valeant Pharmaceuticals International, Inc.(a) 08/15/18	6.750%	74,000	71,417
Total			323,564
NETHERLANDS 1.5%
AerCap Aviation Solutions BV 05/30/17	6.375%	70,000	72,975
Fiat Chrysler Automobiles NV 04/15/20	4.500%	25,000	25,250
LYB International Finance BV 03/15/44	4.875%	125,000	120,134
NXP BV/Funding LLC(a) 06/15/20	4.125%	65,000	66,300
Schaeffler Holding Finance BV PIK(a) 08/15/18	6.875%	63,000	65,363
Total			350,022
UNITED KINGDOM 0.5%
Sky PLC(a) 11/26/22	3.125%	125,000	122,253
UNITED STATES 16.1%
21st Century Fox America, Inc. 09/15/44	4.750%	125,000	125,512
AT&T, Inc. 06/15/45	4.350%	125,000	108,234
Aircastle Ltd. 04/15/17	6.750%	63,000	66,937
Ally Financial, Inc. 11/18/19	3.750%	64,000	64,832
American Axle & Manufacturing, Inc. 02/15/19	5.125%	64,000	64,960
Aramark Services, Inc. 03/15/20	5.750%	65,000	67,844
CCO Safari II LLC(a) 07/23/20	3.579%	24,000	24,090
CIT Group, Inc. 03/15/18	5.250%	61,000	63,974
Cablevision Systems Corp. 09/15/17	8.625%	60,000	63,750

Corporate Bonds & Notes (continued)

Issuer	Coupon RatePrincipal Amount ($)		Value ($)
CalAtlantic Group, Inc. 05/15/18	8.375%	36,000	41,400
CenturyLink, Inc. 06/15/17	5.150%	65,000	67,275
Columbia Pipeline Group, Inc.(a) 06/01/45	5.800%	139,000	131,632
ConAgra Foods, Inc. 01/25/23	3.200%	134,000	127,764
Constellation Brands, Inc. 11/15/19	3.875%	63,000	65,520
Continental Resources, Inc. 06/01/44	4.900%	158,000	119,739
D.R. Horton, Inc. 02/15/20	4.000%	48,000	49,440
Dollar Tree, Inc.(a) 03/01/20	5.250%	60,000	62,550
Dominion Resources, Inc. 12/01/44	4.700%	125,000	123,550
ERAC U.S.A. Finance LLC(a) 02/15/45	4.500%	125,000	116,215
Enterprise Products Operating LLC 05/15/46	4.900%	125,000	114,568
Equinix, Inc. 04/01/20	4.875%	65,000	67,925
First Data Corp.(a) 11/01/20	6.750%	69,000	72,709
GLP Capital LP/Financing II, Inc. 11/01/18	4.375%	62,000	64,170
HCA, Inc. 10/15/19	4.250%	70,000	72,096
IPALCO Enterprises, Inc.(a) 07/15/20	3.450%	65,000	64,188
Kinder Morgan Energy Partners LP 03/01/43	5.000%	125,000	98,046
Kraft Heinz Co. (The)(a) 07/15/45	5.200%	125,000	132,522
L-3 Communications Corp. 05/28/24	3.950%	65,000	62,054
Lennar Corp. 11/15/19	4.500%	60,000	62,100
Level 3 Financing, Inc. 06/01/20	7.000%	64,000	67,760
MGM Resorts International 03/01/18	11.375%	55,000	64,763
NRG Energy, Inc. 01/15/18	7.625%	60,000	62,850

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
4

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon RatePrincipal Amount ($)		Value ($)
Nielsen Finance LLC/Co. 10/01/20	4.500%	63,000	64,792
PQ Corp.(a) 11/01/18	8.750%	62,000	62,465
Reynolds Group Issuer, Inc./LLC 08/15/19	7.875%	61,000	63,211
SBA Telecommunications, Inc. 07/15/20	5.750%	61,000	63,669
Scripps Networks Interactive, Inc. 06/15/25	3.950%	125,000	119,630
Sempra Energy 06/15/24	3.550%	125,000	126,529
Service Corp. International 11/15/20	4.500%	65,000	66,463
Silgan Holdings, Inc. 04/01/20	5.000%	64,000	65,280
Spectrum Brands, Inc. 11/15/20	6.375%	61,000	65,118
Sprint Communications, Inc.(a) 11/15/18	9.000%	25,000	27,500
Tempur Sealy International, Inc. 12/15/20	6.875%	60,000	64,200
Tenet Healthcare Corp.(a)(b) 06/15/20	3.837%	67,000	66,498
Toll Brothers Finance Corp. 11/01/19	6.750%	58,000	65,540
Verizon Communications, Inc. 11/01/42	3.850%	220,000	184,451
Wellcare Health Plans, Inc. 11/15/20	5.750%	61,000	63,745
Williams Partners LP 09/15/45	5.100%	125,000	96,181
Total			3,826,241
Total Corporate Bonds & Notes (Cost: $4,647,284)			4,622,080

Residential Mortgage-Backed Securities —
Agency 1.5%

UNITED STATES 1.5%
Federal Home Loan Mortgage Corp. CMO IO Series 311 Class S1(b)(c) 08/15/43	5.754%	1,620,892	358,597
Total Residential Mortgage-Backed Securities — Agency (Cost: $360,902)			358,597

Residential Mortgage-Backed Securities — Non-Agency 8.3%

Issuer	Coupon RatePrincipal Amount ($)		Value ($)
UNITED STATES 8.3%
American General Mortgage Loan Trust CMO Series 2010-1A Class A3(a)(b) 03/25/58	5.650%	640,089	645,095
COLT LLC Series 2015-A Class A1(a)(b) 07/27/20	3.197%	688,276	683,944
Citigroup Mortgage Loan Trust, Inc. CMO Series 2014-C Class A(a)(b) 02/25/54	3.250%	674,003	645,953
Total			1,974,992
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $1,981,625)			1,974,992

Asset-Backed Securities — Non-Agency 8.2%

UNITED STATES 8.2%
GFT Mortgage Loan Trust Series 2015-GFT1 Class A(a)(b) 01/25/55	3.721%	938,428	927,636
Selene Non-Performing Loans LLC Series 2014-1A Class A(a)(b) 05/25/54	2.981%	1,026,492	1,017,605
Total			1,945,241
Total Asset-Backed Securities — Non-Agency (Cost: $1,955,993)			1,945,241

Inflation-Indexed Bonds(d) 4.2%

ITALY 1.6%
Italy Buoni Poliennali Del Tesoro 09/15/26	3.100%	EUR	268,724	371,369
UNITED STATES 2.6%
U.S. Treasury Inflation-Indexed Bond 02/15/45	0.750%		704,610	624,947
Total Inflation-Indexed Bonds (Cost: $999,885)				996,316

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
5

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

U.S. Treasury Obligations 5.7%

Issuer	Coupon RatePrincipal Amount ($)		Value ($)
UNITED STATES 5.7%
U.S. Treasury 06/30/20	1.625%	1,050,000	1,056,070
05/15/25	2.125%	160,000	159,663
05/15/45	3.000%	122,000	123,441
Total			1,339,174
Total U.S. Treasury Obligations (Cost: $1,335,398)			1,339,174

Foreign Government Obligations(d) 33.0%

AUSTRALIA 2.1%
Australia Government Bond 10/21/19	2.750%	AUD	550,000	404,881
04/21/25	3.250%	AUD	120,000	90,072
Total				494,953
COLOMBIA 1.9%
Colombia Government International Bond 06/28/27	9.850%	COP	1,141,000,000	458,645
MEXICO 13.2%
Mexican Bonos 12/05/24	10.000%	MXN	19,310,000	1,496,392
11/23/34	7.750%	MXN	23,900,000	1,624,062
Total				3,120,454
NEW ZEALAND 5.7%
New Zealand Government Bond 04/15/27	4.500%	NZD	1,800,000	1,354,874
PORTUGAL 1.1%
Portugal Obrigacoes do Tesouro OT(a) 10/15/25	2.875%	EUR	232,000	262,551
ROMANIA 4.8%
Romania Government Bond 02/24/25	4.750%	RON	4,110,000	1,125,718

Foreign Government Obligations(d) (continued)

Issuer	Coupon RatePrincipal Amount ($)			Value ($)
SPAIN 1.6%
Spain Government Bond(a) 10/31/25	2.150%	EUR	335,000	384,071
UNITED KINGDOM 2.6%
United Kingdom Gilt 01/22/45	3.500%	GBP	344,000	625,805
Total Foreign Government Obligations (Cost: $7,910,456)				7,827,071

Options Purchased Puts 0.1%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(e)	1,645,000	2.15	09/09/16	14,698
Total Options Purchased Puts (Cost: $22,578)				14,698

Money Market Funds 16.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.159%(f)(g)	3,940,465	3,940,465
Total Money Market Funds (Cost: $3,940,465)		3,940,465
Total Investments (Cost: $23,154,586)		23,018,634
Other Assets & Liabilities, Net		683,301
Net Assets		23,701,935

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
6

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Investments in Derivatives

At October 31, 2015, cash totaling $546,885 was pledged as collateral.

Forward Foreign Currency Exchange Contracts Open at October 31, 2015

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received		Unrealized Appreciation ($)		Unrealized Depreciation ($)
Barclays	11/6/15	92,000	EUR	100,398	USD	—	(773)
Barclays	11/6/15	1,696,000	EUR	1,922,620	USD	57,543	—
Barclays	11/6/15	18,406,000	NOK	2,165,267	USD	—	(864)
Barclays	11/6/15	5,249,000	SEK	612,571	USD	—	(1,851)
Barclays	11/6/15	7,835,000	SEK	946,039	USD	28,913	—
Barclays	11/6/15	2,878,430	USD	2,531,000	EUR	—	(95,112)
Barclays	11/6/15	5,870,762	USD	48,150,000	NOK	—	(204,175)
Barclays	11/6/15	57,229	USD	491,000	NOK	555	—
Barclays	11/27/15	52,763,000	MXN	3,159,991	USD	—	(28,532)
BNP Paribus	11/6/15	856,473,000	JPY	7,151,113	USD	53,279	—
BNP Paribus	11/6/15	7,165,501	USD	856,473,000	JPY	—	(67,668)
BNP Paribus	11/27/15	2,047,000	NZD	1,375,625	USD	—	(8,012)
Citi	11/6/15	11,279,000	EUR	12,459,985	USD	56,566	—
Citi	11/6/15	6,627,003	USD	5,931,000	EUR	—	(104,734)
Citi	11/27/15	768,000	AUD	553,736	USD	6,757	—
Credit Suisse	11/6/15	4,423,000	CAD	3,363,396	USD	—	(19,072)
Credit Suisse	11/6/15	71,375,000	JPY	590,402	USD	—	(1,103)
Credit Suisse	11/6/15	1,925,580	USD	2,485,000	CAD	—	(25,188)
Credit Suisse	11/6/15	3,862,187	USD	5,055,000	CAD	3,601	—
Credit Suisse	11/27/15	997,000	EUR	1,125,942	USD	29,264	—
Deutsche Bank	11/27/15	4,649,000	RON	1,182,172	USD	29,786	—
HSBC	11/27/15	1,310,000,000	COP	438,787	USD	—	(12,104)
HSBC	11/27/15	20,000,000	HUF	71,013	USD	272	—
HSBC	11/27/15	72,755	USD	20,000,000	HUF	—	(2,014)
HSBC	11/27/15	39,219	USD	4,700,000	JPY	—	(262)
Morgan Stanley	11/27/15	29,038	USD	110,000	PLN	—	(596)
Standard Chartered	11/6/15	27,435,000	MXN	1,658,019	USD	—	(2,541)
Standard Chartered	11/6/15	2,856,078	USD	47,044,000	MXN	—	(8,644)
Standard Chartered	11/27/15	413,000	GBP	638,415	USD	1,828	—
State Street	11/6/15	6,665,000	AUD	4,731,825	USD	—	(20,247)
State Street	11/6/15	1,260,000	AUD	916,808	USD	18,441	—
State Street	11/6/15	1,259,000	NZD	840,395	USD	—	(11,945)
State Street	11/6/15	4,718,000	NZD	3,212,580	USD	18,505	—
State Street	11/6/15	5,757,708	USD	7,925,000	AUD	—	(107,271)
Total						305,310	(722,708)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Futures Contracts Outstanding at October 31, 2015

Long Futures Contracts Outstanding

Contract Description		Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10	YR MINI JGB	27	JPY	3,323,593	12/2015	5,063	—
90DAY EURO$		49	USD	12,126,275	12/2016	—	(14,818)
AUST 10Y		5	AUD	461,239	12/2015	3,147	—
EURO-BTP		2	EUR	305,571	12/2015	5,859	—
EURO BUXL 30Y		8	EUR	1,387,495	12/2015	—	(6,083)
US 5YR NOTE (CBT)		27	USD	3,233,883	12/2015	—	(19,936)
Total				20,838,056		14,069	(40,837)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
90DAY EURO$	(49)	USD	(12,060,125)	12/2017	16,390	—
EURO-BOND	(34)	EUR	(5,877,785)	12/2015	—	(8,681)
US LONG BOND (CBT)	(2)	USD	(312,875)	12/2015	5,996	—
US ULTRA BOND CBT	(13)	USD	(2,076,750)	12/2015	17,256	—
Total			(20,327,535)		39,642	(8,681)

Credit Default Swap Contracts Outstanding at October 31, 2015

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Republic of Colombia	12/20/20	1.000	1,077,000	56,840	(64,267)	(1,197)	—	(8,624)
Goldman Sachs International	Republic of South Africa	12/20/20	1.000	1,090,000	77,847	(71,338)	(1,210)	5,299	—
Goldman Sachs International	Republic of Turkey	12/20/20	1.000	1,100,000	78,075	(96,352)	(1,223)	—	(19,500)
Morgan Stanley*	Markit CDX North America High Yield Index, Series 25 Version 1	12/20/20	5.000	1,860,000	(57,386)	—	(10,334)	—	(67,720)
Total								5,299	(95,844)

*Centrally cleared swap contract

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Credit Default Swap Contracts Outstanding at October 31, 2015

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	Markit CDX North America Investment Grade Index, Series 25 Version 1	12/20/20	1.000	0.788%	10,840,000	42,825	—	12,044	54,869	—
Morgan Stanley*	Markit iTraxx Europe Crossover Index, Series 24 Version 1	12/20/20	5.000	3.030%	640,000	7,886	—	3,910	11,796	—
Total									66,665	—

*Centrally cleared swap contract

**Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swap Contracts Outstanding at October 31, 2015

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA		Receive	1.5766	9/15/20	USD6,992,000	(31)	—	(37,862)
Morgan Stanley*	3-Month USD LIBOR-BBA		Receive	1.9045	9/15/22	USD4,363,000	(26)	—	(40,994)
Total								—	(78,856)

*Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2015, the value of these securities amounted to $5,652,557 or 23.85% of net assets.

(b)  Variable rate security.

(c)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(d)  Principal amounts are denominated in United States Dollars unless otherwise noted.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Notes to Portfolio of Investments (continued)

(e)  Purchased swaption contracts outstanding at October 31, 2015:

Purchased Swaption Contracts Outstanding at October 31, 2015

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR	Receive	2.150	9/13/21	1,645,000	22,578	14,698

(f)  The rate shown is the seven-day current annualized yield at October 31, 2015.

(g)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended October 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	70,000	37,846,900	(33,976,435)	3,940,465	3,294	3,940,465

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

PIK  Payment-in-Kind

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

COP  Colombian Peso

EUR  Euro

GBP  British Pound

HUF  Hungarian Forint

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zlotych

RON  Romania, New Lei

SEK  Swedish Krona

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	4,622,080	—	4,622,080
Residential Mortgage-Backed Securities — Agency	—	358,597	—	358,597
Residential Mortgage-Backed Securities — Non-Agency	—	1,291,048	683,944	1,974,992
Asset-Backed Securities — Non-Agency	—	1,017,605	927,636	1,945,241

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Inflation-Indexed Bonds	—	996,316	—	996,316
U.S. Treasury Obligations	1,339,174	—	—	1,339,174
Foreign Government Obligations	—	7,827,071	—	7,827,071
Options Purchased Puts	—	14,698	—	14,698
Money Market Funds	—	3,940,465	—	3,940,465
Total Investments	1,339,174	20,067,880	1,611,580	23,018,634
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	305,310	—	305,310
Futures Contracts	53,711	—	—	53,711
Swap Contracts	—	71,964	—	71,964
Liabilities
Forward Foreign Currency Exchange Contracts	—	(722,708)	—	(722,708)
Futures Contracts	(49,518)	—	—	(49,518)
Swap Contracts	—	(174,700)	—	(174,700)
Total	1,343,367	19,547,746	1,611,580	22,502,693

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Residential Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of June 30, 2015 (Commencement of Operations)	—	—	—
Increase (decrease) in accrued discounts/premiums	—	—	—
Realized gain (loss)	—	119	119
Change in unrealized appreciation (depreciation)(a)	(4,331)	(10,205)	(14,536)
Sales	(61,725)	(191,673)	(253,398)
Purchases	750,000	1,129,395	1,879,395
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of October 31, 2015	683,944	927,636	1,611,580

(a) Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2015 was $(14,536), which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $(4,331) and Asset-Backed Securities — Non-Agency of $(10,205).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities classified as level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $19,191,543)	$19,063,471
Affiliated issuers (identified cost $3,940,465)	3,940,465
Options purchased (identified cost $22,578)	14,698
Total investments (identified cost $23,154,586)	23,018,634
Foreign currency (identified cost $114,744)	114,563
Margin deposits	546,885
Unrealized appreciation on forward foreign currency exchange contracts	305,310
Unrealized appreciation on swap contracts	5,299
Premiums paid on outstanding swap contracts	232,014
Receivable for:
Investments sold	145,832
Dividends	713
Interest	244,815
Foreign tax reclaims	1,210
Variation margin	1,725
Expense reimbursement due from Investment Manager	782
Trustees' deferred compensation plan	352
Other assets	71,209
Total assets	24,689,343
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	722,708
Unrealized depreciation on swap contracts	28,124
Payable for:
Investments purchased	168,665
Variation margin	36,471
Investment management fees	436
Transfer agent fees	2
Chief compliance officer expenses	4
Other expenses	30,646
Trustees' deferred compensation plan	352
Total liabilities	987,408
Net assets applicable to outstanding capital stock	$23,701,935
Represented by
Paid-in capital	$24,205,525
Undistributed net investment income	383,539
Accumulated net realized loss	(232,662)
Unrealized appreciation (depreciation) on:
Investments	(128,072)
Foreign currency translations	(2,574)
Forward foreign currency exchange contracts	(417,398)
Futures contracts	4,193
Options purchased	(7,880)
Swap contracts	(102,736)
Total — representing net assets applicable to outstanding capital stock	$23,701,935

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2015

Class A
Net assets	$25,951
Shares outstanding	2,754
Net asset value per share	$9.42
Maximum offering price per share(a)	$9.89
Class C
Net assets	$9,404
Shares outstanding	1,000
Net asset value per share	$9.40
Class I
Net assets	$23,628,844
Shares outstanding	2,503,020
Net asset value per share	$9.44
Class R4
Net assets	$9,435
Shares outstanding	1,000
Net asset value per share	$9.44
Class R5
Net assets	$9,439
Shares outstanding	1,000
Net asset value per share	$9.44
Class W
Net assets	$9,427
Shares outstanding	1,000
Net asset value per share	$9.43
Class Z
Net assets	$9,435
Shares outstanding	1,000
Net asset value per share	$9.44

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF OPERATIONS

Year ended October 31, 2015(a)

Net investment income
Income:
Dividends — affiliated issuers	3,294
Interest	195,122
Total income	198,416
Expenses:
Investment management fees	54,231
Distribution and/or service fees
Class A	13
Class C	33
Class W	8
Transfer agent fees
Class A	19
Class C	12
Class R4	12
Class R5	2
Class W	12
Class Z	12
Compensation of board members	3,368
Custodian fees	6,853
Printing and postage fees	8,900
Registration fees	3,803
Audit fees	19,480
Legal fees	300
Offering costs	34,854
Chief compliance officer expenses	7
Other	11,315
Total expenses	143,234
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(82,443)
Total net expenses	60,791
Net investment income	137,625
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(598,309)
Foreign currency translations	2,110
Forward foreign currency exchange contracts	121,970
Futures contracts	(196,651)
Swap contracts	(216,750)
Net realized loss	(887,630)
Net change in unrealized appreciation (depreciation) on:
Investments	(128,072)
Foreign currency translations	(2,574)
Forward foreign currency exchange contracts	(417,398)
Futures contracts	4,193
Options purchased	(7,880)
Swap contracts	(102,736)
Net change in unrealized depreciation	(654,467)
Net realized and unrealized loss	(1,542,097)
Net decrease in net assets from operations	$(1,404,472)

(a) Based on operations from June 30, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Year ended October 31, 2015(a)
Operations
Net investment income	$137,625
Net realized loss	(887,630)
Net change in unrealized depreciation	(654,467)
Net decrease in net assets resulting from operations	(1,404,472)
Increase in net assets from capital stock activity	25,036,407
Total increase in net assets	23,631,935
Net assets at beginning of year	70,000
Net assets at end of year	$23,701,935
Undistributed net investment income	$383,539

(a) Based on operations from June 30, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year ended October 31, 2015(a)
	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions	1,754	16,898
Net increase	1,754	16,898
Class I shares
Subscriptions	2,502,020	25,019,509
Net increase	2,502,020	25,019,509
Total net increase	2,503,774	25,036,407

(a) Based on operations from June 30, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class A	Year ended October 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.05
Net realized and unrealized loss	(0.63)
Total from investment operations	(0.58)
Net asset value, end of period	$9.42
Total return	(5.80%)
Ratios to average net assets(b)
Total gross expenses	2.08	%(c)
Total net expenses(d)	1.15	%(c)
Net investment income	1.45	%(c)
Supplemental data
Net assets, end of period (in thousands)	$26
Portfolio turnover	91%

Notes to Financial Highlights

(a)  Based on operations from June 30, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS (continued)

Class C	Year ended October 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized loss	(0.62)
Total from investment operations	(0.60)
Net asset value, end of period	$9.40
Total return	(6.00%)
Ratios to average net assets(b)
Total gross expenses	2.91	%(c)
Total net expenses(d)	1.90	%(c)
Net investment income	0.53	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9
Portfolio turnover	91%

Notes to Financial Highlights

(a)  Based on operations from June 30, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS (continued)

Class I	Year ended October 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.05
Net realized and unrealized loss	(0.61)
Total from investment operations	(0.56)
Net asset value, end of period	$9.44
Total return	(5.60%)
Ratios to average net assets(b)
Total gross expenses	1.53	%(c)
Total net expenses(d)	0.75	%(c)
Net investment income	1.70	%(c)
Supplemental data
Net assets, end of period (in thousands)	$23,629
Portfolio turnover	91%

Notes to Financial Highlights

(a)  Based on operations from June 30, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS (continued)

Class R4	Year ended October 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.05
Net realized and unrealized loss	(0.61)
Total from investment operations	(0.56)
Net asset value, end of period	$9.44
Total return	(5.60%)
Ratios to average net assets(b)
Total gross expenses	1.91	%(c)
Total net expenses(d)	0.90	%(c)
Net investment income	1.55	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9
Portfolio turnover	91%

Notes to Financial Highlights

(a)  Based on operations from June 30, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS (continued)

Class R5	Year ended October 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.05
Net realized and unrealized loss	(0.61)
Total from investment operations	(0.56)
Net asset value, end of period	$9.44
Total return	(5.60%)
Ratios to average net assets(b)
Total gross expenses	1.58	%(c)
Total net expenses(d)	0.80	%(c)
Net investment income	1.63	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9
Portfolio turnover	91%

Notes to Financial Highlights

(a)  Based on operations from June 30, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS (continued)

Class W	Year ended October 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.04
Net realized and unrealized loss	(0.61)
Total from investment operations	(0.57)
Net asset value, end of period	$9.43
Total return	(5.70%)
Ratios to average net assets(b)
Total gross expenses	2.16	%(c)
Total net expenses(d)	1.15	%(c)
Net investment income	1.28	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9
Portfolio turnover	91%

Notes to Financial Highlights

(a)  Based on operations from June 30, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS (continued)

Class Z	Year ended October 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.05
Net realized and unrealized loss	(0.61)
Total from investment operations	(0.56)
Net asset value, end of period	$9.44
Total return	(5.60%)
Ratios to average net assets(b)
Total gross expenses	1.91	%(c)
Total net expenses(d)	0.90	%(c)
Net investment income	1.54	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9
Portfolio turnover	91%

Notes to Financial Highlights

(a)  Based on operations June 30, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia Global Unconstrained Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On June 29, 2015, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $70,000 in the Fund (1,000 shares for Class A, 1,000 shares for Class C, 1,000 shares for Class I, 1,000 shares for Class R4, 1,000 shares for Class R5, 1,000 shares for Class W and 1,000 shares for Class Z), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on June 30, 2015.

These financial statements cover the period from June 30, 2015 (commencement of operations) through October 31, 2015.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be

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COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange (NYSE).

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the

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COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are

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COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral

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COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if

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COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. The Fund purchased or wrote interest rate swaption contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future

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COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

periods. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	71,964	*
Credit risk	Premiums paid on outstanding swap contracts	231,957
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	305,310
Interest rate risk	Net assets — unrealized appreciation on futures contracts	53,711	*
Interest rate risk	Premiums paid on outstanding swap contracts	57
Total		662,999
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	95,844	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	722,708
Interest rate risk	Net assets — unrealized depreciation on futures contracts	49,518	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	78,856	*
Total		946,926

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the period ended October 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Contracts ($)	Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Total ($)
Credit risk	—	—	(17,844)	(17,844)
Foreign exchange risk	121,970	—	—	121,970
Interest rate risk	—	(196,651)	(198,906)	(395,557)
Total	121,970	(196,651)	(216,750)	(291,431)

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(23,879)	(23,879)
Foreign exchange risk	(417,398)	—	—	—	(417,398)
Interest rate risk	—	4,193	(7,880)	(78,857)	(82,544)
Total	(417,398)	4,193	(7,880)	(102,736)	(523,821)

The following table provides a summary of the average outstanding volume by derivative instrument for the period ended October 31, 2015:

Derivative Instrument	Average notional amounts($)*
Futures contracts — Long	5,406,486
Futures contracts — Short	10,446,945
Credit default swap contracts — buy protection	3,715,060
Credit default swap contracts — sell protection	8,675,600
Derivative Instrument	Average market value($)*
Options contracts — Purchased	5,728
Derivative Instrument	Average unrealized appreciation($)*	Average unrealized depreciation($)
Forward foreign currency exchange contracts	258,313	(253,087)
Interest rate swap contracts	—	(87,374)

*Based on the monthly outstanding amounts for the period ended October 31, 2015.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Annual Report 2015
33

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2015:

	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	Deutsche Bank ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($)(e)	Morgan Stanley ($)(e)	Standard Chartered ($)	State Street ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	—	—	141	—	—	—	141
Forward foreign currency exchange contracts	87,011	53,279	63,323	32,865	29,786	—	272	—	—	1,828	36,946	305,310
Options purchased puts	14,698	—	—	—	—	—	—	—	—	—	—	14,698
OTC credit default swap contracts(b)	—	—	—	—	—	209,132	—	—	—	—	—	209,132
Total Assets	101,709	53,279	63,323	32,865	29,786	209,132	272	141	—	1,828	36,946	529,281
Liabilities
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	—	—	3,032	—	—	—	3,032
Centrally cleared interest rate swap contracts(a)	—	—	—	—	—	—	—	9,725	—	—	—	9,725
Forward foreign currency exchange contracts	331,307	75,680	104,734	45,363	—	—	14,380	—	596	11,185	139,463	722,708
Total Liabilities	331,307	75,680	104,734	45,363	—	—	14,380	12,757	596	11,185	139,463	735,465
Total Financial and Derivative Net Assets	(229,598)	(22,401)	(41,411)	(12,498)	29,786	209,132	(14,108)	(12,616)	(596)	(9,357)	(102,517)	(206,184)
Total collateral received (pledged)(c)	—	—	—	—	—	—	—	(12,616)	—	—	—	(12,616)
Net Amount(d)	(229,598)	(22,401)	(41,411)	(12,498)	29,786	209,132	(14,108)	—	(596)	(9,357)	(102,517)	(193,568)

(a) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d) Represents the net amount due from/ (to) counterparties in the event of default.

(e) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Annual Report 2015
34

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.67% to 0.44% as the Fund's net assets increase. The annualized effective management services fee rate for the period ended October 31, 2015 was 0.67% of the Fund's average daily net assets.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the "Global" business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment

Annual Report 2015
35

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Subadvisory Agreement

The Fund's Board has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of October 31, 2015, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.

Offering Costs

Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the period ended October 31, 2015, the Fund's annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.36	%*
Class C	0.37	*
Class R4	0.37	*
Class R5	0.05	*
Class W	0.37	*
Class Z	0.37	*

* Annualized.

Annual Report 2015
36

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the period ended October 31, 2015, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $0 for Class A, and $0 for Class C shares for the period ended October 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual Through February 28, 2017
Class A	1.15%
Class C	1.90
Class I	0.75
Class R4	0.90
Class R5	0.80
Class W	1.15
Class Z	0.90

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities,

Annual Report 2015
37

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification, derivative investments, tax straddles, swap investments and swap reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$245,914
Accumulated net realized loss	654,968
Paid-in capital	(900,882)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the year ended October 31, 2015, there were no distributions.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(243,186)
Net unrealized depreciation	(135,952)

At October 31, 2015, the cost of investments for federal income tax purposes was $23,154,586 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$69,726
Unrealized depreciation	(205,678)
Net unrealized depreciation	(135,952)

The following capital loss carryforwards, determined at October 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	110,099
No expiration — long-term	133,087
Total	243,186

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $32,180,760 and $12,367,896, respectively, for the period ended October 31, 2015, of which $4,463,062 and $2,499,976, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

Annual Report 2015
38

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan as lead of a syndicate of banks under the credit facility agreement. The credit facility agreement, as amended, permits collective borrowings up to $1 billion under the same terms and interest rates as described above.

The Fund had no borrowings during the period ended October 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2015, affiliated shareholders of record owned 99.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly

Annual Report 2015
39

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

speculative with respect to the issuer's capacity to pay interest and repay principal.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
40

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Global Unconstrained Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Unconstrained Bond Fund (the "Fund," a series of Columbia Funds Series Trust I) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 22, 2015

Annual Report 2015
41

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
42

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Annual Report 2015
43

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
44

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
45

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited (the Subadviser) with respect to Columbia Global Unconstrained Bond Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the Management Agreement and the Subadvisory Agreement (collectively, the Agreements).

In connection with their deliberations regarding the proposed Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials, as well as other materials provided by the Investment Manager in connection with the Board's most recent and its upcoming annual approval of the continuation of the advisory agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Committee meetings held on March 3, 2015 and June 9, 2015, and at the Board meetings held on March 4, 2015 and June 10, 2015. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2015, the Board, including the Independent Trustees, voting separately, approved the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the Agreements for the Fund included the following:

•  Information regarding the reputation, financial strength, regulatory history and resources of the Investment Manager and the Subadviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund;

•  Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager's and the Subadviser's compliance system by the Fund's Chief Compliance Officer;

•  The terms and conditions of the Agreements;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes and extraordinary expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager; and

•  Information regarding the investment management fees and other expenses of the Fund relative to those of comparable funds determined to be in the same peer group of funds.

Nature, Extent and Quality of Services to be Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and the Subadviser and the Investment Manager's affiliates under the Agreements and

Annual Report 2015
46

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

under separate agreements for the provision of transfer agency and administrative services, and the similar type of services currently provided by the Investment Manager to other funds in the fund complex, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadviser and the Investment Manager's affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. The Committee and the Board also noted that the Board had approved the Subadviser's code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors the code of ethics and compliance program. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Agreements supported the approval of the Agreements.

Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Agreements as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Agreements, the Committee and the Board considered, among other information, the Fund's proposed advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Board also took into account the proposed fee waiver and expense limitation arrangements that the Investment Manager would observe during the Fund's first year, and the advisory fees and total expense ratios of comparable funds identified for purposes of expense comparison.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund supported the approval of the Agreements.

Costs of Services to be Provided and Profitability

The Committee and the Board considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee's and the Board's next review and consideration of the continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the expected expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition.

Annual Report 2015
47

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Agreements.

Investment Performance

Because the Fund had not yet commenced operations, the Committee and the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Committee and the Board expected to consider, in connection with their next review and consideration of the continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds, and a benchmark.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Investment Manager and the Subadviser supported approval of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decision to recommend or approve the proposed Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Agreements.

Annual Report 2015
48

COLUMBIA GLOBAL UNCONSTRAINED BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
49

Columbia Global Unconstrained Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN267_10_E01_(12/15)

ANNUAL REPORT

October 31, 2015

COLUMBIA NEW YORK TAX-EXEMPT FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA NEW YORK TAX-EXEMPT FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	17
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Board Consideration and Approval of Advisory Agreement	41
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA NEW YORK TAX-EXEMPT FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia New York Tax-Exempt Fund (the Fund) Class A shares returned 3.46% for the 12-month period that ended October 31, 2015. Class Z shares of the Fund returned 3.72% for the same time period.

■  By comparison, the Fund's benchmark, the Barclays New York Municipal Bond Index, returned 2.97%, and the broad municipal market, as measured by the Barclays Municipal Bond Index, returned 2.87% for the same 12-month period.

■  Effective duration and credit quality positioning more than offset mixed results from sector allocation and security selection.

Average Annual Total Returns (%) (for period ended October 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	09/26/86
Excluding sales charges		3.46	4.56	4.73
Including sales charges		0.39	3.91	4.40
Class B	08/04/92
Excluding sales charges		2.69	3.78	3.95
Including sales charges		-2.30	3.43	3.95
Class C	08/01/97
Excluding sales charges		3.00	4.09	4.26
Including sales charges		2.00	4.09	4.26
Class R4*	03/19/13	3.72	4.69	4.79
Class R5*	11/08/12	3.76	4.73	4.81
Class Z*	09/01/11	3.72	4.77	4.84
Barclays New York Municipal Bond Index		2.97	4.13	4.71
Barclays Municipal Bond Index		2.87	4.28	4.74

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 4.75% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays New York Municipal Bond Index is a market-capitalization-weighted index of New York investment-grade bonds with maturity of one year or more.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA NEW YORK TAX-EXEMPT FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2005 – October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA NEW YORK TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Catherine Stienstra

Quality Breakdown (%) (at October 31, 2015)
AAA rating	1.8
AA rating	33.4
A rating	41.0
BBB rating	15.4
BB rating	2.0
Not rated	6.4
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For the 12-month period that ended October 31, 2015, the Fund's Class A shares returned 3.46% excluding sales charge. Class Z shares of the Fund returned 3.72% for the same time period. By comparison, the Fund's benchmark, the Barclays New York Municipal Bond Index, returned 2.97%, and the broad municipal market, as measured by the Barclays Municipal Bond Index, returned 2.87% for the same 12-month period. Effective duration and credit quality positioning more than offset mixed results from sector allocation and security selection.

Tax-Exempt Bond Market Posted Gains Despite Rate Volatility

The tax-exempt fixed-income market posted solid gains during the 12-month period ended October 31, 2015, outperforming U.S. Treasuries. While there was rate volatility early in the period, the Barclays Municipal Bond Index enjoyed its fourth consecutive month of positive total returns in October 2015. Indeed, rates fell in October 2015 across the yield curve, or spectrum of maturities, as the September 2015 delay in Federal Reserve (Fed) action pushed the likelihood of a rate hike into late 2015 or early 2016. For the period as a whole, however, yields across the spectrum of maturities shifted only modestly such that the municipal bond yield curve remained virtually unchanged on a year-over-year basis. Due to the income component of total return, longer term municipal bonds outpaced shorter term municipal bonds during the period. Lower quality, high-yielding municipal bonds generally outperformed their higher quality, lower yielding counterparts.

Underlying municipal bond market fundamentals improved during the period, as the gradually growing economy drove sales, property and income tax revenues higher, while state and local government spending remained restrained. Select negative credit stories made headlines, including the state of Illinois' pension and budgetary turmoil, Puerto Rico's multi-notch downgrade, Detroit's Chapter 9 bankruptcy filing and the state of New Jersey's multiple downgrades. However, these stories were not representative of the general health of the broad municipal bond market, and overall, the default environment remained benign. New York State, in particular, saw favorable fundamentals, supported the benchmark's outperformance of the broader municipal bond market during the period. According to Moody's, an independent ratings agency, the outlook for New York remained stable at the end of the period, which reflected its adequate liquidity, growth of formal and informal reserves, and continued control of spending growth. New York's favorable status also reflected expectations that the state would build on its improvements in fiscal management, close budget gaps and contain its structural fiscal imbalance.

The technical, or supply and demand, landscape for the municipal bond market also supported tax-exempt fixed-income market performance. Supply on the national and state levels declined, as the outcome of large bond redemptions and maturities outpaced new issue supply. Meanwhile, demand, as evidenced by mutual fund flows, turned positive in October 2015 after five consecutive months of outflows.

Annual Report 2015
4

COLUMBIA NEW YORK TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

The Fund benefited from its combined duration and yield curve positioning. The Fund had a modestly longer duration than the benchmark, which helped as longer maturity tax-exempt bonds outperformed shorter term maturities during the period. For the same reason, having an overweight relative to the benchmark in bonds with maturities of 15 years or longer and a relative underweight in bonds with maturities of 1 to 15 years contributed positively.

In terms of credit quality, having overweight allocations to bonds rated A and BBB and to non-rated securities and underweight allocations to bonds rated AAA and AA added value, as lower quality securities generally outperformed higher quality securities during the period. Security selection among non-rated securities and bonds rated A2 (a subset of bonds rated A) further boosted relative results.

From a sector perspective, the Fund benefited from having overweight allocations to hospital and education bonds, as each of these sectors outperformed the benchmark during the period. Effective issue selection within the electric utilities sector contributed positively as well. Finally, a portion of the Fund's assets were pre-refunded during the period. (Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow to collateralize the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the typically high credit quality of the escrow account they often increase in value — sometimes significantly.) The positive price performance from these prerefundings contributed to the Fund's results.

Detracting from Fund results was having an underweighted allocation to the water/sewer sector, which outpaced the benchmark during the period. Security selection amongst bonds in this sector rated A3 (a subset of bonds rated A) also hurt.

Fundamental Analysis Drove Portfolio Changes

During the period, we sought to increase the Fund's exposure to higher yielding securities and to reduce positions in lower yielding securities. In so doing, we increased the Fund's allocations to the hospital, transportation and charter schools sectors. We also increased exposure to non-rated securities. We decreased the Fund's exposure to pre-refunded bonds, to the local general obligation sector and to state-appropriated debt. The Fund's duration remained rather steady throughout the annual period at a modestly longer stance than that of the benchmark.

The Fund held a modest position in an inverse floater to enhance income — with minimal impact during the annual period. (Inverse floaters are bonds or other types of debt whose coupon rate has an inverse relationship to short-term interest rates or to a benchmark rate. An inverse floater adjusts its coupon payment as the interest rate changes, such that when interest rates rise, the coupon rate falls.)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015
5

COLUMBIA NEW YORK TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Looking Ahead

At the end of October 2015, the consensus was that there was a rather evenly-divided probability of the Fed increasing interest rates in December 2015. As such, we currently expect volatility to remain a factor in the financial markets broadly and in the tax-exempt bond market particularly as we move closer to year-end 2015 and as each economic data point is closely monitored. That said, we also believe the tax-exempt bond market may well remain range-bound until the Fed decides to raise interest rates. Once the Fed actually takes action — whether in 2015 or early in 2016 — we expect the pace of its rate increases to be slow and gradual given the potential impact of slower economic growth in Europe and China on the U. S. economy along with persistently low inflation. At the same time, we currently expect tax reform rhetoric to pick up as we head into the presidential election year, although we believe any reform is unlikely to be enacted until at least 2017.

Against this backdrop, we believe the demand for tax-free investments should remain elevated given their attractive taxable-equivalent yields when compared to other fixed-income investments and given relatively attractive municipal/Treasury ratios. The ratio of 30-year AAA-rated municipal bond yields to 30-year U. S. Treasury yields rose from 98% to approximately 105% by the end of the period, and the 10-year ratio rose from 89% to approximately 95%. We also expect the supply/demand scenario to remain generally favorable.

Given our view at this time, we intend to maintain the Fund's overweight to bonds with maturities of 15 years or longer and its modestly longer duration profile than that of the benchmark. If we should see a spike in inflation or economic growth pressuring longer term rates, we would likely seek to shorten the Fund's duration accordingly. We also intend to maintain the Fund's overweight to lower investment-grade quality securities. We intend to look to buy when rates increase in this range-bound environment and look to sell credits that may be exhibiting weaker fundamentals when rates hit the lower end of the range. Finally, we intend to continue to seek attractive relative value opportunities one security at a time, relying heavily on the strength of our in-house municipal credit research team to help us evaluate the risk and return potential of each issue. As always, the Fund's emphasis remains on generating both a high level of income generally exempt from federal income tax and New York state and local taxes as well as capital appreciation, consistent with moderate fluctuation of principal.

Annual Report 2015
6

COLUMBIA NEW YORK TAX-EXEMPT FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2015 – October 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.60	1,021.16	3.94	3.95	0.78
Class B	1,000.00	1,000.00	1,014.10	1,017.40	7.73	7.74	1.53
Class C	1,000.00	1,000.00	1,015.60	1,018.90	6.21	6.23	1.23
Class R4	1,000.00	1,000.00	1,019.20	1,022.41	2.68	2.69	0.53
Class R5	1,000.00	1,000.00	1,019.40	1,022.61	2.48	2.48	0.49
Class Z	1,000.00	1,000.00	1,019.20	1,022.41	2.68	2.69	0.53

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.8%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIR TRANSPORTATION 3.5%
New York City Industrial Development Agency(a) Refunding Revenue Bonds Trips Obligated Group Senior Series 2012A AMT 07/01/28	5.000%	2,000,000	2,143,040
Revenue Bonds Terminal One Group Association Project Series 2005 AMT 01/01/24	5.500%	2,000,000	2,016,380
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010 12/01/42	6.000%	2,000,000	2,318,340
Total			6,477,760
HEALTH SERVICES 0.9%
New York State Dormitory Authority Refunding Revenue Bonds Icahn School of Medicine at Mount Sinai Series 2015 07/01/40	5.000%	1,500,000	1,652,100
HIGHER EDUCATION 11.5%
Albany Capital Resource Corp. Refunding Revenue Bonds Albany College of Pharmacy & Health Services Series 2014 12/01/33	5.000%	125,000	139,895
Build NYC Resource Corp. Refunding Revenue Bonds City University of New York-Queens Series 2014A 06/01/43	5.000%	1,000,000	1,109,600
Dutchess County Local Development Corp. Refunding Revenue Bonds Marist College Project Series 2012A 07/01/21	5.000%	675,000	793,915
Geneva Development Corp. Refunding Revenue Bonds Hobart & William Smith College Series 2012 09/01/25	5.000%	295,000	342,341
Nassau County Industrial Development Agency Refunding Revenue Bonds New York Institute of Technology Project Series 2000A 03/01/26	4.750%	1,210,000	1,283,991

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority Refunding Revenue Bonds New School Series 2015A 07/01/50	5.000%	1,500,000	1,643,175
Pratt Institute Series 2015A 07/01/44	5.000%	1,000,000	1,097,170
St. John's University Series 2015A 07/01/37	5.000%	1,000,000	1,120,360
Revenue Bonds Consolidated City University System 5th General Resolution Series 2008B 07/01/27	5.000%	1,000,000	1,101,230
Cornell University Series 2006A 07/01/31	5.000%	1,000,000	1,030,860
Manhattan Marymount College Series 2009 07/01/29	5.250%	1,500,000	1,651,140
Pratt Institute Series 2009C (AGM) 07/01/39	5.125%	1,000,000	1,103,490
St. John's University Series 2007C (NPFGC) 07/01/26	5.250%	1,205,000	1,515,565
Series 2012A 07/01/27	5.000%	240,000	275,926
State University Dormitory Facilities Series 2011A 07/01/31	5.000%	1,000,000	1,154,780
Teacher's College Series 2009 03/01/39	5.500%	500,000	560,590
The New School Series 2010 07/01/40	5.500%	1,500,000	1,706,340
Niagara Area Development Corp. Revenue Bonds Niagara University Project Series 2012A 05/01/35	5.000%	500,000	534,285
Seneca County Industrial Development Agency Revenue Bonds New York Chiropractic College Series 2007 10/01/27	5.000%	750,000	793,545
St. Lawrence County Industrial Development Agency Revenue Bonds Clarkson University Project Series 2007 07/01/31	5.000%	1,000,000	1,056,880

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Town of Hempstead Local Development Corp. Revenue Bonds Molloy College Project Series 2009 07/01/39	5.750%	1,000,000	1,114,550
Total			21,129,628
HOSPITAL 14.7%
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds Catholic Health System Series 2015 07/01/40	5.000%	1,000,000	1,088,690
Build NYC Resource Corp. Refunding Revenue Bonds New York Methodist Hospital Project Series 2014 07/01/29	5.000%	225,000	253,265
07/01/30	5.000%	180,000	201,388
Dutchess County Local Development Corp. Revenue Bonds Series 2014A 07/01/44	5.000%	1,000,000	1,084,800
Monroe County Industrial Development Corp. Refunding Revenue Bonds Rochester General Hospital Series 2013A 12/01/32	5.000%	1,350,000	1,489,428
Revenue Bonds Unity Hospital-Rochester Project Series 2010 (FHA) 08/15/35	5.750%	2,000,000	2,363,320
Nassau County Local Economic Assistance Corp. Revenue Bonds Catholic Health Services-Long Island Series 2014 07/01/32	5.000%	750,000	833,468
New York State Dormitory Authority Refunding Revenue Bonds NYU Hospitals Center Series 2014 07/01/36	5.000%	1,000,000	1,109,710
North Shore — Long Island Jewish Obligation Group Series 2015A 05/01/37	5.000%	2,000,000	2,213,480
Revenue Bonds Mount Sinai Hospital Series 2010A 07/01/26	5.000%	2,275,000	2,581,033
Series 2011A 07/01/41	5.000%	2,000,000	2,169,020
New York Hospital Medical Center Queens Series 2007 (FHA) 02/15/37	4.750%	975,000	1,012,303

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York University Hospital Center Series 2011A 07/01/31	5.750%	800,000	916,928
Orange Regional Medical Center Series 2008 12/01/29	6.125%	900,000	982,980
University of Rochester Series 2009A 07/01/39	5.125%	1,000,000	1,122,660
Onondaga Civic Development Corp. Revenue Bonds St. Joseph's Hospital Health Center Project Series 2014 07/01/31	5.125%	1,000,000	1,053,690
Saratoga County Industrial Development Agency Revenue Bonds Saratoga Hospital Project Series 2007B 12/01/32	5.250%	500,000	529,970
Suffolk County Economic Development Corp. Revenue Bonds Catholic Health Services Series 2011 07/01/28	5.000%	3,500,000	3,859,450
Westchester County Healthcare Corp. Revenue Bonds Senior Lien Series 2010C-2 11/01/37	6.125%	1,850,000	2,077,420
Total			26,943,003
HUMAN SERVICE PROVIDER 0.6%
Dutchess County Local Development Corp. Revenue Bonds Anderson Center Services, Inc. Project Series 2010 10/01/30	6.000%	1,000,000	1,043,090
INDEPENDENT POWER 0.5%
Suffolk County Industrial Development Agency Revenue Bonds Nissequogue Cogen Partners Facility Series 1998 AMT(a) 01/01/23	5.500%	860,000	860,069
INVESTOR OWNED 1.9%
New York State Energy Research & Development Authority Revenue Bonds Brooklyn Union Gas Co. Project Series 1996 (NPFGC) 01/01/21	5.500%	2,000,000	2,008,660

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Energy Research & Development Authority(b) Revenue Bonds Series 1993 04/01/20	12.290%	1,500,000	1,503,030
Total			3,511,690
LOCAL APPROPRIATION 1.2%
New York State Dormitory Authority Revenue Bonds Capital Appreciation-Court Facilities-Westchester Series 1998(c) 08/01/19	0.000%	1,200,000	1,146,732
Suffolk County Judicial Facilities Agency Revenue Bonds H. Lee Dennison Building Series 2013 11/01/25	5.000%	1,000,000	1,134,870
Total			2,281,602
LOCAL GENERAL OBLIGATION 4.0%
City of New York Unlimited General Obligation Bonds Subordinated Series 2009I-1 04/01/27	5.125%	1,500,000	1,686,705
Unlimited General Obligation Refunding Bonds Fiscal 2015 Series 2014A 08/01/31	5.000%	500,000	578,955
City of Syracuse Unlimited General Obligation Bonds Airport Terminal Security Access Improvement Series 2011 AMT(a) 11/01/36	5.000%	1,750,000	1,870,487
County of Erie Limited General Obligation Bonds Public Improvement Series 2015A 09/15/28	5.000%	275,000	323,359
Mount Sinai Union Free School District Unlimited General Obligation Refunding Bonds Series 1992 (AMBAC) 02/15/19	6.200%	1,005,000	1,169,529
New York State Dormitory Authority Revenue Bonds School Districts Bond Financing Series 2013F 10/01/21	5.000%	1,000,000	1,189,420
Sullivan West Central School District Unlimited General Obligation Refunding Bonds Series 2012 04/15/24	5.000%	500,000	608,240
Total			7,426,695

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MULTI-FAMILY 2.3%
Housing Development Corp. Revenue Bonds Gateway Apartments Series 2009A 09/15/25	4.500%	165,000	177,215
Series 2009C-1 11/01/34	5.500%	500,000	547,725
Series 2009M 11/01/45	5.150%	1,250,000	1,293,663
Onondaga Civic Development Corp. Revenue Bonds Upstate Properties Development, Inc. Series 2011 12/01/41	5.250%	1,945,000	2,151,403
Total			4,170,006
MUNICIPAL POWER 2.2%
Long Island Power Authority Refunding Revenue Bonds Series 2014A 09/01/44	5.000%	1,000,000	1,105,110
Revenue Bonds Series 2009A 04/01/23	5.000%	750,000	818,805
Series 2012A 09/01/37	5.000%	2,000,000	2,187,260
Total			4,111,175
NURSING HOME 0.4%
Amherst Industrial Development Agency Revenue Bonds Beechwood Health Care Center, Inc. Series 2007 01/01/40	5.200%	655,000	661,425
OTHER BOND ISSUE 0.3%
Westchester County Industrial Development Agency Revenue Bonds Guiding Eyes for the Blind Series 2004 08/01/24	5.375%	450,000	455,391
OTHER INDUSTRIAL DEVELOPMENT BOND 2.7%
New York Liberty Development Corp. Revenue Bonds Goldman Sachs Headquarters Series 2007 10/01/37	5.500%	2,000,000	2,438,440

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Onondaga County Industrial Development Agency Revenue Bonds Bristol-Meyers Squibb Co. Project Series 1994 AMT(a) 03/01/24	5.750%	2,000,000	2,508,300
Total			4,946,740
POOL / BOND BANK 1.8%
New York State Dormitory Authority Revenue Bonds School Districts Financing Program Series 2009C (AGM) 10/01/36	5.125%	1,000,000	1,132,060
New York State Environmental Facilities Corp. Revenue Bonds Series 2009A 06/15/34	5.000%	2,000,000	2,259,040
Total			3,391,100
PORTS 6.2%
Port Authority of New York & New Jersey Revenue Bonds Consolidated 85th Series 1993 03/01/28	5.375%	2,000,000	2,437,460
Consolidated 93rd Series 1994 06/01/94	6.125%	2,250,000	2,746,282
Port Authority of New York & New Jersey(a) Refunding Revenue Bonds 193rd Series 2015 AMT 10/15/35	5.000%	3,135,000	3,541,547
Consolidated 186th Series 2014 AMT 10/15/44	5.000%	1,000,000	1,102,350
Revenue Bonds Consolidated 143rd Series 2006 (AGM) AMT 10/01/21	5.000%	1,000,000	1,018,950
Consolidated 147th Series 2007 (NPFGC) AMT 10/15/26	5.000%	500,000	526,015
Total			11,372,604
PREP SCHOOL 2.9%
Build NYC Resource Corp. Refunding Revenue Bonds Series 2015 06/01/33	5.000%	500,000	566,715
06/01/35	5.000%	700,000	787,290
Revenue Bonds Bronx Charter School for Excellence Series 2013 04/01/33	5.000%	1,000,000	1,051,160

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
International Leadership Charter School Series 2013 07/01/33	5.750%	1,500,000	1,449,840
New York State Dormitory Authority Revenue Bonds Convent-Sacred Heart Series 2011 (AGM) 11/01/35	5.625%	750,000	888,855
Rensselaer County Industrial Development Agency Refunding Revenue Bonds Emma Willard School Project Series 2015A 01/01/36	5.000%	500,000	551,355
Total			5,295,215
RECREATION 3.4%
Build NYC Resource Corp. Revenue Bonds YMCA of Greater NY Project Series 2012 08/01/32	5.000%	500,000	547,250
Build NYC Resource Corp.(d) Refunding Revenue Bonds YMCA of Greater New York Project Series 2015 08/01/40	5.000%	900,000	984,132
New York City Industrial Development Agency Revenue Bonds Pilot-Queens Baseball Stadium Series 2006 (AMBAC) 01/01/24	5.000%	500,000	519,370
Pilot-Yankee Stadium Series 2009 (AGM) 03/01/49	7.000%	250,000	293,820
New York City Trust for Cultural Resources Refunding Revenue Bonds American Museum of Natural History Series 2014S 07/01/41	5.000%	2,000,000	2,259,280
Museum of Modern Art Series 2008-1A 04/01/31	5.000%	750,000	825,210
Revenue Bonds Lincoln Center Series 2008C 12/01/18	5.250%	750,000	844,905
Total			6,273,967
REFUNDED / ESCROWED 7.1%
Albany Industrial Development Agency Prerefunded 11/15/17 Revenue Bonds St. Peters Hospital Project Series 2008A 11/15/27	5.250%	1,000,000	1,094,160

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Long Island Power Authority Prerefunded 05/01/19 Revenue Bonds Series 2008A 05/01/33	6.000%	1,000,000	1,173,460
Nassau County Interim Finance Authority Prerefunded 05/15/19 Revenue Bonds Sales Tax Secured Series 2009 11/15/24	5.000%	235,000	268,144
New York State Dormitory Authority Prerefunded 01/01/17 Revenue Bonds University of Rochester Series 2007B 07/01/27	5.000%	1,000,000	1,051,920
Prerefunded 05/01/17 Revenue Bonds North Shore-Long Island Jewish Obligation Group Series 2007A 05/01/32	5.000%	1,000,000	1,066,830
Prerefunded 05/01/19 Revenue Bonds North Shore-Long Island Jewish Obligation Group Series 2009A 05/01/37	5.500%	2,000,000	2,312,560
Prerefunded 07/01/17 Revenue Bonds New York University Hospital Center Series 2007B 07/01/24	5.250%	590,000	628,197
Prerefunded 07/01/18 Revenue Bonds Rochester Institute of Technology Series 2008A 07/01/33	6.000%	1,000,000	1,134,210
Prerefunded 07/01/19 Revenue Bonds Mount Sinai School of Medicine Series 2009 07/01/39	5.125%	1,000,000	1,145,520
Prerefunded 08/15/16 Revenue Bonds Kaleida Health Series 2006 (FHA) 02/15/35	4.700%	1,000,000	1,034,910
Triborough Bridge & Tunnel Authority Prerefunded 01/01/22 Revenue Bonds General Purpose Series 1999B 01/01/30	5.500%	1,800,000	2,217,942
Total			13,127,853
RESOURCE RECOVERY 1.5%
Build NYC Resource Corp. Refunding Revenue Bonds Pratt Paper, Inc. Project Series 2014 AMT(a)(e) 01/01/35	5.000%	750,000	796,927

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Jefferson County Industrial Development Agency Revenue Bonds Green Bonds Series 2014 AMT(a) 01/01/24	5.250%	2,000,000	1,944,240
Total			2,741,167
RETIREMENT COMMUNITIES 4.1%
New York State Dormitory Authority Revenue Bonds Miriam Osborn Memorial Home Association Series 2012 07/01/29	5.000%	1,000,000	1,061,100
Suffolk County Economic Development Corp. Refunding Revenue Bonds Peconic Landing Southold Series 2010 12/01/40	6.000%	1,225,000	1,337,283
Suffolk County Industrial Development Agency Refunding Revenue Bonds Jeffersons Ferry Project Series 2006 11/01/28	5.000%	1,335,000	1,360,272
Tompkins County Development Corp. Refunding Revenue Bonds Kendal at Ithaca, Inc. Project Series 2014 07/01/44	5.000%	1,800,000	1,915,740
Ulster County Capital Resource Corp. Refunding Revenue Bonds Alliance Senior Living Co. Series 2014A(b)(e) 09/15/44	0.000%	1,100,000	827,244
Ulster County Industrial Development Agency Revenue Bonds Series 2007A 09/15/42	6.000%	1,000,000	982,890
Total			7,484,529
SALES TAX —%
Nassau County Interim Finance Authority Unrefunded Revenue Bonds Sales Tax Secured Series 2009 11/15/24	5.000%	15,000	16,865
SINGLE FAMILY 0.1%
State of New York Mortgage Agency Revenue Bonds Series 2007-140 AMT(a) 10/01/21	4.600%	200,000	200,562

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
SPECIAL NON PROPERTY TAX 6.3%
Metropolitan Transportation Authority Revenue Bonds Series 2009A 11/15/26	5.300%	700,000	779,891
Series 2009B 11/15/34	5.000%	1,000,000	1,133,340
Metropolitan Transportation Authority(c) Refunding Revenue Bonds Series 2012A 11/15/32	0.000%	2,500,000	1,371,550
New York City Transitional Finance Authority Building Aid Revenue Bonds Fiscal 2009 Series 2009S-3 01/15/22	5.000%	1,000,000	1,128,850
Series 2009S-5 01/15/32	5.000%	1,000,000	1,105,370
New York City Transitional Finance Authority Future Tax Secured Unrefunded Revenue Bonds Future Tax Secured Subordinated Series 2007 11/01/26	5.000%	345,000	366,117
New York City Transitional Finance Authority Refunded Revenue Bonds Future Tax Secured Subordinated Series 2012B 11/01/30	5.000%	500,000	580,890
New York Convention Center Development Corp. Refunding Revenue Bonds Hotel Unit Fee Secured Series 2015 11/15/45	5.000%	1,500,000	1,681,005
New York State Dormitory Authority Revenue Bonds Education Series 2008B 03/15/36	5.750%	500,000	574,120
Series 2009A 03/15/28	5.000%	1,545,000	1,724,174
New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds Series 2009A-1 04/01/29	5.000%	1,000,000	1,116,770
Total			11,562,077
STATE APPROPRIATED 3.1%
Erie County Industrial Development Agency (The) Revenue Bonds School District of Buffalo Project Series 2011A 05/01/32	5.250%	1,000,000	1,158,390

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority Revenue Bonds Consolidated City University System 2nd Generation Series 1993A 07/01/20	6.000%	2,000,000	2,336,840
NYSARC, Inc. Series 2012A 07/01/22	5.000%	890,000	1,038,087
State University Educational Facilities Series 2000C (AGM) 05/15/17	5.750%	1,000,000	1,079,580
Total			5,612,897
STUDENT LOAN —%
State of New York Mortgage Agency Revenue Bonds New York State Higher Education Finance Series 2009 11/01/26	4.750%	75,000	79,412
TOBACCO 0.6%
Chautauqua Tobacco Asset Securitization Corp. Refunding Revenue Bonds Series 2014 06/01/34	5.000%	1,000,000	1,041,680
TRANSPORTATION 6.0%
Metropolitan Transportation Authority Revenue Bonds Series 2005B (AMBAC) 11/15/23	5.250%	1,250,000	1,534,513
Series 2011D 11/15/36	5.000%	1,000,000	1,133,650
Series 2012E 11/15/31	5.000%	2,000,000	2,301,900
Transportation Series 2005F
11/15/35	5.000%	500,000	500,995
Series 2010D 11/15/34	5.000%	1,350,000	1,538,014
Series 2014B 11/15/44	5.000%	2,000,000	2,208,940
Series 2015B 11/15/40	5.000%	1,675,000	1,875,849
Total			11,093,861
TURNPIKE / BRIDGE / TOLL ROAD 3.1%
New York State Thruway Authority Revenue Bonds General Series 2012I 01/01/32	5.000%	2,000,000	2,269,460
Series 2014J 01/01/41	5.000%	3,000,000	3,328,440
Total			5,597,900

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
WATER & SEWER 4.9%
Great Neck North Water Authority Revenue Bonds Series 2008 01/01/33	5.000%	690,000	741,040
New York City Water & Sewer System Refunding Revenue Bonds Series 2011AA 06/15/44	5.000%	1,000,000	1,124,290
Revenue Bonds Fiscal 2009 Series 2008A 06/15/40	5.750%	1,000,000	1,117,520
Series 2008CC 06/15/34	5.000%	3,500,000	3,837,015
Series 2009EE 06/15/40	5.250%	500,000	563,490
Niagara Falls Public Water Authority Revenue Bonds Series 2013A 07/15/29	5.000%	1,000,000	1,141,860
Rensselaer County Water Service & Sewer Authority Revenue Bonds Water Service Series 2008 09/01/38	5.250%	535,000	555,640
Total			9,080,855
Total Municipal Bonds (Cost: $165,765,903)			179,642,918

Money Market Funds 1.4%

	Shares	Value ($)
Dreyfus New York Municipal Cash Management, 0.000%(f)	1,004,890	1,004,890
JPMorgan Tax-Free Money Market Fund, Agency Shares, 0.010%(f)	1,546,479	1,546,479
Total Money Market Funds (Cost: $2,551,369)		2,551,369
Total Investments (Cost: $168,317,272)		182,194,287
Other Assets & Liabilities, Net		1,550,958
Net Assets		183,745,245

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Variable rate security.

(c)  Zero coupon bond.

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2015, the value of these securities amounted to $1,624,171 or 0.88% of net assets.

(f)  The rate shown is the seven-day current annualized yield at October 31, 2015.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FHA  Federal Housing Authority

NPFGC  National Public Finance Guarantee Corporation

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	179,642,918	—	179,642,918
Money Market Funds	2,551,369	—	—	2,551,369
Total Investments	2,551,369	179,642,918	—	182,194,287

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA NEW YORK TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

Assets
Investments, at value
(identified cost $168,317,272)	$182,194,287
Receivable for:
Capital shares sold	702,961
Interest	2,610,125
Expense reimbursement due from Investment Manager	623
Prepaid expenses	1,370
Trustees' deferred compensation plan	33,682
Total assets	185,543,048
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	979,542
Capital shares purchased	167,766
Dividend distributions to shareholders	534,629
Investment management fees	2,006
Distribution and/or service fees	1,379
Transfer agent fees	21,486
Administration fees	351
Compensation of board members	257
Chief compliance officer expenses	7
Other expenses	56,698
Trustees' deferred compensation plan	33,682
Total liabilities	1,797,803
Net assets applicable to outstanding capital stock	$183,745,245
Represented by
Paid-in capital	$169,206,652
Undistributed net investment income	422,999
Accumulated net realized gain	238,579
Unrealized appreciation (depreciation) on:
Investments	13,877,015
Total — representing net assets applicable to outstanding capital stock	$183,745,245

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA NEW YORK TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2015

Class A
Net assets	$147,142,523
Shares outstanding	19,610,920
Net asset value per share	$7.50
Maximum offering price per share(a)	$7.73
Class B
Net assets	$298,593
Shares outstanding	39,811
Net asset value per share	$7.50
Class C
Net assets	$19,165,382
Shares outstanding	2,555,220
Net asset value per share	$7.50
Class R4
Net assets	$40,885
Shares outstanding	5,457
Net asset value per share	$7.49
Class R5
Net assets	$10,355
Shares outstanding	1,384
Net asset value per share	$7.48
Class Z
Net assets	$17,087,507
Shares outstanding	2,279,315
Net asset value per share	$7.50

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA NEW YORK TAX-EXEMPT FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Net investment income
Income:
Dividends	$267
Interest	7,775,676
Total income	7,775,943
Expenses:
Investment management fees	709,903
Distribution and/or service fees
Class A	363,752
Class B	4,068
Class C	177,738
Transfer agent fees
Class A	185,613
Class B	515
Class C	22,708
Class R4	32
Class R5	5
Class Z	17,633
Administration fees	124,233
Compensation of board members	19,045
Custodian fees	2,432
Printing and postage fees	27,763
Registration fees	32,471
Audit fees	24,780
Legal fees	5,804
Chief compliance officer expenses	86
Other	12,376
Total expenses	1,730,957
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(244,644)
Fees waived by Distributor — Class C	(53,321)
Expense reductions	(140)
Total net expenses	1,432,852
Net investment income	6,343,091
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	874,657
Net realized gain	874,657
Net change in unrealized appreciation (depreciation) on:
Investments	(1,224,141)
Net change in unrealized depreciation	(1,224,141)
Net realized and unrealized loss	(349,484)
Net increase in net assets resulting from operations	$5,993,607

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA NEW YORK TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations
Net investment income	$6,343,091	$6,309,833
Net realized gain (loss)	874,657	(344,736)
Net change in unrealized appreciation (depreciation)	(1,224,141)	8,391,798
Net increase in net assets resulting from operations	5,993,607	14,356,895
Distributions to shareholders
Net investment income
Class A	(5,173,050)	(5,385,619)
Class B	(11,384)	(20,441)
Class C	(551,126)	(519,223)
Class R4	(952)	(271)
Class R5	(419)	(557)
Class Z	(524,281)	(334,589)
Net realized gains
Class A	—	(961,038)
Class B	—	(5,041)
Class C	—	(107,407)
Class R4	—	(16)
Class R5	—	(15)
Class Z	—	(48,653)
Total distributions to shareholders	(6,261,212)	(7,382,870)
Increase in net assets from capital stock activity	5,775,081	1,052,198
Total increase in net assets	5,507,476	8,026,223
Net assets at beginning of year	178,237,769	170,211,546
Net assets at end of year	$183,745,245	$178,237,769
Undistributed net investment income	$422,999	$341,120

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA NEW YORK TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,767,847	13,247,616	1,973,518	14,381,177
Distributions reinvested	558,747	4,199,399	705,111	5,149,430
Redemptions	(2,281,061)	(17,080,939)	(3,270,079)	(23,841,731)
Net increase (decrease)	45,533	366,076	(591,450)	(4,311,124)
Class B shares
Subscriptions	2,979	22,278	881	6,418
Distributions reinvested	703	5,288	1,735	12,641
Redemptions(a)	(50,972)	(383,533)	(23,362)	(169,485)
Net decrease	(47,290)	(355,967)	(20,746)	(150,426)
Class C shares
Subscriptions	651,175	4,887,351	308,797	2,262,846
Distributions reinvested	49,981	375,427	55,968	408,608
Redemptions	(352,860)	(2,645,278)	(412,179)	(2,986,008)
Net increase (decrease)	348,296	2,617,500	(47,414)	(314,554)
Class R4 shares
Subscriptions	3,992	29,822	1,061	7,696
Distributions reinvested	75	557	—	—
Net increase	4,067	30,379	1,061	7,696
Class R5 shares
Subscriptions	3,995	30,000	12,785	90,667
Distributions reinvested	3	22	—	—
Redemptions	(3,998)	(29,808)	(11,723)	(84,407)
Net increase	—	214	1,062	6,260
Class Z shares
Subscriptions	957,842	7,168,126	1,006,539	7,455,686
Distributions reinvested	23,588	177,005	7,946	58,506
Redemptions	(561,449)	(4,228,252)	(236,220)	(1,699,846)
Net increase	419,981	3,116,879	778,265	5,814,346
Total net increase	770,587	5,775,081	120,778	1,052,198

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA NEW YORK TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$7.51		$7.21		$7.76		$7.27		$7.34
Income from investment operations:
Net investment income	0.27		0.27		0.27		0.28		0.29
Net realized and unrealized gain (loss)	(0.01)		0.35		(0.51)		0.50		(0.06	)(a)
Total from investment operations	0.26		0.62		(0.24)		0.78		0.23
Less distributions to shareholders:
Net investment income	(0.27)		(0.27)		(0.27)		(0.28)		(0.29)
Net realized gains	—		(0.05)		(0.04)		(0.01)		(0.01)
Total distributions to shareholders	(0.27)		(0.32)		(0.31)		(0.29)		(0.30)
Net asset value, end of period	$7.50		$7.51		$7.21		$7.76		$7.27
Total return	3.46%		8.80%		(3.20%)		10.90%		3.40%
Ratios to average net assets(b)
Total gross expenses	0.92%		0.92%		0.91%		0.93%		1.02%
Total net expenses(c)	0.78	%(d)	0.78	%(d)	0.78	%(d)	0.79	%(d)	0.82	%(d)
Net investment income	3.60%		3.73%		3.57%		3.70%		4.04%
Supplemental data
Net assets, end of period (in thousands)	$147,143		$147,024		$145,384		$177,945		$163,405
Portfolio turnover	11%		11%		15%		24%		22%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA NEW YORK TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$7.51		$7.21		$7.76		$7.27		$7.34
Income from investment operations:
Net investment income	0.21		0.22		0.21		0.22		0.24
Net realized and unrealized gain (loss)	(0.01)		0.34		(0.51)		0.50		(0.06	)(a)
Total from investment operations	0.20		0.56		(0.30)		0.72		0.18
Less distributions to shareholders:
Net investment income	(0.21)		(0.21)		(0.21)		(0.22)		(0.24)
Net realized gains	—		(0.05)		(0.04)		(0.01)		(0.01)
Total distributions to shareholders	(0.21)		(0.26)		(0.25)		(0.23)		(0.25)
Net asset value, end of period	$7.50		$7.51		$7.21		$7.76		$7.27
Total return	2.69%		7.99%		(3.93%)		10.08%		2.62%
Ratios to average net assets(b)
Total gross expenses	1.67%		1.67%		1.66%		1.70%		1.87%
Total net expenses(c)	1.53	%(d)	1.53	%(d)	1.53	%(d)	1.54	%(d)	1.60	%(d)
Net investment income	2.85%		2.99%		2.80%		2.95%		3.38%
Supplemental data
Net assets, end of period (in thousands)	$299		$654		$778		$1,390		$2,202
Portfolio turnover	11%		11%		15%		24%		22%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA NEW YORK TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$7.51		$7.21		$7.76		$7.27		$7.34
Income from investment operations:
Net investment income	0.24		0.24		0.23		0.25		0.26
Net realized and unrealized gain (loss)	(0.02)		0.35		(0.51)		0.50		(0.06	)(a)
Total from investment operations	0.22		0.59		(0.28)		0.75		0.20
Less distributions to shareholders:
Net investment income	(0.23)		(0.24)		(0.23)		(0.25)		(0.26)
Net realized gains	—		(0.05)		(0.04)		(0.01)		(0.01)
Total distributions to shareholders	(0.23)		(0.29)		(0.27)		(0.26)		(0.27)
Net asset value, end of period	$7.50		$7.51		$7.21		$7.76		$7.27
Total return	3.00%		8.32%		(3.64%)		10.41%		2.95%
Ratios to average net assets(b)
Total gross expenses	1.67%		1.66%		1.66%		1.68%		1.82%
Total net expenses(c)	1.23	%(d)	1.23	%(d)	1.23	%(d)	1.24	%(d)	1.28	%(d)
Net investment income	3.15%		3.28%		3.12%		3.24%		3.64%
Supplemental data
Net assets, end of period (in thousands)	$19,165		$16,578		$16,254		$20,240		$16,164
Portfolio turnover	11%		11%		15%		24%		22%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA NEW YORK TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$7.50		$7.20		$7.63
Income from investment operations:
Net investment income	0.29		0.29		0.18
Net realized and unrealized gain (loss)	(0.02)		0.35		(0.43)
Total from investment operations	0.27		0.64		(0.25)
Less distributions to shareholders:
Net investment income	(0.28)		(0.29)		(0.18)
Net realized gains	—		(0.05)		—
Total distributions to shareholders	(0.28)		(0.34)		(0.18)
Net asset value, end of period	$7.49		$7.50		$7.20
Total return	3.72%		9.09%		(3.35%)
Ratios to average net assets(b)
Total gross expenses	0.67%		0.65%		0.69	%(c)
Total net expenses(d)	0.53	%(e)	0.53	%(e)	0.53	%(c)(e)
Net investment income	3.86%		3.95%		3.88	%(c)
Supplemental data
Net assets, end of period (in thousands)	$41		$10		$2
Portfolio turnover	11%		11%		15%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA NEW YORK TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$7.49	$7.20	$7.79
Income from investment operations:
Net investment income	0.29	0.29	0.28
Net realized and unrealized gain (loss)	(0.01)	0.34	(0.55)
Total from investment operations	0.28	0.63	(0.27)
Less distributions to shareholders:
Net investment income	(0.29)	(0.29)	(0.28)
Net realized gains	—	(0.05)	(0.04)
Total distributions to shareholders	(0.29)	(0.34)	(0.32)
Net asset value, end of period	$7.48	$7.49	$7.20
Total return	3.76%	8.98%	(3.52%)
Ratios to average net assets(b)
Total gross expenses	0.58%	0.62%	0.62	%(c)
Total net expenses(d)	0.49%	0.49%	0.50	%(c)
Net investment income	3.89%	4.13%	3.85	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10	$10	$2
Portfolio turnover	11%	11%	15%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA NEW YORK TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$7.51		$7.21		$7.76		$7.27		$7.25
Income from investment operations:
Net investment income	0.29		0.29		0.29		0.30		0.05
Net realized and unrealized gain (loss)	(0.02)		0.35		(0.51)		0.50		0.02
Total from investment operations	0.27		0.64		(0.22)		0.80		0.07
Less distributions to shareholders:
Net investment income	(0.28)		(0.29)		(0.29)		(0.30)		(0.05)
Net realized gains	—		(0.05)		(0.04)		(0.01)		—
Total distributions to shareholders	(0.28)		(0.34)		(0.33)		(0.31)		(0.05)
Net asset value, end of period	$7.50		$7.51		$7.21		$7.76		$7.27
Total return	3.72%		9.07%		(2.96%)		11.19%		0.96%
Ratios to average net assets(b)
Total gross expenses	0.67%		0.67%		0.65%		0.66%		0.61	%(c)
Total net expenses(d)	0.53	%(e)	0.53	%(e)	0.53	%(e)	0.54	%(e)	0.52	%(c)
Net investment income	3.85%		3.98%		3.86%		3.90%		4.19	%(c)
Supplemental data
Net assets, end of period (in thousands)	$17,088		$13,961		$7,791		$995		$5
Portfolio turnover	11%		11%		15%		24%		22%

Notes to Financial Highlights

(a)  Based on operations from September 1, 2011 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA NEW YORK TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia New York Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Annual Report 2015
28

COLUMBIA NEW YORK TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The

Annual Report 2015
29

COLUMBIA NEW YORK TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2015 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2015 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

Annual Report 2015
30

COLUMBIA NEW YORK TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

For the year ended October 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.13%
Class B	0.13
Class C	0.13
Class R4	0.13
Class R5	0.05
Class Z	0.13

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At October 31, 2015, the Fund's total potential future obligation over the life of the Guaranty is $44,211. The liability remaining at October 31, 2015 for non-recurring charges associated with the lease amounted to $24,524 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $140.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $59,700 for Class A, $95 for Class B and $688 for Class C shares for the year ended October 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2015 through February 29, 2016	Prior to March 1, 2015
Class A	0.78%	0.78%
Class B	1.53	1.53
Class C	1.53	1.53
Class R4	0.53	0.53
Class R5	0.49	0.50
Class Z	0.53	0.53

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with

Annual Report 2015
31

COLUMBIA NEW YORK TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, Trustees' deferred compensation, distributions and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2015	2014
Tax-exempt income	$6,261,212	$6,320,672
Long-term capital gains	—	1,062,198
Total	$6,261,212	$7,382,870

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	568,950
Undistributed long-term capital gains	440,656
Net unrealized appreciation	14,169,245

At October 31, 2015, the cost of investments for federal income tax purposes was $168,025,042 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$14,389,808
Unrealized depreciation	(220,563)
Net unrealized appreciation	$14,169,245

For the year ended October 31, 2015, $381,066 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $26,053,527 and $19,566,132, respectively, for the year ended October 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility

Annual Report 2015
32

COLUMBIA NEW YORK TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan as lead of a syndicate of banks under the credit facility agreement. The credit facility agreement, as amended, permits collective borrowings up to $1 billion under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At October 31, 2015, one unaffiliated shareholder of record owned 11.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 31.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 6 above, there were no items requiring adjustment of the financial statements or additional disclosure.

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33

COLUMBIA NEW YORK TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
34

COLUMBIA NEW YORK TAX-EXEMPT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia New York Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia New York Tax-Exempt Fund (the "Fund," a series of Columbia Funds Series Trust I) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 22, 2015

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35

COLUMBIA NEW YORK TAX-EXEMPT FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Capital Gain Dividend	$462,689
Exempt-Interest Dividends	100.00%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

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COLUMBIA NEW YORK TAX-EXEMPT FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company);and Premier, Inc. (healthcare)

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COLUMBIA NEW YORK TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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COLUMBIA NEW YORK TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

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COLUMBIA NEW YORK TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA NEW YORK TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia New York Tax-Exempt Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on March 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Agreements;

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COLUMBIA NEW YORK TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

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COLUMBIA NEW YORK TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the forty-seventh, twenty-sixth and sixteenth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed

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COLUMBIA NEW YORK TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
44

COLUMBIA NEW YORK TAX-EXEMPT FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
45

Columbia New York Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN205_10_E01_(12/15)

ANNUAL REPORT

October 31, 2015

COLUMBIA STRATEGIC INCOME FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	38
Statement of Operations	40
Statement of Changes in Net Assets	41
Financial Highlights	44
Notes to Financial Statements	54
Report of Independent Registered Public Accounting Firm	71
Trustees and Officers	72
Board Consideration and Approval of Advisory Agreement	76
Important Information About This Report	81

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Strategic Income Fund (the Fund) Class A shares returned 0.25% for the 12-month period that ended October 31, 2015.

■  The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 1.96% for the same time period.

■  During the same 12-month period, the Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Constrained Index returned -1.99%, the Citi Non-U.S. World Government Bond (All Maturities) Index — Unhedged returned -6.19% and the JPMorgan Emerging Markets Bond Index — Global returned -0.50%.

■  Relative to the benchmark, allocations in high yield and emerging market debt detracted from performance, while duration positioning contributed positively to the Fund's performance.

Average Annual Total Returns (%) (for period ended October 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	04/21/77
Excluding sales charges		0.25	4.34	5.71
Including sales charges		-4.57	3.33	5.20
Class B	05/15/92
Excluding sales charges		-0.33	3.60	4.93
Including sales charges		-5.06	3.27	4.93
Class C	07/01/97
Excluding sales charges		-0.49	3.68	5.06
Including sales charges		-1.43	3.68	5.06
Class K*	03/07/11	0.37	4.43	5.76
Class R*	09/27/10	0.00	4.17	5.49
Class R4*	11/08/12	0.52	4.49	5.79
Class R5*	03/07/11	0.80	4.71	5.90
Class W*	09/27/10	0.25	4.34	5.71
Class Y*	06/13/13	0.68	4.54	5.81
Class Z	01/29/99	0.51	4.59	5.97
Barclays U.S. Aggregate Bond Index		1.96	3.03	4.72
BofAML U.S. Cash Pay High Yield Constrained Index		-1.99	5.98	7.43
Citi Non-U.S. World Government Bond (All Maturities) Index — Unhedged		-6.19	-1.68	3.15
JPMorgan Emerging Markets Bond Index — Global		-0.50	4.69	7.25

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PERFORMANCE OVERVIEW (continued)

The Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The BofAML U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

The Citi Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds.

The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a Hypothetical $10,000 Investment (November 1, 2005 – October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Gene Tannuzzo, CFA

Colin Lundgren, CFA

Brian Lavin, CFA

Portfolio Breakdown (%) (at October 31, 2015)
Asset-Backed Securities — Non-Agency	2.2
Commercial Mortgage-Backed Securities — Non-Agency	5.1
Common Stocks	0.1
Corporate Bonds & Notes	43.2
Foreign Government Obligations	12.9
Inflation-Indexed Bonds	1.4
Money Market Funds	6.6
Municipal Bonds	0.1
Options Purchased Puts	0.1
Residential Mortgage-Backed Securities — Agency	8.1
Residential Mortgage-Backed Securities — Non-Agency	13.6
Senior Loans	6.6
U.S. Treasury Obligations	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at October 31, 2015)
AAA rating	5.9
AA rating	0.1
A rating	1.8
BBB rating	17.9
BB rating	19.1
B rating	21.5
CCC rating	6.4
D rating	0.1
Not rated	27.2
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

For the 12-month period that ended October 31, 2015, the Fund's Class A shares returned 0.25% excluding sales charges. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 1.96% for the same time period. Relative to the benchmark, allocations in high yield and emerging market debt detracted from performance, while duration positioning contributed positively to the Fund's performance. Importantly, this Fund is designed to meaningfully change its risk profile based on relative value across fixed-income sectors resulting in relative performance variation.

Bond Markets Driven By Broad-Based Economic Concerns

During the 12-month period ended October 31, 2015, global bond markets posted mixed results, as a continued decline in commodity prices led to broad-based fears of disinflation and sluggish U.S. economic data led to increased volatility in global rates. For the period overall, the yield on the bellwether 10-year U.S. Treasury note declined 18 basis points to end October 2015 at 2.16%. (A basis point is 1/100th of a percentage point.) The U.S. Treasury yield curve flattened, as long-term yields declined while short-term rates rose on expectations of an increase in the targeted federal funds rate. The yield on the two-year U.S. Treasury bill increased 26 basis points to end the period at 0.75%.

Sentiment was dominated by anticipation regarding monetary policy. As the period began in November 2014, investors were expecting the first interest rate increase by the Federal Reserve (the Fed) some time in the middle of 2015. However, as the fiscal year progressed and both domestic and international economic data slowed, investors subsequently pushed their expectations into 2016 only to reprice back to December 2015 on direct commentary from the Fed their preference for raising rates in 2015. A key theme for the year was monetary policy diverged globally, with the European Central Bank, the Bank of Japan and many other major central banks expanding their balance sheets in an effort to stimulate economic growth.

Amidst this backdrop, risk aversion heightened. The Bank of America Merrill Lynch 10-Year Treasury Index returned 3.57% for the period. U.S. investment-grade corporate bonds, as measured by the Barclays U.S. Corporate Investment Grade Index, posted a total return of 1.05% for the period, while high-yield corporate bonds, as measured by the BofAML U.S. High Yield Cash Pay Constrained Index, returned -1.99%. Municipal bonds performed comparatively well during the period, with the Barclays Municipal Bond Index increasing 2.87%, while emerging market bonds, as measured by the JPMorgan Emerging Markets Bond Index — Global, returned -0.50%, as slowing growth in China and other emerging economies weighed on performance. International developed market government bonds were especially weak, driven in large part by a stronger U.S. dollar. The Citi Non-U.S. World Government Bond Index — Unhedged returned -6.19%.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

The Fund was modestly underweight in investment-grade corporate bonds during the period, which proved prudent, but security selection within the sector detracted from results. The Fund's positioning in historically defensive industries, such as electric utilities and midstream pipelines, particularly detracted, as both industries underperformed the benchmark. Security selection within emerging market bonds similarly detracted from performance during the period. Exposure to select emerging market currencies also hampered the Fund's performance.

Effective security selection amongst high-yield corporate bonds and mortgage-backed securities contributed positively to the Fund's performance during the period. Well-timed tactical adjustments in exposure to these sectors also added value. Our short euro currency strategy contributed positively as well.

Our approach to duration management helped the Fund's performance. We actively adjusted the Fund's duration during the period, shortening duration when rates fell and lengthening duration when rates rose. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Shifting Market Conditions Drove Portfolio Changes

During the period, as mentioned, we adjusted the Fund's duration as interest rates shifted. Also, during the spring of 2015, we rotated from a low credit quality bias to an emphasis on higher quality. More specifically, we reduced the Fund's exposure to high-yield corporate bonds and to emerging market debt securities and redeployed the proceeds into investment-grade corporate bonds and mortgage-backed securities. We recognized that risk premiums were no longer compensating us for macro-related concerns and chose to emphasize what we considered to be more attractively valued sectors that had been underperforming. Overall, the Fund's portfolio turnover rate for the 12-month period was 169%.

Derivative Positions in the Fund

The Fund utilized government bond futures and swaps to manage duration and yield curve exposure, credit default swaps to tactically adjust credit exposure in the high yield and emerging market debt sectors, currency forwards for hedging foreign currency risk and total return purposes and mortgage TBAs to add exposure to agency mortgage-backed securities (MBS). TBAs, which stands for "to be announced," are mortgage securities bought and sold for future settlement with an agreed upon price, coupon and face value, but without reference to the characteristics of the underlying pool of mortgages until 48 hours before delivery is taken. This feature gives TBA participants immediate exposure to agency MBS without having to value each individual security. The Fund experienced a negative impact from its futures, options and swap contracts. This, however, was more than offset by the positive contribution from the Fund's forward foreign currency exchange contracts during the period.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/ originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Looking Ahead

Early in the period, investors were generally expecting financial conditions to tighten, driven by the Fed raising short-term interest rates. Indeed, financial conditions did tighten during the period, but the source was not the Fed. Rather, wider credit spreads, or yield differentials to government bonds, raised the cost of borrowing, as volatility in commodities and equities added to risk aversion. Meanwhile, the impact of lower commodity prices and weaker currencies had significant effects on economies around the world. In emerging markets, for instance, we saw demand weakness and fiscal reform as a key engine of growth, i.e., commodity production, waned. On the corporate side, such conditions have led to declines in capital expenditures and increased default risk in the energy, metals and mining industries. Conversely, investors may be underappreciating the positive impact that cheaper imports and lower goods prices may have on many of the world's large service-oriented economies.

We believe this divergence between the world's service economies and resource economies is likely to remain a focus over the next year or so, but, in our view, it has also begun to create investment opportunities. In particular, long-term investment-grade corporate bonds were trading, at the end of the period, at spread levels historically consistent with recessions. In our view, this provides significant investor protection should the economic backdrop worsen. In addition, high-yield corporate bonds in the non-resource industries had repriced toward the end of the period to cheaper-than-average levels. The recent global uncertainty may be sufficient to keep the Fed on the sidelines for the near term, but we believe it has also created opportunities to add income to the Fund's portfolio at more attractive levels.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2015 – October 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	985.10	1,019.90	5.13	5.22	1.03
Class B	1,000.00	1,000.00	981.40	1,016.14	8.84	9.00	1.78
Class C	1,000.00	1,000.00	981.30	1,016.14	8.84	9.00	1.78
Class K	1,000.00	1,000.00	985.40	1,020.41	4.63	4.71	0.93
Class R	1,000.00	1,000.00	982.30	1,018.65	6.36	6.48	1.28
Class R4	1,000.00	1,000.00	986.10	1,021.16	3.88	3.95	0.78
Class R5	1,000.00	1,000.00	986.70	1,021.66	3.39	3.45	0.68
Class W	1,000.00	1,000.00	983.40	1,019.90	5.12	5.22	1.03
Class Y	1,000.00	1,000.00	986.90	1,021.86	3.19	3.24	0.64
Class Z	1,000.00	1,000.00	986.10	1,021.16	3.88	3.95	0.78

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 44.1%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
AEROSPACE & DEFENSE 0.7%
ADS Tactical, Inc.(b) 04/01/18	11.000%		1,084,000	1,116,520
Bombardier, Inc.(b) 03/15/25	7.500%		2,259,000	1,756,372
Huntington Ingalls Industries, Inc.(b) 12/15/21	5.000%		378,000	393,120
L-3 Communications Corp. 05/28/24	3.950%		5,907,000	5,639,295
Northrop Grumman Corp. 08/01/23	3.250%		2,744,000	2,772,422
TransDigm, Inc. 07/15/22	6.000%		425,000	429,250
07/15/24	6.500%		2,492,000	2,535,610
TransDigm, Inc.(b) 05/15/25	6.500%		854,000	867,878
Total				15,510,467
AUTOMOTIVE 0.2%
Schaeffler Holding Finance BV PIK(b) 11/15/19	6.250%		1,349,000	1,423,195
ZF North America Capital, Inc.(b) 04/29/22	4.500%		1,053,000	1,060,234
04/29/25	4.750%		2,029,000	1,990,956
Total				4,474,385
BANKING 1.0%
Agromercantil Senior Trust(b) 04/10/19	6.250%		1,295,000	1,298,238
Ally Financial, Inc. 02/13/22	4.125%		2,766,000	2,798,846
05/19/22	4.625%		3,127,000	3,252,080
09/30/24	5.125%		1,750,000	1,843,975
03/30/25	4.625%		1,358,000	1,368,185
11/01/31	8.000%		808,000	979,700
BBVA Bancomer SA Subordinated(b)(c) 11/12/29	5.350%		1,600,000	1,578,496
Banco de Credito del Peru Subordinated(b)(c) 10/15/22	7.170%	PEN	2,000,000	591,048
Grupo Aval Ltd.(b) 09/26/22	4.750%		1,000,000	974,900
Industrial Senior Trust(b) 11/01/22	5.500%		1,000,000	911,375
Lloyds Banking Group PLC Junior Subordinated(b)(c) 12/31/49	6.657%		230,000	257,600

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Popular, Inc. 07/01/19	7.000%	714,000	696,150
Royal Bank of Scotland Group PLC Subordinated 05/28/24	5.125%	3,135,000	3,214,334
Synovus Financial Corp. 02/15/19	7.875%	3,705,000	4,149,600
Total			23,914,527
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.1%
E*TRADE Financial Corp. 11/15/22	5.375%	1,763,000	1,884,996
09/15/23	4.625%	1,153,000	1,190,473
National Financial Partners Corp.(b) 07/15/21	9.000%	462,000	452,760
Total			3,528,229
BUILDING MATERIALS 0.8%
Allegion PLC 09/15/23	5.875%	685,000	717,538
Allegion US Holding Co., Inc. 10/01/21	5.750%	1,646,000	1,728,300
American Builders & Contractors Supply Co., Inc.(b) 04/15/21	5.625%	2,031,000	2,089,391
Beacon Roofing Supply, Inc.(b) 10/01/23	6.375%	1,015,000	1,068,287
Cemex SAB de CV 01/15/21	7.250%	2,453,000	2,514,325
Gibraltar Industries, Inc. 02/01/21	6.250%	723,000	744,690
HD Supply, Inc. 07/15/20	7.500%	2,000,000	2,130,000
07/15/20	11.500%	1,340,000	1,515,875
HD Supply, Inc.(b) 12/15/21	5.250%	2,390,000	2,509,500
Nortek, Inc. 04/15/21	8.500%	1,307,000	1,385,420
RSI Home Products, Inc.(b) 03/15/23	6.500%	921,000	952,084
Union Andina de Cementos SAA(b) 10/30/21	5.875%	1,300,000	1,301,625
Total			18,657,035
CABLE AND SATELLITE 2.7%
Altice US Finance I Corp.(b) 07/15/23	5.375%	2,167,000	2,193,004
Altice US Finance II Corp.(b) 07/15/25	7.750%	942,000	906,675

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCO Holdings LLC/Capital Corp. 09/30/22	5.250%	1,306,000	1,322,855
01/15/24	5.750%	1,479,000	1,501,185
CCO Holdings LLC/Capital Corp.(b) 05/01/23	5.125%	196,000	196,490
05/01/25	5.375%	1,568,000	1,552,320
05/01/27	5.875%	766,000	766,000
CSC Holdings LLC 11/15/21	6.750%	2,247,000	2,179,590
06/01/24	5.250%	1,342,000	1,180,276
Cable One, Inc.(b) 06/15/22	5.750%	735,000	753,375
Cequel Communications Holdings I LLC/Capital Corp.(b) 09/15/20	6.375%	1,490,000	1,491,863
12/15/21	5.125%	1,569,000	1,507,401
DISH DBS Corp. 06/01/21	6.750%	4,868,000	5,026,210
07/15/22	5.875%	1,382,000	1,354,360
11/15/24	5.875%	670,000	640,855
DigitalGlobe, Inc.(b) 02/01/21	5.250%	2,097,000	1,886,419
Hughes Satellite Systems Corp. 06/15/19	6.500%	3,995,000	4,397,496
06/15/21	7.625%	585,000	637,650
Intelsat Jackson Holdings SA 04/01/19	7.250%	395,000	370,313
04/01/21	7.500%	2,964,000	2,675,010
08/01/23	5.500%	2,833,000	2,335,454
NBCUniversal Media LLC 01/15/43	4.450%	990,000	998,914
Neptune Finco Corp.(b) 01/15/23	10.125%	828,000	875,610
10/15/25	6.625%	2,987,000	3,155,019
10/15/25	10.875%	2,508,000	2,677,290
Sirius XM Radio, Inc.(b) 04/15/25	5.375%	1,799,000	1,839,477
Time Warner Cable, Inc. 09/15/42	4.500%	158,000	127,975
UPCB Finance IV Ltd.(b) 01/15/25	5.375%	3,266,000	3,270,082
Unitymedia GmbH(b) 01/15/25	6.125%	2,311,000	2,365,886
Unitymedia Hessen GmbH & Co. KG NRW(b) 01/15/23	5.500%	1,750,000	1,793,750
01/15/25	5.000%	1,621,000	1,612,895
Virgin Media Secured Finance PLC(b) 01/15/26	5.250%	7,462,000	7,462,000
Ziggo Bond Finance BV(b) 01/15/25	5.875%	591,000	562,928
Total			61,616,627

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHEMICALS 1.8%
Angus Chemical Co.(b) 02/15/23	8.750%	1,488,000	1,469,400
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(b) 05/01/21	7.375%	2,338,000	2,487,048
Celanese U.S. Holdings LLC 06/15/21	5.875%	1,724,000	1,853,300
Chemours Co. LLC (The)(b) 05/15/23	6.625%	1,976,000	1,474,590
05/15/25	7.000%	2,760,000	2,056,200
Eco Services Operations LLC/Finance Corp.(b) 11/01/22	8.500%	1,324,000	1,178,360
Huntsman International LLC 11/15/20	4.875%	2,071,000	1,948,086
INEOS Group Holdings SA(b) 08/15/18	6.125%	318,000	320,385
02/15/19	5.875%	2,138,000	2,138,000
LYB International Finance BV 03/15/44	4.875%	9,790,000	9,408,924
Mexichem SAB de CV(b) 09/17/44	5.875%	1,200,000	1,072,500
NOVA Chemicals Corp.(b) 05/01/25	5.000%	2,733,000	2,733,000
PQ Corp.(b) 11/01/18	8.750%	11,024,000	11,106,680
Platform Specialty Products Corp.(b) 02/01/22	6.500%	1,908,000	1,621,800
Total			40,868,273
CONSTRUCTION MACHINERY 0.1%
United Rentals North America, Inc. 05/15/20	7.375%	1,015,000	1,077,169
04/15/22	7.625%	1,765,000	1,915,219
Total			2,992,388
CONSUMER CYCLICAL SERVICES 0.8%
ADT Corp. (The) 07/15/22	3.500%	2,428,000	2,276,250
06/15/23	4.125%	1,050,000	1,010,625
APX Group, Inc. 12/01/19	6.375%	6,023,000	5,857,367
12/01/20	8.750%	3,045,000	2,512,125
Corrections Corp. of America 10/15/22	5.000%	638,000	645,975
IHS, Inc. 11/01/22	5.000%	2,302,000	2,325,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Interval Acquisition Corp.(b) 04/15/23	5.625%		1,749,000	1,792,725
Monitronics International, Inc. 04/01/20	9.125%		2,935,000	2,553,450
Total				18,973,537
CONSUMER PRODUCTS 0.8%
Jarden Corp.(b) 11/15/23	5.000%		642,000	659,655
Scotts Miracle-Gro Co. (The)(b) 10/15/23	6.000%		1,598,000	1,681,895
Serta Simmons Bedding LLC(b) 10/01/20	8.125%		4,275,000	4,515,469
Spectrum Brands, Inc. 11/15/20	6.375%		2,086,000	2,226,805
11/15/22	6.625%		2,055,000	2,245,087
Spectrum Brands, Inc.(b) 07/15/25	5.750%		1,409,000	1,502,346
Springs Industries, Inc. 06/01/21	6.250%		3,414,000	3,396,930
Tempur Sealy International, Inc. 12/15/20	6.875%		488,000	522,160
Tempur Sealy International, Inc.(b) 10/15/23	5.625%		2,121,000	2,221,748
Total				18,972,095
DIVERSIFIED MANUFACTURING 0.2%
Amsted Industries, Inc.(b) 03/15/22	5.000%		1,736,000	1,753,360
09/15/24	5.375%		1,172,000	1,157,350
Entegris, Inc.(b) 04/01/22	6.000%		1,983,000	2,042,490
Total				4,953,200
ELECTRIC 3.1%
AES Corp. (The) 07/01/21	7.375%		3,126,000	3,329,190
Calpine Corp. 01/15/23	5.375%		1,893,000	1,810,181
Calpine Corp.(b) 01/15/22	6.000%		690,000	727,950
Companhia de Eletricidade do Estad(b) 04/27/16	11.750%	BRL	2,313,000	566,772
Dominion Resources, Inc. 12/01/44	4.700%		11,340,000	11,208,433
Duke Energy Corp. 08/15/22	3.050%		5,280,000	5,240,041
10/15/23	3.950%		7,536,000	7,890,757

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Energy, Inc. 07/15/22	6.250%	4,383,000	4,032,360
NRG Yield Operating LLC 08/15/24	5.375%	4,650,000	4,254,750
PPL Capital Funding, Inc. 06/01/23	3.400%	10,255,000	10,259,266
03/15/24	3.950%	7,050,000	7,310,455
Pacific Gas & Electric Co. 02/15/44	4.750%	4,800,000	5,077,786
Progress Energy, Inc. 04/01/22	3.150%	5,994,000	5,971,223
Talen Energy Supply LLC(b) 06/01/25	6.500%	1,521,000	1,349,888
TerraForm Power Operating LLC(b) 02/01/23	5.875%	2,735,000	2,523,038
06/15/25	6.125%	344,000	309,600
Total			71,861,690
ENVIRONMENTAL 0.1%
Clean Harbors, Inc. 08/01/20	5.250%	1,480,000	1,539,200
FINANCE COMPANIES 1.5%
AerCap Ireland Capital Ltd./Global Aviation Trust 10/30/20	4.625%	1,239,000	1,283,914
05/15/21	4.500%	6,041,000	6,207,127
10/01/21	5.000%	1,114,000	1,164,130
Aircastle Ltd. 03/15/21	5.125%	1,088,000	1,147,840
02/15/22	5.500%	1,352,000	1,429,740
International Lease Finance Corp. 12/15/20	8.250%	33,000	39,435
01/15/22	8.625%	2,266,000	2,787,180
Navient Corp. 01/15/19	5.500%	559,000	555,506
10/26/20	5.000%	507,000	474,679
01/25/22	7.250%	1,039,000	1,023,415
03/25/24	6.125%	1,599,000	1,443,098
10/25/24	5.875%	3,355,000	2,994,337
OneMain Financial Holdings, Inc.(b) 12/15/19	6.750%	1,032,000	1,093,920
12/15/21	7.250%	1,006,000	1,051,270
Provident Funding Associates LP/Finance Corp.(b) 06/15/21	6.750%	3,596,000	3,452,160
Quicken Loans, Inc.(b) 05/01/25	5.750%	2,274,000	2,256,945
Springleaf Finance Corp. 12/15/17	6.900%	1,928,000	2,038,860
06/01/20	6.000%	518,000	524,475

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/01/21	7.750%	492,000	529,515
10/01/23	8.250%	1,220,000	1,323,700
iStar, Inc. 07/01/19	5.000%	2,515,000	2,461,556
Total			35,282,802
FOOD AND BEVERAGE 2.5%
B&G Foods, Inc. 06/01/21	4.625%	972,000	968,355
ConAgra Foods, Inc. 09/15/22	3.250%	5,750,000	5,583,026
01/25/23	3.200%	6,577,000	6,270,920
Constellation Brands, Inc. 11/15/19	3.875%	522,000	542,880
05/01/23	4.250%	1,487,000	1,522,316
11/15/24	4.750%	2,715,000	2,843,962
Cosan Luxembourg SA(b) 03/14/23	5.000%	491,000	417,350
Diamond Foods, Inc.(b) 03/15/19	7.000%	2,014,000	2,107,148
Grupo Bimbo SAB de CV(b) 06/27/44	4.875%	9,910,000	8,877,219
Heineken NV(b) 04/01/22	3.400%	4,300,000	4,377,039
Kraft Heinz Co. (The)(b) 07/15/45	5.200%	3,685,000	3,906,741
MHP SA(b) 04/02/20	8.250%	3,609,000	3,121,785
Molson Coors Brewing Co. 05/01/42	5.000%	8,315,000	7,306,266
Post Holdings, Inc. 02/15/22	7.375%	391,000	411,958
Post Holdings, Inc.(b) 12/15/22	6.000%	316,000	317,580
03/15/24	7.750%	2,370,000	2,524,050
SABMiller Holdings, Inc.(b) 01/15/22	3.750%	4,880,000	4,990,634
WhiteWave Foods Co. (The) 10/01/22	5.375%	1,988,000	2,132,130
Total			58,221,359
GAMING 1.4%
Boyd Gaming Corp. 05/15/23	6.875%	980,000	1,038,800
GLP Capital LP/Financing II, Inc. 11/01/23	5.375%	1,094,000	1,104,524
International Game Technology PLC(b) 02/15/22	6.250%	1,963,000	1,913,925
02/15/25	6.500%	1,472,000	1,383,680

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Resorts International 03/01/18	11.375%	3,045,000	3,585,488
10/01/20	6.750%	444,000	472,860
12/15/21	6.625%	4,363,000	4,657,502
Penn National Gaming, Inc. 11/01/21	5.875%	1,107,000	1,129,140
Pinnacle Entertainment, Inc. 08/01/21	6.375%	1,806,000	1,923,390
Scientific Games International, Inc. 12/01/22	10.000%	5,023,000	4,445,355
Scientific Games International, Inc.(b) 01/01/22	7.000%	3,246,000	3,262,230
Seminole Tribe of Florida, Inc.(b) 10/01/20	6.535%	1,145,000	1,213,700
10/01/20	7.804%	1,695,000	1,804,683
SugarHouse HSP Gaming LP/Finance Corp.(b) 06/01/21	6.375%	3,303,000	3,187,395
Tunica-Biloxi Gaming Authority(b)(d) 11/15/15	0.000%	2,397,000	1,351,309
Total			32,473,981
HEALTH CARE 2.8%
Acadia Healthcare Co., Inc. 07/01/22	5.125%	524,000	517,450
Air Medical Merger Sub Corp.(b) 05/15/23	6.375%	530,000	482,300
Alere, Inc.(b) 07/01/23	6.375%	1,171,000	1,217,840
Amsurg Corp. 07/15/22	5.625%	1,400,000	1,375,500
CHS/Community Health Systems, Inc. 08/01/21	5.125%	3,414,000	3,524,955
02/01/22	6.875%	3,485,000	3,511,137
ConvaTec Finance International SA Junior Subordinated PIK(b) 01/15/19	8.250%	1,039,000	1,036,402
DaVita HealthCare Partners, Inc. 07/15/24	5.125%	1,750,000	1,776,250
05/01/25	5.000%	1,509,000	1,497,981
Emdeon, Inc. 12/31/19	11.000%	2,635,000	2,809,569
Emdeon, Inc.(b) 02/15/21	6.000%	992,000	973,400
ExamWorks Group, Inc. 04/15/23	5.625%	1,050,000	1,092,000
Fresenius Medical Care U.S. Finance II, Inc.(b) 09/15/18	6.500%	332,000	364,370
07/31/19	5.625%	813,000	884,138

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/31/22	5.875%	1,960,000	2,136,400
10/15/24	4.750%	385,000	389,813
HCA Holdings, Inc. Junior Subordinated 02/15/21	6.250%	408,000	445,740
HCA, Inc. 02/15/20	6.500%	2,296,000	2,568,650
02/15/22	7.500%	3,328,000	3,827,200
02/01/25	5.375%	5,099,000	5,232,849
04/15/25	5.250%	3,780,000	3,912,300
HealthSouth Corp.(b) 11/01/24	5.750%	597,000	597,000
09/15/25	5.750%	1,050,000	1,045,406
Hologic, Inc.(b) 07/15/22	5.250%	1,697,000	1,771,244
Kinetic Concepts, Inc./KCI U.S.A., Inc. 11/01/18	10.500%	1,262,000	1,334,565
LifePoint Health, Inc. 12/01/21	5.500%	2,289,000	2,323,335
MPH Acquisition Holdings LLC(b) 04/01/22	6.625%	2,713,000	2,780,825
Sterigenics-Nordion Holdings LLC(b) 05/15/23	6.500%	2,051,000	2,063,819
Surgical Care Affiliates, Inc.(b) 04/01/23	6.000%	720,000	723,600
Teleflex, Inc. 06/15/24	5.250%	163,000	166,668
Tenet Healthcare Corp. 10/01/20	6.000%	1,506,000	1,626,480
04/01/21	4.500%	2,605,000	2,605,000
04/01/22	8.125%	5,225,000	5,525,437
06/15/23	6.750%	2,228,000	2,211,290
Total			64,350,913
HEALTHCARE INSURANCE 0.1%
Centene Corp. 05/15/22	4.750%	1,691,000	1,682,545
HOME CONSTRUCTION 0.5%
CalAtlantic Group, Inc. 11/15/24	5.875%	2,361,000	2,479,050
D.R. Horton, Inc. 09/15/22	4.375%	2,450,000	2,499,000
Meritage Homes Corp. 03/01/18	4.500%	1,527,000	1,546,087
04/15/20	7.150%	588,000	640,920
04/01/22	7.000%	1,368,000	1,497,960
Taylor Morrison Communities, Inc./Monarch, Inc.(b) 04/15/21	5.250%	49,000	49,368

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/15/23	5.875%	1,265,000	1,274,487
03/01/24	5.625%	695,000	684,575
Total			10,671,447
INDEPENDENT ENERGY 2.7%
Antero Resources Corp. 12/01/22	5.125%	3,442,000	3,089,195
Canadian Oil Sands Ltd.(b) 04/01/22	4.500%	3,810,000	3,625,886
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	4,723,000	4,492,754
Chesapeake Energy Corp. 03/15/23	5.750%	1,584,000	997,920
Concho Resources, Inc. 04/01/23	5.500%	7,162,000	7,197,810
Continental Resources, Inc. 09/15/22	5.000%	5,978,000	5,372,727
06/01/44	4.900%	2,764,000	2,094,670
CrownRock LP/Finance, Inc.(b) 04/15/21	7.125%	1,050,000	1,064,437
02/15/23	7.750%	1,500,000	1,545,000
Diamondback Energy, Inc. 10/01/21	7.625%	481,000	512,265
EP Energy LLC/Everest Acquisition Finance, Inc. 05/01/20	9.375%	1,513,000	1,316,310
09/01/22	7.750%	425,000	327,250
06/15/23	6.375%	2,786,000	2,096,465
Kosmos Energy Ltd.(b) 08/01/21	7.875%	1,008,000	876,960
08/01/21	7.875%	1,150,000	1,000,500
Laredo Petroleum, Inc. 01/15/22	5.625%	2,517,000	2,365,980
05/01/22	7.375%	2,834,000	2,798,575
03/15/23	6.250%	1,767,000	1,696,320
Oasis Petroleum, Inc. 11/01/21	6.500%	1,440,000	1,227,600
03/15/22	6.875%	895,000	762,988
01/15/23	6.875%	1,878,000	1,624,470
Parsley Energy LLC/Finance Corp.(b) 02/15/22	7.500%	4,487,000	4,520,652
RSP Permian, Inc. 10/01/22	6.625%	1,450,000	1,435,500
RSP Permian, Inc.(b) 10/01/22	6.625%	825,000	814,688
SM Energy Co. 06/01/25	5.625%	488,000	444,080
Whiting Petroleum Corp. 03/15/21	5.750%	2,546,000	2,364,597
04/01/23	6.250%	2,067,000	1,922,310

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Woodside Finance Ltd.(b) 03/05/25	3.650%	4,710,000	4,285,742
Zhaikmunai LLP(b) 11/13/19	7.125%	1,754,000	1,429,510
Total			63,303,161
INTEGRATED ENERGY 0.1%
Cenovus Energy, Inc. 09/15/42	4.450%	1,443,000	1,161,015
LEISURE 0.1%
LTF Merger Sub, Inc.(b) 06/15/23	8.500%	1,317,000	1,313,707
LIFE INSURANCE 0.5%
Five Corners Funding Trust(b) 11/15/23	4.419%	11,076,000	11,663,283
LODGING 0.4%
Choice Hotels International, Inc. 07/01/22	5.750%	1,549,000	1,661,303
Hilton Worldwide Finance LLC/Corp. 10/15/21	5.625%	2,030,000	2,124,740
Playa Resorts Holding BV(b) 08/15/20	8.000%	3,451,000	3,511,392
RHP Hotel Properties LP/Finance Corp. 04/15/23	5.000%	1,428,000	1,474,410
Total			8,771,845
MEDIA AND ENTERTAINMENT 3.3%
21st Century Fox America, Inc. 09/15/44	4.750%	6,200,000	6,225,383
AMC Networks, Inc. 12/15/22	4.750%	3,198,000	3,209,992
Activision Blizzard, Inc.(b) 09/15/21	5.625%	5,679,000	6,006,678
09/15/23	6.125%	647,000	704,421
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	3,128,000	3,245,300
11/15/22	6.500%	4,779,000	4,982,107
Lamar Media Corp. 01/15/24	5.375%	828,000	859,050
MDC Partners, Inc.(b) 04/01/20	6.750%	4,101,000	4,172,767
Netflix, Inc. 03/01/24	5.750%	1,675,000	1,773,808
Netflix, Inc.(b) 02/15/22	5.500%	1,686,000	1,778,730
02/15/25	5.875%	3,248,000	3,434,760

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nielsen Finance Co. SARL (The)(b) 10/01/21	5.500%	724,000	747,530
Nielsen Finance LLC/Co.(b) 04/15/22	5.000%	922,000	936,983
Outfront Media Capital LLC/Corp. 02/15/22	5.250%	1,931,000	1,976,861
02/15/24	5.625%	431,000	445,008
03/15/25	5.875%	2,195,000	2,271,825
Outfront Media Capital LLC/Corp.(b) 02/15/24	5.625%	227,000	236,223
Scripps Networks Interactive, Inc. 11/15/24	3.900%	7,335,000	7,127,706
06/15/25	3.950%	1,056,000	1,010,631
Sky PLC(b) 11/26/22	3.125%	11,570,000	11,315,749
TEGNA, Inc. 10/15/19	5.125%	755,000	787,088
TEGNA, Inc.(b) 09/15/21	4.875%	655,000	648,450
Thomson Reuters Corp. 05/23/43	4.500%	975,000	879,598
Univision Communications, Inc.(b) 05/15/23	5.125%	5,009,000	4,958,910
02/15/25	5.125%	3,009,000	2,956,343
iHeartCommunications, Inc. 03/01/21	9.000%	3,752,000	3,086,020
03/15/23	10.625%	1,198,000	1,006,320
Total			76,784,241
METALS 0.1%
ArcelorMittal(c) 03/01/21	6.250%	866,000	817,829
02/25/22	7.000%	2,352,000	2,228,520
Total			3,046,349
MIDSTREAM 2.6%
Blue Racer Midstream LLC/Finance Corp.(b) 11/15/22	6.125%	3,392,000	3,171,520
Columbia Pipeline Group, Inc.(b) 06/01/45	5.800%	2,191,000	2,074,866
Crestwood Midstream Partners LP/Finance Corp. 12/15/20	6.000%	222,000	196,470
03/01/22	6.125%	324,000	278,640
Crestwood Midstream Partners LP/Finance Corp.(b) 04/01/23	6.250%	1,077,000	915,450
Energy Transfer Equity LP 01/15/24	5.875%	1,313,000	1,272,002
06/01/27	5.500%	6,536,000	5,818,073

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan Energy Partners LP 02/15/23	3.450%	6,825,000	6,050,308
03/01/43	5.000%	8,558,000	6,712,647
MarkWest Energy Partners LP/Finance Corp. 02/15/23	5.500%	2,894,000	2,850,590
07/15/23	4.500%	2,196,000	2,058,750
12/01/24	4.875%	3,599,000	3,396,556
Northwest Pipeline LLC 04/15/17	5.950%	500,000	529,636
Plains All American Pipeline LP/Finance Corp. 10/15/23	3.850%	4,712,000	4,515,406
Regency Energy Partners LP/Finance Corp. 09/01/20	5.750%	1,682,000	1,783,386
Rose Rock Midstream LP/Finance Corp.(b) 11/15/23	5.625%	1,009,000	857,650
Sabine Pass Liquefaction LLC(b) 03/01/25	5.625%	4,289,000	4,112,079
Southern Natural Gas Co. LLC(b) 04/01/17	5.900%	2,315,000	2,404,014
Targa Resources Partners LP/Finance Corp. 05/01/23	5.250%	103,000	95,790
11/15/23	4.250%	5,578,000	4,880,750
Targa Resources Partners LP/Finance Corp.(b) 03/15/24	6.750%	1,430,000	1,406,762
Tesoro Logistics LP/Finance Corp.(b) 10/15/19	5.500%	512,000	529,920
10/15/22	6.250%	3,049,000	3,170,960
TransCanada PipeLines Ltd. 10/16/43	5.000%	720,000	705,784
Total			59,788,009
NATURAL GAS 0.3%
Sempra Energy 12/01/23	4.050%	2,745,000	2,871,816
06/15/24	3.550%	3,414,000	3,455,774
Total			6,327,590
OIL FIELD SERVICES 0.1%
Noble Holding International Ltd. 03/15/42	5.250%	2,245,000	1,390,450
OTHER FINANCIAL INSTITUTIONS 0.1%
FTI Consulting, Inc. 11/15/22	6.000%	859,000	910,540
Icahn Enterprises LP/Finance Corp. 08/01/20	6.000%	1,207,000	1,259,806
02/01/22	5.875%	1,476,000	1,520,280
Total			3,690,626

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OTHER INDUSTRY 0.1%
CB Richard Ellis Services, Inc. 03/15/25	5.250%	1,655,000	1,683,584
OTHER REIT 0.1%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	86,000	88,795
CyrusOne LP/Finance Corp.(b) 11/15/22	6.375%	2,500,000	2,581,250
Total			2,670,045
PACKAGING 0.8%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b) 01/31/21	6.750%	1,747,000	1,790,675
Berry Plastics Corp. 07/15/23	5.125%	4,020,000	3,979,800
Berry Plastics Corp.(b) 10/15/22	6.000%	795,000	832,762
Beverage Packaging Holdings (Luxembourg) II SA(b) 12/15/16	5.625%	689,000	689,000
06/15/17	6.000%	409,000	411,045
Owens-Brockway Glass Container, Inc.(b) 08/15/23	5.875%	447,000	474,379
08/15/25	6.375%	741,000	789,165
Plastipak Holdings, Inc.(b) 10/01/21	6.500%	3,338,000	3,304,620
Reynolds Group Issuer, Inc./LLC 08/15/19	9.875%	1,072,000	1,128,280
10/15/20	5.750%	3,430,000	3,567,200
Reynolds Group Issuer, Inc./LLC(c) 02/15/21	8.250%	300,000	311,625
Signode Industrial Group Luxembourg SA/US, Inc.(b) 05/01/22	6.375%	719,000	674,063
Total			17,952,614
PHARMACEUTICALS 1.3%
AMAG Pharmaceuticals, Inc.(b) 09/01/23	7.875%	711,000	663,008
Capsugel SA PIK(b) 05/15/19	7.000%	613,000	617,598
Concordia Healthcare Corp.(b) 04/15/23	7.000%	886,000	770,820
Endo Finance LLC/Finco, Inc.(b) 02/01/25	6.000%	1,895,000	1,880,787
Endo Finance LLC/Ltd./Finco, Inc.(b) 07/15/23	6.000%	3,525,000	3,525,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Grifols Worldwide Operations Ltd. 04/01/22	5.250%	1,735,000	1,795,725
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(b) 08/01/23	6.375%	2,868,000	2,871,585
Mallinckrodt International Finance SA/CB LLC(b) 10/15/23	5.625%	2,928,000	2,763,300
04/15/25	5.500%	549,000	499,420
Quintiles Transnational Corp.(b) 05/15/23	4.875%	1,308,000	1,344,781
Valeant Pharmaceuticals International, Inc.(b) 10/15/20	6.375%	4,197,000	3,777,300
07/15/21	7.500%	3,913,000	3,570,612
03/01/23	5.500%	974,000	818,160
05/15/23	5.875%	4,412,000	3,714,352
04/15/25	6.125%	2,106,000	1,771,673
Total			30,384,121
PROPERTY & CASUALTY 0.9%
Alliant Holdings I LP(b) 08/01/23	8.250%	145,000	144,094
HUB International Ltd.(b) 10/01/21	7.875%	5,866,000	5,851,335
Hub Holdings LLC/Finance, Inc. PIK(b) 07/15/19	8.125%	480,000	466,800
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	8,205,000	8,842,676
06/15/23	4.250%	5,935,000	6,082,894
Total			21,387,799
RAILROADS 0.3%
Canadian Pacific Railway Co. 08/01/45	4.800%	5,030,000	5,176,911
Florida East Coast Holdings Corp.(b) 05/01/19	6.750%	1,686,000	1,698,224
Panama Canal Railway Co. 11/01/26	7.000%	523,095	517,864
Total			7,392,999
RESTAURANTS 0.5%
BC ULC/New Red Finance, Inc.(b) 01/15/22	4.625%	3,563,000	3,616,445
04/01/22	6.000%	1,050,000	1,098,562
Yum! Brands, Inc. 11/01/21	3.750%	3,050,000	2,874,625
11/01/23	3.875%	4,440,000	4,011,074
Total			11,600,706

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RETAILERS 0.9%
Asbury Automotive Group, Inc. 12/15/24	6.000%	1,002,000	1,059,615
Asbury Automotive Group, Inc.(b) 12/15/24	6.000%	670,000	708,525
CVS Health Corp. 07/20/45	5.125%	1,565,000	1,677,813
Caleres, Inc.(b) 08/15/23	6.250%	504,000	509,040
Dollar Tree, Inc.(b) 03/01/23	5.750%	2,689,000	2,833,534
Group 1 Automotive, Inc. 06/01/22	5.000%	828,000	836,280
L Brands, Inc. 04/01/21	6.625%	1,260,000	1,426,950
Penske Automotive Group, Inc. 12/01/24	5.375%	1,745,000	1,771,175
PetSmart, Inc.(b) 03/15/23	7.125%	1,521,000	1,600,853
Rite Aid Corp. 06/15/21	6.750%	2,455,000	2,636,056
Junior Subordinated 02/15/27	7.700%	1,004,000	1,272,570
Rite Aid Corp.(b) 04/01/23	6.125%	3,274,000	3,527,735
Total			19,860,146
TECHNOLOGY 2.1%
Alliance Data Systems Corp.(b) 04/01/20	6.375%	1,321,000	1,363,933
08/01/22	5.375%	3,467,000	3,519,005
Ancestry.com, Inc. Junior Subordinated 12/15/20	11.000%	324,000	353,970
Audatex North America, Inc.(b) 11/01/23	6.125%	3,976,000	4,000,850
Equinix, Inc. 01/01/22	5.375%	1,122,000	1,172,153
04/01/23	5.375%	580,000	603,200
First Data Corp.(b) 11/01/20	6.750%	2,943,000	3,101,186
01/15/21	8.250%	3,353,000	3,516,459
08/15/23	5.375%	1,911,000	1,944,443
First Data Corp.(b)(e) 12/01/23	7.000%	4,719,000	4,801,582
Goodman Networks, Inc. 07/01/18	12.125%	1,297,000	453,950
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Hewlett Packard Enterprise Co.(b) 10/15/45	6.350%		4,730,000	4,582,017
IMS Health, Inc.(b) 11/01/20	6.000%		1,511,000	1,563,885
Infor US, Inc.(b) 08/15/20	5.750%		373,000	380,460
MSCI, Inc.(b) 11/15/24	5.250%		1,861,000	1,958,702
08/15/25	5.750%		1,566,000	1,651,347
NCR Corp. 12/15/21	5.875%		572,000	577,720
12/15/23	6.375%		430,000	442,900
NXP BV/Funding LLC(b) 06/15/22	4.625%		1,781,000	1,816,620
Qualitytech LP/Finance Corp. 08/01/22	5.875%		1,773,000	1,821,758
Riverbed Technology, Inc.(b) 03/01/23	8.875%		2,069,000	1,924,170
Sensata Technologies BV(b) 10/01/25	5.000%		1,251,000	1,221,289
VeriSign, Inc. 05/01/23	4.625%		1,734,000	1,737,121
04/01/25	5.250%		1,415,000	1,443,300
Zebra Technologies Corp. 10/15/22	7.250%		3,181,000	3,471,266
Total				49,423,286
TRANSPORTATION SERVICES 0.2%
ACI Airport SudAmerica SA(b) 11/29/32	6.875%		1,700,000	1,411,000
Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b) 12/15/35	5.950%	MXN	31,971,252	1,903,898
ERAC U.S.A. Finance LLC(b) 02/15/45	4.500%		436,000	405,359
Total				3,720,257
WIRELESS 2.3%
Crown Castle International Corp. 04/15/22	4.875%		3,246,000	3,436,702
01/15/23	5.250%		2,655,000	2,857,444
Numericable-SFR(b) 05/15/19	4.875%		1,836,000	1,845,180
05/15/22	6.000%		3,393,000	3,401,482
05/15/24	6.250%		226,000	226,000
SBA Communications Corp 07/15/22	4.875%		2,142,000	2,190,088

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SBA Telecommunications, Inc. 07/15/20	5.750%	2,030,000	2,118,813
Sprint Communications, Inc.(b) 11/15/18	9.000%	4,328,000	4,760,800
03/01/20	7.000%	7,685,000	8,069,250
Sprint Corp. 09/15/23	7.875%	3,726,000	3,446,550
06/15/24	7.125%	2,120,000	1,861,625
02/15/25	7.625%	301,000	267,138
T-Mobile USA, Inc. 01/15/22	6.125%	1,189,000	1,209,808
04/28/22	6.731%	2,065,000	2,132,112
03/01/23	6.000%	828,000	825,413
04/01/23	6.625%	2,318,000	2,367,976
01/15/24	6.500%	1,670,000	1,695,050
03/01/25	6.375%	423,000	424,058
Wind Acquisition Finance SA(b) 07/15/20	4.750%	3,393,000	3,452,377
04/23/21	7.375%	6,105,000	6,150,787
Total			52,738,653
WIRELINES 3.1%
AT&T, Inc. 06/15/45	4.350%	21,960,000	19,014,571
CenturyLink, Inc. 06/15/21	6.450%	5,005,000	5,042,537
04/01/25	5.625%	561,000	503,498
Frontier Communications Corp. 07/01/21	9.250%	2,097,000	2,131,076
04/15/22	8.750%	953,000	917,263
04/15/24	7.625%	978,000	875,310
01/15/25	6.875%	1,685,000	1,456,003
Frontier Communications Corp.(b) 09/15/20	8.875%	552,000	573,042
09/15/22	10.500%	963,000	999,113
09/15/25	11.000%	3,266,000	3,423,160
Level 3 Communications, Inc. 12/01/22	5.750%	3,826,000	3,921,650
Level 3 Financing, Inc. 01/15/21	6.125%	1,312,000	1,382,520
08/15/22	5.375%	2,452,000	2,494,910
Level 3 Financing, Inc.(b)(e) 01/15/24	5.375%	793,000	802,913
Level 3 Financing, Inc.(c) 01/15/18	3.914%	474,000	477,555
Telecom Italia SpA(b) 05/30/24	5.303%	1,897,000	1,906,485
Verizon Communications, Inc. 11/01/42	3.850%	22,207,000	18,618,682
03/15/55	4.672%	619,000	543,949

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Windstream Services LLC 10/15/20	7.750%	1,593,000	1,433,700
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	821,000	894,890
Zayo Group LLC/Capital, Inc.(b) 04/01/23	6.000%	4,482,000	4,569,399
05/15/25	6.375%	32,000	32,400
Total			72,014,626
Total Corporate Bonds & Notes (Cost: $1,029,872,552)			1,018,613,812

Residential Mortgage-Backed Securities —
Agency 8.3%

Federal Home Loan Mortgage Corp. 01/01/20	10.500%	2,204	2,222
Federal Home Loan Mortgage Corp.(c)(f) CMO IO STRIPS Series 326 Class S1 03/15/44	5.804%	4,441,214	1,051,387
CMO IO Series 2957 Class SW 04/15/35	5.804%	4,350,096	818,876
CMO IO Series 311 Class S1 08/15/43	5.754%	100,495,281	22,233,005
CMO IO Series 318 Class S1 11/15/43	5.754%	10,996,270	2,868,846
CMO IO Series 326 Class S2 03/15/44	5.754%	43,523,898	10,301,329
CMO IO Series 3761 Class KS 06/15/40	5.804%	6,084,633	641,179
CMO IO Series 4174 Class SB 05/15/39	6.004%	18,229,174	2,977,832
Federal Home Loan Mortgage Corp.(f) CMO IO Series 304 Class C69 12/15/42	4.000%	15,823,169	3,046,876
CMO IO Series 4098 Class AI 05/15/39	3.500%	14,644,143	2,003,661
CMO IO Series 4120 Class AI 11/15/39	3.500%	13,066,244	1,101,831
CMO IO Series 4121 Class IA 01/15/41	3.500%	12,744,473	2,172,727
CMO IO Series 4147 Class CI 01/15/41	3.500%	26,654,853	3,730,645
CMO IO Series 4213 Class DI 06/15/38	3.500%	23,277,635	2,533,510
Federal National Mortgage Association 12/01/20	4.500%	58,113	61,158
02/01/35	5.500%	111,231	125,429
05/01/41	4.000%	6,877,202	7,310,252
Federal National Mortgage Association(c)(f) CMO IO Series 2006-5 Class N1 08/25/34	1.967%	18,592,708	397,977

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2006-5 Class N2 02/25/35	1.950%	26,563,007	1,118,319
CMO IO Series 2010-135 Class MS 12/25/40	5.753%	3,671,950	626,804
CMO IO Series 2013-101 Class CS 10/25/43	5.703%	23,573,126	6,099,400
CMO IO Series 2013-124 Class SB 12/25/43	5.753%	18,103,042	4,392,618
Federal National Mortgage Association(e) 11/17/30	3.000%	19,000,000	19,763,562
11/12/45	3.500%	21,500,000	22,374,781
11/12/45	4.000%	19,000,000	20,224,607
Federal National Mortgage Association(f) CMO IO STRIPS Series 417 Class C5 02/25/43	3.500%	11,908,737	2,296,387
CMO IO Series 2012-118 Class BI 12/25/39	3.500%	21,405,294	2,837,188
CMO IO Series 2012-121 Class GI 08/25/39	3.500%	15,823,127	1,922,035
CMO IO Series 2012-129 Class IC 01/25/41	3.500%	12,777,381	1,894,815
CMO IO Series 2012-131 Class MI 01/25/40	3.500%	18,913,812	2,719,783
CMO IO Series 2012-133 Class EI 07/25/31	3.500%	8,238,191	990,448
CMO IO Series 2012-139 Class IL 04/25/40	3.500%	11,074,678	1,084,208
CMO IO Series 2012-96 Class CI 04/25/39	3.500%	17,298,154	1,542,886
CMO IO Series 2013-1 Class AI 02/25/43	3.500%	7,577,943	1,080,621
CMO IO Series 2013-6 Class MI 02/25/40	3.500%	12,911,363	1,694,100
Government National Mortgage Association(e) 11/19/45	3.000%	32,000,000	32,684,998
Government National Mortgage Association(f) CMO IO Series 2014-190 Class AI 12/20/38	3.500%	22,102,371	3,554,013
Total Residential Mortgage-Backed Securities — Agency (Cost: $197,653,398)			192,280,315

Residential Mortgage-Backed Securities —
Non-Agency 13.9%

AJAX Mortgage Loan Trust CMO Series 2014-B Class A(b)(c) 08/25/54	3.850%	11,838,604	11,842,156
Apollo Residential Mortgage Securitization Trust CMO Series 2013-1 Class A(b) 05/25/47	4.000%	4,033,513	4,066,350

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BCAP LLC Trust(b) Series 2013-RR1 Class 10A1 10/26/36	3.000%	2,025,617	2,034,199
BCAP LLC Trust(b)(c)
CMO Series 2010-RR11 Class 5A2 03/27/37	4.460%	3,954,652	3,978,033
CMO Series 2010-RR7 Class 17A7 03/26/36	3.146%	1,759,505	1,604,061
CMO Series 2013-RR3 Class 6A5 03/26/36	2.503%	4,423,317	4,333,848
CMO Series 2013-RR5 Class 4A1 09/26/36	3.000%	3,514,596	3,487,548
Bayview Opportunity Master Fund Trust Series 2014-16RP Class A(b)(c) 11/28/29	3.844%	13,571,413	13,519,798
CAM Mortgage Trust Series 2015-1 Class A(b)(c) 07/15/64	3.500%	17,282,693	17,303,966
CIM Trust CMO Series 2015-3AG Class A2(b)(c) 10/25/57	3.693%	10,000,000	9,974,620
COLT LLC Series 2015-A Class A1(b)(c) 07/27/20	3.197%	13,765,514	13,678,888
CTS Corp.(b) 02/27/36	3.750%	9,320,228	9,183,342
Citigroup Mortgage Loan Trust, Inc.(b) CMO Series 2012-A Class A 06/25/51	2.500%	3,890,588	3,827,784
CMO Series 2013-12 Class 2A3 09/25/35	4.750%	5,418,838	5,498,554
Citigroup Mortgage Loan Trust, Inc.(b)(c) CMO Series 2009-4 Class 9A2 03/25/36	2.713%	3,040,248	2,665,910
CMO Series 2010-2 Class 5A2A 12/25/35	5.500%	3,871,000	3,987,374
CMO Series 2010-6 Class 2A2 09/25/35	2.731%	1,143,314	1,066,365
CMO Series 2010-7 Class 3A4 12/25/35	5.803%	2,185,000	2,289,034
CMO Series 2011-12 Class 3A3 09/25/47	2.723%	5,500,000	5,336,698
CMO Series 2013-2 Class 1A1 11/25/37	2.777%	2,684,462	2,688,517
CMO Series 2014-11 Class 3A3 09/25/36	0.354%	5,510,000	5,006,914
Series 2013-11 Class 3A3 09/25/34	2.612%	5,429,093	5,221,218
Credit Suisse Mortgage Capital Certificates(b) CMO Series 2010-9R Class 10A5 04/27/37	4.000%	2,701,273	2,703,500

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-9R Class 1A5 08/27/37	4.000%	9,414,000	9,241,587
CMO Series 2010-9R Class 7A5 05/27/37	4.000%	2,980,906	2,983,462
CMO Series 2011-4R Class 4A7 08/27/37	4.000%	2,312,394	2,319,298
CMO Series 2014-RPL3 Class A1 07/25/54	3.500%	15,401,129	15,194,512
Series 2014-2R Class 18A1 01/27/37	3.000%	8,660,157	8,585,325
Series 2014-2R Class 19A1 05/27/36	3.000%	6,563,508	6,519,269
Credit Suisse Mortgage Capital Certificates(b)(c) CMO Series 2011-5R Class 3A1 09/27/47	3.002%	2,692,477	2,624,063
CMO Series 2014-CIM1 Class A2 01/25/58	3.694%	12,000,000	11,992,693
CMO Series 2014-RPL4 Class A1 08/25/62	3.625%	10,207,939	10,094,348
CMO Series 2014-RPL4 Class A2 08/25/62	4.357%	13,556,000	13,014,807
Series 2008-4R Class 3A4 01/26/38	2.757%	6,187,000	5,767,012
Series 2012-11 Class 3A2 06/29/47	1.194%	8,599,883	7,737,211
Credit Suisse Securities (USA) LLC(b) CMO Series 2014-RPL1 Class A3 02/25/54	3.958%	2,250,000	2,204,833
Credit Suisse Securities (USA) LLC(b)(c)
CMO Series 2014-RPL1 Class A1 02/25/54	3.250%	19,179,358	18,908,535
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust CMO Series 2003-1 Class 1A7 04/25/33	5.500%	1,248,725	1,255,557
Freddie Mac Structured Agency Credit Risk Debt Notes CMO Series 2015-DNA2 Class M3(c) 12/25/27	4.094%	15,750,000	15,150,950
GS Mortgage Securities Corp. Resecuritization Trust CMO Series 2013-1R Class A(b)(c) 11/26/36	0.354%	6,244,418	5,970,471
Jefferies Resecuritization Trust CMO Series 2014-R1 Class 1A1(b) 12/27/37	4.000%	1,932,914	1,934,279
NRPL Trust Series 2014-1A Class A1(b)(c) 04/25/54	3.250%	9,569,053	9,569,053
NZES Series 2015-PLS1 Class A(b)(c) 04/25/17	5.250%	2,059,422	2,064,571

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nomura Resecuritization Trust CMO Series 2011-2RA Class 2A13(b)(c) 07/26/35	2.620%	4,923,000	4,836,672
Pretium Mortgage Credit Partners I(b)(c) Series 2015-NPL1 Class A1 05/28/30	3.625%	4,295,762	4,253,242
Series 2015-NPL1 Class A2 05/28/30	4.250%	3,000,000	2,851,584
Pretium Mortgage Credit Partners Series 2015-NPL2 Class A1(b)(c) 07/27/30	3.750%	6,279,304	6,223,728
RBSSP Resecuritization Trust CMO Series 2010-1 Class 3A2(b)(c) 08/26/35	2.781%	10,000,000	9,807,725
VML LLC CMO Series 2014-NPL1 Class A1(b) 04/27/54	3.875%	4,489,801	4,496,958
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $320,647,254)			320,900,422

Commercial Mortgage-Backed Securities —
Non-Agency 5.2%

1211 Avenue of the Americas Trust Series 2015-1211 Class E(b)(c) 08/10/35	4.142%	6,000,000	5,325,538
American Homes 4 Rent Series 2014-SFR1 Class F(b)(c) 06/17/31	3.500%	5,215,000	4,989,313
BHMS Mortgage Trust Series 2014-ATLS Class DFX(b)(c) 07/05/33	4.691%	4,500,000	4,503,662
Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2013-DSNY Class F(b)(c) 09/15/26	3.696%	8,054,000	8,041,436
Banc of America Merrill Lynch Re-Remic Trust(b)(c) Series 2014-FRR7 Class A 10/26/44	2.444%	2,400,000	2,360,297
Series 2014-FRR7 Class B 10/26/44	2.444%	3,900,000	3,736,095
Series 2015-FR11 Class A705 09/27/44	1.895%	4,000,000	3,707,984
GS Mortgage Securities Trust Series 2007-GG10 Class AM(c) 08/10/45	5.795%	17,621,500	17,588,051
Invitation Homes Trust Series 2015-SFR3 Class F(b)(c) 08/17/32	4.946%	13,500,000	13,273,548

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9 Class AM 05/15/47	5.372%	3,100,000	3,170,765
ORES NPL LLC(b) Series 2013-LV2 Class A 09/25/25	3.081%	5,168,076	5,162,908
Series 2014-LV3 Class A 03/27/24	3.000%	4,447,260	4,441,499
Series 2014-LV3 Class B 03/27/24	6.000%	6,300,000	6,277,437
Rialto Real Estate Fund LLC(b) Series 2014-LT6 Class A 09/15/24	2.750%	1,817,753	1,814,061
Subordinated, Series 2015-LT7 Class B 12/25/32	5.071%	11,650,000	11,654,197
Rialto Real Estate Fund LP(b) Series 2014-LT5 Class A 05/15/24	2.850%	647,495	646,413
Series 2014-LT6 Class B 09/15/24	5.486%	6,375,000	6,378,908
VFC LLC(b) Series 2014-2 Class A 07/20/30	2.750%	3,428,935	3,430,057
Series 2014-2 Class B 07/20/30	5.500%	6,400,000	6,383,593
Series 2015-3 Class A 12/20/31	2.750%	1,586,641	1,585,153
Subordinated, Series 2015-3 Class B 12/20/31	4.750%	5,500,000	5,495,777
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $120,858,748)			119,966,692

Asset-Backed Securities — Non-Agency 2.2%

A Voce CLO Ltd. Series 2014-1A Class C(b)(c) 07/15/26	3.821%	7,200,000	6,534,504
Apidos CLO XXII Series 2015-22A Class D(b)(c) 10/20/27	6.336%	1,000,000	932,675
Ares CLO Ltd. Series 2014-32A Class C(b)(c) 11/15/25	4.521%	1,250,000	1,213,580
Ares XXXVII CLO Ltd. Series 2015-4A Class D1(b)(g) 10/15/26	7.126%	4,000,000	3,760,000
Bayview Opportunity Master Fund IIIB Trust Series 2014-11RP Class A(b)(c) 06/28/19	3.228%	3,195,173	3,180,624

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Betony CLO Ltd. Series 2015-1A Class E(b)(c) 04/15/27	5.671%	5,000,000	4,263,355
GCAT LLC Series 2014-2 Class A1(b)(c) 10/25/19	3.721%	6,739,936	6,767,385
GFT Mortgage Loan Trust Series 2015-GFT1 Class A(b)(c) 01/25/55	3.721%	1,689,170	1,669,745
GMAC Mortgage Home Equity Loan Trust Series 2004-HE5 Class A5 (FGIC) 09/25/34	5.865%	940,309	959,945
New York Mortgage Trust Residential LLC Series 2013-RP1A Class A(b)(c) 07/25/18	4.250%	2,317,488	2,335,770
Oak Hill Advisors Residential Loan Trust Series 2015-NPL1 Class A1(b)(c) 01/25/55	3.475%	2,983,264	2,978,978
Octagon Investment Partners XXII Ltd. Series 2014-1A Class D1(b)(c) 11/22/25	4.220%	5,500,000	5,185,499
Selene Non-Performing Loans LLC Series 2014-1A Class A(b)(c) 05/25/54	2.981%	4,105,967	4,070,418
Symphony CLO Ltd. Series 2014-14A Class D2(b)(c) 07/14/26	3.921%	5,000,000	4,651,720
Truman Capital Mortgage Loan Trust Series 2014-NPL2 Class A1(b)(c) 06/25/54	3.125%	276,460	276,210
Vericrest Opportunity Loan Transferee XXXIII LLC Series 2015-NPL5 Class A1(b)(c) 03/25/55	3.500%	2,668,863	2,657,090
Total Asset-Backed Securities — Non-Agency (Cost: $52,637,627)			51,437,498

Inflation-Indexed Bonds(a) 1.4%

BRAZIL 0.1%
Brazil Notas do Tesouro Nacional 08/15/22	6.000%	BRL	3,043,750	740,632
08/15/30	6.000%	BRL	2,717,630	636,572
Total				1,377,204
MEXICO 0.2%
Mexican Udibonos 11/15/40	4.000%	MXN	95,913,756	6,177,680

Inflation-Indexed Bonds(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UNITED STATES 1.1%
U.S. Treasury Inflation-Indexed Bond(h) 01/15/24	0.625%	13,295,694	13,267,308
02/15/43	0.625%	13,975,576	12,034,285
Total			25,301,593
Total Inflation-Indexed Bonds (Cost: $34,960,760)			32,856,477

U.S. Treasury Obligations —%

U.S. Treasury 11/15/44	3.000%	920,000	930,470
Total U.S. Treasury Obligations (Cost: $907,350)			930,470

Foreign Government Obligations(a)(i) 13.1%

ARGENTINA 0.3%
Argentina Bonar Bonds 04/17/17	7.000%		1,894,419	1,882,105
Provincia de Buenos Aires(b) 06/09/21	9.950%		1,806,917	1,852,325
Provincia de Cordoba(b) 08/17/17	12.375%		2,346,000	2,445,705
YPF SA(b) 07/28/25	8.500%		900,000	880,200
Total				7,060,335
BRAZIL 0.9%
Brazil Notas do Tesouro Nacional Series F 01/01/25	10.000%	BRL	57,000,000	11,331,261
Brazilian Government International Bond 01/07/25	4.250%		5,000,000	4,431,250
01/20/34	8.250%		2,460,000	2,626,050
01/07/41	5.625%		800,000	652,000
Petrobras Global Finance BV 01/27/21	5.375%		1,880,000	1,532,200
Total				20,572,761
CHILE 0.1%
Chile Government International Bond 08/05/20	5.500%	CLP	685,500,000	1,027,633
Empresa Nacional del Petroleo(b) 07/08/19	6.250%		600,000	657,000
Total				1,684,633

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Foreign Government Obligations(a)(i) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
COLOMBIA 1.1%
Bogota Distrito Capital(b) 07/26/28	9.750%	COP	200,000,000	74,146
Colombia Government International Bond 04/14/21	7.750%	COP	9,150,000,000	3,213,870
06/28/27	9.850%	COP	19,242,000,000	7,734,660
01/18/41	6.125%		4,200,000	4,364,560
Corporación Andina de Fomento 06/15/22	4.375%		1,150,000	1,240,160
Ecopetrol SA 07/23/19	7.625%		655,000	737,857
01/16/25	4.125%		1,200,000	1,057,440
06/26/26	5.375%		700,000	653,187
Emgesa SA ESP(b) 01/25/21	8.750%	COP	1,700,000,000	594,853
Empresas Publicas de Medellin ESP(b) 07/29/19	7.625%		100,000	113,720
02/01/21	8.375%	COP	11,464,000,000	3,935,433
09/10/24	7.625%	COP	1,216,000,000	377,770
Transportadora de Gas Internacional SA ESP(b) 03/20/22	5.700%		615,000	631,746
Total				24,729,402
COSTA RICA 0.1%
Costa Rica Government International Bond(b) 03/12/45	7.158%		3,000,000	2,718,750
CROATIA 0.2%
Croatia Government International Bond(b) 01/26/24	6.000%		3,192,000	3,379,530
DOMINICAN REPUBLIC 0.7%
Banco de Reservas de La Republica Dominicana Subordinated(b) 02/01/23	7.000%		2,750,000	2,737,886
Dominican Republic International Bond 02/10/23	14.500%	DOP	25,000,000	651,542
Dominican Republic International Bond(b) 05/06/21	7.500%		1,022,000	1,112,958
04/20/27	8.625%		2,900,000	3,422,000
04/30/44	7.450%		3,900,000	4,124,250
Dominican Republic International Bond(b)(g) 02/22/19	12.000%	DOP	31,000,000	710,713
07/05/19	14.500%	DOP	101,000,000	2,521,663
01/08/21	14.000%	DOP	79,470,000	1,934,989
Total				17,216,001
ECUADOR 0.1%
Ecuador Government International Bond(b) 03/24/20	10.500%		2,800,000	2,310,000

Foreign Government Obligations(a)(i) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
EGYPT —%
Egypt Government International Bond(b) 06/11/25	5.875%		1,000,000	935,200
EL SALVADOR 0.1%
El Salvador Government International Bond(b) 06/15/35	7.650%		490,000	444,063
02/01/41	7.625%		1,500,000	1,335,000
Total				1,779,063
GEORGIA 0.2%
Georgian Railway JSC(b) 07/11/22	7.750%		5,358,000	5,659,388
GHANA —%
Ghana Government International Bond(b) 01/18/26	8.125%		800,000	679,400
GUATEMALA 0.1%
Guatemala Government Bond(b) 02/13/28	4.875%		2,679,000	2,612,025
HUNGARY 0.6%
Hungary Government International Bond 11/22/23	5.750%		5,382,000	6,061,477
03/25/24	5.375%		2,950,000	3,263,437
Magyar Export-Import Bank Zrt.(b) 02/12/18	5.500%		2,111,000	2,248,215
01/30/20	4.000%		1,579,000	1,606,633
Total				13,179,762
INDONESIA 1.4%
Indonesia Government International Bond(b) 03/13/20	5.875%		11,125,000	12,320,937
04/25/22	3.750%		1,200,000	1,188,053
Indonesia Treasury Bond 11/15/20	11.000%	IDR	2,000,000,000	159,128
06/15/21	12.800%	IDR	6,200,000,000	530,294
03/15/24	8.375%	IDR	77,800,000,000	5,536,688
09/15/25	11.000%	IDR	16,500,000,000	1,352,785
05/15/27	7.000%	IDR	60,403,000,000	3,770,957
03/15/29	9.000%	IDR	16,350,000,000	1,185,538
Majapahit Holding BV(b) 01/20/20	7.750%		1,100,000	1,240,667
06/29/37	7.875%		2,780,000	3,117,075
PT Pertamina Persero(b) 05/03/22	4.875%		1,600,000	1,575,200
Total				31,977,322

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Foreign Government Obligations(a)(i) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
IVORY COAST 0.1%
Ivory Coast Government International Bond(b) 07/23/24	5.375%		700,000	623,000
Ivory Coast Government International Bond(b)(c) 12/31/32	5.750%		934,000	831,260
Total				1,454,260
JAMAICA —%
Jamaica Government International Bond 04/28/28	6.750%		950,000	966,625
KAZAKHSTAN 0.3%
KazMunayGas National Co. JSC(b) 07/02/18	9.125%		1,980,000	2,182,950
04/09/21	6.375%		500,000	501,875
04/30/23	4.400%		4,287,000	3,783,278
11/07/44	6.000%		1,900,000	1,496,250
Total				7,964,353
MACEDONIA —%
Macedonia Government Bond(b) 07/24/21	3.975%	EUR	557,000	591,441
MEXICO 2.8%
Mexican Bonos 06/16/16	6.250%	MXN	29,600,000	1,822,637
06/11/20	8.000%	MXN	44,530,000	3,009,985
06/10/21	6.500%	MXN	50,000	3,189
06/09/22	6.500%	MXN	88,200,000	5,601,339
12/05/24	10.000%	MXN	369,000,000	28,594,964
06/03/27	7.500%	MXN	44,450,000	2,965,024
11/23/34	7.750%	MXN	31,000,000	2,106,524
Mexico Government International Bond 01/11/40	6.050%		2,350,000	2,655,500
01/23/46	4.600%		1,800,000	1,669,500
Pemex Finance Ltd. 11/15/18	9.150%		2,019,063	2,195,173
(NPFGC) 08/15/17	10.610%		825,000	889,855
Pemex Project Funding Master Trust 01/21/21	5.500%		1,750,000	1,868,125
Petroleos Mexicanos 03/01/18	5.750%		2,870,000	3,048,370
05/03/19	8.000%		600,000	686,250
09/12/24	7.190%	MXN	3,800,000	215,896
11/12/26	7.470%	MXN	23,700,000	1,362,071
06/15/35	6.625%		870,000	855,863
06/02/41	6.500%		2,500,000	2,399,500
Petroleos Mexicanos(b) 11/24/21	7.650%	MXN	18,600,000	1,128,670
01/23/26	4.500%		900,000	862,804
Total				63,941,239

Foreign Government Obligations(a)(i) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
MOROCCO 0.1%
Morocco Government International Bond(b) 12/11/22	4.250%		1,804,000	1,822,040
NETHERLANDS —%
Petrobras Global Finance BV 03/17/24	6.250%		208,000	166,598
PARAGUAY 0.1%
Republic of Paraguay(b) 08/11/44	6.100%		1,439,000	1,460,585
PERU 0.3%
Corporacion Financiera de Desarrollo SA(b) 02/08/22	4.750%		2,258,000	2,328,563
Peruvian Government International Bond 11/21/33	8.750%		2,508,000	3,661,680
Peruvian Government International Bond(b) 08/12/26	8.200%	PEN	2,683,000	880,555
Total				6,870,798
PHILIPPINES 0.1%
Philippine Government International Bond 03/30/26	5.500%		798,000	961,291
Power Sector Assets & Liabilities Management Corp.(b) 12/02/24	7.390%		1,082,000	1,414,715
Total				2,376,006
REPUBLIC OF NAMIBIA 0.1%
Namibia International Bonds(b) 11/03/21	5.500%		3,192,000	3,332,703
REPUBLIC OF THE CONGO —%
Republic of Congo(b)(c) 06/30/29	4.000%		62,415	51,180
ROMANIA 0.6%
Romania Government Bond 02/24/25	4.750%	RON	51,865,000	14,205,683
RUSSIAN FEDERATION 1.0%
Gazprom Neft OAO Via GPN Capital SA(b) 09/19/22	4.375%		4,800,000	4,248,000
Gazprom OAO Via Gaz Capital SA 02/06/28	4.950%		1,900,000	1,677,206
Gazprom OAO Via Gaz Capital SA(b) 04/11/18	8.146%		2,813,000	3,044,172
03/07/22	6.510%		2,577,000	2,680,595
08/16/37	7.288%		300,000	300,810

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Foreign Government Obligations(a)(i) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Russian Agricultural Bank OJSC Via RSHB Capital SA(b) 12/27/17	5.298%	300,000	303,000
Russian Foreign Bond — Eurobond(b)(c) 03/31/30	7.500%	9,287,950	11,046,698
Total			23,300,481
SENEGAL —%
Senegal Government International Bond(b) 07/30/24	6.250%	505,000	467,756
SERBIA 0.1%
Republic of Serbia(b) 12/03/18	5.875%	1,735,000	1,841,269
SOUTH AFRICA 0.1%
South Africa Government International Bond 01/17/24	4.665%	600,000	606,000
Transnet SOC Ltd.(b) 07/26/22	4.000%	1,100,000	1,039,500
Total			1,645,500
TRINIDAD AND TOBAGO 0.3%
Petroleum Co. of Trinidad & Tobago Ltd.(b) 08/14/19	9.750%	5,850,000	6,259,500
TURKEY 1.0%
Export Credit Bank of Turkey(b) 09/23/21	5.000%	600,000	597,750
Turkey Government International Bond 03/30/21	5.625%	3,150,000	3,386,250
09/26/22	6.250%	1,300,000	1,443,000
03/23/23	3.250%	2,800,000	2,604,000
02/05/25	7.375%	10,280,000	12,295,599
03/17/36	6.875%	630,000	724,513
05/30/40	6.750%	1,500,000	1,716,000
Total			22,767,112
URUGUAY 0.1%
Uruguay Government International Bond 03/21/36	7.625%	725,000	917,125
PIK 01/15/33	7.875%	1,340,000	1,708,500
Total			2,625,625

Foreign Government Obligations(a)(i) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ZAMBIA 0.1%
Zambia Government International Bond(b) 04/14/24	8.500%	1,094,000	922,800
07/30/27	8.970%	2,050,000	1,722,000
Total			2,644,800
Total Foreign Government Obligations (Cost: $324,131,171)			303,249,126

Municipal Bonds 0.1%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 0.1%
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004(b)(d)(j)(k) 10/01/11	0.000%	2,675,827	1,335,826
Total Municipal Bonds (Cost: $2,675,827)			1,335,826

Senior Loans 6.7%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.3%
AerCap Holdings Term Loan(c)(l) 04/30/20	3.500%	1,500,000	1,500,000
Doncasters US Finance LLC Tranche B Term Loan(c)(l) 04/09/20	4.500%	1,353,665	1,344,866
TASC, Inc.(c)(l) 1st Lien Term Loan 05/22/20	7.000%	519,994	520,862
05/22/20	7.000%	955,005	956,600
TransDigm, Inc. Tranche E Term Loan(c)(l) 05/16/22	3.500%	1,644,521	1,609,065
Total			5,931,393
AUTOMOTIVE 0.1%
Gates Global LLC Term Loan(c)(l) 07/06/21	4.250%	1,039,500	973,949

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Navistar, Inc. Tranche B Term Loan(c)(l) 08/07/20	6.500%	1,000,000	940,000
Total			1,913,949
BROKERAGE/ASSET MANAGERS/EXCHANGES —%
RCS Capital Corp. 1st Lien Term Loan(c)(l) 04/29/19	7.500%	467,949	440,456
USI, Inc. Term Loan(c)(l) 12/27/19	4.250%	444,231	438,261
Total			878,717
BUILDING MATERIALS —%
Contech Engineered Solutions LLC Term Loan(c)(l) 04/29/19	6.250%	366,563	365,991
CABLE AND SATELLITE 0.2%
CSC Holdings, Inc. Term Loan(c)(l) 10/09/22	5.000%	700,000	702,002
Encompass Digital Media, Inc. Tranche B 1st Lien Term Loan(c)(l) 06/06/21	5.500%	967,842	958,968
MCC Iowa LLC Tranche G Term Loan(c)(l) 01/20/20	4.000%	1,042,750	1,038,517
Mediacom Illinois LLC Tranche E Term Loan(c)(l) 10/23/17	3.160%	880,842	873,407
Numericable US LLC Tranche B5 Term Loan(c)(l) 07/29/22	4.000%	500,000	492,555
TWCC Holding Corp. 2nd Lien Term Loan(c)(l) 06/26/20	7.000%	625,000	623,631
Total			4,689,080
CHEMICALS 0.8%
Allnex & Cy SCA Tranche B1 Term Loan(c)(l) 10/03/19	4.500%	656,675	655,854
Allnex U.S.A, Inc. Tranche B2 Term Loan(c)(l) 10/03/19	4.500%	340,714	340,288

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
American Pacific Corp. Term Loan(c)(l) 02/27/19	7.000%	1,974,937	1,955,188
Ascend Performance Materials Operations LLC Tranche B Term Loan(c)(l) 04/10/18	6.750%	775,879	695,622
Axalta Coating Systems Dutch Holding B BV Tranche B Term Loan(c)(l) 02/01/20	3.750%	908,332	906,815
Chemours Co. LLC (The) Tranche B Term Loan(c)(l) 05/12/22	3.750%	449,562	410,900
ColourOz Investment 1 GmbH Tranche C 1st Lien Term Loan(c)(l) 09/07/21	4.500%	141,503	140,575
ColourOz Investment 2 GmbH Tranche B2 1st Lien Term Loan(c)(l) 09/07/21	4.500%	855,978	850,363
HII Holding Corp. 2nd Lien Term Loan(c)(l) 12/21/20	9.750%	1,350,000	1,329,750
Kronos Worldwide, Inc. Term Loan(c)(l) 02/18/20	4.000%	1,970,000	1,797,625
MacDermid, Inc. Tranche B 1st Lien Term Loan(c)(l) 06/07/20	4.500%	1,979,747	1,916,652
Minerals Technologies, Inc. Tranche B1 Term Loan(c)(l) 05/10/21	3.750%	142,501	141,670
Nexeo Solutions LLC Term Loan(c)(l) 09/08/17	5.000%	1,894,785	1,776,361
Omnova Solutions, Inc. Tranche B1 Term Loan(c)(l) 05/31/18	4.250%	997,382	991,777
Oxea Finance & Cy SCA 2nd Lien Term Loan(c)(l) 07/15/20	8.250%	425,000	385,335
Royal Adhesives & Sealants 2nd Lien Term Loan(c)(l) 06/19/23	8.500%	1,000,000	995,830
Solenis International LP/Holdings 3 LLC 1st Lien Term Loan(c)(l) 07/31/21	4.250%	1,641,480	1,611,112
Trinseo Materials Finance, Inc. Tranche B Term Loan(c)(l) 11/05/21	4.250%	997,500	989,520

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Univar, Inc. Term Loan(c)(l) 07/01/22	4.250%	800,000	788,288
Total			18,679,525
CONSTRUCTION MACHINERY 0.1%
North American Lifting Holdings, Inc. 1st Lien Term Loan(c)(l) 11/27/20	5.500%	1,458,844	1,302,018
CONSUMER CYCLICAL SERVICES 0.3%
Creative Artists Agency LLC Term Loan(c)(l) 12/17/21	5.500%	1,245,488	1,245,874
Quikrete Holdings, Inc. 1st Lien Term Loan(c)(l) 09/28/20	4.000%	950,096	947,721
Sabre GLBL, Inc. Tranche B Term Loan(c)(l) 02/19/19	4.000%	925,748	924,925
ServiceMaster Co. LLC (The) Term Loan(c)(l) 07/01/21	4.250%	1,980,000	1,978,455
Weight Watchers International, Inc. Tranche B2 Term Loan(c)(l) 04/02/20	4.000%	1,365,000	1,056,169
Total			6,153,144
CONSUMER PRODUCTS 0.1%
Affinion Group, Inc. Tranche B Term Loan(c)(l) 04/30/18	6.750%	1,184,962	1,135,869
Fender Musical Instruments Corp. Term Loan(c)(l) 04/03/19	5.750%	255,000	253,725
Jarden Corp. Tranche B1 Term Loan(c)(l) 09/30/20	2.938%	448,855	448,761
Party City Holdings, Inc. Term Loan(c)(l) 08/19/22	4.250%	550,000	549,725
Varsity Brands, Inc. 1st Lien Term Loan(c)(l) 12/10/21	5.000%	372,561	372,561
Waterpik, Inc. Term Loan(c)(l) 07/08/20	5.750%	674,708	670,491
Total			3,431,132

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
DIVERSIFIED MANUFACTURING 0.3%
Accudyne Industries Borrower SCA/LLC Term Loan(c)(l) 12/13/19	4.000%	1,327,291	1,212,255
Apex Tool Group LLC Term Loan(c)(l) 01/31/20	4.500%	1,879,356	1,819,460
Filtration Group Corp. 1st Lien Term Loan(c)(l) 11/23/20	4.250%	2,106,301	2,101,688
Horizon Global Corp. Tranche B Term Loan(c)(l) 06/30/21	7.000%	395,000	391,050
William Morris Endeavor Entertainment LLC(c)(l) 1st Lien Term Loan 05/06/21	5.250%	379,776	378,709
2nd Lien Term Loan 05/06/22	8.250%	250,000	238,125
Total			6,141,287
ELECTRIC 0.3%
Astoria Energy LLC Tranche B Term Loan(c)(l) 12/24/21	5.000%	341,867	339,586
Calpine Corp. Term Loan(c)(l) 05/27/22	3.500%	822,938	813,383
Essential Power LLC Term Loan(c)(l) 08/08/19	4.750%	444,085	440,386
FREIF North American Power I LLC(c)(l) Tranche B Term Loan 03/27/22	4.750%	498,486	492,255
Tranche C Term Loan 03/27/22	4.750%	91,525	90,382
NRG Energy, Inc. Term Loan(c)(l) 07/01/18	2.750%	622,659	604,845
TPF Generation Holdings LLC Term Loan(c)(l) 12/31/17	4.750%	738,694	692,525
Texas Competitive Electric Holdings Co. LLC Term Loan(c)(l) 11/18/15	4.677%	1,345,944	430,137
Viva Alamo LLC Term Loan(c)(l) 02/22/21	5.250%	717,722	575,972

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Windsor Financing LLC Tranche B Term Loan(c)(l) 12/05/17	6.250%	1,756,995	1,748,210
Total			6,227,681
ENVIRONMENTAL 0.2%
ADS Waste Holdings, Inc. Tranche B2 Term Loan(c)(l) 10/09/19	3.750%	889,569	877,898
EWT Holdings III Corp.(c)(l) 1st Lien Term Loan 01/15/21	4.750%	967,538	962,700
2nd Lien Term Loan 01/15/22	8.500%	500,000	490,000
STI Infrastructure SARL Term Loan(c)(l) 08/22/20	6.250%	2,032,719	1,849,774
Waste Industries USA, Inc. Term Loan(c)(l) 02/27/20	4.250%	646,750	647,966
Total			4,828,338
FOOD AND BEVERAGE 0.1%
AdvancePierre Foods, Inc. 1st Lien Term Loan(c)(l) 07/10/17	5.750%	1,945,000	1,945,486
Hostess Brands, Inc. Tranche B 1st Lien Term Loan(c)(l) 08/03/22	4.500%	400,000	400,372
Performance Food Group, Inc. 2nd Lien Term Loan(c)(l) 11/14/19	6.250%	1,071,262	1,069,474
Total			3,415,332
GAMING 0.3%
Amaya Holdings BV Tranche B 1st Lien Term Loan(c)(l) 08/01/21	5.000%	1,992,494	1,943,040
CCM Merger, Inc. Term Loan(c)(l) 08/06/21	4.500%	354,102	352,863
Cannery Casino Resorts LLC(c)(l) 1st Lien Term Loan 10/02/18	7.000%	997,429	967,925
2nd Lien Term Loan 10/02/19	11.000%	250,000	218,230
Graton Economic Development Authority Tranche B Term Loan(c)(l) 09/01/22	4.750%	583,463	582,004

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Mohegan Tribal Gaming Authority Tranche B Term Loan(c)(l) 06/15/18	5.500%	598,477	591,295
Peppermill Casinos, Inc. Tranche B Term Loan(c)(l) 11/09/18	7.250%	996,669	996,669
ROC Finance LLC Tranche B Term Loan(c)(l) 06/20/19	5.000%	1,445,500	1,360,129
Scientific Games International, Inc. Tranche B2 Term Loan(c)(l) 10/01/21	6.000%	992,500	968,313
Total			7,980,468
HEALTH CARE 0.4%
Alere, Inc. Tranche B Term Loan(c)(l) 06/20/22	4.250%	349,125	349,125
Alliance HealthCare Services, Inc. Term Loan(c)(l) 06/03/19	4.250%	757,532	751,850
CHS/Community Health Systems, Inc.(c)(l) Tranche F Term Loan 12/31/18	3.575%	282,129	280,600
Tranche G Term Loan 12/31/19	3.750%	375,259	373,443
Tranche H Term Loan 01/27/21	4.000%	487,178	485,556
DaVita HealthCare Partners, Inc. Tranche B Term Loan(c)(l) 06/24/21	3.500%	617,188	618,539
IASIS Healthcare LLC Tranche B2 Term Loan(c)(l) 05/03/18	4.500%	822,328	823,183
Kindred Healthcare, Inc. Term Loan(c)(l) 04/09/21	4.250%	496,231	493,130
Onex Carestream Finance LP 1st Lien Term Loan(c)(l) 06/07/19	5.000%	1,838,216	1,743,236
Physio-Control International, Inc.(c)(l) 1st Lien Term Loan 06/06/22	5.500%	625,000	614,062
2nd Lien Term Loan 06/05/23	10.000%	175,000	163,625
Surgery Center Holdings, Inc. 1st Lien Term Loan(c)(l) 11/03/20	5.250%	1,496,231	1,487,508

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tecomet, Inc. 1st Lien Term Loan(c)(l) 12/03/21	5.750%	997,487	942,626
Total			9,126,483
INDEPENDENT ENERGY —%
Samson Investment Co. Tranche 1 2nd Lien Term Loan(c)(d)(l) 09/25/18	0.000%	1,425,000	105,692
Templar Energy LLC 2nd Lien Term Loan(c)(l) 11/25/20	8.500%	1,000,000	425,830
Total			531,522
LEISURE 0.2%
24 Hour Fitness Worldwide, Inc. Term Loan(c)(l) 05/28/21	4.750%	715,937	638,974
Life Time Fitness, Inc. Term Loan(c)(l) 06/10/22	4.250%	324,188	321,688
Lions Gate Entertainment Corp. 2nd Lien Term Loan(c)(l) 03/17/22	5.000%	400,000	400,000
Metro-Goldwyn-Mayer, Inc. 2nd Lien Term Loan(c)(l) 06/26/20	5.125%	1,300,000	1,300,000
Six Flags Premier Parks Tranche B Term Loan(c)(l) 06/30/22	3.501%	548,625	548,170
Steinway Musical Instruments, Inc. 1st Lien Term Loan(c)(l) 09/19/19	4.750%	1,000,000	995,000
Zuffa LLC Term Loan(c)(l) 02/25/20	3.750%	1,726,207	1,700,314
Total			5,904,146
MEDIA AND ENTERTAINMENT 0.4%
Getty Images, Inc. Term Loan(c)(l) 10/18/19	4.750%	1,945,000	1,298,774
Granite Broadcasting Tranche B 1st Lien Term Loan(c)(l) 05/23/18	6.750%	131,612	130,708
Hubbard Radio LLC Term Loan(c)(l) 05/27/22	4.250%	1,051,986	1,029,631

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
ION Media Networks, Inc. Tranche B1 Term Loan(c)(l) 12/18/20	4.750%	868,437	865,181
Learfield Communications, Inc. 1st Lien Term Loan(c)(l) 10/09/20	4.500%	1,572,140	1,568,209
Radio One, Inc. Term Loan(c)(l) 12/31/18	4.830%	274,312	278,084
Salem Communications Corp. Term Loan(c)(l) 03/13/20	4.500%	1,000,000	985,000
Sinclair Television Group, Inc. Tranche B1 Term Loan(c)(l) 07/30/21	3.500%	274,313	271,226
Univision Communications, Inc. Term Loan(c)(l) 03/01/20	4.000%	1,072,088	1,064,315
iHeartCommunications, Inc. Tranche D Term Loan(c)(l) 01/30/19	6.938%	1,128,407	943,281
Total			8,434,409
METALS —%
FMG Resources August 2006 Proprietary Ltd. Term Loan(c)(l) 06/30/19	4.250%	1,046,790	883,417
Noranda Aluminum Acquisition Corp. Tranche B Term Loan(c)(l) 02/28/19	5.750%	292,424	185,873
Total			1,069,290
OIL FIELD SERVICES —%
Drillships Financing Holding, Inc. Tranche B1 Term Loan(c)(l) 03/31/21	6.000%	873,190	500,338
Fieldwood Energy LLC 2nd Lien Term Loan(c)(l) 09/30/20	8.375%	1,000,000	362,140
Total			862,478
OTHER FINANCIAL INSTITUTIONS —%
IG Investments Holdings LLC Tranche B Term Loan(c)(l) 10/31/21	6.000%	534,875	533,538

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
OTHER INDUSTRY 0.2%
AECOM Technology Corp. Tranche B Term Loan(c)(l) 10/15/21	3.750%	359,682	360,807
ATI Acquisition Co. Tranche B Term Loan(c)(d)(g)(j)(l)(m) 12/30/14	0.000%	120,528	—
Harland Clarke Holdings Corp. Tranche B3 Term Loan(c)(l) 05/22/18	7.000%	1,583,265	1,577,328
Sensus U.S.A., Inc.(c)(l) 1st Lien Term Loan 05/09/17	4.500%	1,956,396	1,936,832
2nd Lien Term Loan 05/09/18	8.500%	725,000	715,938
Total			4,590,905
OTHER REIT 0.1%
DTZ US Borrower LLC 1st Lien Term Loan(c)(l) 11/04/21	4.250%	1,371,563	1,356,996
PACKAGING 0.3%
BWAY Intermediate Co., Inc. Term Loan(c)(l) 08/14/20	5.500%	994,962	997,032
Berry Plastics Corp. Tranche F Term Loan(c)(l) 10/03/22	4.000%	750,000	751,042
Exopack Holdings S.A. Term Loan(c)(l) 05/08/19	4.500%	1,496,193	1,491,211
Mauser Holding SARL 1st Lien Term Loan(c)(l) 07/31/21	4.500%	273,618	269,971
Pregis Holding I Corp. 1st Lien Term Loan(c)(l) 05/20/21	4.500%	1,370,537	1,363,684
Prolampac Holdings, Inc. 2nd Lien Term Loan(c)(l) 08/06/23	9.250%	1,000,000	970,000
Ranpack Corp. Tranche B1 Term Loan(c)(l) 10/01/21	4.250%	1,941,545	1,925,780
Total			7,768,720

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
PAPER 0.1%
Caraustar Industries, Inc. Term Loan(c)(l) 05/01/19	8.000%	836,441	833,999
Xerium Technologies, Inc. Term Loan(c)(l) 05/17/19	6.250%	1,329,567	1,320,153
Total			2,154,152
PHARMACEUTICALS 0.2%
Atrium Innovations, Inc. Tranche B1 1st Lien Term Loan(c)(l) 02/15/21	4.250%	964,888	900,559
Endo Finance Co. I SARL Tranche B Term Loan(c)(l) 09/26/22	3.750%	350,000	343,602
Pharmaceutical Product Development, Inc. Term Loan(c)(l) 08/18/22	4.250%	1,296,750	1,276,598
Valeant Pharmaceuticals International, Inc.(c)(l) Tranche B-C2 Term Loan 12/11/19	3.750%	852,793	795,366
Tranche B-D2 Term Loan 02/13/19	3.500%	445,904	414,803
Total			3,730,928
PROPERTY & CASUALTY 0.1%
Alliant Holdings Intermediate LLC Term Loan(c)(l) 08/12/22	4.500%	399,000	393,845
Asurion LLC(c)(l) Tranche B1 Term Loan 05/24/19	5.000%	539,108	513,501
Tranche B4 Term Loan 08/04/22	5.000%	274,313	258,882
Hub International Ltd. Term Loan(c)(l) 10/02/20	4.000%	597,468	581,164
Total			1,747,392
RESTAURANTS —%
Burger King Corp. Tranche B2 Term Loan(c)(l) 12/10/21	3.750%	399,724	400,392
RETAILERS 0.9%
Academy Ltd. Term Loan(c)(l) 07/01/22	5.000%	1,641,748	1,634,573

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
BJ's Wholesale Club, Inc. 1st Lien Term Loan(c)(l) 09/26/19	4.500%	1,168,238	1,156,556
Bass Pro Group LLC Term Loan(c)(l) 06/05/20	4.000%	1,588,328	1,567,806
David's Bridal, Inc. Term Loan(c)(l) 10/11/19	5.250%	2,469,949	2,095,332
Dollar Tree, Inc.(c)(l) Tranche B1 Term Loan 07/06/22	3.500%	465,921	466,503
Tranche B2 Term Loan 07/06/22	4.250%	250,000	250,063
Hudson's Bay Co. Term Loan(c)(l) 09/30/22	4.750%	275,000	275,259
J. Crew Group, Inc. Term Loan(c)(l) 03/05/21	4.000%	2,045,775	1,499,553
Jo-Ann Stores, Inc. Tranche B Term Loan(c)(l) 03/16/18	4.000%	1,309,946	1,265,735
Leslie's Poolmart, Inc. Tranche B Term Loan(c)(l) 10/16/19	4.250%	1,969,548	1,936,558
Neiman Marcus Group, Inc. (The) Term Loan(c)(l) 10/25/20	4.250%	505,616	493,557
PetCo Animal Supplies, Inc. Term Loan(c)(l) 11/24/17	4.000%	1,339,834	1,335,921
PetSmart, Inc. Tranche B1 Term Loan(c)(l) 03/11/22	4.250%	547,250	546,954
Pilot Travel Centers LLC Tranche B Term Loan(c)(l) 10/01/21	0.000%	406,590	407,533
Raley's Term Loan(c)(l) 05/18/22	7.250%	2,444,062	2,425,732
Rite Aid Corp.(c)(l) Tranche 1 2nd Lien Term Loan 08/21/20	5.750%	1,050,000	1,050,872
Tranche 2 2nd Lien Term Loan 06/21/21	4.875%	325,000	325,507
Sports Authority, Inc. (The) Tranche B Term Loan(c)(l) 11/16/17	7.500%	948,449	657,987
Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Staples, Inc. 1st Lien Term Loan(c)(e)(l) 04/23/21	0.000%	450,000	447,548
Total			19,839,549
SUPERMARKETS 0.1%
Albertson's LLC Tranche B2 Term Loan(c)(l) 03/21/19	5.375%	2,022,107	2,019,357
TECHNOLOGY 0.5%
Applied Systems, Inc. 1st Lien Term Loan(c)(l) 01/25/21	4.250%	1,118,719	1,109,277
Avago Technologies Ltd. Term Loan(c)(l) 05/06/21	3.750%	515,110	514,966
BMC Software Finance, Inc. Term Loan(c)(l) 09/10/20	5.000%	989,924	887,744
Blue Coat Systems, Inc. Term Loan(c)(l) 05/20/22	4.500%	225,000	223,218
Cirque Du Soleil, Inc. 2nd Lien Term Loan(c)(l) 07/10/23	9.250%	1,000,000	981,250
Commscope, Inc. Tranche 5 Term Loan(c)(l) 12/29/22	3.750%	325,000	324,392
Computer Sciences Government Services, Inc. Tranche B Term Loan(c)(e)(l) 10/06/22	0.000%	350,000	350,875
Dell International LLC Tranche B2 Term Loan(c)(l) 04/29/20	4.000%	895,500	894,999
First Data Corp. Term Loan(c)(l) 07/08/22	3.947%	1,050,000	1,047,049
Greeneden U.S. Holdings II LLC Term Loan(c)(l) 02/08/20	4.000%	306,429	303,460
Infogroup, Inc. Tranche B Term Loan(c)(l) 05/26/18	7.500%	675,000	642,519
MA FinanceCo LLC Tranche B Term Loan(c)(l) 11/19/21	5.250%	372,875	371,943

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Mitel US Holdings, Inc. Term Loan(c)(l) 04/29/22	5.500%	1,496,250	1,447,622
RP Crown Parent LLC 1st Lien Term Loan(c)(l) 12/21/18	6.000%	1,026,346	938,470
SCS Holdings I, Inc. 1st Lien Term Loan(c)(e)(l) 10/30/22	0.000%	350,000	345,187
SS&C European Holdings SARL Tranche B2 Term Loan(c)(l) 07/08/22	4.000%	60,538	60,689
SS&C Technologies, Inc. Tranche B1 Term Loan(c)(l) 07/08/22	4.000%	391,256	392,234
TTM Technologies, Inc. Tranche B Term Loan(c)(l) 05/31/21	6.000%	149,625	139,899
TransUnion LLC Tranche B2 Term Loan(c)(l) 04/09/21	3.500%	344,750	339,724
Verint Systems, Inc. Tranche B Term Loan(c)(l) 09/06/19	3.500%	124,244	123,903
Total			11,439,420
TRANSPORTATION SERVICES —%
Commercial Barge Line Co. 1st Lien Term Loan(c)(l) 09/22/19	7.500%	463,125	459,364
Hertz Corp. (The) Letter of Credit(c)(l) 03/11/18	3.750%	500,000	488,750
Total			948,114
WIRELINES 0.1%
Integra Telecom Holdings, Inc. Tranche B1 Term Loan(c)(l) 08/14/20	5.250%	997,494	986,581
Level 3 Financing, Inc. Tranche B2 Term Loan(c)(l) 05/31/22	3.500%	275,000	274,313
Total			1,260,894
Total Senior Loans (Cost: $164,455,818)			155,656,740

Common Stocks 0.1%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 0.1%
Auto Components —%
Delphi Automotive PLC	1,315	109,395
Hotels, Restaurants & Leisure —%
UTGR, Inc.(n)	5,526	288,043
Media 0.1%
Cengage Learning, Inc.(n)	7,982	193,563
Media News Group(n)	2,495	84,206
Tribune Media Co.	1,338	53,962
Tribune Publishing Co.	198	1,869
Total		333,600
Total Consumer Discretionary		731,038
MATERIALS —%
Chemicals —%
LyondellBasell Industries NV, Class A	3,806	353,615
Metals & Mining —%
Aleris International, Inc.(n)	3,721	118,142
Total Materials		471,757
TELECOMMUNICATION SERVICES —%
Diversified Telecommunication Services —%
Hawaiian Telcom Holdco, Inc.(n)	478	10,908
Total Telecommunication Services		10,908
Total Common Stocks (Cost: $819,283)		1,213,703

Options Purchased Puts 0.1%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(o)	160,000,000	2.15	09/09/16	1,429,600
Total Options Purchased Puts (Cost: $2,280,000)				1,429,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Money Market Funds 6.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.159%(p)(q)	155,937,850	155,937,850
Total Money Market Funds (Cost: $155,937,850)		155,937,850
Total Investments (Cost: $2,407,837,638)		2,355,808,531
Other Assets & Liabilities, Net		(47,118,336)
Net Assets		2,308,690,195

At October 31, 2015, securities and cash totaling $23,175,378 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2015

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	11/13/2015	2,984,000 EUR	3,346,690 USD	64,926	—
Citi	11/17/2015	13,000,000,000 COP	4,436,701 USD	—	(43,177)
Deutsche Bank	11/27/2015	59,282,000 RON	14,778,013 USD	83,292	—
Goldman Sachs International	11/27/2015	184,212,000 MXN	11,031,517 USD	—	(100,606)
HSBC	11/17/2015	16,000,000,000 COP	5,440,696 USD	—	(73,000)
HSBC	11/27/2015	15,000,000,000 COP	5,024,284 USD	—	(138,611)
HSBC	11/27/2015	5,472,744 USD	3,800,000,000 CLP	9,356	—
Morgan Stanley	11/27/2015	20,194,821 USD	76,500,000 PLN	—	(414,158)
Standard Chartered	11/27/2015	58,673,000 BRL	14,666,417 USD	—	(422,034)
Standard Chartered	11/27/2015	25,971,000,000 KRW	22,783,578 USD	46,045	—
State Street	11/6/2015	62,809,000 AUD	44,844,684 USD	62,561	—
State Street	11/6/2015	67,116,000 NZD	45,581,563 USD	144,174	—
State Street	11/6/2015	45,562,277 USD	62,809,000 AUD	—	(780,154)
UBS	11/12/2015	47,818,000 EUR	53,689,572 USD	1,100,611	—
Total				1,510,965	(1,971,740)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Futures Contracts Outstanding at October 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
AUST 10Y BOND FUT	729	AUD	67,248,645	12/2015	458,976	—
US 2YR NOTE (CBT)	1,474	USD	322,299,312	12/2015	—	(502,185)
US ULTRA BOND CBT	318	USD	50,800,500	12/2015	506,952	—
Total			440,348,457		965,928	(502,185)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO-BUND FUTURE	(76)	EUR	(13,138,578)	12/2015	—	(101,175)
US 10YR NOTE (CBT)	(1,331)	USD	(169,952,062)	12/2015	380,293	—
US 5YR NOTE (CBT)	(2,093)	USD	(250,685,806)	12/2015	460,818	—
US LONG BOND(CBT)	(653)	USD	(102,153,688)	12/2015	1,957,987	—
Total			(535,930,134)		2,799,098	(101,175)

Credit Default Swap Contracts Outstanding at October 31, 2015
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Markit CDX Emerging Markets Index, Series 24 Version 1	12/20/2020	1.000	56,840,000	5,878,855	(6,403,548)	(63,156)	—	(587,849)
Barclays	Markit CDX Emerging Markets Index, Series 24 Version 1	12/20/2020	1.000	58,800,000	6,081,574	(6,829,536)	(65,333)	—	(813,295)
Goldman Sachs International	Republic of Turkey	12/20/2020	1.000	25,000,000	1,774,429	(2,189,829)	(27,778)	—	(443,178)
Total								—	(1,844,322)

Credit Default Swap Contracts Outstanding at October 31, 2015
Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	Markit CDX North America High Yield Index, Series 25 Version 1	12/20/2020	5.000	4.270	66,300,000	2,109,610	368,333	2,477,943	—

*  Centrally cleared swap contract

**Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Interest Rate Swap Contracts Outstanding at October 31, 2015

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency		Notional Amount ($)	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	U.S. CPI Urban Consumers NSA	Receive	1.985	3/23/2025	USD	23,000,000	—	—	(495,841)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	2.551	9/4/2024	USD	190,000,000	(1,485)	—	(9,445,645)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	2.090	2/11/2025	USD	183,000,000	(1,521)	—	(1,660,220)
Morgan Stanley	U.S. CPI Urban Consumers NSA	Receive	1.960	2/11/2025	USD	2,000,000	—	—	(56,021)
Total									—	(11,657,727)

*Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2015, the value of these securities amounted to $1,016,375,631 or 44.02% of net assets.

(c)  Variable rate security.

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2015, the value of these securities amounted to $2,792,827, which represents 0.12% of net assets.

(e)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2015, the value of these securities amounted to $8,927,365, which represents 0.39% of net assets.

(h)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(i)  Principal and interest may not be guaranteed by the government.

(j)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at October 31, 2015 was $1,335,826, which represents 0.06% of net assets. Information concerning such security holdings at October 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
ATI Acquisition Co. Tranche B Term Loan 12/30/14 0.000%	12/23/2009 - 04/08/2015	77,506
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004 10/01/11 0.000%	10/04/2004	2,675,827

(k)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2015, the value of these securities amounted to $1,335,826 or 0.06% of net assets.

(l)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of October 31, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Notes to Portfolio of Investments (continued)

(m)  Negligible market value.

(n)  Non-income producing investment.

(o)  Purchased swaption contracts outstanding at October 31, 2015:

Purchased Swaption Contracts Outstanding at October 31, 2015

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR	Receive	2.150	9/13/2021	160,000,000	2,280,000	1,429,600

(p)  The rate shown is the seven-day current annualized yield at October 31, 2015.

(q)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	106,858,518	863,666,318	(814,586,986)	155,937,850	149,229	155,937,850

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

PIK    Payment-in-Kind

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CLP  Chilean Peso

COP  Colombian Peso

DOP  Dominican Republic Peso

EUR  Euro

IDR  Indonesian Rupiah

KRW  Korean Won

MXN  Mexican Peso

NZD  New Zealand Dollar

PEN  Peru Nuevos Soles

PLN  Polish Zloty

RON  Romania, New Lei

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	1,018,022,764	591,048	1,018,613,812
Residential Mortgage-Backed Securities — Agency	—	192,280,315	—	192,280,315
Residential Mortgage-Backed Securities — Non-Agency	—	247,727,814	73,172,608	320,900,422
Commercial Mortgage-Backed Securities — Non-Agency	—	114,803,784	5,162,908	119,966,692
Asset-Backed Securities — Non-Agency	—	46,007,753	5,429,745	51,437,498
Inflation-Indexed Bonds	—	32,856,477	—	32,856,477
U.S. Treasury Obligations	930,470	—	—	930,470
Foreign Government Obligations	—	298,081,761	5,167,365	303,249,126
Municipal Bonds	—	1,335,826	—	1,335,826
Senior Loans	—	143,749,791	11,906,949	155,656,740
Common Stocks
Consumer Discretionary	165,226	565,812	—	731,038
Materials	353,615	118,142	—	471,757
Telecommunication Services	10,908	—	—	10,908
Total Common Stocks	529,749	683,954	—	1,213,703
Options Purchased Puts	—	1,429,600	—	1,429,600
Money Market Funds	—	155,937,850	—	155,937,850
Total Investments	1,460,219	2,252,917,689	101,430,623	2,355,808,531
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	1,510,965	—	1,510,965
Futures Contracts	3,765,026	—	—	3,765,026
Swap Contracts	—	2,477,943	—	2,477,943
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,971,740)	—	(1,971,740)
Futures Contracts	(603,360)	—	—	(603,360)
Swap Contracts	—	(13,502,049)	—	(13,502,049)
Total	4,621,885	2,241,432,808	101,430,623	2,347,485,316

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	106,858,518	106,858,518	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Senior Loans ($)	Common Stocks ($)	Total ($)
Balance as of October 31, 2014	3,032,329	50,787,423	—	8,240,849	6,009,113	14,137,318	275,470	82,482,502
Increase (decrease) in accrued discounts/ premiums	749	(27,911)	(3,616)	10	(30,684)	7,927	—	(53,525)
Realized gain (loss)	—	3,763	—	216	24,415	24,606	(10,020)	42,980
Change in unrealized appreciation (depreciation)(a)	(107,614)	(758,709)	(4,713)	(147,180)	(191,475)	(143,419)	10,216	(1,342,894)
Sales	—	(8,847,442)	(11,367,966)	(345,011)	(644,004)	(6,649,950)	(16,411)	(27,870,784)
Purchases	—	53,217,825	10,117,997	5,921,710	—	9,552,079	—	78,809,611
Transfers into Level 3	—	—	6,421,206	—	—	1,507,721	—	7,928,927
Transfers out of Level 3	(2,334,416)	(21,202,341)	—	(8,240,849)	—	(6,529,333)	(259,255)	(38,566,194)
Balance as of October 31, 2015	591,048	73,172,608	5,162,908	5,429,745	5,167,365	11,906,949	—	101,430,623

(a) Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2015 was $(1,346,062), which is comprised of Corporate Bonds & Notes of $(107,614), Residential Mortgage-Backed Securities — Non-Agency of $(759,396), Commercial Mortgage-Backed Securities — Non-Agency of $(4,713), Asset-Backed Securities — Non-Agency of $(147,180), Foreign Government Obligations of $(191,475) and Senior Loans of $(135,684).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds, residential and asset backed securities, foreign government obligations, senior loans, and equity securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,249,619,788)	$2,198,441,081
Affiliated issuers (identified cost $155,937,850)	155,937,850
Options purchased (identified cost $2,280,000)	1,429,600
Total investments (identified cost $2,407,837,638)	2,355,808,531
Cash	241,831
Foreign currency (identified cost $1,267,192)	1,267,191
Margin deposits	14,880,066
Unrealized appreciation on forward foreign currency exchange contracts	1,510,965
Premiums paid on outstanding swap contracts	15,425,919
Receivable for:
Investments sold	5,267,599
Investments sold on a delayed delivery basis	30,925,660
Capital shares sold	9,420,922
Dividends	16,727
Interest	24,766,914
Foreign tax reclaims	98,429
Variation margin	438,195
Expense reimbursement due from Investment Manager	1,557
Prepaid expenses	15,742
Trustees' deferred compensation plan	183,276
Total assets	2,460,269,524
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,971,740
Unrealized depreciation on swap contracts	2,396,184
Payable for:
Investments purchased	9,181,379
Investments purchased on a delayed delivery basis	131,978,335
Capital shares purchased	3,550,316
Variation margin	1,735,451
Investment management fees	32,696
Distribution and/or service fees	16,284
Transfer agent fees	322,835
Administration fees	3,994
Plan administration fees	1
Compensation of board members	47,315
Chief compliance officer expenses	57
Other expenses	159,466
Trustees' deferred compensation plan	183,276
Total liabilities	151,579,329
Net assets applicable to outstanding capital stock	$2,308,690,195
Represented by
Paid-in capital	$2,367,947,320
Undistributed net investment income	5,999,749
Accumulated net realized loss	(4,842,009)
Unrealized appreciation (depreciation) on:
Investments	(51,178,707)
Foreign currency translations	(62,543)
Forward foreign currency exchange contracts	(460,775)
Futures contracts	3,161,666
Options purchased	(850,400)
Swap contracts	(11,024,106)
Total — representing net assets applicable to outstanding capital stock	$2,308,690,195

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2015

Class A
Net assets	$1,461,248,298
Shares outstanding	252,410,174
Net asset value per share	$5.79
Maximum offering price per share(a)	$6.08
Class B
Net assets	$9,012,567
Shares outstanding	1,557,870
Net asset value per share	$5.79
Class C
Net assets	$219,782,448
Shares outstanding	37,958,767
Net asset value per share	$5.79
Class K
Net assets	$151,526
Shares outstanding	26,576
Net asset value per share	$5.70
Class R
Net assets	$2,438,904
Shares outstanding	418,745
Net asset value per share	$5.82
Class R4
Net assets	$18,630,029
Shares outstanding	3,269,568
Net asset value per share	$5.70
Class R5
Net assets	$12,230,791
Shares outstanding	2,143,195
Net asset value per share	$5.71
Class W
Net assets	$9,543
Shares outstanding	1,650
Net asset value per share	$5.78
Class Y
Net assets	$10,703,712
Shares outstanding	1,880,518
Net asset value per share	$5.69
Class Z
Net assets	$574,482,377
Shares outstanding	100,764,449
Net asset value per share	$5.70

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$53,141
Dividends — affiliated issuers	149,229
Interest	103,463,009
Foreign taxes withheld	(242,974)
Total income	103,422,405
Expenses:
Investment management fees	10,818,719
Distribution and/or service fees
Class A	3,307,767
Class B	123,301
Class C	1,884,641
Class R	9,680
Class W	25
Transfer agent fees
Class A	2,508,029
Class B	23,542
Class C	357,080
Class K	76
Class R	3,648
Class R4	19,408
Class R5	3,677
Class W	19
Class Z	1,012,693
Administration fees	1,322,802
Plan administration fees
Class K	382
Compensation of board members	53,599
Custodian fees	100,927
Printing and postage fees	260,558
Registration fees	236,288
Audit fees	44,683
Legal fees	65,690
Chief compliance officer expenses	978
Other	79,128
Total expenses	22,237,340
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(627,722)
Expense reductions	(4,761)
Total net expenses	21,604,857
Net investment income	81,817,548
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(15,758,438)
Foreign currency translations	(212,485)
Forward foreign currency exchange contracts	33,278,361
Futures contracts	(14,522,488)
Swap contracts	1,254,816
Net realized gain	4,039,766
Net change in unrealized appreciation (depreciation) on:
Investments	(77,908,559)
Foreign currency translations	67,486
Forward foreign currency exchange contracts	(774,991)
Futures contracts	6,362,631
Options purchased	(850,400)
Swap contracts	(11,407,674)
Net change in unrealized depreciation	(84,511,507)
Net realized and unrealized loss	(80,471,741)
Net increase in net assets resulting from operations	$1,345,807

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations
Net investment income	$81,817,548	$92,224,840
Net realized gain	4,039,766	27,856,464
Net change in unrealized depreciation	(84,511,507)	(20,239,443)
Net increase in net assets resulting from operations	1,345,807	99,841,861
Distributions to shareholders
Net investment income
Class A	(56,328,880)	(50,496,230)
Class B	(426,942)	(653,135)
Class C	(6,660,428)	(6,444,716)
Class K	(6,768)	(6,672)
Class R	(76,719)	(56,509)
Class R4	(488,718)	(173,995)
Class R5	(351,761)	(116,718)
Class W	(415)	(256)
Class Y	(178,689)	(10,870)
Class Z	(24,659,843)	(29,888,334)
Net realized gains
Class A	(20,888,229)	(36,044,552)
Class B	(244,113)	(675,739)
Class C	(3,011,720)	(5,834,610)
Class K	(2,576)	(4,862)
Class R	(23,273)	(37,630)
Class R4	(107,555)	(88,712)
Class R5	(89,286)	(58,030)
Class W	(164)	(71)
Class Y	(27,589)	(549)
Class Z	(10,389,836)	(20,774,814)
Total distributions to shareholders	(123,963,504)	(151,367,004)
Increase (decrease) in net assets from capital stock activity	237,775,190	(68,716,989)
Total increase (decrease) in net assets	115,157,493	(120,242,132)
Net assets at beginning of year	2,193,532,702	2,313,774,834
Net assets at end of year	$2,308,690,195	$2,193,532,702
Undistributed net investment income	$5,999,749	$8,651,007

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	84,974,597	502,761,926	65,360,791	400,346,321
Distributions reinvested	12,102,913	70,936,223	12,935,040	78,398,656
Redemptions	(59,103,690)	(350,817,597)	(71,969,614)	(440,986,881)
Net increase	37,973,820	222,880,552	6,326,217	37,758,096
Class B shares
Subscriptions	119,968	710,706	172,372	1,053,536
Distributions reinvested	91,682	536,107	174,921	1,057,127
Redemptions(a)	(1,296,696)	(7,694,888)	(1,954,925)	(11,986,412)
Net decrease	(1,085,046)	(6,448,075)	(1,607,632)	(9,875,749)
Class C shares
Subscriptions	13,475,323	79,522,045	3,961,634	24,305,051
Distributions reinvested	1,321,429	7,737,129	1,567,141	9,493,476
Redemptions	(7,313,925)	(43,349,157)	(10,322,949)	(63,246,438)
Net increase (decrease)	7,482,827	43,910,017	(4,794,174)	(29,447,911)
Class K shares
Subscriptions	—	—	398	2,400
Distributions reinvested	1,513	8,740	1,831	10,937
Redemptions	(750)	(4,411)	(4,160)	(25,168)
Net increase (decrease)	763	4,329	(1,931)	(11,831)
Class R shares
Subscriptions	261,629	1,565,927	190,951	1,178,705
Distributions reinvested	15,478	91,228	14,868	90,648
Redemptions	(122,818)	(731,144)	(135,132)	(836,771)
Net increase	154,289	926,011	70,687	432,582
Class R4 shares
Subscriptions	3,255,604	18,930,651	699,631	4,232,013
Distributions reinvested	91,959	530,126	25,196	151,157
Redemptions	(1,019,615)	(5,889,927)	(331,831)	(2,006,687)
Net increase	2,327,948	13,570,850	392,996	2,376,483
Class R5 shares
Subscriptions	1,926,247	11,280,662	620,697	3,773,902
Distributions reinvested	75,700	437,568	29,039	174,127
Redemptions	(552,583)	(3,233,750)	(208,549)	(1,254,449)
Net increase	1,449,364	8,484,480	441,187	2,693,580
Class W shares
Subscriptions	—	—	1,244	7,606
Net increase	—	—	1,244	7,606

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	1,657,870	9,520,309	258,916	1,554,197
Distributions reinvested	35,820	205,182	1,839	11,063
Redemptions	(75,475)	(429,032)	(1,558)	(9,466)
Net increase	1,618,215	9,296,459	259,197	1,555,794
Class Z shares
Subscriptions	50,637,205	294,144,453	26,969,988	163,228,255
Distributions reinvested	1,966,899	11,347,117	1,671,965	9,993,382
Redemptions	(61,741,742)	(360,341,003)	(41,021,506)	(247,427,276)
Net decrease	(9,137,638)	(54,849,433)	(12,379,553)	(74,205,639)
Total net increase (decrease)	40,784,542	237,775,190	(11,291,762)	(68,716,989)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,								Year Ended May 31,
Class A	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$6.13		$6.27		$6.41		$6.11		$6.16		$5.84
Income from investment operations:
Net investment income	0.23		0.25		0.26		0.11		0.30		0.32
Net realized and unrealized gain (loss)	(0.22)		0.03		(0.13)		0.30		(0.04)		0.43
Total from investment operations	0.01		0.28		0.13		0.41		0.26		0.75
Less distributions to shareholders:
Net investment income	(0.25)		(0.25)		(0.25)		(0.11)		(0.31)		(0.43)
Net realized gains	(0.10)		(0.17)		(0.02)		—		—		—
Total distributions to shareholders	(0.35)		(0.42)		(0.27)		(0.11)		(0.31)		(0.43)
Net asset value, end of period	$5.79		$6.13		$6.27		$6.41		$6.11		$6.16
Total return	0.25%		4.64%		2.01%		6.72%		4.44%		13.21%
Ratios to average net assets(b)
Total gross expenses	1.06%		1.04%		1.03%		1.02	%(c)	1.03%		1.01%
Total net expenses(d)	1.03	%(e)	1.04	%(e)	1.03	%(e)	1.02	%(c)(e)	1.02	%(e)	1.00	%(e)
Net investment income	3.94%		4.14%		4.10%		4.11	%(c)	4.89%		5.22%
Supplemental data
Net assets, end of period (in thousands)	$1,461,248		$1,313,683		$1,303,812		$1,492,620		$1,365,605		$956,132
Portfolio turnover	169%		124%		113%		48%		83%		128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,								Year Ended May 31,
Class B	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$6.12		$6.26		$6.41		$6.11		$6.16		$5.84
Income from investment operations:
Net investment income	0.19		0.21		0.21		0.09		0.25		0.27
Net realized and unrealized gain (loss)	(0.21)		0.02		(0.14)		0.30		(0.03)		0.43
Total from investment operations	(0.02)		0.23		0.07		0.39		0.22		0.70
Less distributions to shareholders:
Net investment income	(0.21)		(0.20)		(0.20)		(0.09)		(0.27)		(0.38)
Net realized gains	(0.10)		(0.17)		(0.02)		—		—		—
Total distributions to shareholders	(0.31)		(0.37)		(0.22)		(0.09)		(0.27)		(0.38)
Net asset value, end of period	$5.79		$6.12		$6.26		$6.41		$6.11		$6.16
Total return	(0.33%)		3.85%		1.09%		6.39%		3.65%		12.37%
Ratios to average net assets(b)
Total gross expenses	1.81%		1.79%		1.78%		1.77	%(c)	1.78%		1.76%
Total net expenses(d)	1.78	%(e)	1.79	%(e)	1.78	%(e)	1.77	%(c)(e)	1.77	%(e)	1.75	%(e)
Net investment income	3.18%		3.40%		3.32%		3.37	%(c)	4.15%		4.47%
Supplemental data
Net assets, end of period (in thousands)	$9,013		$16,181		$26,614		$49,873		$55,594		$61,684
Portfolio turnover	169%		124%		113%		48%		83%		128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,								Year Ended May 31,
Class C	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$6.13		$6.27		$6.41		$6.11		$6.17		$5.84
Income from investment operations:
Net investment income	0.19		0.22		0.22		0.09		0.26		0.28
Net realized and unrealized gain (loss)	(0.22)		0.02		(0.13)		0.30		(0.04)		0.44
Total from investment operations	(0.03)		0.24		0.09		0.39		0.22		0.72
Less distributions to shareholders:
Net investment income	(0.21)		(0.21)		(0.21)		(0.09)		(0.28)		(0.39)
Net realized gains	(0.10)		(0.17)		(0.02)		—		—		—
Total distributions to shareholders	(0.31)		(0.38)		(0.23)		(0.09)		(0.28)		(0.39)
Net asset value, end of period	$5.79		$6.13		$6.27		$6.41		$6.11		$6.17
Total return	(0.49%)		4.00%		1.40%		6.45%		3.64%		12.72%
Ratios to average net assets(b)
Total gross expenses	1.81%		1.79%		1.78%		1.77	%(c)	1.78%		1.76%
Total net expenses(d)	1.78	%(e)	1.66	%(e)	1.63	%(e)	1.62	%(c)(e)	1.62	%(e)	1.60	%(e)
Net investment income	3.19%		3.52%		3.50%		3.51	%(c)	4.28%		4.62%
Supplemental data
Net assets, end of period (in thousands)	$219,782		$186,746		$221,063		$263,736		$234,351		$185,859
Portfolio turnover	169%		124%		113%		48%		83%		128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,					Year Ended May 31,
Class K	2015	2014	2013	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.04	$6.18	$6.33	$6.04		$6.09		$6.01
Income from investment operations:
Net investment income	0.24	0.26	0.26	0.11		0.30		0.07
Net realized and unrealized gain (loss)	(0.22)	0.02	(0.14)	0.29		(0.03)		0.09
Total from investment operations	0.02	0.28	0.12	0.40		0.27		0.16
Less distributions to shareholders:
Net investment income	(0.26)	(0.25)	(0.25)	(0.11)		(0.32)		(0.08)
Net realized gains	(0.10)	(0.17)	(0.02)	—		—		—
Total distributions to shareholders	(0.36)	(0.42)	(0.27)	(0.11)		(0.32)		(0.08)
Net asset value, end of period	$5.70	$6.04	$6.18	$6.33		$6.04		$6.09
Total return	0.37%	4.83%	1.99%	6.68%		4.59%		2.62%
Ratios to average net assets(c)
Total gross expenses	0.92%	0.92%	0.91%	0.91	%(d)	0.90%		0.89	%(d)
Total net expenses(e)	0.92%	0.92%	0.91%	0.91	%(d)(f)	0.90	%(f)	0.89	%(d)(f)
Net investment income	4.05%	4.27%	4.22%	4.22	%(d)	5.00%		5.19	%(d)
Supplemental data
Net assets, end of period (in thousands)	$152	$156	$172	$182		$219		$3
Portfolio turnover	169%	124%	113%	48%		83%		128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,								Year Ended May 31,
Class R	2015		2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.16		$6.30		$6.44		$6.14		$6.19		$6.16
Income from investment operations:
Net investment income	0.22		0.24		0.25		0.10		0.27		0.22
Net realized and unrealized gain (loss)	(0.22)		0.02		(0.14)		0.30		(0.02)		0.13
Total from investment operations	—		0.26		0.11		0.40		0.25		0.35
Less distributions to shareholders:
Net investment income	(0.24)		(0.23)		(0.23)		(0.10)		(0.30)		(0.32)
Net realized gains	(0.10)		(0.17)		(0.02)		—		—		—
Total distributions to shareholders	(0.34)		(0.40)		(0.25)		(0.10)		(0.30)		(0.32)
Net asset value, end of period	$5.82		$6.16		$6.30		$6.44		$6.14		$6.19
Total return	0.00	%(c)	4.35%		1.74%		6.58%		4.20%		5.86%
Ratios to average net assets(d)
Total gross expenses	1.31%		1.29%		1.29%		1.27	%(e)	1.29%		1.36	%(e)
Total net expenses(f)	1.28	%(g)	1.29	%(g)	1.29	%(g)	1.27	%(e)(g)	1.27	%(g)	1.25	%(e)(g)
Net investment income	3.69%		3.88%		3.92%		3.82	%(e)	4.44%		5.31	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2,439		$1,629		$1,220		$218		$71		$3
Portfolio turnover	169%		124%		113%		48%		83%		128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$6.04		$6.18		$6.34
Income from investment operations:
Net investment income	0.24		0.26		0.27
Net realized and unrealized gain (loss)	(0.21)		0.03		(0.15)
Total from investment operations	0.03		0.29		0.12
Less distributions to shareholders:
Net investment income	(0.27)		(0.26)		(0.26)
Net realized gains	(0.10)		(0.17)		(0.02)
Total distributions to shareholders	(0.37)		(0.43)		(0.28)
Net asset value, end of period	$5.70		$6.04		$6.18
Total return	0.52%		4.98%		1.97%
Ratios to average net assets(b)
Total gross expenses	0.82%		0.79%		0.80	%(c)
Total net expenses(d)	0.78	%(e)	0.79	%(e)	0.79	%(c)(e)
Net investment income	4.20%		4.36%		4.54	%(c)
Supplemental data
Net assets, end of period (in thousands)	$18,630		$5,683		$3,389
Portfolio turnover	169%		124%		113%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,					Year Ended May 31,
Class R5	2015	2014	2013	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.04	$6.19	$6.33	$6.04		$6.09		$6.01
Income from investment operations:
Net investment income	0.25	0.27	0.29	0.12		0.32		0.08
Net realized and unrealized gain (loss)	(0.21)	0.02	(0.14)	0.29		(0.03)		0.08
Total from investment operations	0.04	0.29	0.15	0.41		0.29		0.16
Less distributions to shareholders:
Net investment income	(0.27)	(0.27)	(0.27)	(0.12)		(0.34)		(0.08)
Net realized gains	(0.10)	(0.17)	(0.02)	—		—		—
Total distributions to shareholders	(0.37)	(0.44)	(0.29)	(0.12)		(0.34)		(0.08)
Net asset value, end of period	$5.71	$6.04	$6.19	$6.33		$6.04		$6.09
Total return	0.80%	4.92%	2.39%	6.79%		4.86%		2.68%
Ratios to average net assets(c)
Total gross expenses	0.68%	0.67%	0.69%	0.66	%(d)	0.65%		0.63	%(d)
Total net expenses(e)	0.68%	0.67%	0.69%	0.66	%(d)(f)	0.65	%(f)	0.63	%(d)(f)
Net investment income	4.32%	4.47%	4.73%	4.50	%(d)	5.26%		5.45	%(d)
Supplemental data
Net assets, end of period (in thousands)	$12,231	$4,193	$1,563	$8		$277		$3
Portfolio turnover	169%	124%	113%	48%		83%		128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,								Year Ended May 31,
Class W	2015		2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.12		$6.26		$6.41		$6.10		$6.16		$6.16
Income from investment operations:
Net investment income	0.23		0.25		0.27		0.11		0.30		0.21
Net realized and unrealized gain (loss)	(0.22)		0.03		(0.15)		0.31		(0.04)		0.12
Total from investment operations	0.01		0.28		0.12		0.42		0.26		0.33
Less distributions to shareholders:
Net investment income	(0.25)		(0.25)		(0.25)		(0.11)		(0.32)		(0.33)
Net realized gains	(0.10)		(0.17)		(0.02)		—		—		—
Total distributions to shareholders	(0.35)		(0.42)		(0.27)		(0.11)		(0.32)		(0.33)
Net asset value, end of period	$5.78		$6.12		$6.26		$6.41		$6.10		$6.16
Total return	0.25%		4.67%		1.91%		6.90%		4.34%		5.53%
Ratios to average net assets(c)
Total gross expenses	1.07%		1.04%		0.97%		1.00	%(d)	1.03%		0.89	%(d)
Total net expenses(e)	1.03	%(f)	1.04	%(f)	0.97	%(f)	1.00	%(d)(f)	1.02	%(f)	0.89	%(d)(f)
Net investment income	3.94%		4.08%		4.21%		4.19	%(d)	4.89%		5.10	%(d)
Supplemental data
Net assets, end of period (in thousands)	$10		$10		$3		$3		$2		$3
Portfolio turnover	169%		124%		113%		48%		83%		128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$6.03	$6.17	$6.18
Income from investment operations:
Net investment income	0.25	0.27	0.11
Net realized and unrealized gain (loss)	(0.21)	0.03	(0.02)
Total from investment operations	0.04	0.30	0.09
Less distributions to shareholders:
Net investment income	(0.28)	(0.27)	(0.10)
Net realized gains	(0.10)	(0.17)	—
Total distributions to shareholders	(0.38)	(0.44)	(0.10)
Net asset value, end of period	$5.69	$6.03	$6.17
Total return	0.68%	5.15%	1.57%
Ratios to average net assets(b)
Total gross expenses	0.64%	0.63%	0.64	%(c)
Total net expenses(d)	0.64%	0.63%	0.64	%(c)
Net investment income	4.35%	4.50%	4.94	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10,704	$1,582	$19
Portfolio turnover	169%	124%	113%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,								Year Ended May 31,
Class Z	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$6.04		$6.18		$6.33		$6.04		$6.09		$5.78
Income from investment operations:
Net investment income	0.24		0.27		0.27		0.11		0.31		0.33
Net realized and unrealized gain (loss)	(0.21)		0.02		(0.14)		0.29		(0.03)		0.42
Total from investment operations	0.03		0.29		0.13		0.40		0.28		0.75
Less distributions to shareholders:
Net investment income	(0.27)		(0.26)		(0.26)		(0.11)		(0.33)		(0.44)
Net realized gains	(0.10)		(0.17)		(0.02)		—		—		—
Total distributions to shareholders	(0.37)		(0.43)		(0.28)		(0.11)		(0.33)		(0.44)
Net asset value, end of period	$5.70		$6.04		$6.18		$6.33		$6.04		$6.09
Total return	0.51%		4.97%		2.13%		6.74%		4.75%		13.46%
Ratios to average net assets(b)
Total gross expenses	0.81%		0.79%		0.78%		0.77	%(c)	0.78%		0.76%
Total net expenses(d)	0.78	%(e)	0.79	%(e)	0.78	%(e)	0.77	%(c)(e)	0.77	%(e)	0.75	%(e)
Net investment income	4.19%		4.39%		4.34%		4.37	%(c)	5.13%		5.47%
Supplemental data
Net assets, end of period (in thousands)	$574,482		$663,669		$755,920		$985,278		$812,836		$660,970
Portfolio turnover	169%		124%		113%		48%		83%		128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia Strategic Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE;

therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of

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COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. The Fund purchased or wrote interest rate swaption contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	506,104,087
Futures contracts — Short	475,909,260
Credit default swap contracts — buy protection	67,983,000
Credit default swap contracts — sell protection	72,942,500
Derivative Instrument	Average Market Value ($)**
Options contracts — Purchased	212,935
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	2,735,719	(1,951,977)
Interest rate swap contracts	470,776	(10,686,570)

*Based on the ending quarterly outstanding amounts for the year ended October 31, 2015.

**Based on the daily outstanding amounts for the year ended October 31, 2015.

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	2,477,943	*
Credit risk	Premiums paid on outstanding swap contracts	15,422,913
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,510,965
Interest rate risk	Net assets — unrealized appreciation on futures contracts	3,765,026	*
Interest rate risk	Investments, at value — Options purchased	1,429,600
Interest rate risk	Premiums paid on outstanding swap contracts	3,006
Total		24,609,453
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	1,844,322	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,971,740
Interest rate risk	Net assets — unrealized depreciation on futures contracts	603,360	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	11,657,727	*
Total		16,077,149

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	7,904,047	7,904,047
Foreign exchange risk	33,278,361	—	—	—	33,278,361
Interest rate risk	—	(14,522,488)	—	(6,649,231)	(21,171,719)
Total	33,278,361	(14,522,488)	—	1,254,816	20,010,689
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(1,960,428)	(1,960,428)
Foreign exchange risk	(774,991)	—	—	—	(774,991)
Interest rate risk	—	6,362,631	(850,400)	(9,447,246)	(3,935,015)
Total	(774,991)	6,362,631	(850,400)	(11,407,674)	(6,670,434)

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October 31, 2015

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Forward Sale Commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the

Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included

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COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2015:

	Barclays ($)	Citi ($)	Deutsche Bank ($)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)(e)	Morgan Stanley ($)(e)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	—	83,970	—	—	—	—	83,970
Forward foreign currency exchange contracts	—	64,926	83,292	—	9,356	—	—	—	46,045	206,735	1,100,611	1,510,965
Options purchased puts	1,429,600	—	—	—	—	—	—	—	—	—	—	1,429,600
OTC credit default swap contracts(b)	11,831,940	—	—	1,746,651	—	—	—	—	—	—	—	13,578,591
Total Assets	13,261,540	64,926	83,292	1,746,651	9,356	—	83,970	—	46,045	206,735	1,100,611	16,603,126
Liabilities
Centrally cleared interest rate swap contracts(a)	—	—	—	—	—	—	983,179	—	—	—	—	983,179
Forward foreign currency exchange contracts	—	43,177	—	100,606	211,611	—	—	414,158	422,034	780,154	—	1,971,740
OTC interest rate swap contracts(b)	—	—	—	—	—	495,841	—	56,021	—	—	—	551,862
Total Liabilities	—	43,177	—	100,606	211,611	495,841	983,179	470,179	422,034	780,154	—	3,506,781
Total Financial and Derivative Net Assets	13,261,540	21,749	83,292	1,646,045	(202,255)	(495,841)	(899,209)	(470,179)	(375,989)	(573,419)	1,100,611	13,096,345
Total collateral received (pledged)(c)	13,179,539	—	—	1,646,045	—	(495,841)	(899,209)	—	—	—	—	13,430,534
Net Amount(d)	82,001	21,749	83,292	—	(202,255)	—	—	(470,179)	(375,989)	(573,419)	1,100,611	(334,189)

(a) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d) Represents the net amount due from/ (to) counterparties in the event of default.

(e) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

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COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.530% to 0.353% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2015 was 0.52% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2015 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliated Funds

For the year ended October 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $25,179,250.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has

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COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class Y shares do not pay transfer agency fees.

For the year ended October 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K	0.05
Class R	0.19
Class R4	0.19
Class R5	0.05
Class W	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $4,761.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,337,255 for Class A, $4,222 for Class B and $13,724 for Class C shares for the year ended October 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective March 1, 2015	Contractual Expense Cap Prior to March 1, 2015
Class A	1.03%	1.04%
Class B	1.78	1.79
Class C	1.78	1.79
Class K	0.94	0.96
Class R	1.28	1.29
Class R4	0.78	0.79
Class R5	0.69	0.71
Class W	1.03	1.04
Class Y	0.64	0.66
Class Z	0.78	0.79

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$4,710,357
Accumulated net realized loss	(4,706,900)
Paid-in capital	(3,457)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2015	2014
Ordinary income	$93,872,376	$90,712,705
Long-term capital gains	30,091,128	60,654,298
Total	$123,963,504	$151,367,003

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,188,390
Net unrealized depreciation	(52,434,426)

At October 31, 2015, the cost of investments for federal income tax purposes was $2,408,242,957 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$33,242,292
Unrealized depreciation	(85,676,718)
Net unrealized depreciation	$(52,434,426)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,716,421,398 and

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

$3,511,962,156, respectively, for the year ended October 31, 2015, of which $2,435,802,452 and $2,385,156,524, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan as lead of a syndicate of banks under the credit facility agreement. The credit facility agreement, as amended, permits collective borrowings up to $1 billion under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2015, one unaffiliated shareholder of record owned 16.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 44.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

(AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund (the "Fund," a series of Columbia Funds Series Trust I) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 22, 2015

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company);and Premier, Inc. (healthcare)

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Strategic Income Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on March 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Agreements;

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Advisory Agreement and approval of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the fiftieth, sixty-second and forty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015

COLUMBIA STRATEGIC INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015

Columbia Strategic Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN232_10_E01_(12/15)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eight series of the registrant whose reports to stockholders are included in this annual filing.  One series liquidated on February 6, 2015 and one series commenced operations on June 30, 2015.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$185,400	$190,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$2,800	$3,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended October 31, 2015 and October 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$40,600	$26,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2015 and 2014 also include Tax Fees for foreign tax filings. Fiscal year 2015 also includes Tax Fees for the review of agreed-upon procedures for a fund merger and the review of a final tax return.

During the fiscal years ended October 31, 2015 and October 31, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$225,000	$325,000

In fiscal years 2015 and 2014, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the

Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$268,400	$354,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 22, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 22, 2015